UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04347

GMO Trust

(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA	02110
(Address of principal executive offices)	(Zip code)

J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/28/14

Date of reporting period: 11/30/13

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the Registrant for the periods ended November 30, 2013 are filed herewith.

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 99.1%

	Capital Goods — 4.1%
1,984,900	3M Co.	265,003,999
42,700	Cummins, Inc.	5,651,772
597,800	Danaher Corp.	44,715,440
939,800	Emerson Electric Co.	62,957,202
519,200	Illinois Tool Works, Inc.	41,317,936
75,700	Precision Castparts Corp.	19,564,665
837,100	United Technologies Corp.	92,800,906
61,200	WW Grainger, Inc.	15,784,704

	Total Capital Goods	547,796,624

	Consumer Durables & Apparel — 0.9%
110,800	Mattel, Inc.	5,126,716
1,459,340	Nike, Inc. – Class B	115,492,168
22,800	VF Corp.	5,348,424

	Total Consumer Durables & Apparel	125,967,308

	Consumer Services — 1.6%
2,104,500	McDonald’s Corp.	204,915,165
100,235	Yum! Brands, Inc.	7,786,255

	Total Consumer Services	212,701,420

	Energy — 7.2%
4,137,534	BP Plc	32,548,789
4,658,070	Chevron Corp.	570,334,091
3,033,600	Exxon Mobil Corp.	283,580,928
1,194,161	Royal Dutch Shell Plc – A Shares	39,942,008
598,841	Total SA	36,218,002

	Total Energy	962,623,818

	Food & Staples Retailing — 5.7%
631,300	Costco Wholesale Corp.	79,183,959
1,131,400	CVS Caremark Corp.	75,758,544
1,885,209	Sysco Corp.	63,399,578
3,799,006	Tesco Plc	21,617,388
1,292,500	Walgreen Co.	76,516,000
5,309,200	Wal–Mart Stores, Inc.	430,098,292
430,555	Woolworths Ltd.	13,208,861

	Total Food & Staples Retailing	759,782,622

	Food, Beverage & Tobacco — 13.7%
195,472	Anheuser-Busch InBev NV	19,921,741
884,768	British American Tobacco Plc	47,084,230
14,604,300	Coca-Cola Co. (The)	586,946,817
1,002,300	General Mills, Inc.	50,545,989
2,710,800	Japan Tobacco, Inc.	91,698,764
1,183,900	Lorillard, Inc.	60,769,587
791,137	Nestle SA (Registered)	57,709,744
4,479,411	PepsiCo, Inc.	378,331,053
5,757,530	Philip Morris International, Inc.	492,499,116
1,257,661	Unilever NV	49,395,578

Shares	Description	Value ($)
	Food, Beverage & Tobacco — continued
482	Unilever Plc	19,477

	Total Food, Beverage & Tobacco	1,834,922,096

	Health Care Equipment & Services — 10.5%
5,841,505	Abbott Laboratories	223,087,076
1,004,100	Baxter International, Inc.	68,730,645
590,900	Becton, Dickinson and Co.	64,165,831
252,300	Covidien Plc	17,221,998
5,053,380	Express Scripts Holding Co. *	340,345,143
53,700	Humana, Inc.	5,584,263
378,165	Laboratory Corp. of America Holdings *	38,516,105
191,600	McKesson Corp.	31,784,524
3,731,230	Medtronic, Inc.	213,874,104
476,345	Quest Diagnostics, Inc.	29,028,464
914,700	Stryker Corp.	68,071,974
2,596,444	UnitedHealth Group, Inc.	193,383,149
358,000	WellPoint, Inc.	33,251,040
859,467	Zimmer Holdings, Inc.	78,563,879

	Total Health Care Equipment & Services	1,405,608,195

	Household & Personal Products — 6.7%
267,753	Church & Dwight Co., Inc.	17,470,883
3,503,600	Colgate-Palmolive Co.	230,571,916
592,500	Kimberly-Clark Corp.	64,677,300
7,041,400	Procter & Gamble Co. (The)	593,026,708
294	Reckitt Benckiser Group Plc	23,594

	Total Household & Personal Products	905,770,401

	Materials — 0.2%
184,500	Monsanto Co.	20,909,385

	Pharmaceuticals, Biotechnology & Life Sciences — 16.7%
207,600	Allergan, Inc.	20,147,580
1,184,413	Amgen, Inc.	135,117,835
1,712,510	AstraZeneca Plc	98,228,850
3,237,300	Bristol–Myers Squibb Co.	166,332,474
2,158,100	Eli Lilly & Co.	108,379,782
1,311,200	Gilead Sciences, Inc. *	98,090,872
5,404,461	GlaxoSmithKline Plc	143,017,129
7,708,800	Johnson & Johnson	729,715,008
3,154,700	Merck & Co., Inc.	157,198,701
641,863	Novartis AG (Registered)	50,742,872
53,738	Novo Nordisk A/S – Class B	9,604,098
12,401,539	Pfizer, Inc.	393,500,832
337,512	Roche Holding AG	94,135,299
438,675	Sanofi	46,339,585
2,082	Takeda Pharmaceutical Co., Ltd.	101,246

	Total Pharmaceuticals, Biotechnology & Life Sciences	2,250,652,163

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Retailing — 1.5%
390,800	Bed Bath & Beyond, Inc. *	30,494,124
173,800	Genuine Parts Co.	14,397,592
503,900	Home Depot, Inc.	40,649,613
1,585,600	Target Corp.	101,367,408
332,978	TJX Cos., Inc. (The)	20,937,657

	Total Retailing	207,846,394

	Semiconductors & Semiconductor Equipment — 0.1%
402,800	Texas Instruments, Inc.	17,320,400

	Software & Services — 22.3%
472,900	Accenture Plc – Class A	36,635,563
538,900	Adobe Systems, Inc. *	30,598,742
206,700	Automatic Data Processing, Inc.	16,540,134
218,400	Cognizant Technology Solutions Corp. – Class A *	20,505,576
1,165,900	eBay, Inc. *	58,901,268
694,200	Google, Inc. – Class A *	735,567,378
2,945,670	International Business Machines Corp.	529,277,985
589,300	Intuit, Inc.	43,743,739
85,370	Mastercard, Inc. – Class A	64,950,350
19,845,600	Microsoft Corp.	756,712,728
17,922,300	Oracle Corp.	632,477,967
99,400	Paychex, Inc.	4,346,762
342,954	SAP AG	28,351,126
214,100	Visa, Inc. – Class A	43,560,786

	Total Software & Services	3,002,170,104

	Technology Hardware & Equipment — 7.7%
433,718	Apple, Inc.	241,177,568
16,572,931	Cisco Systems, Inc.	352,174,784
3,245,100	EMC Corp.	77,395,635
4,973,400	Hewlett-Packard Co.	136,022,490
3,081,758	Qualcomm, Inc.	226,755,754

	Total Technology Hardware & Equipment	1,033,526,231

	Telecommunication Services — 0.2%
1,451,399	NTT Docomo, Inc.	23,322,663

	TOTAL COMMON STOCKS (COST $10,616,708,097)	13,310,919,824

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
15,343,832	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	15,343,832

	TOTAL SHORT-TERM INVESTMENTS (COST $15,343,832)	15,343,832

	TOTAL INVESTMENTS — 99.2% (Cost $10,632,051,929)	13,326,263,656
	Other Assets and Liabilities (net) — 0.8%	107,812,121

	TOTAL NET ASSETS — 100.0%	$13,434,075,777

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

Country Summary*	% of Investments
United States	93.2%
United Kingdom	2.9
Switzerland	1.5
Japan	0.9
France	0.6
Netherlands	0.4
Germany	0.2
Australia	0.1
Belgium	0.1
Denmark	0.1

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	REAL ESTATE INVESTMENTS — 98.8%

	REAL ESTATE INVESTMENT TRUSTS — 98.8%

	Diversified — 13.6%
1,652	American Assets Trust, Inc.	51,526
3,785	American Realty Capital Properties, Inc.	49,621
4,483	Cousins Properties, Inc.	48,013
7,492	Duke Realty Corp.	113,729
2,908	First Potomac Realty Trust	34,896
3,908	Lexington Realty Trust	40,135
4,566	Liberty Property Trust	147,893
1,051	PS Business Parks, Inc.	82,314
2,608	RAIT Financial Trust	21,412
2,314	Select Income	63,496
15,553	Spirit Realty Capital, Inc.	154,441
7,018	Vornado Realty Trust	617,093
1,900	Washington Real Estate Investment Trust	45,106
1,326	WP Carey, Inc.	83,233

	Total Diversified	1,552,908

	Industrial — 2.0%
14,820	DCT Industrial Trust, Inc.	110,557
600	EastGroup Properties, Inc.	36,354
2,732	First Industrial Realty Trust, Inc.	47,701
1,400	STAG Industrial, Inc.	30,352

	Total Industrial	224,964

	Office — 14.4%
1,859	Alexandria Real Estate Equities, Inc.	117,600
4,800	BioMed Realty Trust, Inc.	89,184
3,651	Boston Properties, Inc.	363,238
8,028	Brandywine Realty Trust	106,612
3,781	CommonWealth	90,253
1,242	CoreSite Realty Corp.	40,191
1,535	CyrusOne, Inc.	31,360
2,566	Digital Realty Trust, Inc.	121,218
6,113	Douglas Emmett, Inc.	140,477
2,435	DuPont Fabros Technology, Inc.	57,149
4,600	Franklin Street Properties Corp.	59,156
2,400	Government Properties Income Trust	59,544
3,700	Gramercy Property Trust, Inc. *	19,906
1,921	Highwoods Properties, Inc.	69,002
1,900	Hudson Pacific Properties, Inc.	39,406
4,736	Mack-Cali Realty Corp.	96,425
8,694	Piedmont Office Realty Trust, Inc. – Class A	142,408

	Total Office	1,643,129

	Residential — 12.2%
1,519	American Campus Communities, Inc.	49,261
2,359	AvalonBay Communities, Inc.	279,683
1,628	BRE Properties, Inc.	83,402
1,742	Camden Property Trust	100,897
2,193	Campus Crest Communities, Inc.	21,820

Shares	Description	Value ($)
	Residential — continued
1,440	Equity Lifestyle Properties, Inc.	51,120
8,916	Equity Residential	459,531
595	Essex Property Trust, Inc.	90,327
1,305	Home Properties, Inc.	68,617
1,174	Mid-America Apartment Communities, Inc.	70,722
5,064	UDR, Inc.	117,839

	Total Residential	1,393,219

	Retail — 19.6%
1,700	Acadia Realty Trust	44,149
600	Agree Realty Corp.	17,580
90	Alexander’s, Inc.	29,002
3,852	CBL & Associates Properties, Inc.	69,567
2,900	Cedar Shopping Centers, Inc.	16,820
5,568	DDR Corp.	89,032
1,500	Equity One, Inc.	33,600
2,400	Excel Trust, Inc.	28,128
1,840	Federal Realty Investment Trust	190,477
1,400	Getty Realty Corp.	25,802
10,769	Kimco Realty Corp.	222,057
4,100	Kite Realty Group Trust	26,855
1,305	Macerich Co. (The)	74,307
2,779	National Retail Properties, Inc.	88,233
2,403	Pennsylvania Real Estate Investment Trust	43,230
4,141	Realty Income Corp.	157,813
2,066	Regency Centers Corp.	96,771
1,879	Retail Opportunity Investments Corp.	27,377
1,600	Rouse Properties, Inc.	39,024
4,327	Simon Property Group, Inc.	648,401
1,660	Tanger Factory Outlet Centers, Inc.	54,896
1,073	Taubman Centers, Inc.	70,153
1,300	Urstadt Biddle Properties, Inc. – Class A	24,778
4,039	Weingarten Realty Investors	115,273

	Total Retail	2,233,325

	Specialized — 37.0%
746	Ashford Hospitality Prime, Inc. *	15,263
3,732	Ashford Hospitality Trust, Inc.	30,640
2,501	Chesapeake Lodging Trust	59,699
5,640	Corrections Corp. of America	188,094
3,915	CubeSmart	63,501
6,000	DiamondRock Hospitality Co.	68,580
1,789	EPR Properties	89,969
2,361	Extra Space Storage, Inc.	98,973
4,000	FelCor Lodging Trust, Inc. *	29,280
2,898	Geo Group, Inc. (The)	95,054
12,557	HCP, Inc.	461,721
3,784	Health Care, Inc.	211,866
5,700	Healthcare Trust of America, Inc. – Class A	57,855
7,068	Hospitality Properties Trust	192,038

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Specialized — continued
16,789	Host Hotels & Resorts, Inc.	309,085
2,800	LaSalle Hotel Properties	87,696
1,500	LTC Properties, Inc.	57,765
5,095	Medical Properties Trust, Inc.	67,305
1,200	National Health Investors, Inc.	70,644
3,300	Omega Healthcare Investors, Inc.	107,877
1,561	Pebblebrook Hotel Trust	47,345
6,795	Public Storage	1,037,597
6,946	RLJ Lodging Trust	167,676
1,105	Ryman Hospitality Properties, Inc.	46,266
1,600	Sabra Health Care, Inc.	42,688
6,430	Senior Housing Properties Trust	145,640
900	Sovran Self Storage, Inc.	60,066
2,969	Summit Hotel Properties, Inc.	26,959
5,785	Sunstone Hotel Investors, Inc.	75,610
500	Universal Health Realty Income Trust	21,190
3,184	Ventas, Inc.	180,947

	Total Specialized	4,214,889

	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $9,756,503)	11,262,434

	TOTAL REAL ESTATE INVESTMENTS (COST $9,756,503)	11,262,434

	MUTUAL FUNDS — 1.2%

	Affiliated Issuers — 1.2%
5,599	GMO U.S. Treasury Fund	139,975

	TOTAL MUTUAL FUNDS (COST $139,995)	139,975

	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Funds — 0.3%
35,548	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	35,548

	TOTAL SHORT-TERM INVESTMENTS (COST $35,548)	35,548

	TOTAL INVESTMENTS — 100.3% (Cost $9,932,046)	11,437,957
	Other Assets and Liabilities (net) — (0.3%)	(38,055)

	TOTAL NET ASSETS — 100.0%	$11,399,902

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.0%

	Automobiles & Components — 1.3%
53,900	Delphi Automotive Plc	3,155,845
226,300	Ford Motor Co.	3,865,204
300,066	General Motors Co. *	11,621,556
27,900	TRW Automotive Holdings Corp. *	2,165,040

	Total Automobiles & Components	20,807,645

	Banks — 0.6%
208,500	Wells Fargo & Co.	9,178,170

	Capital Goods — 3.1%
167,600	3M Co.	22,376,276
105,600	Danaher Corp.	7,898,880
2,400	Fastenal Co.	111,672
75,900	General Dynamics Corp.	6,956,994
25,200	L-3 Communications Holdings, Inc.	2,607,192
4,800	MRC Global, Inc. *	146,832
56,000	Raytheon Co.	4,966,080
10,100	WW Grainger, Inc.	2,604,992

	Total Capital Goods	47,668,918

	Commercial & Professional Services — 0.3%
51,400	Pitney Bowes, Inc.	1,190,938
800	RR Donnelley & Sons Co.	14,800
18,500	Stericycle, Inc. *	2,173,380
29,400	Verisk Analytics, Inc. – Class A *	1,914,234

	Total Commercial & Professional Services	5,293,352

	Consumer Durables & Apparel — 1.6%
65,700	Coach, Inc.	3,804,030
142,680	Nike, Inc. – Class B	11,291,695
11,900	Ralph Lauren Corp.	2,085,237
162,900	Taylor Morrison Home Corp. – Class A *	3,559,365
17,500	VF Corp.	4,105,150

	Total Consumer Durables & Apparel	24,845,477

	Consumer Services — 2.1%
1,200	Apollo Education Group, Inc. *	31,548
39,500	Burger King Worldwide, Inc.	837,005
191,800	McDonald’s Corp.	18,675,566
400	Panera Bread Co. – Class A *	70,756
121,900	Starbucks Corp.	9,929,974
6,900	Weight Watchers International, Inc.	223,629
39,800	Yum! Brands, Inc.	3,091,664

	Total Consumer Services	32,860,142

	Diversified Financials — 5.7%
1,036,059	Bank of America Corp.	16,390,453
513,200	Citigroup, Inc.	27,158,544
12,200	Federated Investors, Inc. – Class B	332,938
38,200	Goldman Sachs Group, Inc. (The)	6,453,508
513,400	JPMorgan Chase & Co.	29,376,748

Shares	Description	Value ($)
	Diversified Financials — continued
175,000	Morgan Stanley	5,477,500
15,700	Prospect Capital Corp.	179,137
126,500	SLM Corp.	3,371,225
2,100	State Street Corp.	152,481

	Total Diversified Financials	88,892,534

	Energy — 6.7%
68,190	Apache Corp.	6,238,703
363,144	Chevron Corp.	44,463,351
133,100	ConocoPhillips	9,689,680
226,400	Exxon Mobil Corp.	21,163,872
35,100	Hess Corp.	2,847,663
68,000	Marathon Petroleum Corp.	5,626,320
112,400	Marathon Oil Corp.	4,050,896
87,500	Phillips 66	6,090,875
80,000	Valero Energy Corp.	3,657,600

	Total Energy	103,828,960

	Food & Staples Retailing — 4.2%
59,700	Costco Wholesale Corp.	7,488,171
165,500	CVS Caremark Corp.	11,081,880
56,000	Kroger Co. (The)	2,338,000
58,000	Safeway, Inc.	2,028,260
142,100	Sysco Corp.	4,778,823
178,400	Walgreen Co.	10,561,280
336,678	Wal–Mart Stores, Inc.	27,274,285

	Total Food & Staples Retailing	65,550,699

	Food, Beverage & Tobacco — 8.0%
26,650	Brown-Forman Corp. – Class B	1,999,283
44,800	Campbell Soup Co.	1,735,104
797,200	Coca-Cola Co. (The)	32,039,468
157,100	General Mills, Inc.	7,922,553
31,700	Hershey Co. (The)	3,071,413
38,200	Hormel Foods Corp.	1,719,764
49,200	Kellogg Co.	2,983,488
79,980	Lorillard, Inc.	4,105,373
26,200	McCormick & Co., Inc. (Non Voting)	1,807,800
25,200	Mead Johnson Nutrition Co.	2,129,652
31,000	Monster Beverage Corp. *	1,834,580
294,975	PepsiCo, Inc.	24,913,589
403,103	Philip Morris International, Inc.	34,481,431
66,200	Reynolds American, Inc.	3,339,790

	Total Food, Beverage & Tobacco	124,083,288

	Health Care Equipment & Services — 11.7%
342,900	Abbott Laboratories	13,095,351
126,900	Aetna, Inc.	8,747,217
29,500	AmerisourceBergen Corp.	2,080,635
106,300	Baxter International, Inc.	7,276,235
56,500	Becton, Dickinson and Co.	6,135,335
51,102	Cardinal Health, Inc.	3,301,189

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
51,560	Cerner Corp. *	2,963,153
61,200	Cigna Corp.	5,351,940
29,100	Community Health Systems, Inc.	1,200,375
92,700	Covidien Plc	6,327,702
16,270	CR Bard, Inc.	2,259,578
24,800	Edwards Lifesciences Corp. *	1,625,144
233,550	Express Scripts Holding Co. *	15,729,593
64,500	HCA Holdings, Inc.	2,994,090
18,700	Henry Schein, Inc. *	2,131,800
55,900	Humana, Inc.	5,813,041
14,990	Idexx Laboratories, Inc. *	1,561,358
8,260	Intuitive Surgical, Inc. *	3,113,194
72,100	Laboratory Corp. of America Holdings *	7,343,385
21,500	Mednax, Inc. *	2,382,200
281,700	Medtronic, Inc.	16,147,044
42,600	Quest Diagnostics, Inc.	2,596,044
30,400	ResMed, Inc.	1,483,824
74,400	Stryker Corp.	5,536,848
84,400	St Jude Medical, Inc.	4,930,648
450,074	UnitedHealth Group, Inc.	33,521,512
24,000	Varian Medical Systems, Inc. *	1,873,200
93,300	WellPoint, Inc.	8,665,704
50,225	Zimmer Holdings, Inc.	4,591,067

	Total Health Care Equipment & Services	180,778,406

	Household & Personal Products — 4.8%
30,000	Church & Dwight Co., Inc.	1,957,500
27,673	Clorox Co.	2,578,293
180,320	Colgate-Palmolive Co.	11,866,859
48,660	Estee Lauder Cos., Inc. (The) – Class A	3,647,554
25,600	Herbalife Ltd.	1,783,808
73,300	Kimberly-Clark Corp.	8,001,428
532,600	Procter & Gamble Co. (The)	44,855,572

	Total Household & Personal Products	74,691,014

	Insurance — 3.9%
104,700	AFLAC, Inc.	6,948,939
23,100	American Financial Group, Inc.	1,331,946
267,000	American International Group, Inc.	13,283,250
33,400	Assurant, Inc.	2,168,996
151,400	Genworth Financial, Inc. – Class A *	2,287,654
123,500	Hartford Financial Services Group, Inc. (The)	4,400,305
77,600	Lincoln National Corp.	3,983,208
189,600	MetLife, Inc.	9,895,224
56,200	Principal Financial Group, Inc.	2,845,406
90,800	Prudential Financial, Inc.	8,059,408
22,400	Torchmark Corp.	1,702,400
85,600	Unum Group	2,873,592

	Total Insurance	59,780,328

	Materials — 0.3%
59,200	LyondellBasell Industries NV – Class A	4,569,056

Shares	Description	Value ($)
	Media — 0.1%
64,800	Gannett Co., Inc.	1,753,488
6,900	John Wiley and Sons, Inc. – Class A	351,624

	Total Media	2,105,112

	Pharmaceuticals, Biotechnology & Life Sciences — 12.7%
144,900	AbbVie, Inc.	7,020,405
58,700	Allergan, Inc.	5,696,835
29,990	Biogen Idec, Inc. *	8,726,190
272,400	Bristol–Myers Squibb Co.	13,995,912
266,600	Eli Lilly & Co.	13,388,652
30,400	Endo Health Solutions, Inc. *	2,042,576
824,300	Johnson & Johnson	78,028,238
25,000	Life Technologies Corp. *	1,892,500
623,085	Merck & Co., Inc.	31,048,326
995,636	Pfizer, Inc.	31,591,530
39,500	Theravance, Inc. *	1,491,520
19,600	Waters Corp. *	1,950,788

	Total Pharmaceuticals, Biotechnology & Life Sciences	196,873,472

	Real Estate — 0.2%
77,000	American Capital Agency Corp. REIT	1,569,260
46,500	ARMOUR Residential, Inc. REIT	181,815
36,400	CYS Investments, Inc. REIT	291,200
25,400	Hatteras Financial Corp. REIT	424,434
27,700	Invesco Mortgage Capital, Inc. REIT	418,270
33,200	MFA Financial, Inc. REIT	242,028

	Total Real Estate	3,127,007

	Retailing — 3.2%
7,000	Abercrombie & Fitch Co. – Class A	239,960
14,300	Advance Auto Parts, Inc.	1,444,443
54,700	AutoNation, Inc. *	2,682,488
5,600	AutoZone, Inc. *	2,584,960
106,000	Bed Bath & Beyond, Inc. *	8,271,180
56,900	Best Buy Co., Inc.	2,307,295
4,800	Buckle, Inc. (The)	254,688
45,100	Dollar Tree, Inc. *	2,509,815
21,300	Family Dollar Stores, Inc.	1,486,101
33,800	GameStop Corp. – Class A	1,630,850
35,500	Genuine Parts Co.	2,940,820
11,500	Guess?, Inc.	393,990
47,700	J.C. Penney Co., Inc. *	486,063
46,700	Kohl’s Corp.	2,581,576
6,400	Rent-A-Center, Inc.	217,984
44,585	Ross Stores, Inc.	3,408,969
71,260	Sears Holdings Corp. *	4,527,148
190,800	Staples, Inc.	2,963,124
146,517	TJX Cos., Inc. (The)	9,212,989

	Total Retailing	50,144,443

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Semiconductors & Semiconductor Equipment — 1.2%
766,900	Intel Corp.	18,282,896

	Software & Services — 17.3%
128,900	Accenture Plc – Class A	9,985,883
43,000	Amdocs Ltd.	1,739,780
20,300	Ansys, Inc. *	1,739,101
1,400	AOL, Inc. *	62,412
94,100	Automatic Data Processing, Inc.	7,529,882
8,400	Booz Allen Hamilton Holding Corp.	146,916
49,200	CA, Inc.	1,623,600
39,200	Citrix Systems, Inc. *	2,325,344
59,700	Cognizant Technology Solutions Corp. – Class A *	5,605,233
400	Factset Research Systems, Inc.	45,200
16,300	Fiserv, Inc. *	1,791,207
52,020	Google, Inc. – Class A *	55,119,872
242,870	International Business Machines Corp.	43,638,882
56,700	Intuit, Inc.	4,208,841
5,600	Mastercard, Inc. – Class A	4,260,536
2,174,157	Microsoft Corp.	82,900,606
1,018,215	Oracle Corp.	35,932,807
67,800	Paychex, Inc.	2,964,894
6,700	SolarWinds, Inc. *	224,048
117,601	Symantec Corp.	2,644,847
1,200	Synopsys, Inc. *	43,956
1,700	Teradata Corp. *	77,588
216,900	Western Union Co.	3,615,723

	Total Software & Services	268,227,158

	Technology Hardware & Equipment — 7.8%
25,980	Apple, Inc.	14,446,699
30,100	Arrow Electronics, Inc. *	1,545,334
1,740,080	Cisco Systems, Inc.	36,976,700
228,500	Corning, Inc.	3,902,780
367,200	EMC Corp.	8,757,720
786,463	Hewlett-Packard Co.	21,509,763
52,500	Ingram Micro, Inc. – Class A *	1,230,600
316,900	Qualcomm, Inc.	23,317,502
50,400	Seagate Technology Plc	2,471,616
63,100	Western Digital Corp.	4,735,024
198,100	Xerox Corp.	2,254,378

	Total Technology Hardware & Equipment	121,148,116

	Telecommunication Services — 0.5%
197,200	AT&T, Inc.	6,943,412
1,900	United States Cellular Corp.	84,303

	Total Telecommunication Services	7,027,715

	Transportation — 0.2%
34,500	CH Robinson Worldwide, Inc.	2,022,735
58,300	Delta Air Lines, Inc.	1,689,534

	Total Transportation	3,712,269

Shares	Description	Value ($)
	Utilities — 0.5%
28,200	Entergy Corp.	1,745,298
123,400	Exelon Corp.	3,320,694
100,800	Public Service Enterprise Group, Inc.	3,295,152

	Total Utilities	8,361,144

	TOTAL COMMON STOCKS (COST $1,238,683,450)	1,521,837,321

	MUTUAL FUNDS — 1.5%

	Affiliated Issuers — 1.5%
934,473	GMO U.S. Treasury Fund	23,361,834

	TOTAL MUTUAL FUNDS (COST $23,361,834)	23,361,834

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
974,515	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	974,515

	TOTAL SHORT-TERM INVESTMENTS (COST $974,515)	974,515

	TOTAL INVESTMENTS — 99.6% (Cost $1,263,019,799)	1,546,173,670
	Other Assets and Liabilities (net) — 0.4%	6,375,354

	TOTAL NET ASSETS — 100.0%	$1,552,549,024

Notes to Schedule of Investments:

REIT – Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

GMO U.S. Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.4%

	Capital Goods — 4.1%
1,177,800	3M Co.	157,248,078
24,800	Cummins, Inc.	3,282,528
335,400	Danaher Corp.	25,087,920
518,500	Emerson Electric Co.	34,734,315
287,400	Illinois Tool Works, Inc.	22,871,292
43,500	Precision Castparts Corp.	11,242,575
461,000	United Technologies Corp.	51,106,460
34,900	WW Grainger, Inc.	9,001,408

	Total Capital Goods	314,574,576

	Consumer Durables & Apparel — 1.0%
60,900	Coach, Inc.	3,526,110
62,600	Mattel, Inc.	2,896,502
900,900	Nike, Inc. – Class B	71,297,226
13,200	VF Corp.	3,096,456

	Total Consumer Durables & Apparel	80,816,294

	Consumer Services — 1.8%
1,331,400	McDonald’s Corp.	129,638,418
86,700	Yum! Brands, Inc.	6,734,856

	Total Consumer Services	136,373,274

	Energy — 6.6%
2,811,800	Chevron Corp.	344,276,792
1,747,900	Exxon Mobil Corp.	163,393,692

	Total Energy	507,670,484

	Food & Staples Retailing — 5.7%
373,900	Costco Wholesale Corp.	46,898,277
686,200	CVS Caremark Corp.	45,947,952
1,141,700	Sysco Corp.	38,395,371
3,264,800	Wal–Mart Stores, Inc.	264,481,448
762,300	Walgreen Co.	45,128,160

	Total Food & Staples Retailing	440,851,208

	Food, Beverage & Tobacco — 12.5%
8,972,400	Coca-Cola Co. (The)	360,600,756
593,800	General Mills, Inc.	29,945,334
856,700	Lorillard, Inc.	43,974,411
2,780,500	PepsiCo, Inc.	234,841,030
3,457,000	Philip Morris International, Inc.	295,711,780

	Total Food, Beverage & Tobacco	965,073,311

	Health Care Equipment & Services — 11.3%
3,566,400	Abbott Laboratories	136,200,816
72,600	AmerisourceBergen Corp.	5,120,478
591,500	Baxter International, Inc.	40,488,175
343,200	Becton, Dickinson and Co.	37,268,088
81,000	Cardinal Health, Inc.	5,232,600
146,200	Covidien Plc	9,979,612

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
3,166,300	Express Scripts Holding Co. *	213,250,305
30,500	Humana, Inc.	3,171,695
262,500	Laboratory Corp. of America Holdings *	26,735,625
117,600	McKesson Corp.	19,508,664
2,242,300	Medtronic, Inc.	128,528,636
320,900	Quest Diagnostics, Inc.	19,555,646
526,000	Stryker Corp.	39,144,920
1,533,400	UnitedHealth Group, Inc.	114,207,632
201,100	WellPoint, Inc.	18,678,168
560,800	Zimmer Holdings, Inc.	51,262,728

	Total Health Care Equipment & Services	868,333,788

	Household & Personal Products — 7.2%
178,800	Church & Dwight Co., Inc.	11,666,700
2,207,100	Colgate-Palmolive Co.	145,249,251
351,600	Kimberly-Clark Corp.	38,380,656
4,247,200	Procter & Gamble Co. (The)	357,699,184

	Total Household & Personal Products	552,995,791

	Materials — 0.2%
107,600	Monsanto Co.	12,194,308

	Pharmaceuticals, Biotechnology & Life Sciences — 15.2%
134,200	Allergan, Inc.	13,024,110
694,600	Amgen, Inc.	79,239,968
466,376	AstraZeneca Plc	26,751,130
1,921,600	Bristol–Myers Squibb Co.	98,731,808
1,290,100	Eli Lilly & Co.	64,788,822
777,000	Gilead Sciences, Inc. *	58,127,370
2,046,264	GlaxoSmithKline Plc	54,149,859
4,372,500	Johnson & Johnson	413,900,850
1,936,600	Merck & Co., Inc.	96,500,778
7,887,600	Pfizer, Inc.	250,273,548
49,900	Roche Holding AG (Non Voting)	13,917,584

	Total Pharmaceuticals, Biotechnology & Life Sciences	1,169,405,827

	Retailing — 1.7%
229,500	Bed Bath & Beyond, Inc. *	17,907,885
98,700	Genuine Parts Co.	8,176,308
1,075,000	Target Corp.	68,724,750
275,800	The Home Depot, Inc.	22,248,786
242,500	TJX Cos, Inc. (The)	15,248,400

	Total Retailing	132,306,129

	Semiconductors & Semiconductor Equipment — 0.1%
258,100	Texas Instruments, Inc.	11,098,300

	Software & Services — 22.7%
266,200	Accenture Plc – Class A	20,622,514
305,400	Adobe Systems, Inc. *	17,340,612

GMO U.S. Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Software & Services — continued
120,700	Automatic Data Processing, Inc.	9,658,414
125,100	Cognizant Technology Solutions Corp. – Class A *	11,745,639
648,300	eBay, Inc. *	32,752,116
395,400	Google, Inc. – Class A *	418,961,886
1,765,700	International Business Machines Corp.	317,260,976
343,700	Intuit, Inc.	25,512,851
61,292	Mastercard, Inc. – Class A	46,631,566
11,465,500	Microsoft Corp.	437,179,515
10,727,300	Oracle Corp.	378,566,417
57,300	Paychex, Inc.	2,505,729
155,000	Visa, Inc. – Class A	31,536,300

	Total Software & Services	1,750,274,535

	Technology Hardware & Equipment — 8.3%
267,500	Apple, Inc.	148,748,725
10,356,200	Cisco Systems, Inc.	220,069,250
1,915,100	EMC Corp.	45,675,135
3,541,100	Hewlett-Packard Co.	96,849,085
1,796,600	Qualcomm, Inc.	132,193,828

	Total Technology Hardware & Equipment	643,536,023

	TOTAL COMMON STOCKS (COST $6,475,507,213)	7,585,503,848

	MUTUAL FUNDS — 0.7%

	Affiliated Issuers — 0.7%
2,252,605	GMO U.S. Treasury Fund	56,315,118

	TOTAL MUTUAL FUNDS (COST $56,319,668)	56,315,118

	SHORT-TERM INVESTMENTS — 0.7%

	Money Market Funds — 0.4%
27,523,086	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	27,523,086

	U.S. Government — 0.3%
20,690,000	U.S. Treasury Bill, 0.03%, due 01/16/14 (b)	20,689,144

	TOTAL SHORT-TERM INVESTMENTS (COST $48,212,248)	48,212,230

	TOTAL INVESTMENTS — 99.8% (Cost $6,580,039,129)	7,690,031,196
	Other Assets and Liabilities (net) — 0.2%	17,640,552

	TOTAL NET ASSETS — 100.0%	$7,707,671,748

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

(b)	The rate shown represents yield-to-maturity.

Country Summary*	% of Equity Investments
United States	98.7%
United Kingdom	1.1
Switzerland	0.2

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.9%

	Banks — 0.1%
55	Ocwen Financial Corp. *	3,116

	Capital Goods — 8.2%
312	3M Co.	41,655
51	BE Aerospace, Inc. *	4,437
87	Boeing Co.	11,680
311	Colfax Corp. *	18,063
198	Danaher Corp.	14,810
199	Emerson Electric Co.	13,331
300	Illinois Tool Works, Inc.	23,874
94	TransDigm Group, Inc.	14,713
707	United Technologies Corp.	78,378

	Total Capital Goods	220,941

	Commercial & Professional Services — 0.3%
44	IHS, Inc. – Class A *	5,035
32	Verisk Analytics, Inc. – Class A *	2,084

	Total Commercial & Professional Services	7,119

	Consumer Durables & Apparel — 2.9%
178	Carter’s, Inc.	12,579
73	Coach, Inc.	4,227
242	Michael Kors Holdings Ltd. *	19,735
333	Nike, Inc. – Class B	26,354
3	NVR, Inc. *	2,910
79	Ralph Lauren Corp.	13,843

	Total Consumer Durables & Apparel	79,648

	Consumer Services — 2.1%
200	Burger King Worldwide, Inc.	4,238
365	H&R Block, Inc.	10,180
192	McDonald’s Corp.	18,695
170	Starbucks Corp.	13,848
123	Wyndham Worldwide Corp.	8,820

	Total Consumer Services	55,781

	Diversified Financials — 0.3%
47	American Express Co.	4,033
18	IntercontinentalExchange Group, Inc. *	3,839

	Total Diversified Financials	7,872

	Energy — 0.4%
122	Kinder Morgan Inc.	4,336
42	Oceaneering International, Inc.	3,242
47	Range Resources Corp.	3,649

	Total Energy	11,227

	Food & Staples Retailing — 5.5%
187	Costco Wholesale Corp.	23,455
268	CVS Caremark Corp.	17,945

Shares	Description	Value ($)
	Food & Staples Retailing — continued
252	Kroger Co. (The)	10,521
505	Sysco Corp.	16,983
333	Walgreen Co.	19,714
559	Wal–Mart Stores, Inc.	45,285
265	Whole Foods Market, Inc.	14,999

	Total Food & Staples Retailing	148,902

	Food, Beverage & Tobacco — 18.4%
536	Altria Group, Inc.	19,821
205	Brown-Forman Corp. – Class B	15,379
263	Campbell Soup Co.	10,186
174	Coca-Cola Enterprises, Inc.	7,298
2,618	Coca-Cola Co. (The)	105,217
147	ConAgra Foods, Inc.	4,850
259	Dr Pepper Snapple Group, Inc.	12,499
312	Flowers Foods, Inc.	6,780
446	General Mills, Inc.	22,492
199	Hershey Co. (The)	19,281
281	Hormel Foods Corp.	12,651
90	J.M. Smucker Co. (The)	9,382
264	Kellogg Co.	16,009
53	Kraft Foods Group, Inc.	2,815
409	Lorillard, Inc.	20,994
247	McCormick & Co., Inc. (Non Voting)	17,043
246	Mead Johnson Nutrition Co.	20,789
298	Monster Beverage Corp. *	17,636
861	PepsiCo, Inc.	72,720
782	Philip Morris International, Inc.	66,892
335	Reynolds American, Inc.	16,901

	Total Food, Beverage & Tobacco	497,635

	Health Care Equipment & Services — 2.1%
54	Becton, Dickinson and Co.	5,864
236	Express Scripts Holding Co. *	15,895
42	Intuitive Surgical, Inc. *	15,830
172	Stryker Corp.	12,800
68	Tenet Healthcare Corp. *	2,934
30	Universal Health Services, Inc. – Class B	2,473

	Total Health Care Equipment & Services	55,796

	Household & Personal Products — 9.8%
272	Church & Dwight Co., Inc.	17,748
206	Clorox Co.	19,193
667	Colgate-Palmolive Co.	43,895
263	Estee Lauder Cos., Inc. (The) – Class A	19,715
191	Herbalife Ltd.	13,309
213	Kimberly–Clark Corp.	23,251
141	Nu Skin Enterprises, Inc. – Class A	18,025
1,294	Procter & Gamble Co. (The)	108,981

	Total Household & Personal Products	264,117

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Materials — 1.8%
53	Eastman Chemical Co.	4,083
113	LyondellBasell Industries NV – Class A	8,721
178	Monsanto Co.	20,173
163	W.R. Grace & Co. *	15,653

	Total Materials	48,630

	Media — 2.1%
80	CBS Corp. – Class B (Non Voting)	4,685
88	Charter Communications, Inc. – Class A *	11,889
83	Comcast Corp. – Class A	4,139
338	Comcast Corp. – Class A	16,274
235	Liberty Global Plc – Series C *	19,141

	Total Media	56,128

	Pharmaceuticals, Biotechnology & Life Sciences — 10.0%
363	AbbVie, Inc.	17,587
19	Actavis Plc *	3,098
55	Alexion Pharmaceuticals, Inc. *	6,847
437	Amgen, Inc.	49,853
47	Biogen Idec, Inc. *	13,676
56	BioMarin Pharmaceutical, Inc. *	3,941
997	Bristol–Myers Squibb Co.	51,226
74	Celgene Corp. *	11,971
338	Eli Lilly & Co.	16,974
151	Endo Health Solutions, Inc. *	10,146
539	Gilead Sciences, Inc. *	40,323
480	Johnson & Johnson	45,437

	Total Pharmaceuticals, Biotechnology & Life Sciences	271,079

	Real Estate — 0.5%
272	Realogy Holdings Corp. *	12,890

	Retailing — 5.9%
57	Amazon.com, Inc. *	22,436
325	Dollar General Corp. *	18,505
193	Dollar Tree, Inc. *	10,740
49	Expedia, Inc.	3,121
37	Family Dollar Stores, Inc.	2,581
326	Gap Inc. (The)	13,356
560	Groupon, Inc. *	5,068
243	Home Depot, Inc.	19,603
174	Lowe’s Cos., Inc.	8,262
138	Macy’s, Inc.	7,350
20	Netflix, Inc. *	7,316
17	Priceline.com, Inc. *	20,270
283	Sally Beauty Holdings, Inc. *	7,964
12	TripAdvisor, Inc. *	1,060
102	Ulta Salon Cosmetics & Fragrance, Inc. *	12,948

	Total Retailing	160,580

	Semiconductors & Semiconductor Equipment — 0.3%
391	Intel Corp.	9,322

Shares	Description	Value ($)
	Software & Services — 17.4%
246	Accenture Plc – Class A	19,058
136	Adobe Systems, Inc. *	7,722
99	Citrix Systems, Inc. *	5,873
186	Cognizant Technology Solutions Corp. – Class A *	17,463
824	eBay, Inc. *	41,628
73	Equinix, Inc. *	11,731
123	FleetCor Technologies, Inc. *	14,979
259	Fortinet, Inc. *	4,429
115	Google, Inc. – Class A *	121,853
418	International Business Machines Corp.	75,106
27	Mastercard, Inc. – Class A	20,542
546	Microsoft Corp.	20,819
1,831	Oracle Corp.	64,616
74	Salesforce.com, Inc. *	3,855
115	SolarWinds, Inc. *	3,846
77	TIBCO Software, Inc. *	1,861
133	Verisign, Inc. *	7,562
91	Visa, Inc. – Class A	18,515
52	VMware, Inc. *	4,193
73	Workday, Inc. – Class A *	6,011

	Total Software & Services	471,662

	Technology Hardware & Equipment — 8.5%
52	3D Systems Corp. *	3,908
131	Apple, Inc.	72,845
961	EMC Corp.	22,920
69	F5 Networks, Inc. *	5,676
112	Motorola Solutions, Inc.	7,378
143	NetApp, Inc.	5,899
68	Palo Alto Networks, Inc. *	3,397
1,471	Qualcomm, Inc.	108,236

	Total Technology Hardware & Equipment	230,259

	Telecommunication Services — 1.3%
204	Crown Castle International Corp. *	15,143
395	Verizon Communications, Inc.	19,600

	Total Telecommunication Services	34,743

	Transportation — 1.0%
153	Avis Budget Group, Inc. *	5,639
365	Hertz Global Holdings, Inc. *	8,855
36	JB Hunt Transport Services, Inc.	2,707
108	United Parcel Service, Inc. – Class B	11,057

	Total Transportation	28,258

	TOTAL COMMON STOCKS (COST $2,167,201)	2,675,705

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 2.1%

	Affiliated Issuers — 2.1%
2,319	GMO U.S. Treasury Fund	57,971

	TOTAL MUTUAL FUNDS (COST $57,977)	57,971

	SHORT-TERM INVESTMENTS — 0.7%

	Money Market Funds — 0.7%
19,185	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	19,185

	TOTAL SHORT-TERM INVESTMENTS (COST $19,185)	19,185

	TOTAL INVESTMENTS — 101.7% (Cost $2,244,363)	2,752,861
	Other Assets and Liabilities (net) — (1.7%)	(47,338)

	TOTAL NET ASSETS — 100.0%	$2,705,523

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.7%

	Automobiles & Components — 1.8%
445	Delphi Automotive Plc	26,055
3,065	Ford Motor Co.	52,350
2,722	General Motors Co. *	105,423
482	Johnson Controls, Inc.	24,346
150	Lear Corp.	12,436
200	TRW Automotive Holdings Corp. *	15,520

	Total Automobiles & Components	236,130

	Banks — 1.9%
880	Fifth Third Bancorp	17,882
525	First Niagara Financial Group, Inc.	5,849
1,394	KeyCorp.	17,773
452	PNC Financial Services Group, Inc.	34,781
464	SunTrust Banks, Inc.	16,811
3,421	Wells Fargo & Co.	150,592

	Total Banks	243,688

	Capital Goods — 3.8%
941	3M Co.	125,633
131	AGCO Corp.	7,635
403	Danaher Corp.	30,144
151	Dover Corp.	13,702
369	Eaton Corp. Plc	26,812
828	General Dynamics Corp.	75,894
185	L-3 Communications Holdings, Inc.	19,140
448	Lockheed Martin Corp.	63,468
504	Northrop Grumman Corp.	56,791
643	Raytheon Co.	57,021
196	Rockwell Collins, Inc.	14,255
127	URS Corp.	6,600

	Total Capital Goods	497,095

	Commercial & Professional Services — 0.2%
187	Manpowergroup, Inc.	14,947
500	Pitney Bowes, Inc.	11,585

	Total Commercial & Professional Services	26,532

	Consumer Durables & Apparel — 1.4%
290	Coach, Inc.	16,791
244	Hasbro, Inc.	13,132
1,334	Nike, Inc. – Class B	105,573
120	Tupperware Brands Corp.	10,961
79	VF Corp.	18,532
94	Whirlpool Corp.	14,359

	Total Consumer Durables & Apparel	179,348

	Consumer Services — 0.8%
400	H&R Block, Inc.	11,156
898	McDonald’s Corp.	87,438

	Total Consumer Services	98,594

Shares	Description	Value ($)
	Diversified Financials — 7.9%
402	Ameriprise Financial, Inc.	43,516
14,848	Bank of America Corp.	234,895
1,398	Bank of New York Mellon Corp. (The)	47,113
1,835	Citigroup, Inc.	97,108
463	Goldman Sachs Group, Inc. (The)	78,219
7,903	JPMorgan Chase & Co.	452,210
300	NASDAQ OMX Group, Inc. (The)	11,787
732	SLM Corp.	19,508
659	State Street Corp.	47,850

	Total Diversified Financials	1,032,206

	Energy — 5.4%
1,356	Chevron Corp.	166,029
940	ConocoPhillips	68,432
2,001	Exxon Mobil Corp.	187,054
523	Halliburton Co.	27,552
409	Hess Corp.	33,182
352	HollyFrontier Corp.	16,889
603	Marathon Petroleum Corp.	49,892
238	Murphy Oil Corp.	15,453
1,181	Phillips 66	82,209
216	Tesoro Corp.	12,664
893	Valero Energy Corp.	40,828

	Total Energy	700,184

	Food & Staples Retailing — 6.2%
2,301	CVS Caremark Corp.	154,075
1,286	Kroger Co. (The)	53,690
628	Safeway, Inc.	21,961
750	Sysco Corp.	25,223
2,317	Walgreen Co.	137,166
5,077	Wal–Mart Stores, Inc.	411,288

	Total Food & Staples Retailing	803,403

	Food, Beverage & Tobacco — 6.3%
1,112	Archer-Daniels-Midland Co.	44,758
450	Campbell Soup Co.	17,429
419	Coca-Cola Enterprises, Inc.	17,573
4,128	Coca-Cola Co. (The)	165,904
523	ConAgra Foods, Inc.	17,254
768	General Mills, Inc.	38,730
185	Hershey Co. (The)	17,925
364	Hormel Foods Corp.	16,387
334	Kellogg Co.	20,254
566	Lorillard, Inc.	29,053
2,777	PepsiCo, Inc.	234,545
1,703	Philip Morris International, Inc.	145,675
672	Reynolds American, Inc.	33,902
748	Tyson Foods, Inc. – Class A	23,704

	Total Food, Beverage & Tobacco	823,093

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Health Care Equipment & Services — 9.8%
1,947	Abbott Laboratories	74,356
926	Aetna, Inc.	63,829
600	AmerisourceBergen Corp.	42,318
938	Baxter International, Inc.	64,206
577	Becton, Dickinson and Co.	62,656
3,232	Boston Scientific Corp. *	37,427
755	Cardinal Health, Inc.	48,773
256	CareFusion Corp. *	10,202
422	Cigna Corp.	36,904
200	Community Health Systems, Inc.	8,250
674	Covidien Plc	46,007
100	CR Bard, Inc.	13,888
704	Express Scripts Holding Co. *	47,414
376	Humana, Inc.	39,100
129	Laboratory Corp. of America Holdings *	13,139
459	McKesson Corp.	76,144
2,754	Medtronic, Inc.	157,859
197	Omnicare, Inc.	11,284
265	Quest Diagnostics, Inc.	16,149
848	Stryker Corp.	63,108
927	St Jude Medical, Inc.	54,155
2,356	UnitedHealth Group, Inc.	175,475
762	WellPoint, Inc.	70,775
463	Zimmer Holdings, Inc.	42,323

	Total Health Care Equipment & Services	1,275,741

	Household & Personal Products — 3.5%
801	Avon Products, Inc.	14,282
190	Clorox Co.	17,702
872	Colgate-Palmolive Co.	57,387
151	Energizer Holdings, Inc.	16,663
317	Estee Lauder Cos., Inc. (The) – Class A	23,762
193	Herbalife Ltd.	13,448
489	Kimberly-Clark Corp.	53,379
3,159	Procter & Gamble Co. (The)	266,051

	Total Household & Personal Products	462,674

	Insurance — 4.8%
591	AFLAC, Inc.	39,225
668	Allstate Corp. (The)	36,252
132	American Financial Group, Inc.	7,611
2,066	American International Group, Inc.	102,784
188	Assurant, Inc.	12,209
195	Axis Capital Holdings Ltd.	9,580
1,186	Genworth Financial, Inc. – Class A *	17,920
1,100	Hartford Financial Services Group, Inc. (The)	39,193
659	Lincoln National Corp.	33,827
2,077	MetLife, Inc.	108,399
499	Principal Financial Group, Inc.	25,264
98	Protective Life Corp.	4,702
937	Prudential Financial, Inc.	83,168
88	Reinsurance Group of America, Inc.	6,598

Shares	Description	Value ($)
	Insurance — continued
156	Torchmark Corp.	11,856
708	Travelers Cos., Inc. (The)	64,244
656	Unum Group	22,022

	Total Insurance	624,854

	Materials — 0.4%
200	Avery Dennison Corp.	9,780
279	Owens-Illinois, Inc. *	9,207
135	Reliance Steel & Aluminum Co.	9,927
79	Rock- Tenn Co. – Class A	7,459
427	Sealed Air Corp.	13,711

	Total Materials	50,084

	Media — 2.2%
400	DIRECTV *	26,444
600	Gannett Co., Inc.	16,236
16	Graham Holdings Co. – Class B	10,776
626	Thomson Reuters Corp.	23,400
1,964	Time Warner, Inc.	129,055
1,032	Viacom, Inc. – Class B	82,735

	Total Media	288,646

	Pharmaceuticals, Biotechnology & Life Sciences — 17.7%
252	Allergan, Inc.	24,457
1,658	Amgen, Inc.	189,145
113	Biogen Idec, Inc. *	32,880
1,796	Bristol–Myers Squibb Co.	92,278
223	Celgene Corp. *	36,075
3,406	Eli Lilly & Co.	171,049
203	Endo Health Solutions, Inc. *	13,639
332	Forest Laboratories, Inc. *	17,035
1,464	Gilead Sciences, Inc. *	109,522
6,557	Johnson & Johnson	620,686
300	Life Technologies Corp. *	22,710
5,624	Merck & Co., Inc.	280,244
700	Mylan, Inc. *	30,891
18,651	Pfizer, Inc.	591,796
743	Thermo Fisher Scientific, Inc.	74,931

	Total Pharmaceuticals, Biotechnology & Life Sciences	2,307,338

	Real Estate — 0.0%
1,900	Chimera Investment Corp. REIT	5,605

	Retailing — 1.1%
788	Best Buy Co., Inc.	31,953
300	GameStop Corp. – Class A	14,475
219	Genuine Parts Co.	18,142
260	Kohl’s Corp.	14,373
1,506	Staples, Inc.	23,388
616	TJX Cos., Inc. (The)	38,734

	Total Retailing	141,065

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Semiconductors & Semiconductor Equipment — 1.3%
1,300	Applied Materials, Inc.	22,490
200	First Solar, Inc. *	11,964
3,666	Intel Corp.	87,398
1,032	Marvell Technology Group Ltd	14,685
617	Texas Instruments, Inc.	26,531

	Total Semiconductors & Semiconductor Equipment	163,068

	Software & Services — 14.6%
998	Accenture Plc – Class A	77,315
1,622	Activision Blizzard, Inc.	27,915
463	Amdocs Ltd.	18,733
368	Automatic Data Processing, Inc.	29,447
806	CA, Inc.	26,598
343	Computer Sciences Corp.	18,049
402	Fidelity National Information Services, Inc.	20,373
104	Global Payments, Inc.	6,557
279	Google, Inc. – Class A *	295,626
1,759	International Business Machines Corp.	316,057
254	Intuit, Inc.	18,854
196	Leidos Holdings, Inc.	9,531
18,004	Microsoft Corp.	686,493
7,400	Oracle Corp.	261,146
1,800	Symantec Corp.	40,482
1,236	Western Union Co.	20,604
951	Yahoo!, Inc. *	35,168

	Total Software & Services	1,908,948

	Technology Hardware & Equipment — 6.3%
190	Apple, Inc.	105,653
161	Arrow Electronics, Inc. *	8,266
260	Avnet, Inc.	10,374
11,753	Cisco Systems, Inc.	249,751
2,337	Corning, Inc.	39,916
1,085	EMC Corp.	25,877
211	Harris Corp.	13,612
4,740	Hewlett-Packard Co.	129,639
348	Ingram Micro, Inc. – Class A *	8,157
1,389	Qualcomm, Inc.	102,203
686	Seagate Technology Plc	33,642
424	TE Connectivity Ltd.	22,353
552	Western Digital Corp.	41,422
2,997	Xerox Corp.	34,106

	Total Technology Hardware & Equipment	824,971

	Telecommunication Services — 0.9%
2,771	AT&T, Inc.	97,567
600	Centurylink, Inc.	18,420

	Total Telecommunication Services	115,987

Shares	Description	Value ($)
	Transportation — 0.4%
1,419	Delta Air Lines, Inc.	41,123
400	United Continental Holdings, Inc. *	15,700

	Total Transportation	56,823

	TOTAL COMMON STOCKS (COST $9,835,309)	12,866,077

	MUTUAL FUNDS — 1.1%

	Affiliated Issuers — 1.1%
5,680	GMO U.S. Treasury Fund	141,985

	TOTAL MUTUAL FUNDS (COST $142,003)	141,985

	RIGHTS/WARRANTS — 0.0%

	Insurance — 0.0%
160	American International Group, Inc., Warrants, Strike 45.00 *	3,312

	TOTAL RIGHTS/WARRANTS (COST $2,717)	3,312

	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Funds — 0.3%
32,145	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	32,145

	TOTAL SHORT-TERM INVESTMENTS (COST $32,145)	32,145

	TOTAL INVESTMENTS — 100.1% (Cost $10,012,174)	13,043,519
	Other Assets and Liabilities (net) — (0.1%)	(8,911)

	TOTAL NET ASSETS — 100.0%	$13,034,608

Notes to Schedule of Investments:

REIT – Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

GMO U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.4%

	Automobiles & Components — 2.2%
402	American Axle & Manufacturing Holdings, Inc. *	8,040
720	Dana Holding Corp.	14,602
654	Federal-Mogul Corp. *	13,420
464	Goodyear Tire & Rubber Co. (The)	10,329
276	Lear Corp.	22,883
447	Modine Manufacturing Co. *	5,936
175	Standard Motor Products, Inc.	6,076
228	Tenneco, Inc. *	13,087
381	Thor Industries, Inc.	20,601
284	Tower International, Inc. *	6,103
617	TRW Automotive Holdings Corp. *	47,879

	Total Automobiles & Components	168,956

	Banks — 5.7%
192	1st Source Corp.	6,134
595	Associated Banc Corp.	10,258
517	Astoria Financial Corp.	7,228
124	Bancfirst Corp.	6,910
290	Banco Latinoamericano de Comercio Exterior SA	7,812
407	Bancorpsouth, Inc.	9,731
175	Bank of Hawaii Corp.	10,351
188	BankUnited, Inc.	6,069
95	BofI Holding, Inc. *	7,786
115	BOK Financial Corp.	7,279
238	Chemical Financial Corp.	7,621
156	City Holding Co.	7,677
164	Community Bank System, Inc.	6,373
453	CVB Financial Corp.	7,311
57	First Citizens BancShares, Inc. – Class A	12,805
318	First Interstate Bancsystem, Inc.	8,904
2,080	First Niagara Financial Group, Inc.	23,171
497	FirstMerit Corp.	11,411
379	Flagstar Bancorp, Inc. *	6,955
520	FNB Corp.	6,609
841	Fulton Financial Corp.	10,992
187	Hancock Holding Co.	6,582
2,413	Huntington Bancshares, Inc.	22,151
375	International Bancshares Corp.	9,784
551	National Penn Bancshares, Inc.	6,221
303	NBT Bancorp, Inc.	7,857
737	New York Community Bancorp, Inc.	12,175
405	Northwest Bancshares, Inc.	6,051
399	OFG Bancorp	6,863
474	Old National Bancorp	7,371
88	Park National Corp.	7,431
641	People’s United Financial, Inc.	9,705
554	Popular, Inc. *	15,833
136	Prosperity Bancshares, Inc.	8,722
321	Provident Financial Services, Inc.	6,275
52	Republic Bancorp, Inc. – Class A	1,291
261	S&T Bancorp	6,867

Shares	Description	Value ($)
	Banks — continued
635	Susquehanna Bancshares, Inc.	7,995
552	TCF Financial Corp.	8,650
360	Trustmark Corp.	10,098
167	UMB Financial Corp.	10,708
355	Umpqua Holdings Corp.	6,535
241	Union First Market Bankshares Corp.	6,220
187	United Bankshares, Inc.	6,068
751	Valley National Bancorp	7,623
469	Washington Federal, Inc.	10,970
304	Webster Financial Corp.	8,962
188	WesBanco, Inc.	5,922
120	Westamerica Bancorporation	6,646
608	Zions Bancorporation	17,833

	Total Banks	444,796

	Capital Goods — 9.7%
370	AAR Corp.	11,551
210	Actuant Corp. – Class A	8,207
678	Aecom Technology Corp. *	19,703
453	AGCO Corp.	26,401
650	Aircastle Ltd.	12,168
210	Albany International Corp. – Class A	7,720
302	Alliant Techsystems, Inc.	36,611
244	Altra Holdings, Inc.	7,413
150	Applied Industrial Technologies, Inc.	7,257
184	Barnes Group, Inc.	6,716
366	Brady Corp. – Class A	11,467
333	Briggs & Stratton Corp.	6,733
280	Chicago Bridge & Iron Co NV (NY Shares)	21,470
91	CIRCOR International, Inc.	7,219
299	Comfort Systems USA, Inc.	6,129
358	Crane Co.	22,307
255	Curtiss-Wright Corp.	13,456
1,166	Donaldson Co., Inc.	48,657
444	EMCOR Group, Inc.	17,640
255	EnerSys	18,194
216	Engility Holdings, Inc. *	6,880
124	EnPro Industries, Inc. *	7,018
175	Esterline Technologies Corp. *	15,403
1,747	Exelis, Inc.	30,869
352	General Cable Corp.	10,257
129	Graco, Inc.	9,963
307	Harsco Corp.	8,028
103	Hubbell, Inc. – Class B	11,115
314	Huntington Ingalls Industries, Inc.	25,820
83	Hyster-Yale Materials Handling, Inc.	6,919
203	Idex Corp.	14,480
587	ITT Corp.	23,961
260	John Bean Technologies Corp.	7,686
161	Joy Global, Inc.	9,106
10	Kaman Corp.	399
618	Manitowoc Co, Inc. (The)	12,725

GMO U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Capital Goods — continued
444	MasTec, Inc. *	14,053
775	Meritor, Inc. *	6,177
328	Moog, Inc. – Class A *	22,524
499	Navistar International Corp. *	20,055
469	Orbital Sciences Corp. *	11,012
549	Oshkosh Corp.	26,764
245	Rush Enterprises, Inc. – Class A *	7,161
381	Terex Corp. *	13,838
381	Timken Co. (The)	19,720
193	Trinity Industries, Inc.	10,019
453	Tutor Perini Corp. *	11,094
405	URS Corp.	21,048
447	Wabtec Corp.	30,843
208	Watts Water Technologies, Inc. – Class A	12,505
121	WESCO International, Inc. *	10,404

	Total Capital Goods	754,865

	Commercial & Professional Services — 4.9%
539	ABM Industries, Inc.	14,989
294	Brink’s Co. (The)	9,858
853	CBIZ, Inc. *	7,643
201	Cintas Corp.	11,155
109	Consolidated Graphics, Inc. *	7,021
488	Deluxe Corp.	24,249
171	Dun & Bradstreet Corp.	19,981
149	Equifax, Inc.	10,032
382	FTI Consulting, Inc. *	17,156
136	G&K Services, Inc. – Class A	8,190
259	Herman Miller, Inc.	8,265
172	HNI Corp.	6,818
183	ICF International, Inc. *	6,621
172	Insperity, Inc.	6,063
379	Kelly Services, Inc. – Class A	8,808
389	Knoll, Inc.	6,905
286	Korn/Ferry International *	6,624
526	Manpowergroup, Inc.	42,043
163	Mine Safety Appliances Co.	8,121
189	Multi-Color Corp.	7,165
311	Navigant Consulting, Inc. *	6,096
1,166	Pitney Bowes, Inc.	27,016
521	Quad Graphics, Inc.	13,572
1,318	RR Donnelley & Sons Co.	24,383
1,186	Steelcase, Inc. – Class A	19,367
178	Towers Watson & Co. – Class A	20,043
242	TrueBlue, Inc. *	6,181
63	UniFirst Corp.	6,441
476	United Stationers, Inc.	21,410

	Total Commercial & Professional Services	382,216

	Consumer Durables & Apparel — 4.0%
93	Columbia Sportswear Co.	6,453
359	CROCS, Inc. *	4,954

Shares	Description	Value ($)
	Consumer Durables & Apparel — continued
180	Deckers Outdoor Corp. *	14,875
202	G-III Apparel Group Ltd. *	12,171
353	Hanesbrands, Inc.	24,745
911	Hasbro, Inc.	49,030
248	Helen of Troy Ltd. *	12,080
474	Iconix Brand Group, Inc. *	18,808
418	Jarden Corp. *	23,508
709	Jones Group, Inc. (The)	9,955
95	NACCO Industries, Inc. – Class A	6,151
381	Polaris Industries, Inc.	50,852
902	Quiksilver, Inc. *	8,028
223	Skechers U.S.A., Inc. *	7,497
280	Tempur-Pedic International, Inc. *	14,286
410	Tupperware Brands Corp.	37,450
166	Universal Electronics, Inc. *	6,310

	Total Consumer Durables & Apparel	307,153

	Consumer Services — 3.5%
720	Apollo Education Group, Inc. *	18,929
111	Bally Technologies, Inc. *	8,277
143	Bob Evans Farms, Inc.	7,949
644	Boyd Gaming Corp. *	7,374
479	Bridgepoint Education, Inc. *	8,861
222	Brinker International, Inc.	10,441
1,152	Caesars Entertainment Corp. *	23,547
123	Capella Education Co. *	8,084
137	CEC Entertainment, Inc.	6,569
181	Cracker Barrel Old Country Store, Inc.	19,637
569	DeVry, Inc.	20,222
92	DineEquity, Inc.	7,740
105	Domino’s Pizza, Inc.	7,259
1,148	Education Management Corp. *	13,259
543	Hillenbrand, Inc.	15,258
1,163	International Game Technology	20,341
207	International Speedway Corp. – Class A	7,106
199	ITT Educational Services, Inc. *	7,759
149	Jack in the Box, Inc. *	7,055
149	Matthews International Corp. – Class A	6,285
92	Red Robin Gourmet Burgers, Inc. *	7,333
409	Regis Corp.	6,540
327	Scientific Games Corp. – Class A *	5,870
335	Speedway Motorsports, Inc.	6,744
158	Weight Watchers International, Inc.	5,121
1,031	Wendy’s Co. (The)	8,877

	Total Consumer Services	272,437

	Diversified Financials — 3.2%
1,577	American Capital Ltd. *	24,128
876	Apollo Investment Corp.	7,902
1,191	BGC Partners, Inc. – Class A	7,027
247	Cash America International, Inc.	9,290
135	Credit Acceptance Corp. *	17,435

GMO U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Diversified Financials — continued
228	Eaton Vance Corp.	9,533
149	Encore Capital Group, Inc. *	7,106
387	EZCORP, Inc. – Class A *	4,520
249	Green Dot Corp. – Class A *	6,038
363	Interactive Brokers Group, Inc. – Class A	8,803
410	Investment Technology Group, Inc. *	8,032
732	Janus Capital Group, Inc.	7,964
1,248	NASDAQ OMX Group, Inc. (The)	49,034
451	Nelnet, Inc. – Class A	20,295
386	PHH Corp. *	9,279
205	Piper Jaffray Cos., Inc. *	7,794
369	Solar Capital Ltd.	8,542
156	Stifel Financial Corp. *	6,984
349	Waddell and Reed Financial, Inc. – Class A	22,242
94	World Acceptance Corp. *	8,678

	Total Diversified Financials	250,626

	Energy — 3.6%
491	Alon USA Energy, Inc.	6,776
1,073	Alpha Natural Resources, Inc. *	7,168
373	Basic Energy Services, Inc. *	5,293
163	Bristow Group, Inc.	13,073
299	C&J Energy Services, Inc. *	7,086
392	CVR Energy, Inc.	15,476
435	Delek US Holdings, Inc.	13,163
353	Green Plains Renewable Energy, Inc.	6,100
317	Helmerich & Payne, Inc.	24,409
940	Nabors Industries Ltd.	15,557
706	Newpark Resources, Inc. *	8,514
826	Parker Drilling Co. *	6,550
665	Patterson-UTI Energy, Inc.	15,501
208	Renewable Energy Group, Inc. *	2,365
435	RPC, Inc.	7,686
85	SEACOR Holdings, Inc.	7,909
392	Ship Finance International Ltd.	6,625
183	Stone Energy Corp. *	6,054
453	Superior Energy Services, Inc. *	11,542
547	Tesoro Corp.	32,071
603	Tetra Technologies, Inc. *	7,441
313	W&T Offshore, Inc.	5,384
661	Western Refining, Inc.	25,825
471	World Fuel Services Corp.	18,086

	Total Energy	275,654

	Food & Staples Retailing — 1.4%
118	Andersons, Inc. (The)	10,038
262	Ingles Markets, Inc. – Class A	6,883
6,792	Rite Aid Corp. *	40,208
511	Safeway, Inc.	17,870
294	Spartan Stores, Inc.	6,821
2,634	Supervalu, Inc. *	16,989

Shares	Description	Value ($)
	Food & Staples Retailing — continued
128	Weis Markets, Inc.	6,532

	Total Food & Staples Retailing	105,341

	Food, Beverage & Tobacco — 2.7%
687	Chiquita Brands International, Inc. *	7,262
545	Dean Foods Co. *	9,799
636	Flowers Foods, Inc.	13,820
463	Fresh Del Monte Produce, Inc.	12,969
1,763	Hormel Foods Corp.	79,370
384	Ingredion, Inc.	26,557
894	Pilgrim’s Pride Corp. *	14,644
246	Post Holdings, Inc. *	12,460
7	Seaboard Corp.	19,775
242	Universal Corp.	12,623

	Total Food, Beverage & Tobacco	209,279

	Health Care Equipment & Services — 5.6%
721	Alere, Inc. *	23,591
892	Allscripts Healthcare Solutions, Inc. *	13,326
143	Chemed Corp.	11,144
511	Community Health Systems, Inc.	21,079
242	Conmed Corp.	9,852
169	Greatbatch, Inc. *	6,866
537	Health Net, Inc. *	16,405
531	Hill-Rom Holdings, Inc.	21,989
202	Idexx Laboratories, Inc. *	21,040
143	Integra LifeSciences Holdings Corp. *	6,642
310	Invacare Corp.	6,944
456	Kindred Healthcare, Inc.	7,679
63	LHC Group, Inc. *	1,496
446	LifePoint Hospitals, Inc. *	22,849
182	Magellan Health Services, Inc. *	11,138
294	MedAssets, Inc. *	6,333
132	Mednax, Inc. *	14,626
195	Molina Healthcare, Inc. *	6,552
867	Omnicare, Inc.	49,662
583	Owens & Minor, Inc.	22,253
383	Patterson Cos., Inc.	15,891
339	PharMerica Corp. *	7,655
808	Select Medical Holdings Corp.	6,997
435	STERIS Corp.	20,071
99	Teleflex, Inc.	9,733
275	Tenet Healthcare Corp. *	11,866
297	Triple-S Management Corp. – Class B *	6,017
499	Universal Health Services, Inc. – Class B	41,133
131	WellCare Health Plans, Inc. *	9,733

	Total Health Care Equipment & Services	430,562

	Household & Personal Products — 1.9%
213	Energizer Holdings, Inc.	23,505
838	Harbinger Group, Inc. *	10,056
575	Herbalife Ltd.	40,066

GMO U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Household & Personal Products — continued
210	Inter Parfums, Inc.	7,644
223	Nu Skin Enterprises, Inc. – Class A	28,508
413	Revlon, Inc. – Class A *	10,903
288	Spectrum Brands Holdings, Inc.	20,327
120	USANA Health Sciences, Inc. *	8,773

	Total Household & Personal Products	149,782

	Insurance — 12.3%
177	Allied World Assurance Co Holdings Ltd.	19,939
713	American Equity Investment Life Holding Co.	16,905
691	American Financial Group, Inc.	39,843
303	American National Insurance Co.	35,012
268	AmTrust Financial Services, Inc.	11,205
306	Arch Capital Group Ltd. *	18,002
261	Argo Group International Holdings Ltd.	12,343
483	Aspen Insurance Holdings Ltd.	19,523
710	Assurant, Inc.	46,107
966	Assured Guaranty Ltd.	22,682
824	Axis Capital Holdings Ltd.	40,483
2,600	CNO Financial Group, Inc.	43,992
209	EMC Insurance Group, Inc.	6,517
366	Endurance Specialty Holdings Ltd.	20,825
57	Enstar Group Ltd. *	7,941
146	Everest Re Group Ltd.	22,897
202	FBL Financial Group, Inc. – Class A	9,274
340	Fidelity National Financial, Inc. – Class A	9,884
525	First American Financial Corp.	13,892
4,093	Genworth Financial, Inc. – Class A *	61,845
485	Hanover Insurance Group, Inc. (The)	29,250
676	HCC Insurance Holdings, Inc.	31,082
401	Horace Mann Educators Corp.	12,319
155	Kansas City Life Insurance Co.	7,742
260	Kemper Corp.	9,755
702	Maiden Holdings Ltd.	8,887
701	MBIA, Inc. *	9,036
166	Mercury General Corp.	7,980
303	Montpelier Re Holdings Ltd.	8,805
39	National Western Life Insurance Co. – Class A	8,343
459	OneBeacon Insurance Group Ltd. – Class A	7,298
340	PartnerRe Ltd.	34,986
260	Platinum Underwriters Holdings Ltd.	16,484
684	Primerica, Inc.	29,433
890	Protective Life Corp.	42,702
508	Reinsurance Group of America, Inc.	38,090
199	RenaissanceRe Holdings Ltd.	18,845
124	Safety Insurance Group, Inc.	6,963
316	Selective Insurance Group, Inc.	8,908
517	StanCorp Financial Group, Inc.	33,145
1,106	Symetra Financial Corp.	21,202
731	Torchmark Corp.	55,556
205	United Fire Group, Inc.	6,099

Shares	Description	Value ($)
	Insurance — continued
510	Validus Holdings Ltd.	20,425

	Total Insurance	952,446

	Materials — 5.0%
282	A Schulman, Inc.	9,644
487	Avery Dennison Corp.	23,814
150	Ball Corp.	7,497
459	Bemis Co., Inc.	17,915
190	Cabot Corp.	9,272
13	Clearwater Paper Corp. *	688
648	Commercial Metals Co.	12,584
125	Domtar Corp.	10,689
749	Ferro Corp. *	10,434
789	Graphic Packaging Holding Co. *	7,085
172	Greif, Inc. – Class A	9,451
146	HB Fuller Co.	7,480
1,036	Huntsman Corp.	23,756
138	Innospec, Inc.	6,722
88	International Flavors & Fragrances, Inc.	7,775
173	KapStone Paper and Packaging Corp.	9,217
130	Koppers Holdings, Inc.	6,159
373	Kronos Worldwide, Inc.	6,214
309	Olin Corp.	7,673
314	OM Group, Inc. *	10,343
733	Owens-Illinois, Inc. *	24,189
193	Packaging Corp. of America	11,823
230	PH Glatfelter Co.	6,438
459	PolyOne Corp.	14,899
371	Reliance Steel & Aluminum Co.	27,280
490	Resolute Forest Products, Inc. *	7,938
211	Rock- Tenn Co. – Class A	19,923
235	Schnitzer Steel Industries, Inc. – Class A	7,199
230	Schweitzer-Mauduit International, Inc.	11,870
699	Sealed Air Corp.	22,445
277	Tredegar Corp.	7,252
530	Worthington Industries, Inc.	22,223

	Total Materials	387,891

	Media — 3.4%
1,117	Cumulus Media, Inc. – Class A *	7,797
2,046	Gannett Co., Inc.	55,365
33	Graham Holdings Co. – Class B	21,791
811	Harte-Hanks, Inc.	6,455
192	John Wiley and Sons, Inc. – Class A	9,784
462	LIN Media LLC – Class A *	12,077
242	Lions Gate Entertainment Corp. *	7,657
1,002	Live Nation Entertainment, Inc. *	18,407
394	MDC Partners, Inc. – Class A	8,979
376	Meredith Corp.	20,056
838	New York Times Co. (The) – Class A	11,698
132	Nexstar Broadcasting Group, Inc. – Class A	6,556
1,093	Regal Entertainment Group – Class A	21,292

GMO U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Media — continued
312	Scholastic Corp.	9,528
632	Sinclair Broadcast Group, Inc.	20,742
306	Starz–Liberty Capital*	8,654
469	Valassis Communications, Inc.	13,770

	Total Media	260,608

	Pharmaceuticals, Biotechnology & Life Sciences — 2.3%
55	Bio-Rad Laboratories, Inc. *	6,744
306	Bruker Corp. *	5,918
311	Charles River Laboratories International, Inc. *	16,225
183	Covance, Inc. *	15,442
833	Endo Health Solutions, Inc. *	55,969
235	Hospira, Inc. *	9,238
258	Myriad Genetics, Inc. *	7,676
1,343	PDL BioPharma, Inc.	13,121
232	PerkinElmer, Inc.	8,825
228	Questcor Pharmaceuticals, Inc.	13,226
279	United Therapeutics Corp. *	25,754

	Total Pharmaceuticals, Biotechnology & Life Sciences	178,138

	Real Estate — 1.9%
329	American Capital Mortgage Investment Corp. REIT	6,215
1,454	Anworth Mortgage Asset Corp. REIT	6,470
1,544	ARMOUR Residential, Inc. REIT	6,037
147	Ashford Hospitality Prime, Inc. REIT *	3,008
739	Ashford Hospitality Trust, Inc. REIT	6,067
451	Brandywine Realty Trust REIT	5,989
635	Capstead Mortgage Corp. REIT	7,639
8,413	Chimera Investment Corp. REIT	24,818
524	CommonWealth REIT	12,508
375	Geo Group, Inc. (The) REIT	12,300
361	Hatteras Financial Corp. REIT	6,032
431	Hospitality Properties Trust REIT	11,710
666	Invesco Mortgage Capital, Inc. REIT	10,057
605	iStar Financial, Inc. REIT *	7,793
1,221	Newcastle Investment Corp. REIT	6,703
281	Pennymac Mortgage Investment Trust REIT	6,345
396	Redwood Trust, Inc. REIT	7,358

	Total Real Estate	147,049

	Retailing — 6.3%
497	Aaron’s, Inc.	14,234
158	Advance Auto Parts, Inc.	15,960
248	ANN, Inc. *	8,846
274	Asbury Automotive Group, Inc. *	14,226
225	AutoNation, Inc. *	11,034
449	Barnes & Noble, Inc. *	7,534
1,998	Best Buy Co., Inc.	81,019
225	Big 5 Sporting Goods Corp.	4,189
326	Big Lots, Inc. *	12,496
362	Brown Shoe Co., Inc.	9,314

Shares	Description	Value ($)
	Retailing — continued
115	Core-Mark Holding Co., Inc.	8,489
166	Dillard’s, Inc. – Class A	15,189
346	Express, Inc. *	8,515
259	Finish Line, Inc. (The) – Class A	6,840
208	FTD Cos., Inc. *	6,860
1,012	GameStop Corp. – Class A	48,829
100	Genesco, Inc. *	7,491
211	Group 1 Automotive, Inc.	14,443
564	Guess?, Inc.	19,323
437	hhgregg, Inc. *	6,511
236	HSN, Inc.	13,546
227	Lithia Motors, Inc. – Class A	15,000
313	Men’s Wearhouse, Inc. (The)	16,001
1,774	Office Depot, Inc. *	9,651
728	Orbitz Worldwide, Inc. *	5,038
112	Outerwall, Inc. *	7,661
502	Penske Auto Group, Inc.	22,299
535	Pep Boys-Manny Moe & Jack Co. (The) *	7,329
406	Rent-A-Center, Inc.	13,828
260	Sears Holdings Corp. *	16,518
227	Signet Jewelers Ltd	17,443
526	Sonic Automotive, Inc.	12,477
319	Stage Stores, Inc.	6,702

	Total Retailing	484,835

	Semiconductors & Semiconductor Equipment — 1.8%
1,499	Amkor Technology, Inc. *	8,994
492	First Solar, Inc. *	29,431
925	GT Advanced Technologies, Inc. *	9,074
613	Intersil Corp. – Class A	6,449
2,805	Marvell Technology Group Ltd	39,915
1,160	PMC-Sierra, Inc. *	6,960
1,020	SunEdison, Inc. *	12,964
572	SunPower Corp. *	17,355
125	Synaptics, Inc. *	6,314

	Total Semiconductors & Semiconductor Equipment	137,456

	Software & Services — 6.6%
221	Acxiom Corp. *	7,355
579	Amdocs Ltd.	23,426
303	AOL, Inc. *	13,508
340	AVG Technologies NV *	5,875
1,171	Booz Allen Hamilton Holding Corp.	20,481
507	Broadridge Financial Solutions, Inc.	19,342
203	CACI International, Inc. – Class A *	14,569
620	Compuware Corp.	6,814
616	Convergys Corp.	12,640
261	CoreLogic, Inc. *	9,195
252	CSG Systems International, Inc.	7,275
222	DST Systems, Inc.	19,603
1,287	EarthLink, Inc.	7,014
439	EPIQ Systems, Inc.	7,345

GMO U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Software & Services — continued
100	ePlus, Inc.	5,402
398	Euronet Worldwide, Inc. *	19,283
122	Fair Isaac Corp.	7,199
532	Global Payments, Inc.	33,543
163	Heartland Payment Systems, Inc.	7,320
314	j2 Global, Inc.	15,063
568	Jack Henry & Associates, Inc.	32,245
466	Leidos Holdings, Inc.	22,662
346	Mantech International Corp. – Class A	9,955
668	Mentor Graphics Corp.	15,047
300	Micros Systems, Inc. *	16,116
249	NeuStar, Inc. – Class A *	12,139
566	Rovi Corp. *	10,414
191	Solera Holdings, Inc.	12,749
340	Sykes Enterprises, Inc. *	7,528
375	Synopsys, Inc. *	13,736
402	TeleTech Holdings, Inc. *	10,323
1,445	Total System Services, Inc.	44,867
464	Unisys Corp. *	12,746
200	United Online, Inc.	3,166
430	Valueclick, Inc. *	9,202
182	Verint Systems, Inc. *	6,902
195	VistaPrint NV *	11,180

	Total Software & Services	513,229

	Technology Hardware & Equipment — 6.9%
342	Anixter International, Inc. *	30,233
624	Arris Group, Inc. *	12,805
760	Arrow Electronics, Inc. *	39,018
1,034	Avnet, Inc.	41,257
1,342	AVX Corp.	18,412
323	Belden, Inc.	22,616
372	Benchmark Electronics, Inc. *	8,549
2,555	Brocade Communications Systems, Inc. *	22,458
426	Checkpoint Systems, Inc. *	6,151
279	Diebold, Inc.	9,522
189	Dolby Laboratories, Inc. – Class A	6,791
369	Electronics for Imaging, Inc. *	14,612
938	Emulex Corp. *	6,998
891	FLIR Systems, Inc.	26,436
822	Harmonic, Inc. *	6,329
834	Harris Corp.	53,801
1,396	Ingram Micro, Inc. – Class A *	32,722
411	Insight Enterprises, Inc. *	9,893
208	InterDigital, Inc.	7,049
161	Itron, Inc. *	6,818
471	Jabil Circuit, Inc.	9,547
676	Lexmark International, Inc.	23,910
297	PC Connection, Inc. *	6,454
177	Plexus Corp. *	7,146
620	Polycom, Inc. *	6,665
572	QLogic Corp. *	7,099

Shares	Description	Value ($)
	Technology Hardware & Equipment — continued
923	Sanmina Corp. *	14,288
176	Scansource, Inc. *	7,390
372	SYNNEX Corp. *	24,612
382	Tech Data Corp. *	19,803
1,323	Vishay Intertechnology, Inc. *	17,106
209	Zebra Technologies Corp. *	10,835

	Total Technology Hardware & Equipment	537,325

	Telecommunication Services — 1.0%
139	Atlantic Tele-Network, Inc.	7,794
350	Consolidated Communications Holdings, Inc.	6,764
5,133	Frontier Communications Corp.	24,023
277	IDT Corp. – Class B	6,152
1,323	NII Holdings, Inc. *	3,360
98	Premiere Global Services, Inc. *	914
383	Telephone & Data Systems, Inc.	10,651
2,172	Vonage Holdings Corp. *	7,189
1,327	Windstream Holdings, Inc.	10,709

	Total Telecommunication Services	77,556

	Transportation — 1.9%
176	Alaska Air Group, Inc.	13,682
59	Amerco *	13,672
206	Arkansas Best Corp.	6,703
604	Avis Budget Group, Inc. *	22,264
103	Copa Holdings SA – Class A	15,596
934	JetBlue Airways Corp. *	8,303
531	Republic Airways Holdings, Inc. *	5,979
308	Ryder System, Inc.	21,511
536	Skywest, Inc.	9,059
934	US Airways Group, Inc. *	21,930
379	UTi Worldwide, Inc.	5,992

	Total Transportation	144,691

	Utilities — 0.6%
251	Avista Corp.	6,840
260	PNM Resources, Inc.	6,050
305	Portland General Electric Co.	9,092
710	UGI Corp.	28,585

	Total Utilities	50,567

	TOTAL COMMON STOCKS (COST $5,946,405)	7,623,458

	MUTUAL FUNDS — 1.2%

	Affiliated Issuers — 1.2%
3,727	GMO U.S. Treasury Fund	93,169

	TOTAL MUTUAL FUNDS (COST $93,169)	93,169

GMO U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
27,287	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	27,287

	TOTAL SHORT-TERM INVESTMENTS (COST $27,287)	27,287

	TOTAL INVESTMENTS — 100.0% (Cost $6,066,861)	7,743,914
	Other Assets and Liabilities (net) — 0.0%	1,614

	TOTAL NET ASSETS — 100.0%	$7,745,528

Notes to Schedule of Investments:

REIT – Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

As of November 30, 2013, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Quality Fund	10,705,163,483	2,645,728,614	(24,628,441)	2,621,100,173
Real Estate Fund	10,239,412	1,387,092	(188,547)	1,198,545
U.S. Core Equity Fund	1,282,854,321	268,790,921	(5,471,572)	263,319,349
U.S. Flexible Equities Fund	6,112,518,073	1,587,773,660	(10,260,537)	1,577,513,123
U.S. Growth Fund	2,249,614	514,566	(11,319)	503,247
U.S. Intrinsic Value Fund	10,046,977	3,051,775	(55,233)	2,996,542
U.S. Small/Mid Cap Fund	6,092,766	1,727,437	(76,289)	1,651,148

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended November 30, 2013 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Quality Fund
GMO U.S. Treasury Fund	$129,198,867	$789,181,000	$918,429,655	$48,287	$11,443	$—

Real Estate Fund
GMO U.S. Treasury Fund	$—	$237,000	$97,000	$43	$5	$139,975

U.S. Core Equity Fund
GMO U.S. Treasury Fund	$23,294,000	$73,161,000	$73,094,000	$9,926	$2,291	$23,361,834

U.S. Flexible Equities Fund
GMO U.S. Treasury Fund	$58,187,959	$125,260,000	$127,104,959	$29,555	$7,065	$56,315,118

U.S. Growth Fund
GMO U.S. Treasury Fund	$40,973	$139,000	$122,000	$30	$10	$57,971

U.S. Intrinsic Value Fund
GMO U.S. Treasury Fund	$83,995	$201,000	$143,000	$62	$11	$141,985

U.S. Small/Mid Cap Fund
GMO U.S. Treasury Fund	$14,998	$494,000	$415,848	$43	$5	$93,169

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2013 through November 30, 2013. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2014.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2013, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2013. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that the Funds calculate their net asset value on any business day, the Funds will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using inputs obtained from an independent pricing service. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2013 is as follows:

Securities

Fund Name	Fair valued using inputs obtained from an independent pricing service
Quality Fund	7%
U.S. Flexible Equities Fund	1%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2013, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Quality Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$13,208,861	$—	$13,208,861
Belgium	—	19,921,741	—	19,921,741
Denmark	—	9,604,098	—	9,604,098
France	—	82,557,587	—	82,557,587
Germany	—	28,351,126	—	28,351,126
Japan	—	115,122,673	—	115,122,673
Netherlands	—	49,395,578	—	49,395,578
Switzerland	—	202,587,915	—	202,587,915
United Kingdom	—	382,481,465	—	382,481,465
United States	12,407,688,780	—	—	12,407,688,780

TOTAL COMMON STOCKS	12,407,688,780	903,231,044	—	13,310,919,824

Short-Term Investments	15,343,832	—	—	15,343,832

Total Investments	12,423,032,612	903,231,044	—	13,326,263,656

Total	$12,423,032,612	$903,231,044	$—	$13,326,263,656

Real Estate Fund
Asset Valuation Inputs
Common Stocks (Real Estate Investment Trusts)	$11,262,434	$—	$—	$11,262,434
Mutual Funds	139,975	—	—	139,975
Short-Term Investments	35,548	—	—	35,548

Total Investments	11,437,957	—	—	11,437,957

Total	$11,437,957	$—	$—	$11,437,957

U.S. Core Equity Fund
Asset Valuation Inputs
Common Stocks	$1,521,837,321	$—	$—	$1,521,837,321
Mutual Funds	23,361,834	—	—	23,361,834
Short-Term Investments	974,515	—	—	974,515

Total Investments	1,546,173,670	—	—	1,546,173,670

Total	$1,546,173,670	$—	$—	$1,546,173,670

Description	Level 1	Level 2	Level 3	Total
U.S. Flexible Equities Fund
Asset Valuation Inputs
Common Stocks
Switzerland	$—	$13,917,584	$—	$13,917,584
United Kingdom	—	80,900,989	—	80,900,989
United States	7,490,685,275	—	—	7,490,685,275

TOTAL COMMON STOCKS	7,490,685,275	94,818,573	—	7,585,503,848

Mutual Funds	56,315,118	—	—	56,315,118
Short-Term Investments	27,523,086	20,689,144	—	48,212,230

Total Investments	7,574,523,479	115,507,717	—	7,690,031,196

Total	$7,574,523,479	$115,507,717	$—	$7,690,031,196

U.S. Growth Fund
Asset Valuation Inputs
Common Stocks	$2,675,705	$—	$—	$2,675,705
Mutual Funds	57,971	—	—	57,971
Short-Term Investments	19,185	—	—	19,185

Total Investments	2,752,861	—	—	2,752,861

Total	$2,752,861	$—	$—	$2,752,861

U.S. Intrinsic Value Fund
Asset Valuation Inputs
Common Stocks	$12,866,077	$—	$—	$12,866,077
Mutual Funds	141,985	—	—	141,985
Rights/Warrants	3,312	—	—	3,312
Short-Term Investments	32,145	—	—	32,145

Total Investments	13,043,519	—	—	13,043,519

Total	$13,043,519	$—	$—	$13,043,519

U.S. Small/Mid Cap Fund
Asset Valuation Inputs
Common Stocks	$7,623,458	$—	$—	$7,623,458
Mutual Funds	93,169	—	—	93,169
Short-Term Investments	27,287	—	—	27,287

Total Investments	7,743,914	—	—	7,743,914

Total	$7,743,914	$—	$—	$7,743,914

All of the Funds’ common stocks except for Quality Fund and U.S. Flexible Equities Fund held at period end are classified as Level 1. The classifications for Quality Fund and U.S. Flexible Equities Fund are shown in the tables above. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2013, there were no material transfers between Level 1 and Level 2.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Quality Fund	Real Estate Fund	U.S. Core Equity Fund	U.S. Flexible Equities Fund	U.S. Growth Fund	U.S. Intrinsic Value Fund	U.S. Small/Mid Cap Fund
Market Risk – Equities	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments		X
Market Risk – Asset-Backed Securities		X
Credit Risk		X
Liquidity Risk		X					X
Smaller Company Risk		X	X		X	X	X
Derivatives Risk	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X			X
Currency Risk	X			X
Focused Investment Risk	X	X	X	X	X	X	X
Real Estate Risk		X
Leveraging Risk	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X
Fund of Funds Risk				X
Non-Diversified Funds	X	X		X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

The Funds invest a substantial portion of their assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The market price of a Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation).

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream the Manager expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause a Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. In addition, payment of principal of fixed income securities guaranteed by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk — Asset-Backed Securities” above.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

A Fund’s use of derivatives may be subject to one or more special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. Dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. Dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. Dollars, in which case the Manager may decide to purchase U.S. Dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) or in securities from issuers with high positive correlations to one another (such as U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government) are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. See also “Real Estate Risk” below.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• REAL ESTATE RISK. Because Real Estate Fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operating costs and property taxes, levels of occupancy, adequacy of rent to cover operating costs, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, some mortgage real estate investment trusts (“REITs”) may hold mortgages that the mortgagors elect to prepay, which prepayment may reduce the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and their failure to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from investment company status under the Investment Company Act of 1940, as amended (the “1940 Act”).

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable income to shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and exchange-traded funds (“ETFs”) (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Many of the Funds that invest in shares of other GMO Funds also are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies under the 1940 Act:

•	Quality Fund
•	Real Estate Fund
•	U.S. Flexible Equities Fund
•	U.S. Growth Fund
•	U.S. Intrinsic Value Fund

Temporary Defensive Positions. The Funds (other than Quality Fund) normally do not take temporary defensive positions. Quality Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). The Funds also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Funds may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies, except in the case of U.S. Flexible Equities Fund, without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged).

A Fund’s (except U.S. Flexible Equities Fund) foreign currency exposure may differ significantly from the currency exposure represented by its investments.

Certain derivatives transactions used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2013, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	U.S. Core Equity Fund	U.S. Intrinsic Value Fund	U.S. Small/Mid Cap Fund
Futures contracts
Maintain the diversity and liquidity of the portfolio	X
Rights and/or warrants
Received as a result of corporate actions		X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2013:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
U.S. Intrinsic Value Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$3,312	$—	$—	$—	$3,312

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average of derivative activity, based on absolute values (futures contracts, rights and/or warrants) outstanding at each month-end was as follows for the period ended November 31, 2013.

Fund Name	Futures Contracts ($)	Rights and/or Warrants ($)
U.S. Core Equity Fund	1,986,542*	—
U.S. Intrinsic Value Fund	—	2,989
U.S. Small/Mid Cap Fund	—	394

*	During the period ended November 30,2013, the Fund did not hold this type of investment at any month-end, therefore the average amount outstanding was calculated using daily outstanding absolute values.

Subsequent events

The Board of Trustees of GMO Trust (the “Board”) approved the merger of GMO U.S. Flexible Equities Fund (“USF”) into GMO U.S. Core Equity Fund (“USC”) and the merger occurred on January 24, 2014. Pursuant to the merger, USF exchanged its portfolio assets for shares of USC and distributed those shares to its shareholders and liquidated.

The Board approved the liquidation and termination of GMO Real Estate Fund, GMO U.S. Growth Fund, GMO U.S. Intrinsic Value Fund and GMO U.S. Small/Mid Cap Fund. The Funds liquidated on January 17, 2014.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 97.9%

	U.S. Government — 97.9%
553,746,012	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (a)	649,439,968
111,459,840	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (a)	130,939,230
34,213,590	U.S. Treasury Inflation Indexed Note, 2.00%, due 01/15/14 (a)	34,160,148
77,444,500	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (a)	77,692,555
523,396,260	U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21 (a)	559,666,051
989,075,889	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (a)	967,903,731

	Total U.S. Government	2,419,801,683

	TOTAL DEBT OBLIGATIONS (COST $2,449,728,685)	2,419,801,683

	MUTUAL FUNDS — 1.7%

	United States — 1.7%
	Affiliated Issuers — 1.7%
1,720,531	GMO U.S. Treasury Fund	43,013,283

	TOTAL MUTUAL FUNDS (COST $43,013,283)	43,013,283

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
807,613	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (b)	807,613

	TOTAL SHORT-TERM INVESTMENTS (COST $807,613)	807,613

	TOTAL INVESTMENTS — 99.6% (Cost $2,493,549,581)	2,463,622,579
	Other Assets and Liabilities (net) — 0.4%	8,664,673

	TOTAL NET ASSETS — 100.0%	$2,472,287,252

Notes to Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 53.0%

		Albania — 3.7%
		Foreign Government Obligations
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	8,782,955

		Australia — 0.1%
		Asset-Backed Securities
USD	107,840	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.30%, due 04/19/38	105,650
USD	154,792	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.32%, due 05/10/36	154,506

		Total Australia	260,156

		United Kingdom — 0.1%
		Asset-Backed Securities
USD	327,715	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.44%, due 01/13/39	318,736
USD	17,872	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.25%, due 12/20/54	17,568

		Total United Kingdom	336,304

		United States — 49.1%
		Asset-Backed Securities — 1.1%
USD	283,250	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.57%, due 05/25/37 ¿	17,349
USD	937,401	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 07/25/36 ¿	409,234
USD	90,435	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.28%, due 09/25/36 ¿	35,948
USD	780,048	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 06/25/36 ¿	286,790
USD	98,581	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.56%, due 01/25/36	81,823
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.49%, due 01/25/24	292,500
USD	479,901	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.33%, due 04/25/36 ¿	361,126
USD	306,531	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.36%, due 05/25/36 ¿	29,695
USD	90,949	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.33%, due 08/25/36 ¿	36,379
USD	553,997	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.41%, due 11/15/33	504,137

Par Value / Shares		Description	Value ($)
		Asset-Backed Securities — continued
USD	119,757	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.32%, due 03/25/36 ¿	77,243
USD	592,127	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 06/25/36 ¿	316,788
USD	472,827	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.40%, due 02/25/37 ¿	193,883
USD	27,096	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.46%, due 12/25/32	24,860
USD	7,436	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.75%, due 11/25/35	7,332

			2,675,087

		Corporate Debt — 2.0%
USD	1,000,000	Bank of America Corp., 3.30%, due 01/11/23	947,000
USD	1,000,000	Citigroup, Inc., 3.38%, due 03/01/23	960,010
USD	1,000,000	General Electric Capital Corp., 3.10%, due 01/09/23	953,920
USD	1,000,000	Goldman Sachs Group, Inc. (The), 3.63%, due 01/22/23	968,240
USD	1,000,000	JPMorgan Chase & Co., 3.20%, due 01/25/23	950,330

			4,779,500

		U.S. Government — 46.0%
USD	10,000,000	U.S. Treasury Bond, 3.13%, due 02/15/43	8,765,620
USD	18,697,315	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (b)	18,757,203
USD	50,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	49,269,550
USD	35,000,000	U.S. Treasury Note, 1.63%, due 11/15/22 (c)	32,279,310

			109,071,683

		Total United States	116,526,270

		TOTAL DEBT OBLIGATIONS (COST $127,602,118)	125,905,685

		MUTUAL FUNDS — 47.2%

		United States — 47.2%
		Affiliated Issuers
	1,027,202	GMO Emerging Country Debt Fund, Class IV	10,220,660

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Principal Amount / Par Value ($)		Description	Value ($)
		Affiliated Issuers — continued
	7,417,054	GMO Short-Duration Collateral Fund	25,143,814
	924,013	GMO U.S. Treasury Fund	23,100,328
	2,030,456	GMO World Opportunity Overlay Fund	53,604,045

		TOTAL MUTUAL FUNDS (COST $103,566,548)	112,068,847

		OPTIONS PURCHASED — 0.1%

		Currency Options
GBP	3,500,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60, (OTC) (CP-BCLY)	71,868
JPY	850,000,000	USD Call/JPY Put, Expires 02/12/14, Strike 104.00, (OTC) (CP-BCLY)	89,709

		TOTAL OPTIONS PURCHASED (COST $429,967)	161,577

		SHORT-TERM INVESTMENTS — 0.8%

		Money Market Funds — 0.2%
	462,989	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (d)	462,989

		U.S. Government — 0.6%
	1,300,000	U.S. Treasury Bill, 0.09%, due 07/24/14 (c) (e)	1,299,239

		TOTAL SHORT-TERM INVESTMENTS (COST $1,762,039)	1,762,228

		TOTAL INVESTMENTS — 101.1% (Cost $233,360,672)	239,898,337
		Other Assets and Liabilities (net) — (1.1%)	(2,517,642)

		TOTAL NET ASSETS — 100.0%	$237,380,695

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
01/07/2014	CITI	AUD	4,300,000	USD	3,945,236	$36,566
01/14/2014	CITI	CAD	5,300,000	USD	5,063,156	78,351
01/14/2014	JPM	CAD	2,000,000	USD	1,887,038	5,980
02/11/2014	CITI	CHF	2,200,000	USD	2,406,928	(21,684)
12/03/2013	CITI	EUR	8,600,000	USD	11,604,682	(78,418)

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/03/2013	GS	EUR	1,000,000	USD	1,336,044	$(22,456)
12/03/2013	JPM	EUR	1,600,000	USD	2,138,336	(35,264)
02/18/2014	DB	EUR	3,500,000	USD	4,762,828	7,737
01/28/2014	BCLY	GBP	300,000	USD	488,592	(2,246)
01/28/2014	JPM	GBP	1,000,000	USD	1,596,315	(39,811)
12/10/2013	BCLY	JPY	120,000,000	USD	1,219,319	47,658
12/10/2013	JPM	JPY	490,000,000	USD	4,998,964	214,682
12/17/2013	CITI	NOK	30,400,000	USD	4,955,796	201
01/21/2014	CITI	SEK	34,550,000	USD	5,231,878	(32,723)
01/21/2014	DB	SEK	13,000,000	USD	1,959,436	(21,456)
01/21/2014	GS	SEK	7,100,000	USD	1,059,528	(22,344)
12/03/2013	CITI	USD	3,111,684	EUR	2,300,000	12,867
12/03/2013	DB	USD	10,751,193	EUR	7,900,000	(19,042)
12/03/2013	JPM	USD	1,359,765	EUR	1,000,000	(1,265)
12/10/2013	BCLY	USD	1,330,180	JPY	130,000,000	(60,881)
12/17/2013	GS	USD	3,017,114	NOK	18,300,000	(33,976)
01/07/2014	BCLY	USD	10,810,032	AUD	11,300,000	(538,410)
01/07/2014	DB	USD	3,525,645	AUD	3,700,000	(162,370)
01/14/2014	BCLY	USD	2,683,928	CAD	2,800,000	(50,447)
01/14/2014	CITI	USD	4,872,471	CAD	5,100,000	(75,772)
01/14/2014	DB	USD	1,809,289	CAD	1,900,000	(22,284)
01/21/2014	GS	USD	1,439,331	SEK	9,300,000	(22,232)
01/28/2014	CITI	USD	3,835,017	GBP	2,400,000	91,685
01/28/2014	GS	USD	4,482,274	GBP	2,800,000	98,879
02/04/2014	BCLY	USD	10,341,138	NZD	12,500,000	(216,119)
02/04/2014	JPM	USD	1,388,137	NZD	1,700,000	(11,134)

						$(895,728)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
76	Australian Government Bond 10 Yr.	December 2013	$6,631,956	$(34,457)
128	Canadian Government Bond 10 Yr.	March 2014	15,480,524	44,837
75	Euro Bund	December 2013	14,390,659	35,846
75	U.S. Treasury Note 10 Yr. (CBT)	March 2014	9,403,125	5,635

			$45,906,264	$51,861

Sales
37	Japanese Government Bond 10 Yr. (TSE)	December 2013	$52,146,083	$(711,767)
166	U.S. Long Bond (CBT)	March 2014	21,704,500	(39,404)
82	U.S. Treasury Note 2 Yr. (CBT)	March 2014	18,064,344	(6,653)
37	U.S. Treasury Note 5 Yr. (CBT)	March 2014	4,474,109	(1,556)
125	UK Gilt Long Bond	March 2014	22,273,463	(35,126)

			$118,662,499	$(794,506)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Put	GBP	3,500,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	$50,606	$(13,451)
Put	JPY	850,000,000	02/12/2014	USD Call/JPY Put, Strike 110.00 (OTC) (CP-BCLY)	121,751	(12,291)

					$172,357	$(25,742)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
2,000,000	USD	12/20/2013	BCLY	Receive	0.25%	0.34%	SLM Corp.	2,000,000	USD	$839
40,000,000	USD	12/20/2015	BCLY	(Pay)	1.00%	0.22%	CDX.NA.IG.19	N/A		(722,861)
25,000,000	USD	12/20/2022	BCLY	Receive	1.00%	1.07%	CDX.NA.IG.19	25,000,000	USD	(85,274)

										$(807,296)

Premiums to (Pay) Receive										$1,238,548

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2013, implied credit spreads, in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
7,800,000	CHF	3/19/2024	BCLY(f)	Receive	1.75%	6 Month CHF LIBOR	$195,422
2,700,000	SEK	3/19/2021	BCLY(f)	(Pay)	2.90%	3 Month SEK STIBOR	(12,886)
47,200,000	SEK	3/19/2024	BCLY(f)	(Pay)	3.10%	3 Month SEK STIBOR	(250,010)

							$(67,474)

						Premiums to (Pay) Receive	$171,142

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
150,000,000	USD	1/31/2014	BCLY	1 Month USD LIBOR BBA	Barclays Aggregate Index	$(581,228)
25,000,000	USD	3/31/2014	BCLY	1 Month USD LIBOR BBA	Barclays MBS U.S. Fixed Rate Index	(163,502)

						$(744,730)

					Premiums to (Pay) Receive	$—

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

BBA - British Banks Association

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

MBS - Mortgage-Backed Security

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

The rates shown on variable rate notes are the current interest rates at November 30, 2013, which are subject to change based on the terms of the security.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by U.S. Treasury Bonds.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(d)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

(e)	The rate shown represents yield-to-maturity.

(f)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 46.3%

		Canada — 12.3%
		Foreign Government Obligations
CAD	4,000,000	Government of Canada, 1.50%, due 06/01/23	3,433,198
CAD	5,000,000	Government of Canada, 3.50%, due 06/01/20	5,125,130

		Total Canada	8,558,328

		France — 7.3%
		Foreign Government Obligations
EUR	3,300,000	Government of France, 4.00%, due 10/25/38	5,059,570

		Germany — 4.0%
		Foreign Government Obligations
EUR	1,500,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	2,752,593

		Italy — 10.4%
		Foreign Government Obligations
EUR	5,100,000	Italy Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	7,244,283

		Netherlands — 1.2%
		Foreign Government Obligations
EUR	500,000	Netherlands Government Bond, 3.75%, due 01/15/42	813,456

		Spain — 3.5%
		Foreign Government Obligations
EUR	1,900,000	Government of Spain, 4.70%, due 07/30/41	2,461,333

		United Kingdom — 2.0%
		Foreign Government Obligations
GBP	700,000	United Kingdom Gilt, 4.75%, due 12/07/30	1,359,330

		United States — 5.6%
		U.S. Government
USD	3,872,225	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (a) (b)	3,884,628

		TOTAL DEBT OBLIGATIONS (COST $29,751,069)	32,133,521

Shares / Principal Amount/ Par Value ($)		Description	Value ($)
		MUTUAL FUNDS — 51.8%

		United States — 51.8%
		Affiliated Issuers
	304,767	GMO Emerging Country Debt Fund, Class IV	3,032,432
	2,683,050	GMO Short-Duration Collateral Fund	9,095,541
	320,977	GMO U.S. Treasury Fund	8,024,421
	599,715	GMO World Opportunity Overlay Fund	15,832,487

		TOTAL MUTUAL FUNDS (COST $32,638,875)	35,984,881

		OPTIONS PURCHASED — 0.1%

		Currency Options
GBP	1,000,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60, (OTC) (CP-BCLY)	20,534
JPY	250,000,000	USD Call/JPY Put, Expires 02/12/14, Strike 104.00, (OTC) (CP-BCLY)	26,385

		TOTAL OPTIONS PURCHASED (COST $124,983)	46,919

		SHORT-TERM INVESTMENTS — 1.8%

		Money Market Funds — 1.0%
	700,094	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	700,094
		U.S. Government — 0.8%
	600,000	U.S. Treasury Bill, 0.09%, due 07/24/14 (a) (d)	599,649

		TOTAL SHORT-TERM INVESTMENTS (COST $1,299,655)	1,299,743

		TOTAL INVESTMENTS — 100.0% (Cost $63,814,582)	69,465,064
		Other Assets and Liabilities (net) — (0.0%)	(14,399)

		TOTAL NET ASSETS — 100.0%	$69,450,665

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
01/07/2014	CITI	AUD	1,300,000	USD	1,192,421	$10,730
01/14/2014	BCLY	CAD	8,300,000	USD	7,955,930	149,538
01/14/2014	CITI	CAD	1,700,000	USD	1,624,031	25,131
01/14/2014	JPM	CAD	700,000	USD	660,463	2,093
02/11/2014	CITI	CHF	600,000	USD	656,435	(5,914)
12/03/2013	CITI	EUR	15,500,000	USD	20,925,651	(131,099)
12/03/2013	DB	EUR	600,000	USD	810,175	(4,925)
12/03/2013	GS	EUR	300,000	USD	400,813	(6,737)
12/03/2013	JPM	EUR	400,000	USD	534,584	(8,816)
02/18/2014	DB	EUR	14,800,000	USD	20,139,958	32,715
01/28/2014	BCLY	GBP	100,000	USD	162,864	(749)
01/28/2014	GS	GBP	100,000	USD	160,081	(3,531)
01/28/2014	JPM	GBP	300,000	USD	478,895	(11,943)
12/10/2013	BCLY	JPY	30,000,000	USD	304,830	11,915
12/10/2013	JPM	JPY	150,000,000	USD	1,528,178	63,602
12/17/2013	CITI	NOK	8,800,000	USD	1,434,492	(23)
01/21/2014	CITI	SEK	10,100,000	USD	1,529,369	(9,632)
01/21/2014	DB	SEK	3,900,000	USD	587,800	(6,467)
01/21/2014	GS	SEK	2,000,000	USD	298,459	(6,294)
12/03/2013	CITI	USD	947,080	EUR	700,000	3,871
12/03/2013	DB	USD	21,909,248	EUR	16,100,000	(37,398)
12/10/2013	BCLY	USD	409,286	JPY	40,000,000	(18,733)
12/17/2013	GS	USD	873,809	NOK	5,300,000	(9,840)
01/07/2014	BCLY	USD	3,156,912	AUD	3,300,000	(157,235)
01/07/2014	DB	USD	1,048,165	AUD	1,100,000	(48,272)
01/14/2014	CITI	USD	1,242,001	CAD	1,300,000	(19,313)
01/14/2014	DB	USD	857,032	CAD	900,000	(10,556)
01/21/2014	GS	USD	417,870	SEK	2,700,000	(6,454)
01/28/2014	CITI	USD	1,278,303	GBP	800,000	30,598
02/04/2014	BCLY	USD	2,978,248	NZD	3,600,000	(62,242)
02/04/2014	JPM	USD	408,276	NZD	500,000	(3,275)

						$(239,255)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
30	Australian Government Bond 10 Yr.	December 2013	$2,617,878	$(18,097)
12	Australian Government Bond 3 Yr.	December 2013	1,059,006	780
134	Euro BOBL	December 2013	22,733,944	408,336
28	UK Gilt Long Bond	March 2014	4,989,256	4,057
68	U.S. Treasury Note 10 Yr. (CBT)	March 2014	8,525,500	5,108
2	U.S. Treasury Note 2 Yr. (CBT)	March 2014	440,594	56

			$40,366,178	$400,240

Sales
9	Canadian Government Bond 10 Yr.	March 2014	$1,088,474	$(2,314)
4	Euro Bund	December 2013	767,502	(795)
11	Japanese Government Bond 10 Yr. (TSE)	December 2013	15,502,890	(211,401)
3	U.S. Long Bond (CBT)	March 2014	392,250	(712)

			$17,751,116	$(215,222)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Put	GBP	1,000,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	$14,459	$(3,843)
Put	JPY	250,000,000	02/12/2014	USD Call/JPY Put, Strike 110.00 (OTC) (CP-BCLY)	35,809	(3,615)

					$50,268	$(7,458)

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
14,000,000	USD	3/20/2014	DB	(Pay)	1.70%	0.4%	Republic of Italy	N/A	$(102,314)

							Premiums to (Pay) Receive		$—

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2013, implied credit spreads, in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
2,300,000	CHF	3/19/2024	BCLY (e)	Receive	1.75%	6 Month CHF LIBOR	$57,624
1,300,000	SEK	3/19/2021	BCLY (e)	(Pay)	2.90%	3 Month SEK STIBOR	(6,204)
10,000,000	SEK	3/19/2024	BCLY (e)	(Pay)	3.10%	3 Month SEK STIBOR	(52,968)

							$(1,548)

						Premiums to (Pay) Receive	$34,225

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

The rates shown on variable rate notes are the current interest rates at November 30, 2013, which are subject to change based on the terms of the security.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts and forward currency contracts, and/or written options, if any.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

(e)	Interest rate swap was cleared through the CME Group.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 95.2%

	Asset-Backed Securities — 95.1%
	Airlines — 0.0%
1,389,570	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.65%, due 05/15/24	611,411

	Auto Financing — 1.0%
3,600,000	Chesapeake Funding LLC, Series 12-2A, Class C, 144A, 1 mo. LIBOR + 1.55%, 1.72%, due 05/07/24	3,630,375
2,500,000	Chesapeake Funding LLC, Series 12-2A, Class D, 144A, 1 mo. LIBOR + 1.85%, 2.02%, due 05/07/24	2,515,430
7,000,000	Hertz Fleet Lease Funding LP, Series 13-3, Class D, 144A, 1 mo. LIBOR + 2.00%, 2.17%, due 12/10/27	7,000,000

	Total Auto Financing	13,145,805

	Auto Floor Plan — 2.7%
5,000,000	Ally Master Owner Trust, Series 12-1, Class D, 144A, 3.12%, due 02/15/17	5,061,350
5,500,000	Ally Master Owner Trust, Series 12-3, Class D, 144A, 1 mo. LIBOR + 2.35%, 2.52%, due 06/15/17	5,559,297
3,375,000	Ford Credit Floorplan Master Owner Trust, Series 10-3, Class C, 144A, 4.99%, due 02/15/17	3,522,656
2,000,000	Ford Credit Floorplan Master Owner Trust, Series 12-2, Class C, 2.86%, due 01/15/19	2,060,000
5,490,000	Ford Credit Floorplan Master Owner Trust, Series 12-5, Class D, 2.73%, due 09/15/19	5,476,275
7,430,000	Ford Credit Floorplan Master Owner Trust, Series 13-1, Class C, 1.37%, due 01/15/18	7,409,196
4,824,000	Ford Credit Floorplan Master Owner Trust, Series 13-1, Class D, 1.82%, due 01/15/18	4,815,847

	Total Auto Floor Plan	33,904,621

	Auto Rental — 3.5%
3,440,000	Avis Budget Rental Car Funding AESOP LLC, Series 10-5A, Class B, 144A, 5.11%, due 03/20/17	3,743,133
13,375,000	Avis Budget Rental Car Funding AESOP LLC, Series 11-5A, Class B, 144A, 4.72%, due 02/20/18	14,336,328
3,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 12-2A, Class B, 144A, 3.89%, due 05/20/18	3,173,190
10,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 13-1A, Class B, 144A, 2.62%, due 09/20/19	9,915,918
5,000,000	Hertz Vehicle Financing LLC, Series 09-2A, Class B2, 144A, 5.93%, due 03/25/16	5,259,375
7,500,000	Hertz Vehicle Financing LLC, Series 13-1A, Class B1, 144A, 1.86%, due 08/25/17	7,462,500

	Total Auto Rental	43,890,444

Par Value ($)	Description	Value ($)
	Auto Retail — 22.8%
10,160,000	Ally Auto Receivables Trust, Series 12-A, Class D, 144A, 3.15%, due 10/15/18	10,538,968
6,530,000	American Credit Acceptance Receivables Trust, Series 11-1I, Class D, 8.07%, due 07/16/18	6,576,343
15,430,000	AmeriCredit Automobile Receivables Trust, Series 12-2, Class E, 144A, 4.85%, due 08/08/19	15,997,546
12,962,000	AmeriCredit Automobile Receivables Trust, Series 12-3, Class E, 144A, 4.46%, due 11/08/19	13,442,087
3,500,000	AmeriCredit Automobile Receivables Trust, Series 13-1, Class E, 144A, 2.64%, due 07/08/20	3,396,644
9,000,000	AmeriCredit Automobile Receivables Trust, Series 13-3, Class E, 144A, 3.74%, due 12/08/20	8,918,370
8,412,030	California Republic Auto Receivables Trust, Series 12-1, Class A, 144A, 1.18%, due 08/15/17	8,412,030
4,500,000	California Republic Auto Receivables Trust, Series 12-1, Class C, 144A, 3.00%, due 01/15/20	4,518,059
13,120,000	California Republic Auto Receivables Trust, Series 13-1, Class C, 144A, 3.25%, due 03/16/20	13,197,605
794,688	CPS Auto Trust, Series 10-PG5, Class A, 144A, 9.25%, due 01/15/18	826,475
636,620	CPS Auto Trust, Series 12-A, Class C, 144A, 6.51%, due 06/17/19	643,616
2,000,000	CPS Auto Trust, Series 12-D, Class D, 144A, 4.82%, due 03/16/20	1,984,400
800,000	CPS Auto Trust, Series 12-D, Class E, 144A, 7.26%, due 03/16/20	808,768
2,300,000	CPS Auto Trust, Series 13-A, Class D, 144A, 4.41%, due 06/15/20	2,256,507
1,200,000	CPS Auto Trust, Series 13-A, Class E, 144A, 6.41%, due 06/15/20	1,202,016
16,611,234	CPS Auto Trust, Series 13-B, Class A, 144A, 1.82%, due 09/15/20	16,592,962
10,250,000	CPS Auto Trust, Series 13-B, Class D, 144A, 4.66%, due 09/15/20	10,096,557
2,820,000	CPS Auto Trust, Series 13-B, Class E, 144A, 6.41%, due 09/15/20	2,823,976
25,000,000	DT Auto Owner Trust, Series 11-3A, Class D, 144A, 5.83%, due 03/15/18	25,592,500
15,000,000	DT Auto Owner Trust, Series 12-2A, Class D, 144A, 4.35%, due 03/15/19	15,323,437
18,000,000	DT Auto Owner Trust, Series 13-1A, Class D, 144A, 3.74%, due 05/15/20	18,204,688
8,000,000	DT Auto Owner Trust, Series 13-2A, Class D, 144A, 4.18%, due 06/15/20	8,112,500
7,000,000	Exeter Automobile Receivables Trust, Series 13-1A, Class D, 144A, 5.05%, due 10/15/19	6,763,750
25,000,000	Exeter Automobile Receivables Trust, Series 13-2A, Class D, 144A, 6.81%, due 08/17/20	25,743,069

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	Auto Retail — continued
3,000,000	First Investors Auto Owner Trust, Series 12-2A, Class D, 144A, 3.79%, due 09/16/19	3,052,500
5,500,000	First Investors Auto Owner Trust, Series 13-2A, Class D, 144A, 3.58%, due 06/15/20	5,470,713
3,000,000	Flagship Credit Auto Trust, Series 12-1, Class C, 144A, 4.93%, due 05/15/18	3,120,000
3,000,000	Santander Consumer Acquired Receivables Trust, Series 11-WO, Class C, 144A, 3.19%, due 10/15/15	3,024,390
5,000,000	Santander Drive Auto Receivables Trust, Series 10-2, Class C, 3.89%, due 07/17/17	5,075,000
5,750,000	Santander Drive Auto Receivables Trust, Series 11-4, Class D, 4.74%, due 09/15/17	6,026,748
5,000,000	Santander Drive Auto Receivables Trust, Series 12-2, Class D, 3.87%, due 02/15/18	5,226,000
25,000,000	Santander Drive Auto Receivables Trust, Series 12-3, Class D, 3.64%, due 05/15/18	25,709,550
6,000,000	Santander Drive Auto Receivables Trust, Series 13-1, Class C, 1.76%, due 01/15/19	5,966,160
5,000,000	United Auto Credit Securitization Trust, Series 13-1, Class E, 144A, 4.40%, due 04/15/19	4,923,438

	Total Auto Retail	289,567,372

	Business Loans — 6.8%
178,384	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.53%, due 04/25/34	163,221
274,911	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.54%, due 01/25/35	250,169
920,092	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.56%, due 01/25/36	763,676
654,401	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.41%, due 07/25/37	520,249
639,178	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.17%, due 05/28/39	305,207
710,198	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.47%, due 05/28/39	285,855
1,301,623	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.17%, due 02/28/40	930,660
5,000,000	CIT Equipment Collateral, Series 12-VT1, Class D, 144A, 4.12%, due 10/21/19	5,077,200
164,134	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.46%, due 05/15/32	154,286
511,382	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.41%, due 11/15/33	465,357
9,564,367	GE Business Loan Trust, Series 06-2A, Class A, 144A, 1 mo. LIBOR + .18%, 0.35%, due 11/15/34	8,727,485

Par Value ($)	Description	Value ($)
	Business Loans — continued
16,105,016	GE Business Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .17%, 0.34%, due 04/16/35	14,816,615
16,461,511	GE Business Loan Trust, Series 07-1A, Class D, 144A, 1 mo. LIBOR + 1.00%, 1.17%, due 04/16/35	12,181,518
5,800,000	GE Dealer Floorplan Master Note Trust, Series 12-4, Class B, 1 mo. LIBOR + .70%, 0.87%, due 10/20/17	5,761,836
3,000,000	Great America Leasing Receivables, Series 12-1, Class C, 144A, 3.00%, due 11/15/18	3,043,500
2,841,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class D, 144A, 5.11%, due 09/15/21	2,866,714
5,700,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E1, 144A, 6.00%, due 09/15/21	5,623,723
2,282,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E2, 144A, 6.00%, due 09/15/21	2,109,394
584,501	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 02/25/30	537,834
453,104	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 09/25/30	412,325
38,263	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.02%, due 10/25/37	28,830
2,500,000	Navistar Financial Corp. Owner Trust, Series 12-A, Class C, 144A, 2.55%, due 01/18/19	2,500,875
5,000,000	Navistar Financial Corp. Owner Trust, Series 12-A, Class D, 144A, 3.29%, due 01/18/19	5,005,610
7,000,000	Navistar Financial Dealer Note Master Trust, Series 13-1, Class D, 144A, 1 mo. LIBOR + 2.25%, 2.42%, due 01/25/18	6,986,000
7,000,000	Navistar Financial Dealer Note Master Trust, Series 13-2, Class D, 144A, 1 mo. LIBOR + 2.25%, 2.42%, due 09/25/18	7,006,265

	Total Business Loans	86,524,404

	CMBS — 6.9%
1,445,660	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.30%, due 12/15/20	1,423,975
17,000,000	Commercial Mortgage Pass-Through Certificates, Series 13-300P, Class D, 144A, 4.39%, due 08/10/30	15,598,079
23,940,000	Hilton USA Trust, Series 13-HLF, Class EFL, 144A, 1 mo. LIBOR + 3.75%, 3.92%, due 11/05/30	23,985,486
19,000,000	Monty Parent Issuer, 3.47%, due 10/20/15	19,022,800
23,512,000	Monty Parent Issuer LLC, 4.25%, due 10/20/15	23,512,000
4,419,683	VFC LLC, Series 13-1, Class A, 144A, 3.13%, due 03/20/26	4,419,683

	Total CMBS	87,962,023

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	CMBS Collateralized Debt Obligations — 0.2%
1,499,437	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.04%, due 11/23/52	1,500
2,716,186	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.50%, due 05/25/46	2,580,376
181,775	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 02/26/34	158,769

	Total CMBS Collateralized Debt Obligations	2,740,645

	Corporate Collateralized Debt Obligations — 0.4%
4,704,563	Banc of America Funding Corp., Series 12-R4, Class A, 144A, 1 mo. LIBOR + .26%, 0.43%, due 03/04/39	4,608,120

	Credit Cards — 4.0%
8,260,000	1st Financial Bank USA, Series 10-D, Class D, 144A, 7.86%, due 06/17/19	8,476,825
10,000,000	Citibank Credit Card Issuance Trust, Series 05-C2, Class C2, 1 mo. LIBOR + .47%, 0.64%, due 03/24/17	9,965,625
20,000,000	GE Capital Credit Card Master Note Trust, Series 09-4, Class C, 144A, 7.82%, due 11/15/17	21,155,400
10,000,000	GE Capital Credit Card Master Note Trust, Series 10-1, Class C, 144A, 5.75%, due 03/15/18	10,632,813

	Total Credit Cards	50,230,663

	Insured Business Loans — 0.0%
137,637	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.61%, due 10/25/30	103,228

	Insured Other — 0.3%
907,267	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.37%, due 09/15/41	866,581
1,311,560	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.37%, due 12/15/41	1,259,969
91,950	TIB Card Receivables Fund, Series 2005-B, 144A, FGIC, 3 mo. LIBOR + .25%, 0.49%, due 01/05/14	83,445
300,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	98,040
4,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	846,300

	Total Insured Other	3,154,335

	Insured Residential Asset-Backed Securities (United States) ¿ — 0.1%
515,019	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.59%, due 07/25/34	482,830
161,385	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.55%, due 12/25/33	152,509

Par Value ($)	Description	Value ($)
	Insured Residential Asset-Backed Securities (United States) ¿ — continued
46,078	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.50%, due 03/25/34	44,465
451,871	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.39%, due 11/25/35	431,536

	Total Insured Residential Asset-Backed Securities (United States)	1,111,340

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
39,154	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.51%, due 10/25/34	34,240
92,392	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.50%, due 01/25/35	76,916
737,555	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.32%, due 06/15/37	542,103
360,894	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.40%, due 10/25/34	314,989
10,853	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.63%, due 07/25/29	10,596
20,910	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.73%, due 08/15/30	17,355
27,925	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.61%, due 06/25/34	25,621
7,390	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.46%, due 12/25/32	6,780

	Total Insured Residential Mortgage-Backed Securities (United States)	1,028,600

	Insured Transportation — 0.0%
249,589	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.35%, due 08/18/21	245,845

	Other — 5.8%
22,827,500	CKE Restaurant Holdings, Inc., Series 13-1A, Class A2, 144A, 4.47%, due 03/20/43	23,229,721
10,711,250	Dominos Pizza Master Issuer LLC, Series 12-1A, Class A2, 144A, 5.22%, due 01/25/42	11,599,962
9,225,301	Fairway Outdoor Funding LLC, Series 12-1A, Class A2, 144A, 4.21%, due 10/15/42	9,283,052
8,000,000	Guanay Finance Ltd., 144A, 6.00%, due 12/15/20	8,000,000
1,000,000	Invitation Homes Trust, Series 13-SFR1, Class D, 144A, 1 mo. LIBOR + 2.15%, 2.40%, due 12/17/30	1,001,250
13,206,955	Sonic Capital LLC, Series 11-1A, Class A2, 144A, 5.44%, due 05/20/41	14,194,795

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	Other — continued
6,000,000	Trafigura Securitisation Finance Plc, Series 12-1A, Class A, 144A, 1 mo. LIBOR + 2.40%, 2.57%, due 10/15/15	6,097,500

	Total Other	73,406,280

	Residential Asset-Backed Securities (United States) ¿ — 15.8%
104,471	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.56%, due 01/25/35	99,378
210,131	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.45%, due 02/25/36	79,850
235,687	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.35%, due 03/25/36	223,902
2,436,634	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.35%, due 10/25/36	1,254,867
1,045,988	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 05/25/36	721,732
78,053	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.26%, due 06/25/36	42,149
828,182	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 04/25/36	743,293
384,999	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.49%, due 09/25/35	165,549
958,396	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.37%, due 06/25/36	364,191
1,115,039	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.51%, due 06/25/36	418,140
80,606	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.29%, due 09/25/36	20,152
402,285	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.34%, due 12/25/36	76,434
631,074	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.26%, due 01/25/37	350,246
440,470	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.24%, due 11/25/36	165,176
1,274,623	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.57%, due 05/25/37	78,071
230,915	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.21%, due 05/25/34	221,606
7,577,327	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 07/25/36	3,307,977
1,220,869	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.28%, due 09/25/36	485,295

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿ — continued
1,200,785	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.36%, due 03/25/36	576,377
1,248,077	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 06/25/36	458,863
1,336,910	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.32%, due 10/25/36	1,017,121
1,773,826	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.39%, due 05/25/37	1,615,068
500,791	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.28%, due 11/25/36	355,361
1,389,621	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.37%, due 11/25/36	598,093
219,255	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.49%, due 02/25/37	127,321
3,894,699	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.37%, due 02/25/37	3,537,944
3,391,666	Carrington Mortgage Loan Trust, Series 07-RFC1, Class A1, 1 mo. LIBOR + .05%, 0.22%, due 12/25/36	3,264,478
778,222	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.33%, due 06/25/36	765,770
7,864	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.71%, due 04/25/33	7,676
1,407,350	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 12/25/36	647,381
534,011	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 11/25/36	516,389
14,014,830	Citigroup Mortgage Loan Trust, Inc., Series 07-AMC4, Class A2B, 1 mo. LIBOR + .14%, 0.31%, due 05/25/37	13,244,015
3,854,711	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.31%, due 02/25/37	3,689,344
56,090	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.47%, due 04/25/34	42,155
2,913,132	FBR Securitization Trust, Series 05-3, Class AV24, 1 mo. LIBOR + .34%, 0.85%, due 10/25/35	2,586,454
24,018,454	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF3, Class A2B, 1 mo. LIBOR + .20%, 0.37%, due 02/25/36	21,736,701
899,814	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.33%, due 04/25/36	677,110

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿ — continued
7,602,682	Fremont Home Loan Trust, Series 06-1, Class 2A3, 1 mo. LIBOR + .18%, 0.35%, due 04/25/36	6,386,253
340,591	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.36%, due 05/25/36	32,995
140,313	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.27%, due 08/25/36	58,668
2,546,559	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.33%, due 08/25/36	1,018,623
266,556	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.46%, due 01/20/35	260,392
607,960	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.33%, due 01/20/36	593,520
3,548,574	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.29%, due 12/25/36	1,740,220
1,985,193	JP Morgan Mortgage Acquisition Corp., Series 07-CH3, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 03/25/37	1,898,341
1,736,467	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.32%, due 03/25/36	1,120,021
1,353,434	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 06/25/36	724,087
2,812,535	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 08/25/36	1,019,544
1,689,635	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.33%, due 10/25/36	946,195
781,151	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.49%, due 03/25/36	160,136
22,840,596	Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-3, Class A2B, 1 mo. LIBOR + .13%, 0.30%, due 06/25/37	15,988,417
463,133	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.29%, due 02/25/37	217,302
189,416	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.45%, due 01/25/47	169,149
149,194	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.97%, due 08/25/34	139,565
4,974,769	Morgan Stanley Capital, Inc., Series 06-HE6, Class A2FP, 1 mo. LIBOR + .06%, 0.23%, due 09/25/36	2,711,249
1,078,329	Morgan Stanley Capital, Inc., Series 06-HE7, Class A2FP, 1 mo. LIBOR + .08%, 0.25%, due 09/25/36	857,272
1,701,522	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.34%, due 03/25/36	1,601,132
1,440,760	Morgan Stanley Home Equity Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .10%, 0.27%, due 12/25/36	821,233

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿ — continued
971,219	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 11/25/36	401,191
17,005,000	Nomura Home Equity Loan, Inc., Series 06-HE1, Class M1, 1 mo. LIBOR + .41%, 0.58%, due 02/25/36	13,774,050
900,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.32%, due 07/25/36	588,375
11,258,716	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.43%, due 12/25/35	9,080,155
8,405,854	Residential Asset Mortgage Products, Inc., Series 07-RZ1, Class A2, 1 mo. LIBOR + .16%, 0.33%, due 02/25/37	7,469,442
10,000,000	Residential Asset Securities Corp., Series 07-KS3, Class AI3, 1 mo. LIBOR + .25%, 0.42%, due 04/25/37	8,000,000
26,092	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.71%, due 03/25/35	18,644
12,619,428	Saxon Asset Securities Trust, Series 06-2, Class A3C, 1 mo. LIBOR + .15%, 0.32%, due 09/25/36	11,088,691
7,191,418	Securitized Asset Backed Receivables LLC, Series 06-NC2, Class A3, 1 mo. LIBOR + .24%, 0.41%, due 03/25/36	6,130,684
20,293,323	Securitized Asset Backed Receivables LLC, Series 06-WM1, Class A2C, 1 mo. LIBOR + .29%, 0.46%, due 12/25/35	17,147,858
729,688	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 07/25/36	350,250
9,300,000	SG Mortgage Securities Trust, Series 06-FRE1, Class A2C, 1 mo. LIBOR + .27%, 0.44%, due 02/25/36	4,709,520
20,998,572	SG Mortgage Securities Trust, Series 06-FRE2, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 07/25/36	8,399,429
7,356,380	Soundview Home Equity Loan Trust, Series 07-OPT1, Class 2A1, 1 mo. LIBOR + .08%, 0.25%, due 06/25/37	4,119,573
2,012,919	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 06/25/37	1,183,194
4,055,877	Specialty Underwriting & Residential Finance, Series 06-BC4, Class A2B, 1 mo. LIBOR + .11%, 0.28%, due 09/25/37	3,244,702
479,416	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.37%, due 01/25/36	469,108
65,062	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.75%, due 11/25/35	64,151
1,430,960	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.57%, due 06/25/37	758,409

	Total Residential Asset-Backed Securities (United States)	199,743,369

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — 0.9%
672,739	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.30%, due 07/20/38	663,926
603,901	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.30%, due 04/19/38	591,642
116,194	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.75%, due 09/27/35	112,328
1,210,889	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.65%, due 03/14/36	1,165,881
222,252	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.66%, due 12/08/36	214,113
95,265	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.54%, due 05/27/38	90,636
4,028,507	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.32%, due 05/10/36	4,021,066
438,185	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.30%, due 06/14/37	433,146
628,155	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.38%, due 02/21/38	615,592
458,158	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.38%, due 06/12/40	458,060
2,883,401	Westpac Securitization Trust, Series 07-1G, Class A2A, 144A, 3 mo. LIBOR + .05%, 0.29%, due 05/21/38	2,867,167

	Total Residential Mortgage-Backed Securities (Australian)	11,233,557

	Residential Mortgage-Backed Securities (European) — 1.0%
1,617,707	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.47%, due 09/20/66	1,531,250
2,013,108	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.44%, due 01/13/39	1,957,949
250,203	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.25%, due 12/20/54	245,955
158,024	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .08%, 0.25%, due 12/20/54	155,723
118,122	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.53%, due 09/20/44	117,886
765,784	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.38%, due 12/10/43	750,468
320,976	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.53%, due 12/21/37	332,260
1,384,301	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.46%, due 11/15/38	1,232,485
947,254	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.45%, due 09/15/39	840,972

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
697,031	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.66%, due 05/15/34	628,234
3,246,357	Saecure BV, Series 11A, Class A1A, 3 mo. LIBOR + 1.55%, 1.79%, due 07/30/92	3,289,858
2,000,000	Silverstone Master Issuer, Series 12-1A, Class 1A, 144A, 3 mo. LIBOR + 1.55%, 1.79%, due 01/21/55	2,032,200

	Total Residential Mortgage-Backed Securities (European)	13,115,240

	Residential Mortgage-Backed Securities (United States) — 2.3%
48,612	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.47%, due 08/25/35	40,470
15,696,816	Stanwich Mortgage Loan Trust, Series 13-NPL2, Class A, 144A, 3.23%, due 04/16/59	15,382,880
4,839,869	Vericrest Opportunity Loan Transferee, Series 13-NPL4, Class A1, 3.96%, due 11/25/53	4,839,869
9,000,000	Vericrest Opportunity Loan Transferee, Series 13-NPL5, Class A1, 144A, 3.63%, due 04/25/55	8,965,476

	Total Residential Mortgage-Backed Securities (United States)	29,228,695

	Student Loans — 10.7%
2,600,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.49%, due 01/25/24	2,535,000
15,000,000	National Collegiate Student Loan Trust, Series 05-2, Class A4, 1 mo. LIBOR + .27%, 0.44%, due 09/25/29	12,750,000
5,000,000	National Collegiate Student Loan Trust, Series 05-3, Class A4, 1 mo. LIBOR + .28%, 0.45%, due 04/25/29	4,350,000
2,666,458	National Collegiate Student Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .19%, 0.36%, due 05/25/26	2,599,380
9,325,448	National Collegiate Student Loan Trust, Series 06-3, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 10/25/27	8,999,057
18,821,315	National Collegiate Student Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .13%, 0.30%, due 11/25/28	18,021,409
723,877	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.33%, due 12/23/19	723,009
5,000,000	SLC Student Loan Trust, Series 06-A, Class C, 3 mo. LIBOR + .45%, 0.69%, due 07/15/36	4,000,000
14,883,710	SLC Student Loan Trust, Series 09-AA, Class A, 144A, 4.75%, due 06/15/33	13,663,618
8,000,000	SLM Student Loan Trust, Series 04-A, Class A3, 3 mo. LIBOR + .40%, 0.65%, due 06/15/33	7,200,000

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	Student Loans — continued
4,083,953	SLM Student Loan Trust, Series 04-A, Class B, 3 mo. LIBOR + .58%, 0.83%, due 06/15/33	3,760,708
8,500,000	SLM Student Loan Trust, Series 04-B, Class A3, 3 mo. LIBOR + .33%, 0.58%, due 03/15/24	7,534,001
9,000,000	SLM Student Loan Trust, Series 04-B, Class A4, 3 mo. LIBOR + .43%, 0.68%, due 09/15/33	7,200,000
14,000,000	SLM Student Loan Trust, Series 05-A, Class A3, 3 mo. LIBOR + .20%, 0.45%, due 06/15/23	13,160,000
13,000,000	SLM Student Loan Trust, Series 06-C, Class A4, 3 mo. LIBOR + .17%, 0.42%, due 03/15/23	12,447,500
6,878,906	SLM Student Loan Trust, Series 10-A, Class 2A, 144A, 1 mo. LIBOR + 3.25%, 3.42%, due 05/16/44	7,241,124
6,000,000	SLM Student Loan Trust, Series 11-B, Class A3, 144A, 1 mo. LIBOR + 2.25%, 2.42%, due 06/16/42	6,220,200
3,000,000	SLM Student Loan Trust, Series 12-B, Class A2, 144A, 3.48%, due 10/15/30	3,141,930

	Total Student Loans	135,546,936

	Time Share — 9.8%
1,408,318	BXG Receivables Note Trust, Series 10-A, Class B, 144A, 7.50%, due 03/02/26	1,540,494
3,461,855	BXG Receivables Note Trust, Series 12-A, Class B, 144A, 3.99%, due 12/02/27	3,496,473
6,877,725	BXG Receivables Note Trust, Series 13-A, Class B, 144A, 4.00%, due 12/04/28	6,939,831
12,000,000	Diamond Resorts Owner Trust, Series 13-2, Class A, 144A, 2.27%, due 05/20/26	11,992,812
4,350,000	Diamond Resorts Owner Trust, Series 13-2, Class B, 144A, 2.62%, due 05/20/26	4,347,868
5,432,643	Marriott Vacation Club Owner Trust, Series 12-1A, Class B, 144A, 3.50%, due 05/20/30	5,602,066
1,551,737	Orange Lake Timeshare Trust, Series 12-AA, Class B, 144A, 4.87%, due 03/10/27	1,614,905
87,695	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.17%, due 02/20/20	88,407
189,178	Sierra Receivables Funding Co. LLC, Series 11-1A, Class B, 144A, 4.23%, due 04/20/26	192,901
3,948,660	Sierra Receivables Funding Co. LLC, Series 12-1A, Class B, 144A, 3.58%, due 11/20/28	4,009,075
8,556,811	Sierra Receivables Funding Co. LLC, Series 12-2A, Class B, 144A, 3.42%, due 03/20/29	8,675,973
2,131,332	Sierra Receivables Funding Co. LLC, Series 12-3A, Class B, 144A, 2.66%, due 08/20/29	2,132,997
5,069,256	Sierra Receivables Funding Co. LLC, Series 13-1A, Class B, 144A, 2.39%, due 11/20/29	5,063,067
13,680,532	Sierra Receivables Funding Co. LLC, Series 13-2A, Class C, 144A, 4.75%, due 11/20/25	13,665,497

Par Value ($)	Description	Value ($)
	Time Share — continued
10,908,214	Silverleaf Finance LLC, Series 12-D, Class B, 144A, 4.45%, due 03/17/25	11,089,399
13,000,000	Silverleaf Finance LLC, Series 13-A, Class B, 144A, 3.67%, due 03/16/26	13,054,723
837,378	Silverleaf Finance Vii LLC, Series 10-A, Class B, 144A, 8.00%, due 07/15/22	873,385
364,077	Silverleaf Finance Vii LLC, Series 10-A, Class C, 144A, 10.00%, due 07/15/22	377,839
9,320,000	Welk Resorts LLC, Series 13-A, Class A, 144A, 3.10%, due 03/15/29	9,318,729
2,420,265	Westgate Resorts LLC, Series 12-1, Class B, 144A, 5.50%, due 09/20/25	2,442,955
1,190,306	Westgate Resorts LLC, Series 12-2A, Class B, 144A, 4.50%, due 01/20/25	1,191,050
1,785,460	Westgate Resorts LLC, Series 12-2A, Class C, 144A, 9.00%, due 01/20/25	1,830,096
3,412,537	Westgate Resorts LLC, Series 12-3A, Class A, 144A, 2.50%, due 03/20/25	3,412,138
5,693,649	Westgate Resorts LLC, Series 13-1A, Class A, 144A, 2.25%, due 08/20/25	5,665,181
5,693,649	Westgate Resorts LLC, Series 13-1A, Class B, 144A, 3.75%, due 08/20/25	5,629,596

	Total Time Share	124,247,457

	Total Asset-Backed Securities	1,205,350,390

	U.S. Government Agency — 0.1%
967,881	Agency for International Development Floater (Support of Jamaica), 3 mo. LIBOR + .30%, 0.54%, due 10/01/18 (a)	944,572
9,501	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.46%, due 05/01/14 (a)	9,460
14,976	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.46%, due 05/01/14 (a)	14,910
200,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	211,900

	Total U.S. Government Agency	1,180,842

	TOTAL DEBT OBLIGATIONS (COST $1,177,988,010)	1,206,531,232

	MUTUAL FUNDS — 2.8%

	Affiliated Issuers — 2.8%
1,400,937	GMO U.S. Treasury Fund	35,023,423

	TOTAL MUTUAL FUNDS (COST $35,033,429)	35,023,423

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.6%

	Money Market Funds — 0.1%
654,990	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	654,990

	U.S. Government — 3.5%
45,000,000	U.S. Treasury Bill, 0.08%, due 04/17/14 (c)(d)	44,985,555

	TOTAL SHORT-TERM INVESTMENTS (COST $45,643,459)	45,640,545

	TOTAL INVESTMENTS — 101.6% (Cost $1,258,664,898)	1,287,195,200
	Other Assets and Liabilities (net) — (1.6%)	(19,834,427)

	TOTAL NET ASSETS — 100.0%	$1,267,360,773

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
1,190	U.S. Treasury Note 5 Yr. (CBT)	March 2014	$143,897,031	$(48,269)
146	U.S. Treasury Note 10 Yr. (CBT)	March 2014	18,304,750	3,280

			$162,201,781	$(44,989)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2013, which are subject to change based on the terms of the security.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 13.5%

	U.S. Government — 13.5%
25,335,415	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (a)	25,416,564

	TOTAL DEBT OBLIGATIONS (COST $25,635,226)	25,416,564

	MUTUAL FUNDS — 86.4%

	Affiliated Issuers — 86.4%
45,578,624	GMO Short-Duration Collateral Fund	154,511,537
328,490	GMO U.S. Treasury Fund	8,212,252

	TOTAL MUTUAL FUNDS (COST $142,245,407)	162,723,789

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
262,638	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	262,638

	TOTAL SHORT-TERM INVESTMENTS (COST $262,638)	262,638

	TOTAL INVESTMENTS — 100.0% (Cost $168,143,271)	188,402,991
	Other Assets and Liabilities (net) — (0.0%)	(36,537)

	TOTAL NET ASSETS — 100.0%	$188,366,454

Notes to Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 90.3%

		Albania — 0.7%
		Foreign Government Obligations
EUR	3,760,000	Albania Government International Bond, 7.50%, due 11/04/15	5,312,278
USD	24,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	15,153,338

		Total Albania	20,465,616

		Argentina — 9.1%
		Foreign Government Obligations — 8.2%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	4,365,000
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, due 03/31/23 (b)	1,729,182
EUR	18,044,340	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	17,894,662
USD	56,771,085	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	44,139,518
USD	10,652,864	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	9,118,852
EUR	177,000	Republic of Argentina Discount Bond, PIK Shares, 1.00%, due 12/31/33	175,531
USD	589,772	Republic of Argentina Discount Bond, PIK Shares, 1.00%, due 12/31/33	458,548
USD	110,668	Republic of Argentina Discount Bond, PIK Shares, 1.00%, due 12/31/33	94,732
EUR	338,220,524	Republic of Argentina GDP Linked, due 12/15/35 (c)	39,055,169
EUR	192,500,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	100,028,053
EUR	36,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	18,462,015
USD	5,440,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	2,385,440

			237,906,702

		Judgments — 0.9%
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, due 03/31/23 (b)(d)(e)	17,920,000
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23 (b)(d)(e)	9,000,000

			26,920,000

		Total Argentina	264,826,702

		Armenia — 0.6%
		Foreign Government Obligations
USD	17,000,000	Republic of Armenia, Reg. S, 6.00%, due 09/30/20	16,745,000

Par Value		Description	Value ($)
		Bahrain — 0.6%
		Foreign Government Obligations
USD	18,000,000	Bahrain Government International Bond, Reg. S, 6.13%, due 08/01/23	18,585,000

		Barbados — 0.1%
		Foreign Government Obligations
USD	2,800,000	Government of Barbados, Reg S, 7.00%, due 08/04/22	2,576,000

		Belarus — 0.2%
		Foreign Government Obligations
USD	5,000,000	Republic of Belarus, Reg S, 8.95%, due 01/26/18	4,900,000

		Belize — 0.3%
		Foreign Government Obligations
USD	13,033,400	Republic of Belize, Reg S, Step Up, 5.00%, due 02/20/38	8,080,708

		Bosnia & Herzegovina — 0.2%
		Foreign Government Obligations
DEM	10,199,320	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 1.06%, due 12/11/17	6,092,537

		Brazil — 3.2%
		Corporate Debt — 0.4%
USD	12,000,000	Petrobras International Finance Co., 6.88%, due 01/20/40	11,606,518

		Foreign Government Agency — 1.1%
USD	9,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg S, 5.50%, due 07/12/20	9,146,250
USD	22,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg. S, 5.75%, due 09/26/23	21,972,500

			31,118,750

		Foreign Government Obligations — 1.7%
USD	20,000,000	Republic of Brazil, 7.13%, due 01/20/37	22,700,000
USD	21,000,000	Republic of Brazil, 8.25%, due 01/20/34	26,407,500

			49,107,500

		Total Brazil	91,832,768

		Chile — 0.6%
		Corporate Debt
USD	17,000,000	Empresa Nacional de Electricidad SA, 8.13%, due 02/01/97	17,472,600

		Colombia — 1.1%
		Corporate Debt — 0.6%
USD	17,000,000	Ecopetrol SA, 7.38%, due 09/18/43	18,445,000

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value		Description	Value ($)
		Foreign Government Obligations — 0.5%
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	8,988,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28 (d)	5,639,236

			14,627,236

		Total Colombia	33,072,236

		Congo Republic (Brazzaville) — 3.1%
		Foreign Government Obligations
USD	101,627,157	Republic of Congo, Reg S, Series INTL, Step Up, 3.50%, due 06/30/29	88,923,762

		Costa Rica — 0.4%
		Foreign Government Agency — 0.3%
USD	9,000,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	7,447,500
USD	2,000,000	Instituto Costarricense de Electricidad, Reg S, 6.95%, due 11/10/21	2,070,000

			9,517,500

		Foreign Government Obligations — 0.1%
USD	3,000,000	Costa Rica Government International Bond, Reg S, 5.63%, due 04/30/43	2,565,000

		Total Costa Rica	12,082,500

		Croatia — 1.9%
		Foreign Government Obligations
USD	24,000,000	Croatia Government International Bond, Reg S, 5.50%, due 04/04/23	22,968,000
USD	28,000,000	Croatia Government International Bond, 144A, 6.00%, due 01/26/24	27,356,000
USD	6,000,000	Croatia Government International Bond, Reg S, 6.38%, due 03/24/21	6,216,000

		Total Croatia	56,540,000

		Dominican Republic — 2.5%
		Asset-Backed Securities — 0.9%
USD	26,503,664	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 01/15/26 (d)	25,994,308

		Foreign Government Agency — 0.2%
USD	5,800,000	Banco de Reservas de la Republica Dominicana, Reg S, 7.00%, due 02/01/23	5,481,000

		Foreign Government Obligations — 1.4%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	8,600,000
USD	38,607,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.25%, due 08/30/24	32,815,950

			41,415,950

		Total Dominican Republic	72,891,258

Par Value		Description	Value ($)
		Ecuador — 0.2%

		Foreign Government Obligations
USD	11,587,000	Republic of Ecuador, Step Up, Reg S, 10.00%, due 08/15/30 (b)	4,518,930

		El Salvador — 0.3%
		Foreign Government Obligations
USD	10,000,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	10,000,000

		Gabon — 0.2%
		Foreign Government Obligations
USD	5,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	5,812,500

		Ghana — 0.2%
		Foreign Government Obligations
USD	5,000,000	Republic of Ghana, Reg. S, 7.88%, due 08/07/23	4,887,500

		Greece — 0.5%
		Foreign Government Obligations
EUR	20,882,000	Hellenic Republic Government Bond, Step Up, 2.00%, due 02/24/36	13,903,903

		Grenada — 0.1%
		Foreign Government Obligations
USD	9,000,000	Republic of Grenada, Reg S, Step Up, 6.00%, due 09/15/25	2,970,000

		Guatemala — 0.1%
		Foreign Government Obligations
USD	3,500,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	4,410,000

		Honduras — 0.2%
		Foreign Government Obligations
USD	8,000,000	Honduras Government International Bond, Reg S, 7.50%, due 03/15/24	7,360,000

		Hungary — 1.9%
		Foreign Government Obligations
USD	51,500,000	Hungary Government International Bond, 7.63%, due 03/29/41	55,101,637

		Iceland — 0.4%
		Foreign Government Obligations
USD	11,000,000	Iceland Government International Bond, Reg S, 5.88%, due 05/11/22	11,412,500

		Indonesia — 3.3%
		Foreign Government Agency — 1.7%
USD	10,600,000	Majapahit Holding BV, Reg S, 7.75%, due 01/20/20	11,739,500

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value		Description	Value ($)
		Foreign Government Agency — continued
USD	28,200,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	28,975,500
USD	10,400,000	Pertamina Persero PT, Reg S, 6.50%, due 05/27/41	8,866,000

			49,581,000

		Foreign Government Obligations — 1.6%
USD	12,500,000	Indonesia Government International Bond, Reg S, 4.63%, due 04/15/43	9,718,750
USD	33,800,000	Indonesia Government International Bond, Reg. S, 5.25%, due 01/17/42	28,645,500
USD	9,000,000	Indonesia Government International Bond, Reg. S, 6.63%, due 02/17/37	9,033,750

			47,398,000

		Total Indonesia	96,979,000

		Iraq — 0.4%
		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	12,618,750

		Israel — 0.6%
		Foreign Government Agency
USD	14,000,000	Israel Electric Corp. Ltd., Reg S, 6.88%, due 06/21/23	14,857,500
USD	3,000,000	Israel Electric Corp. Ltd., Reg S, 7.88%, due 12/15/26	3,270,000

		Total Israel	18,127,500

		Ivory Coast — 0.8%
		Foreign Government Obligations
USD	25,265,000	Ivory Coast Government International Bond, Reg S, Step Up, 5.75%, due 12/31/32	22,549,013

		Jamaica — 0.1%
		Foreign Government Agency
USD	3,000,000	National Road Operating & Construction Co. Ltd., Reg S, 9.38%, due 11/10/24	3,063,000

		Latvia — 0.1%
		Foreign Government Obligations
USD	4,000,000	Republic of Latvia, Reg S, 5.25%, due 06/16/21	4,300,000

		Lithuania — 0.5%
		Foreign Government Obligations
USD	11,500,000	Republic of Lithuania, Reg S, 6.63%, due 02/01/22	13,426,250

Par Value		Description	Value ($)
		Mexico — 9.3%
		Foreign Government Agency — 1.9%
EUR	34,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	53,195,464
USD	1,360,000	Petroleos Mexicanos, 9.50%, due 09/15/27	1,672,800

			54,868,264

		Foreign Government Obligations — 7.4%
USD	179,484,000	United Mexican States, 5.75%, due 10/12/10	161,984,310
GBP	27,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	54,068,300

			216,052,610

		Total Mexico	270,920,874

		Mongolia — 0.3%
		Foreign Government Obligations
USD	12,000,000	Mongolia Government International Bond, Reg S, 5.13%, due 12/05/22	10,020,000

		Montenegro — 0.1%
		Foreign Government Obligations
EUR	2,000,000	Montenegro Government International Bond, 7.25%, due 04/08/16	2,847,199

		Nigeria — 0.5%
		Foreign Government Obligations
USD	8,400,000	Nigeria Government International Bond, Reg S, 6.38%, due 07/12/23	8,683,500
USD	6,100,000	Nigeria Government International Bond, Reg S, 6.75%, due 01/28/21	6,588,000

		Total Nigeria	15,271,500

		Pakistan — 0.5%
		Foreign Government Obligations
USD	17,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	13,940,000

		Panama — 0.4%
		Foreign Government Obligations
USD	11,408,000	Panama Government International Bond, 4.30%, due 04/29/53	8,527,480
USD	1,535,000	Panama Government International Bond, 8.13%, due 04/28/34	1,949,450

		Total Panama	10,476,930

		Peru — 1.1%
		Foreign Government Agency — 0.3%
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	7,938,150

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value		Description	Value ($)
		Foreign Government Obligations — 0.8%
USD	5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27	5,000,000
USD	20,000,000	Republic of Peru, 5.63%, due 11/18/50	19,800,000

			24,800,000

		Total Peru	32,738,150

		Philippines — 4.2%
		Foreign Government Agency — 3.1%
USD	25,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	33,923,448
USD	40,550,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	57,175,500

			91,098,948

		Foreign Government Obligations — 1.1%
USD	26,720,000	Republic of Philippines, 6.38%, due 01/15/32	31,329,200

		Total Philippines	122,428,148

		Qatar — 0.2%
		Foreign Government Obligations
USD	5,000,000	Qatar Government International Bond, Reg S, 5.75%, due 01/20/42	5,262,500

		Romania — 0.5%
		Foreign Government Obligations
USD	7,000,000	Romanian Government International Bond, Reg S, 4.38%, due 08/22/23	6,737,500
USD	6,000,000	Romanian Government International Bond, Reg S, 6.75%, due 02/07/22	6,804,000

		Total Romania	13,541,500

		Russia — 5.3%
		Corporate Debt — 3.4%
USD	27,000,000	Gazprom Neft OAO Via GPN Capital SA, Reg S, 4.38%, due 09/19/22	24,907,500
USD	27,000,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	31,961,250
USD	12,000,000	Sberbank of Russia Via SB Capital SA, 144A, 5.13%, due 10/29/22	11,370,000
USD	3,000,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.72%, due 06/16/21	3,116,250
USD	26,600,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	28,295,750

			99,650,750

		Foreign Government Obligations — 1.9%
USD	55,000,000	Russian Foreign Bond - Eurobond, Reg S, 5.88%, due 09/16/43	54,862,500

		Total Russia	154,513,250

Par Value		Description	Value ($)
		Senegal — 0.3%
		Foreign Government Obligations
USD	8,750,000	Republic of Senegal, Reg S, 8.75%, due 05/13/21	9,734,375

		Serbia — 1.0%
		Foreign Government Obligations
USD	5,651,514	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	5,524,355
USD	24,000,000	Republic of Serbia, 7.25%, due 09/28/21	25,080,000

		Total Serbia	30,604,355

		Slovenia — 0.5%
		Foreign Government Obligations
USD	15,000,000	Slovenia Government International Bond, Reg S, 5.85%, due 05/10/23	15,187,500

		South Africa — 0.7%
		Foreign Government Agency — 0.2%
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	2,420,792
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	2,279,345

			4,700,137

		Foreign Government Obligations — 0.5%
USD	15,000,000	South Africa Government International Bond, 5.88%, due 09/16/25	15,581,250

		Total South Africa	20,281,387

		South Korea — 0.8%
		Foreign Government Agency
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	8,886,250
USD	5,000,000	Korea Gas Corp., Reg S, 6.25%, due 01/20/42	5,883,000
USD	8,000,000	Korea Hydro & Nuclear Power Co. Ltd., Reg S, 4.75%, due 07/13/21	8,468,240

		Total South Korea	23,237,490

		Sri Lanka — 0.9%
		Foreign Government Obligations
USD	19,150,000	Sri Lanka Government International Bond, Reg S, 5.88%, due 07/25/22	17,618,000
USD	8,500,000	Sri Lanka Government International Bond, Reg S, 6.25%, due 07/27/21	8,160,000

		Total Sri Lanka	25,778,000

		Thailand — 0.3%
		Foreign Government Agency
USD	7,000,000	PTT PCL, 144A, 4.50%, due 10/25/42	5,519,570
USD	4,000,000	PTTEP Canada International Finance Ltd., Reg S, 5.69%, due 04/05/21	4,306,640

		Total Thailand	9,826,210

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value		Description	Value ($)
		Trinidad And Tobago — 0.3%
		Foreign Government Agency
USD	6,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	7,545,000

		Tunisia — 1.8%
		Foreign Government Agency
JPY	7,000,000,000	Banque Centrale de Tunisie SA, 4.30%, due 08/02/30	51,257,017

		Turkey — 4.3%
		Corporate Debt — 0.2%
USD	5,000,000	Turkiye Halk Bankasi AS, Reg S, 4.88%, due 07/19/17	5,112,500

		Foreign Government Agency — 0.0%
USD	1,000,000	Export Credit Bank of Turkey, Reg S, 5.38%, due 11/04/16	1,040,000

		Foreign Government Obligations — 4.1%
EUR	18,000,000	Republic of Turkey, 4.35%, due 11/12/21	24,728,096
USD	92,000,000	Republic of Turkey, 6.75%, due 05/30/40	94,760,000

			119,488,096

		Total Turkey	125,640,596

		Ukraine — 1.3%
		Foreign Government Obligations
USD	4,000,000	City of Kyiv Via Kyiv Finance PLC, Reg S, 9.38%, due 07/11/16	3,414,800
USD	2,619,000	Ukraine Government International Bond, Reg S, 7.50%, due 04/17/23	2,219,603
USD	36,381,000	Ukraine Government International Bond, Reg S, 7.95%, due 02/23/21	31,742,422

		Total Ukraine	37,376,825

		United States — 9.3%
		Asset-Backed Securities — 1.8%
USD	2,646,799	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.65%, due 05/15/24	1,164,592
USD	124,580	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.51%, due 10/25/34	108,946
USD	625,624	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.61%, due 10/25/30	469,218
USD	13,500,070	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.41%, due 12/15/35 ¿	10,935,057
USD	9,951,286	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.41%, due 12/15/35 ¿	7,264,438
USD	5,013,424	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.37%, due 05/15/36 ¿	4,010,739

Par Value		Description	Value ($)
		Asset-Backed Securities — continued
USD	3,065,451	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.52%, due 11/25/35 ¿	721,301
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.40%, due 05/25/37 ¿	2,451,250
USD	10,982,625	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.33%, due 10/25/36 ¿	6,150,270
USD	3,390,005	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.34%, due 03/25/36 ¿	3,189,994
USD	13,243,894	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 11/25/36 ¿	5,470,788
USD	13,420,479	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.39%, due 11/25/36 ¿	6,066,057
USD	7,285,476	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.53%, due 04/25/37 ¿	3,788,447

			51,791,097

		U.S. Government — 7.5%
USD	72,414,300	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (f)	70,864,199
USD	147,697,725	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (f)(g)	148,170,801

			219,035,000

		Total United States	270,826,097

		Uruguay — 1.0%
		Foreign Government Obligations
USD	15,000,000	Uruguay Government International Bond, 4.13%, due 11/20/45	11,325,000
USD	17,500,000	Uruguay Government International Bond, 4.50%, due 08/14/24	17,377,500

		Total Uruguay	28,702,500

		Venezuela — 10.0%
		Foreign Government Agency — 6.0%
USD	64,285,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	46,124,488
USD	159,250,000	Petroleos de Venezuela SA, Reg S, 9.00%, due 11/17/21	114,660,000
USD	16,000,000	Petroleos de Venezuela SA, Reg S, 12.75%, due 02/17/22	14,280,000

			175,064,488

		Foreign Government Obligations — 4.0%
USD	143,000,000	Republic of Venezuela, Reg S, 11.95%, due 08/05/31	116,902,500

		Total Venezuela	291,966,988

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value		Description	Value ($)
		Vietnam — 0.5%
		Foreign Government Agency — 0.3%
USD	18,804,000	Debt and Asset Trading Corp, 144A, 1.00%, due 10/10/25	9,025,920

		Foreign Government Obligations — 0.2%
USD	5,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.25%, due 03/13/28	4,275,000

		Total Vietnam	13,300,920

		Zambia — 0.4%
		Foreign Government Obligations
USD	12,000,000	Zambia Government International Bond, Reg S, 5.38%, due 09/20/22	10,500,000

		TOTAL DEBT OBLIGATIONS (COST $2,647,168,735)	2,630,252,481

		LOAN ASSIGNMENTS — 0.4%

		Dominican Republic — 0.1%
USD	1,600,060	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.14%, due 08/15/15	1,470,161

		Indonesia — 0.3%
USD	7,176,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.22%, due 12/14/19	6,619,860
USD	1,564,269	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR + .88%, 1.10%, due 12/01/19	1,443,038
EUR	1,473,412	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21	1,571,280

		Total Indonesia	9,634,178

		TOTAL LOAN ASSIGNMENTS (COST $9,882,728)	11,104,339

		LOAN PARTICIPATIONS — 1.8%

		Egypt — 0.1%
CHF	2,399,342	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24 (d)	1,669,555

		Indonesia — 0.3%
USD	7,822,388	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.32%, due 09/29/19	7,216,153

Par Value/ Shares		Description	Value ($)
		Iraq — 0.9%
JPY	4,202,173,706	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/03/28	24,395,087
JPY	549,069,346	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/03/28	3,116,188

		Total Iraq	27,511,275

		Russia — 0.1%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (b) (d)	3,455,365

		Vietnam — 0.4%
JPY	1,450,366,385	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.84%, due 09/01/17	12,779,650

		TOTAL LOAN PARTICIPATIONS (COST $65,381,505)	52,631,998

		MUTUAL FUNDS — 4.0%

		United States — 4.0%
		Affiliated Issuers
	3,976,082	GMO Short-Duration Collateral Fund	13,478,918
	2,559,711	GMO U.S. Treasury Fund	63,992,784
	1,515,449	GMO World Opportunity Overlay Fund	40,007,845

		TOTAL MUTUAL FUNDS (COST $111,785,404)	117,479,547

		RIGHTS/WARRANTS — 0.4%

		Nigeria — 0.2%
	25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20 *	4,500,000

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 * (d)	—

		Venezuela — 0.2%
	283,235	Republic of Venezuela Oil Warrants, Expires 04/15/20	6,939,258

		TOTAL RIGHTS/WARRANTS (COST $0)	11,439,258

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.4%

	Money Market Funds — 1.0%
28,046,534	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (h)	28,046,534

	Total Money Market Funds	28,046,534

	Repurchase Agreements — 1.4%
16,198,146	JP Morgan Chase Bank Repurchase Agreement, dated 10/08/13, with a maturity value of $16,204,931 and an effective yield of .29%, collateralized by an emerging sovereign government obligation with a rate of 2.625%, maturity date of 06/17/20 and a market value of $16,107,290 (i)	16,198,146
10,850,000	JP Morgan Chase Bank Repurchase Agreement, dated 07/16/13, with a maturity value of $10,863,021 and an effective yield of .32%, collateralized by an emerging sovereign government obligation with a rate of 7.00%, maturity date of 04/13/15 and a market value of $10,392,320 (i)	10,850,000
12,608,001	JP Morgan Chase Bank Repurchase Agreement, dated 07/11/13, with a maturity value of $12,623,803 and an effective yield of .32%, collateralized by an emerging sovereign government obligation with a rate of 0.50%, maturity date of 06/22/16 and a market value of $13,191,619 (i)	12,608,001

	Total Repurchase Agreements	39,656,147

	TOTAL SHORT-TERM INVESTMENTS (COST $67,702,681)	67,702,681

	TOTAL INVESTMENTS — 99.3% (Cost $2,901,921,053)	2,890,610,304
	Other Assets and Liabilities (net) — 0.7%	20,877,825

	TOTAL NET ASSETS — 100.0%	$2,911,488,129

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/03/2013	CITI	EUR	200,000,000	USD	270,008,400	$(1,691,600)
12/03/2013	GS	EUR	18,000,000	USD	24,375,636	(77,364)
02/18/2014	DB	EUR	200,000,000	USD	272,161,600	442,100
01/28/2014	GS	GBP	35,000,000	USD	56,028,420	(1,235,989)
12/10/2013	JPM	JPY	10,400,000,000	USD	106,579,108	5,035,172
12/03/2013	DB	USD	296,632,600	EUR	218,000,000	(479,600)

						$1,992,719

Reverse Repurchase Agreements

Average balance outstanding	$(9,113,171)
Average interest rate	0.16%
Maximum balance outstanding	$(17,656,013)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Credit Linked Options

Number of Contracts			Expiration Date	Descriptions	Premiums	Market Value
Put	USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option Swap, Fund receives premium of 0.44% (OTC) (CP-DB) (d)	$812,194	$(1,887,454)
Put	USD	43,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option Swap, Fund receives premium of 0.30% (OTC) (CP-DB) (d)	—	(72,474)
Put	USD	62,000,000	03/21/2017	Lebanese Republic Credit Linked Put Option Swap, Fund receives premium of 0.50% (OTC) (CP-DB) (d)	—	327,584
Put	USD	70,000,000	04/03/2018	Turkiye Cumhuriyeti Ziraat Bankasi A.S. Credit Linked Put Option Swap, Fund receives premium of 0.40% (OTC) (CP-DB) (d)	—	(354,621)
Put	USD	70,000,000	07/14/2017	Turkiye Is Bankasi A.S. Credit Linked Put Option Swap, Fund receives premium of 0.40% (OTC) (CP-DB) (d)	—	(278,383)

					$812,194	$(2,265,348)

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
5,000,000	USD	12/20/2013	DB	(Pay)	1.00%	0.75%	Gazprom	N/A		$(10,453)
10,000,000	USD	3/20/2014	DB	(Pay)	1.85%	0.40%	Republic of Italy	N/A		(80,615)
39,000,000	USD	3/20/2014	DB	(Pay)	1.28%	0.01%	United Kingdom Government	N/A		(250,157)
14,000,000	USD	3/20/2014	DB	(Pay)	1.68%	0.40%	Republic of Italy	N/A		(100,908)
39,000,000	USD	3/20/2014	DB	(Pay)	1.49%	0.04%	Republic of Austria	N/A		(284,693)
28,000,000	USD	3/20/2014	DB	(Pay)	1.70%	0.40%	Republic of Italy	N/A		(204,628)
14,000,000	USD	3/20/2014	DB	(Pay)	1.45%	0.01%	United Kingdom Government	N/A		(101,761)
10,000,000	USD	6/20/2014	DB	(Pay)	5.00%	24.43%	Republic of Argentina	N/A		915,423
2,000,000	USD	8/24/2014	DB	(Pay)	4.25%	2.19%	Lebanese Republic	N/A		(52,426)
15,000,000	USD	9/20/2014	DB	(Pay)	4.03%	0.90%	Sberbank	N/A		(499,752)
5,000,000	USD	12/20/2014	DB	(Pay)	5.00%	25.25%	Republic of Argentina	N/A		869,228
830,000,000	EUR	3/16/2015	DB	(Pay)	5.00%	12.44%	Bolivarian Republic of Venezuela	N/A		88,337,000
1,040,000,000	USD	3/16/2015	DB	Receive	5.00%	12.51%	Bolivarian Republic of Venezuela	1,040,000,000	USD	(82,322,184)
70,000,000	USD	3/20/2015	DB	(Pay)	0.00%	25.00%	Republic of Argentina (d)	N/A		—
30,000,000	USD	6/20/2015	BCLY	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(1,155,667)
40,000,000	USD	6/20/2015	BCLY	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(1,540,889)
11,000,000	USD	6/20/2015	DB	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(423,744)
15,000,000	USD	9/20/2015	BCLY	(Pay)	1.00%	0.57%	Republic of Colombia	N/A		(145,881)
56,950,000,000	COP	11/20/2015	CITI	Receive	1.81%	0.48%	Republic of Colombia	56,950,000,000	COP	755,334
15,000,000	USD	2/20/2016	CITI	(Pay)	2.16%	0.65%	Republic of Colombia	N/A		(594,761)
56,700,000,000	COP	2/20/2016	CITI	Receive	1.46%	0.52%	Republic of Colombia	56,700,000,000	COP	707,952
114,800,000,000	COP	4/20/2016	CITI	Receive	1.33%	0.54%	Republic of Colombia	114,800,000,000	COP	1,148,124
25,000,000	USD	4/20/2016	CITI	(Pay)	1.90%	0.69%	Republic of Colombia	N/A		(774,549)
11,000,000	EUR	6/17/2016	DB	Receive	5.60%	5.77%	Republic of Angola	11,000,000	EUR	879,220
20,000,000	USD	8/20/2016	CITI	(Pay)	2.15%	0.75%	Republic of Colombia	N/A		(880,373)
97,680,000,000	COP	8/20/2016	CITI	Receive	1.51%	0.59%	Republic of Colombia	97,680,000,000	COP	1,402,426
22,500,000	USD	3/20/2017	DB	Receive	5.00%	12.54%	Bolivarian Republic of Venezuela	22,500,000	USD	(4,124,048)
32,000,000	PEN	5/20/2017	DB	Receive	0.79%	1.03%	Republic of Peru	32,000,000	PEN	(14,867)
2,500,000	USD	5/20/2017	DB	(Pay)	1.05%	1.06%	Republic of Peru	N/A		597
4,500,000	USD	7/20/2017	JPM	Receive	3.33%	6.84%	Republic of Jamaica	4,500,000	USD	(442,787)
25,000,000	USD	12/20/2017	JPM	Receive	5.00%	10.49%	Government of Ukraine	25,000,000	USD	(3,846,781)
5,400,000	EUR	3/20/2018	DB	Receive	1.00%	4.44%	Republic of Macedonia	5,400,000	EUR	(945,242)
10,000,000	USD	12/20/2018	DB	Receive	0.44%	0.29%	United Kingdom Government	10,000,000	USD	83,759
10,000,000	USD	3/20/2019	DB	Receive	1.70%	1.79%	Republic of Italy	10,000,000	USD	(11,907)
30,000,000	USD	3/20/2019	DB	Receive	1.25%	0.31%	United Kingdom Government	30,000,000	USD	1,529,471
10,000,000	USD	3/20/2019	DB	Receive	1.35%	0.31%	United Kingdom Government	10,000,000	USD	563,483
10,000,000	USD	3/20/2019	DB	Receive	1.62%	1.79%	Republic of Italy	10,000,000	USD	(52,259)
30,000,000	USD	3/20/2019	DB	Receive	1.46%	0.35%	Republic of Austria	30,000,000	USD	1,809,930
20,000,000	USD	3/20/2019	DB	Receive	1.66%	1.79%	Republic of Italy	20,000,000	USD	(64,166)
6,000,000	USD	3/20/2020	BCLY	Receive	1.00%	3.87%	Republic of Croatia	6,000,000	USD	(861,922)
6,000,000	USD	6/20/2020	DB	Receive	1.00%	3.49%	Commonwealth of Bahamas	6,000,000	USD	(811,956)
42,000,000	EUR	12/20/2020	DB	(Pay)	1.00%	3.22%	Commonwealth of Bahamas	N/A		7,443,385
57,000,000	USD	12/20/2020	DB	Receive	1.00%	3.50%	Commonwealth of Bahamas	57,000,000	USD	(8,183,933)

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
30,000,000	USD	3/20/2023	JPM	Receive	1.00%	2.42%	Republic of Turkey	30,000,000	USD	$(3,222,375)
3,000,000	USD	6/20/2023	DB	Receive	1.00%	3.49%	Commonwealth of Bahamas	3,000,000	USD	(532,356)
6,000,000	USD	6/20/2023	DB	Receive	1.00%	3.49%	Commonwealth of Bahamas	6,000,000	USD	(1,064,711)
200,000,000	USD	6/20/2023	DB	(Pay)	1.00%	4.17%	Republic of Croatia	N/A		43,506,406
160,000,000	EUR	6/20/2023	DB	Receive	1.00%	4.18%	Republic of Croatia	160,000,000	EUR	(48,559,285)
25,000,000	USD	9/20/2023	JPM	Receive	1.00%	2.47%	Republic of Brazil	25,000,000	USD	(2,872,204)
25,000,000	USD	9/20/2023	JPM	Receive	1.00%	2.47%	Republic of Brazil	25,000,000	USD	(2,872,204)
25,000,000	USD	9/20/2023	JPM	Receive	1.00%	1.13%	Peoples Republic of China	25,000,000	USD	(228,837)
25,000,000	USD	9/20/2023	JPM	Receive	1.00%	2.60%	Republic of South Africa	25,000,000	USD	(3,130,311)
20,000,000	USD	9/20/2031	GS	(Pay)	1.00%	1.51%	United Mexican States	N/A		1,215,162

										$(20,098,692)

							Premiums to (Pay) Receive			$29,635,729

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2013, implied credit spreads, in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CP - Counterparty

DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

PIK - Payment In Kind

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2013, which are subject to change based on the terms of the security.

*	Non-income producing security.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by U.S. Treasury Bonds.

(b)	Security is in default.

(c)	Security is linked to Argentina Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(e)	Security represents a judgment against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. See “Other matters” in Notes to Financial Statements for additional information.

(f)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(g)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(h)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

(i)	Repurchase Agreements have an open maturity date and can be closed by either party on demand.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

CHF - Swiss Franc

COP - Colombian Peso

DEM - Deutsche Mark

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

PEN - Peruvian Sol

USD - United States Dollar

ZAR - South African Rand

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 38.3%

		Canada — 2.8%
		Foreign Government Obligations
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,068,506
CAD	2,000,000	Government of Canada, 1.50%, due 06/01/23	1,716,599

		Total Canada	3,785,105

		France — 3.4%
		Foreign Government Obligations
EUR	3,000,000	Government of France, 4.00%, due 10/25/38	4,599,609

		Italy — 4.7%
		Foreign Government Obligations
EUR	4,400,000	Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	6,249,969

		Japan — 10.2%
		Foreign Government Obligations
JPY	1,200,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	13,687,323

		Spain — 1.9%
		Foreign Government Obligations
EUR	2,000,000	Government of Spain, 4.70%, due 07/30/41	2,590,877

		United States — 15.3%
		U.S. Government
USD	3,097,780	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (a)	3,107,702
USD	10,000,000	U.S. Treasury Note, 1.63%, due 11/15/22 (b)	9,222,660
USD	10,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	8,222,520

		Total United States	20,552,882

		TOTAL DEBT OBLIGATIONS (COST $51,147,721)	51,465,765

		MUTUAL FUNDS — 60.8%

		United States — 60.8%
		Affiliated Issuers
	564,202	GMO Emerging Country Debt Fund, Class IV	5,613,812
	7,873,225	GMO Short-Duration Collateral Fund	26,690,234
	718,493	GMO U.S. Treasury Fund	17,962,314
	1,188,134	GMO World Opportunity Overlay Fund	31,366,743

		TOTAL MUTUAL FUNDS (COST $80,855,628)	81,633,103

Principal Amount/ Shares / Par Value ($)		Description	Value ($)
		OPTIONS PURCHASED — 0.1%

		Currency Options
GBP	2,000,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60, (OTC) (CP-BCLY)	41,067
JPY	600,000,000	USD Call/JPY Put, Expires 02/12/14, Strike 104.00, (OTC) (CP-BCLY)	63,325

		TOTAL OPTIONS PURCHASED (COST $279,863)	104,392

		SHORT-TERM INVESTMENTS — 1.3%

		Money Market Funds — 0.6%
	863,252	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	863,252

		U.S. Government — 0.7%
	1,000,000	U.S. Treasury Bill, 0.09%, due 07/24/14 (b)(d)	999,415

		TOTAL SHORT-TERM INVESTMENTS (COST $1,862,521)	1,862,667

		TOTAL INVESTMENTS — 100.5% (Cost $134,145,733)	135,065,927
		Other Assets and Liabilities (net) — (0.5%)	(722,359)

		TOTAL NET ASSETS — 100.0%	$134,343,568

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
01/07/2014	CITI	AUD	2,500,000	USD	2,293,547	$21,064
01/14/2014	BCLY	CAD	400,000	USD	383,418	7,207
01/14/2014	CITI	CAD	3,000,000	USD	2,865,937	44,350
01/14/2014	JPM	CAD	1,100,000	USD	1,037,871	3,289
02/11/2014	CITI	CHF	1,200,000	USD	1,312,870	(11,828)
12/03/2013	DB	EUR	15,550,000	USD	21,158,885	34,210
12/03/2013	GS	EUR	500,000	USD	668,022	(11,228)
12/03/2013	JPM	EUR	800,000	USD	1,081,179	(5,621)
01/28/2014	BCLY	GBP	300,000	USD	488,592	(2,246)
01/28/2014	JPM	GBP	600,000	USD	957,789	(23,887)
12/10/2013	BCLY	JPY	50,000,000	USD	508,050	19,858
12/17/2013	CITI	NOK	17,100,000	USD	2,787,785	262
01/21/2014	CITI	SEK	19,450,000	USD	2,945,459	(18,260)
01/21/2014	DB	SEK	7,100,000	USD	1,070,075	(11,797)
01/21/2014	GS	SEK	4,200,000	USD	626,763	(13,217)
12/03/2013	CITI	USD	19,174,348	EUR	14,200,000	116,352
12/03/2013	DB	USD	2,800,704	EUR	2,050,000	(15,780)
12/03/2013	JPM	USD	815,859	EUR	600,000	(759)

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/10/2013	BCLY	USD	1,227,859	JPY	120,000,000	$(56,198)
12/10/2013	JPM	USD	12,484,508	JPY	1,220,000,000	(572,623)
12/17/2013	GS	USD	1,698,157	NOK	10,300,000	(19,123)
01/07/2014	BCLY	USD	7,366,128	AUD	7,700,000	(366,881)
01/07/2014	DB	USD	2,191,617	AUD	2,300,000	(100,933)
01/14/2014	CITI	USD	2,675,081	CAD	2,800,000	(41,600)
01/14/2014	DB	USD	1,047,483	CAD	1,100,000	(12,901)
01/21/2014	GS	USD	1,330,994	SEK	8,600,000	(20,558)
01/28/2014	CITI	USD	2,077,364	GBP	1,300,000	49,600
01/28/2014	GS	USD	12,006,090	GBP	7,500,000	264,855
02/04/2014	BCLY	USD	5,791,037	NZD	7,000,000	(121,026)
02/04/2014	JPM	USD	816,551	NZD	1,000,000	(6,549)
02/18/2014	DB	USD	21,228,605	EUR	15,600,000	(34,484)

						$(906,452)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
9	Australian Government Bond 3 Yr.	December 2013	$794,255	$585
48	Australian Government Bond 10 Yr.	December 2013	4,188,604	(28,141)
54	Canadian Government Bond 10 Yr.	March 2014	6,530,846	18,916

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
98	Euro BOBL	December 2013	$16,626,317	$295,530
23	Euro Bund	December 2013	4,413,135	9,989
37	U.S. Long Bond (CBT)	March 2014	4,837,750	8,147
98	U.S. Treasury Note 2 Yr. (CBT)	March 2014	21,589,094	6,098
101	U.S. Treasury Note 5 Yr. (CBT)	March 2014	12,213,109	4,091
95	U.S. Treasury Note 10 Yr. (CBT)	March 2014	11,910,625	7,137

			$83,103,735	$322,352

Sales
6	Japanese Government Bond 10 Yr. (TSE)	December 2013	$8,456,122	$(117,236)
16	UK Gilt Long Bond	March 2014	2,851,003	(4,463)

			$11,307,125	$(121,699)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Put	GBP	2,000,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	$28,918	$(7,686)
Put	JPY	600,000,000	02/12/2014	USD Call/JPY Put, Strike 110.00 (OTC) (CP-BCLY)	85,942	(8,676)

					$114,860	$(16,362)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
21,000,000	USD	3/20/2014	DB	(Pay)	1.70%	0.40%	Republic of Italy	N/A	$(153,471)

							Premiums to (Pay) Receive		$—

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2013, implied credit spreads, in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
4,500,000	CHF	3/19/2024	BCLY (e)	Receive	1.75%	6 Month CHF LIBOR	$112,744
600,000	SEK	3/19/2021	BCLY (e)	(Pay)	2.90%	3 Month SEK STIBOR	(2,864)
24,900,000	SEK	3/19/2024	BCLY (e)	(Pay)	3.10%	3 Month SEK STIBOR	(131,891)

							$(22,011)

						Premiums to (Pay) Receive	$81,297

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts and forward currency contracts, and/or written options, if any.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

(e)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 43.1%

		Canada — 5.2%
		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	3,075,078

		France — 5.2%
		Foreign Government Obligations
EUR	2,000,000	Government of France, 4.00%, due 10/25/38	3,066,406

		Italy — 3.0%
		Foreign Government Obligations
EUR	1,250,000	Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	1,775,559

		Japan — 21.2%
		Foreign Government Obligations
JPY	250,000,000	Japan Government Thirty Year Bond, 2.20%, due 03/20/41	2,742,446
JPY	848,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	9,676,937

		Total Japan	12,419,383

		Spain — 2.4%
		Foreign Government Obligations
EUR	1,100,000	Government of Spain, 4.70%, due 07/30/41	1,424,982

		United States — 6.1%
		U.S. Government
USD	3,540,320	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (a)(b)	3,551,660

		TOTAL DEBT OBLIGATIONS (COST $26,591,482)	25,313,068

		MUTUAL FUNDS — 54.0%

		United States — 54.0%
		Affiliated Issuers
	242,329	GMO Emerging Country Debt Fund, Class IV	2,411,173
	3,980,527	GMO Short-Duration Collateral Fund	13,493,987
	90,670	GMO U.S. Treasury Fund	2,266,755
	514,708	GMO World Opportunity Overlay Fund	13,588,284

		TOTAL MUTUAL FUNDS (COST $25,993,032)	31,760,199

Principal Amount / Shares/ Par Value ($)		Description	Value ($)
		OPTIONS PURCHASED — 0.1%

		Currency Options
GBP	1,000,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60, (OTC) (CP-BCLY)	20,534
JPY	250,000,000	USD Call/JPY Put, Expires 02/12/14, Strike 104.00, (OTC) (CP-BCLY)	26,385

		TOTAL OPTIONS PURCHASED (COST $124,983)	46,919

		SHORT-TERM INVESTMENTS — 3.3%

		Money Market Funds — 1.2%
	692,003	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	692,003

		U.S. Government — 2.1%
	1,250,000	U.S. Treasury Bill, 0.09%, due 07/24/14 (d)	1,249,269

		TOTAL SHORT-TERM INVESTMENTS (COST $1,941,089)	1,941,272

		TOTAL INVESTMENTS — 100.5% (Cost $54,650,586)	59,061,458
		Other Assets and Liabilities (net) — (0.5%)	(312,982)

		TOTAL NET ASSETS — 100.0%	$58,748,476

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
01/07/2014	CITI	AUD	1,100,000	USD	1,009,831	$9,939
01/14/2014	BCLY	CAD	900,000	USD	862,691	16,215
01/14/2014	CITI	CAD	1,600,000	USD	1,528,500	23,653
01/14/2014	JPM	CAD	500,000	USD	471,760	1,495
02/11/2014	CITI	CHF	500,000	USD	547,029	(4,928)
12/03/2013	BCLY	EUR	300,000	USD	403,290	(4,260)
12/03/2013	DB	EUR	13,250,000	USD	18,029,275	29,150
12/03/2013	JPM	EUR	400,000	USD	540,590	(2,810)
01/28/2014	BCLY	GBP	100,000	USD	162,864	(749)
01/28/2014	JPM	GBP	300,000	USD	478,895	(11,943)
12/10/2013	CITI	JPY	60,000,000	USD	619,756	33,926
12/17/2013	CITI	NOK	7,500,000	USD	1,222,358	(240)
01/21/2014	CITI	SEK	8,550,000	USD	1,294,812	(8,005)
01/21/2014	DB	SEK	3,100,000	USD	467,257	(5,110)
01/21/2014	GS	SEK	1,800,000	USD	268,613	(5,665)
12/03/2013	CITI	USD	17,147,016	EUR	12,700,000	105,934

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/03/2013	DB	USD	1,296,304	EUR	950,000	$(5,728)
12/03/2013	JPM	USD	407,930	EUR	300,000	(380)
12/10/2013	BCLY	USD	716,251	JPY	70,000,000	(32,782)
12/10/2013	JPM	USD	7,984,412	JPY	780,000,000	(368,617)
12/17/2013	GS	USD	741,913	NOK	4,500,000	(8,355)
01/07/2014	BCLY	USD	3,635,232	AUD	3,800,000	(181,058)
01/07/2014	DB	USD	952,877	AUD	1,000,000	(43,884)
01/14/2014	CITI	USD	1,146,463	CAD	1,200,000	(17,829)
01/14/2014	DB	USD	476,129	CAD	500,000	(5,864)
01/21/2014	GS	USD	711,927	SEK	4,600,000	(10,996)
01/28/2014	CITI	USD	958,808	GBP	600,000	22,867
01/28/2014	GS	USD	7,523,816	GBP	4,700,000	165,976
02/04/2014	BCLY	USD	2,564,602	NZD	3,100,000	(53,597)
02/04/2014	JPM	USD	326,620	NZD	400,000	(2,620)
02/18/2014	DB	USD	18,098,746	EUR	13,300,000	(29,400)

						$(395,665)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
22	Australian Government Bond 10 Yr.	December 2013	$1,919,777	$(15,674)
6	Australian Government Bond 3 Yr.	December 2013	529,503	390

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
22	Canadian Government Bond 10 Yr.	March 2014	$2,660,715	$7,706
67	Euro BOBL	December 2013	11,366,972	204,168
33	Euro Bund	December 2013	6,331,890	22,187
59	U.S. Treasury Note 10 Yr. (CBT)	March 2014	7,397,125	4,433
3	U.S. Treasury Note 2 Yr. (CBT)	March 2014	660,891	88
6	UK Gilt Long Bond	March 2014	1,069,126	869

			$31,935,999	$224,167

Sales
5	Japanese Government Bond 10 Yr. (TSE)	December 2013	$7,046,768	$(73,023)
2	U.S. Long Bond (CBT)	March 2014	261,500	(475)

			$7,308,268	$(73,498)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Put	GBP	1,000,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	$14,459	$(3,843)
Put	JPY	250,000,000	02/12/2014	USD Call/JPY Put, Strike 110.00 (OTC) (CP-BCLY)	35,809	(3,615)

					$50,268	$(7,458)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
9,000,000	USD	3/20/2014	DB	(Pay)	1.70%	0.4%	Republic of Italy	N/A		$(65,773)
6,000,000	USD	3/20/2019	DB	Receive	1.66%	1.79%	Republic of Italy	6,000,000	USD	(19,250)

										$(85,023)

							Premiums to (Pay) Receive			$—

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

(1)	As of November 30, 2013, implied credit spreads, in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
2,000,000	CHF	3/19/2024	BCLY (e)	Receive	1.75%	6 Month CHF LIBOR	$50,108
13,600,000	SEK	3/19/2024	BCLY (e)	(Pay)	3.10%	3 Month SEK STIBOR	(72,037)

							$(21,929)

					Premiums to (Pay) Receive		$48,110

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

(e)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 87.1%

	Asset-Backed Securities — 83.2%
	Airlines — 1.6%
12,836,975	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.65%, due 05/15/24	5,648,269
4,673,863	Continental Airlines, Inc., Series 99-1A, 6.55%, due 08/02/20	5,071,141

	Total Airlines	10,719,410

	Business Loans — 7.8%
1,630,936	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.53%, due 04/25/34	1,492,307
1,413,828	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.54%, due 01/25/35	1,286,583
6,046,317	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.56%, due 01/25/36	5,018,443
5,983,091	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.41%, due 07/25/37	4,756,557
20,057,601	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.47%, due 12/25/37	19,305,441
5,006,893	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.17%, due 05/28/39	2,390,791
5,219,952	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.47%, due 05/28/39	2,101,031
7,933,701	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.17%, due 02/28/40	5,672,596
1,258,359	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.46%, due 05/15/32	1,182,857
3,537,057	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.41%, due 11/15/33	3,218,722
4,148,072	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 02/25/30	3,816,890
2,502,860	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 09/25/30	2,277,602
238,154	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.02%, due 10/25/37	237,354

	Total Business Loans	52,757,174

Par Value ($)	Description	Value ($)
	CMBS — 1.9%
9,155,518	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.30%, due 12/15/20	9,018,510
3,580,303	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	3,625,057

	Total CMBS	12,643,567

	CMBS Collateralized Debt Obligations — 2.4%
4,398,348	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.04%, due 11/23/52	4,398
15,661,411	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.50%, due 05/25/46	14,878,340
1,616,840	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 02/26/34	1,412,209

	Total CMBS Collateralized Debt Obligations	16,294,947

	Insured Business Loans — 0.1%
1,176,174	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.61%, due 10/25/30	882,130

	Insured Other — 2.9%
6,811,412	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.37%, due 09/15/41	6,505,963
6,557,801	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.37%, due 12/15/41	6,299,844
688,233	TIB Card Receivables Fund, Series 2005-B, 144A, FGIC, 3 mo. LIBOR + .25%, 0.49%, due 01/05/14	624,572
2,988,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	976,478
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	5,299,450

	Total Insured Other	19,706,307

	Insured Residential Asset-Backed Securities (United States) ¿ — 1.0%
1,404,596	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.59%, due 07/25/34	1,316,809
1,623,341	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo.LIBOR + .38%, 0.55%, due 12/25/33	1,534,057
435,181	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.50%, due 03/25/34	419,949
3,974,405	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.39%, due 11/25/35	3,795,557

	Total Insured Residential Asset-Backed Securities (United States)	7,066,372

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — 1.3%
348,825	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.51%, due 10/25/34	305,047
702,177	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.50%, due 01/25/35	584,562
6,352,488	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.32%, due 06/15/37	4,669,079
3,248,047	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.40%, due 10/25/34	2,834,896
99,345	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.63%, due 07/25/29	96,997
167,277	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.73%, due 08/15/30	138,840
246,670	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.61%, due 06/25/34	226,319
64,865	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.46%, due 12/25/32	59,514

	Total Insured Residential Mortgage-Backed Securities (United States)	8,915,254

	Residential Asset-Backed Securities (United States) ¿ — 41.4%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.56%, due 01/25/35	929,898
1,907,338	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.45%, due 02/25/36	724,788
2,225,929	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.35%, due 03/25/36	2,114,633
17,665,597	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.35%, due 10/25/36	9,097,783
3,857,082	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 05/25/36	2,661,386
577,591	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.26%, due 06/25/36	311,899
8,357,107	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 04/25/36	7,500,504
2,804,990	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.49%, due 09/25/35	1,206,146
6,737,815	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.37%, due 06/25/36	2,560,370

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿ — continued
7,832,032	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.51%, due 06/25/36	2,937,012
4,623,833	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.26%, due 01/25/37	2,566,228
2,495,995	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.24%, due 11/25/36	935,998
11,490,021	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.57%, due 05/25/37	703,764
2,034,250	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.21%, due 05/25/34	1,952,244
45,984,998	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 07/25/36	20,075,325
6,782,605	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.28%, due 09/25/36	2,696,086
9,366,123	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.36%, due 03/25/36	4,495,739
264,960	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.28%, due 05/25/36	97,903
7,488,462	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 06/25/36	2,753,180
7,501,549	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.32%, due 10/25/36	5,707,178
12,691,598	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.39%, due 05/25/37	11,555,700
2,597,853	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.28%, due 11/25/36	1,843,437
7,874,518	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.37%, due 11/25/36	3,389,193
1,477,086	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.49%, due 02/25/37	857,744
36,639,016	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.37%, due 02/25/37	33,282,882
5,242,756	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.33%, due 06/25/36	5,158,872
59,540	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.71%, due 04/25/33	58,117
10,643,088	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 12/25/36	4,895,820

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿ — continued
26,834,715	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.31%, due 02/25/37	25,683,506
408,405	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.47%, due 04/25/34	306,942
8,638,215	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.33%, due 04/25/36	6,500,257
2,912,049	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.36%, due 05/25/36	282,105
1,216,046	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.27%, due 08/25/36	508,459
18,121,492	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.33%, due 08/25/36	7,248,597
12,227,922	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.32%, due 08/25/36	4,860,599
1,582,675	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.46%, due 01/20/35	1,546,076
5,515,060	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.33%, due 01/20/36	5,384,078
24,262,340	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.29%, due 12/25/36	11,898,251
913,813	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.42%, due 10/25/35	901,248
12,520,524	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.32%, due 03/25/36	8,075,738
9,558,628	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 06/25/36	5,113,866
19,265,866	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 08/25/36	6,983,876
12,165,369	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.33%, due 10/25/36	6,812,607
5,083,557	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.49%, due 03/25/36	1,042,129
3,994,522	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.29%, due 02/25/37	1,874,230
1,311,663	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.97%, due 08/25/34	1,227,008
30,733,769	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.40%, due 02/25/37	12,602,382

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿ — continued
9,430,018	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.33%, due 04/25/36	6,247,387
1,265,034	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.27%, due 04/25/37	689,443
8,387,800	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 11/25/36	3,464,832
4,994,625	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.43%, due 12/25/35	4,028,165
2,620,127	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.36%, due 09/25/45	2,522,658
99,089	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.46%, due 10/25/33	98,861
1,079,465	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.42%, due 01/25/36	1,071,369
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.71%, due 03/25/35	169,123
18,609	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.43%, due 10/25/35	18,588
15,645,874	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 06/25/37	9,196,645
3,547,675	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.37%, due 01/25/36	3,471,400
529,790	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.75%, due 11/25/35	522,373
12,765,666	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.57%, due 06/25/37	6,765,803

	Total Residential Asset-Backed Securities (United States)	280,188,430

	Residential Mortgage-Backed Securities (Australian) — 5.8%
3,266,621	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.30%, due 07/20/38	3,223,829
5,348,838	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.30%, due 04/19/38	5,240,257
808,514	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.75%, due 09/27/35	781,615
8,519,755	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.65%, due 03/14/36	8,203,075

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
538,085	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.66%, due 12/08/36	518,380
857,382	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.54%, due 05/27/38	815,722
743,000	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.32%, due 05/10/36	741,628
3,651,540	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.30%, due 06/14/37	3,609,547
402,020	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.28%, due 02/27/39	400,251
3,631,000	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.31%, due 10/20/37	3,611,002
4,411,044	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.38%, due 02/21/38	4,322,823
4,071,057	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.38%, due 06/12/40	4,070,194
3,363,968	Westpac Securitization Trust, Series 07-1G, Class A2A, 144A, 3 mo. LIBOR + .05%, 0.29%, due 05/21/38	3,345,029

	Total Residential Mortgage-Backed Securities (Australian)	38,883,352

	Residential Mortgage-Backed Securities (European) — 7.6%
7,968,705	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.47%, due 09/20/66	7,542,826
14,419,472	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.44%, due 01/13/39	14,024,378
2,144,598	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.25%, due 12/20/54	2,108,183
1,079,972	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.53%, due 09/20/44	1,077,812
4,649,399	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.38%, due 12/10/43	4,556,411
2,746,128	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.53%, due 12/21/37	2,842,672
5,796,361	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.66%, due 05/15/34	5,224,260
9,863,147	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.46%, due 11/15/38	8,781,455

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
5,751,182	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.45%, due 09/15/39	5,105,900

	Total Residential Mortgage-Backed Securities (European)	51,263,897

	Residential Mortgage-Backed Securities (United States) — 0.1%
391,599	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.47%, due 08/25/35	326,006

	Student Loans — 9.2%
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.49%, due 01/25/24	19,792,500
6,317,476	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.33%, due 12/23/19	6,309,895
6,058,727	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.32%, due 04/27/20	6,013,287
10,290,302	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.31%, due 04/27/20	10,267,766
7,125,806	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR + .00%, 0.24%, due 07/25/17	7,103,573
2,102,408	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.49%, due 01/25/19	2,102,198
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 3 mo. LIBOR + .75%, 0.99%, due 01/25/19	10,904,625

	Total Student Loans	62,493,844

	Time Share — 0.1%
749,389	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.17%, due 02/20/20	755,478

	Total Asset-Backed Securities	562,896,168

	U.S. Government Agency — 3.9%
11,356,250	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR - .02%, 0.33%, due 02/01/25 (a)	10,642,353
9,750,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.50%, due 10/29/26 (a)	9,137,066

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)/ Shares	Description	Value ($)
	U.S. Government Agency — continued
63,342	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.46%, due 05/01/14 (a)	63,064
7,050,000	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.35%, due 07/01/23 (a)	6,674,715

	Total U.S. Government Agency	26,517,198

	TOTAL DEBT OBLIGATIONS (COST $829,820,864)	589,413,366

	SHORT-TERM INVESTMENTS — 9.8%

	Money Market Funds — 9.8%
33,073,572	State Street Institutional Liquid Reserves Fund-Institutional Class, 0.08% (b)	33,073,572
33,073,572	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	33,073,572

	TOTAL SHORT-TERM INVESTMENTS (COST $66,147,144)	66,147,144

	TOTAL INVESTMENTS — 96.9% (Cost $895,968,008)	655,560,510
	Other Assets and Liabilities (net) — 3.1%	20,904,265

	TOTAL NET ASSETS — 100.0%	$676,464,775

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2013, which are subject to change based on the terms of the security.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2013.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.1%

	Affiliated Issuers — 100.1%
11,781,075	GMO Short-Duration Collateral Fund	39,937,842

	TOTAL MUTUAL FUNDS (COST $30,885,921)	39,937,842

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
9,467	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (a)	9,467

	TOTAL SHORT-TERM INVESTMENTS (COST $9,467)	9,467

	TOTAL INVESTMENTS — 100.1% (Cost $30,895,388)	39,947,309
	Other Assets and Liabilities (net) — (0.1%)	(36,017)

	TOTAL NET ASSETS — 100.0%	$39,911,292

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($) / Shares / Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 30.8%

		United States — 30.8%
		U.S. Government — 30.8%
	78,772,120	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (a)	79,024,427
	150,000,000	U.S. Treasury Note, 1.75%, due 01/31/14	150,410,100
	169,000,000	U.S. Treasury Note, 2.38%, due 02/28/15	173,555,057

		TOTAL DEBT OBLIGATIONS (COST $403,366,483)	402,989,584

		MUTUAL FUNDS — 63.9%

		United States — 63.9%
		Affiliated Issuers
	5,669,349	GMO Emerging Country Debt Fund, Class IV	56,410,023
	105,394,919	GMO Short-Duration Collateral Fund	357,288,776
	4,242,243	GMO U.S. Treasury Fund	106,056,066
	12,049,669	GMO World Opportunity Overlay Fund	318,111,261

		TOTAL MUTUAL FUNDS (COST $792,849,941)	837,866,126

		OPTIONS PURCHASED — 0.1%

		Currency Options — 0.1%
GBP	20,000,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60, (OTC) (CP-BCLY)	410,673
JPY	6,300,000,000	USD Call/JPY Put, Expires 02/12/14, Strike 104.00, (OTC) (CP-BCLY)	664,906

		TOTAL OPTIONS PURCHASED (COST $2,888,319)	1,075,579

		SHORT-TERM INVESTMENTS — 4.7%

		Money Market Funds — 0.2%
	2,441,463	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	2,441,463

		U.S. Government — 4.5%
	10,000,000	U.S. Treasury Bill, 0.14%, due 01/09/14 (c) (d)	9,998,500
	12,150,000	U.S. Treasury Bill, 0.08%, due 03/06/14 (c)	12,147,461

Par Value ($)	Description	Value ($)
	U.S. Government — continued
37,000,000	U.S. Treasury Bill, 0.09%, due 07/24/14 (c) (d)	36,978,355

	Total U.S. Government	59,124,316

	TOTAL SHORT-TERM INVESTMENTS (COST $61,558,861)	61,565,779

	TOTAL INVESTMENTS — 99.5% (Cost $1,260,663,604)	1,303,497,068
	Other Assets and Liabilities (net) — 0.5%	7,111,970

	TOTAL NET ASSETS — 100.0%	$1,310,609,038

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
01/07/2014	CITI	AUD	23,400,000	USD	21,464,981	$194,541
01/14/2014	CITI	CAD	29,500,000	USD	28,181,716	436,105
01/14/2014	JPM	CAD	11,600,000	USD	10,944,821	34,683
02/11/2014	CITI	CHF	11,900,000	USD	13,019,295	(117,289)
12/03/2013	CITI	EUR	48,100,000	USD	64,906,000	(437,850)
12/03/2013	GS	EUR	5,500,000	USD	7,348,242	(123,508)
12/03/2013	JPM	EUR	8,900,000	USD	11,894,494	(196,156)
02/18/2014	DB	EUR	19,300,000	USD	26,263,594	42,663
01/28/2014	BCLY	GBP	2,100,000	USD	3,420,142	(15,723)
01/28/2014	JPM	GBP	5,600,000	USD	8,939,364	(222,941)
12/10/2013	BCLY	JPY	620,000,000	USD	6,299,814	246,234
12/10/2013	JPM	JPY	2,750,000,000	USD	28,046,666	1,196,105
12/17/2013	CITI	NOK	168,200,000	USD	27,420,735	1,943
01/21/2014	CITI	SEK	191,050,000	USD	28,929,569	(181,919)
01/21/2014	DB	SEK	70,900,000	USD	10,686,846	(116,633)
01/21/2014	GS	SEK	39,600,000	USD	5,909,479	(124,621)
12/03/2013	CITI	USD	17,452,577	EUR	12,900,000	72,074
12/03/2013	DB	USD	59,067,122	EUR	43,400,000	(108,222)
12/03/2013	JPM	USD	8,430,543	EUR	6,200,000	(7,843)
12/10/2013	BCLY	USD	7,367,153	JPY	720,000,000	(337,188)
12/17/2013	GS	USD	16,734,269	NOK	101,500,000	(188,446)
01/07/2014	BCLY	USD	59,503,008	AUD	62,200,000	(2,963,636)
01/07/2014	DB	USD	19,152,828	AUD	20,100,000	(882,066)
01/14/2014	BCLY	USD	15,049,169	CAD	15,700,000	(282,861)
01/14/2014	CITI	USD	26,559,742	CAD	27,800,000	(413,031)
01/14/2014	DB	USD	10,570,060	CAD	11,100,000	(130,186)
01/21/2014	GS	USD	7,924,059	SEK	51,200,000	(122,394)
01/28/2014	CITI	USD	21,891,654	GBP	13,700,000	523,272
01/28/2014	GS	USD	24,332,342	GBP	15,200,000	536,773
02/04/2014	BCLY	USD	57,331,266	NZD	69,300,000	(1,198,162)
02/04/2014	JPM	USD	7,185,649	NZD	8,800,000	(57,635)

						$(4,943,917)

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
417	Australian Government Bond 10 Yr.	December 2013	$36,388,498	$(194,152)
706	Canadian Government Bond 10 Yr.	March 2014	85,384,767	247,302
508	Euro Bund	December 2013	97,472,730	233,757
1,295	U.S. Treasury Note 10 Yr. (CBT)	March 2014	162,360,625	97,287
180	U.S. Treasury Note 2 Yr. (CBT)	March 2014	39,653,438	9,269

			$421,260,058	$393,463

Sales
203	Japanese Government Bond 10 Yr. (TSE)	December 2013	$286,098,781	$(3,907,498)
50	U.S. Long Bond (CBT)	March 2014	6,537,500	(11,869)
689	UK Gilt Long Bond	March 2014	122,771,329	(193,483)

			$415,407,610	$(4,112,850)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Put	GBP	20,000,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	$289,177	$(76,864)
Put	JPY	6,300,000,000	02/12/2014	USD Call/JPY Put, Strike 110.00 (OTC) (CP-BCLY)	902,391	(91,094)

					$1,191,568	$(167,958)

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
100,000,000	NZD	7/14/2015	BCLY	Receive	4.87%	3 Month NZD Bank Bill Rate	$1,735,378
100,000,000	NZD	7/15/2015	BCLY	Receive	4.86%	3 Month NZD Bank Bill Rate	1,721,586
100,000,000	NZD	7/15/2015	CITI	Receive	4.85%	3 Month NZD Bank Bill Rate	1,712,014
43,300,000	CHF	3/19/2024	BCLY (e)	Receive	1.75%	6 Month CHF LIBOR	1,084,844
384,900,000	SEK	3/19/2024	BCLY (e)	(Pay)	3.10%	3 Month SEK STIBOR	(2,038,746)

							$4,215,076

					Premiums to (Pay) Receive		$994,792

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(e)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 100.0%

	U.S. Government — 100.0%
144,500,000	U.S. Treasury Bill, 0.06%, due 04/03/14 (a)	144,459,540
388,000,000	U.S. Treasury Bill, 0.09%, due 05/01/14 (a)	387,850,620
612,000,000	U.S. Treasury Bill, 0.09%, due 04/17/14 (a)	611,803,548
61,000,000	U.S. Treasury Bill, 0.10%, due 05/15/14 (a)	60,973,587
272,600,000	U.S. Treasury Bill, 0.06%, due 12/26/13 (a)	272,590,226
300,000,000	U.S. Treasury Bill, 0.06%, due 01/09/14 (a)	299,982,210
260,500,000	U.S. Treasury Bill, 0.05%, due 01/02/14 (a)	260,490,191
84,900,000	U.S. Treasury Bill, 0.07%, due 03/06/14 (a)	84,882,256
50,000,000	U.S. Treasury Note, 0.25%, due 03/31/14	50,017,600

	Total U.S. Government	2,173,049,778

	Money Market Funds — 0.0%
362,278	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	362,278

	TOTAL SHORT-TERM INVESTMENTS (COST $2,173,451,743)	2,173,412,056

	TOTAL INVESTMENTS — 100.0% (Cost $2,173,451,743)	2,173,412,056
	Other Assets and Liabilities (net) — (0.0%)	(707,201)

	TOTAL NET ASSETS — 100.0%	$2,172,704,855

Notes to Schedule of Investments:

(a)	The rate shown represents yield-to-maturity.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 103.8%

	Asset-Backed Securities — 23.7%
	Business Loans — 2.1%
883,642	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.54%, due 01/25/35	804,114
1,314,417	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.56%, due 01/25/36	1,090,966
5,785,847	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.47%, due 12/25/37	5,568,877
2,913,156	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.17%, due 02/28/40	2,082,907
894,918	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.41%, due 11/15/33	814,376
999,308	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 02/25/30	919,524
690,444	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 09/25/30	628,304
31,306	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.02%, due 10/25/37	23,588

	Total Business Loans	11,932,656

	CMBS — 0.7%
3,259,704	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.30%, due 12/15/20	3,210,925
789,773	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	799,645

	Total CMBS	4,010,570

	CMBS Collateralized Debt Obligations — 0.6%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.04%, due 11/23/52	6,777
3,727,531	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.50%, due 05/25/46	3,541,155

	Total CMBS Collateralized Debt Obligations	3,547,932

	Insured Other — 1.0%
1,944,143	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.37%, due 09/15/41	1,856,960
1,530,154	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.37%, due 12/15/41	1,469,964
128,173	TIB Card Receivables Fund, Series 2005-B, 144A, FGIC, 3 mo. LIBOR + .25%, 0.49%, due 01/05/14	116,317
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	1,853,800

	Total Insured Other	5,297,041

Par Value ($)	Description	Value ($)
	Insured Residential Asset-Backed Securities (United States) ¿ — 0.8%
4,685,887	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.59%, due 07/25/34	4,393,019

	Insured Transportation — 0.4%
2,071,588	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.35%, due 08/18/21	2,040,514

	Residential Asset-Backed Securities (United States) ¿ — 13.6%
8,180,129	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.35%, due 10/25/36	4,212,766
7,779,538	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 05/25/36	5,367,881
124,885	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.26%, due 06/25/36	67,438
586,665	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.49%, due 09/25/35	252,266
1,640,891	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.37%, due 06/25/36	623,538
1,784,062	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.51%, due 06/25/36	669,023
964,249	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.29%, due 09/25/36	241,062
3,907,913	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.34%, due 12/25/36	742,503
911,935	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.24%, due 11/25/36	341,976
8,905,312	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 07/25/36	3,887,725
4,883,476	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.28%, due 09/25/36	1,941,182
1,646,791	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.36%, due 03/25/36	790,460
1,794,111	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 06/25/36	659,616
2,005,365	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.32%, due 10/25/36	1,525,681
3,147,916	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.39%, due 05/25/37	2,866,178

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿ — continued
1,846,667	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.28%, due 11/25/36	1,310,395
5,002,635	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.37%, due 11/25/36	2,153,134
519,288	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.49%, due 02/25/37	301,551
1,064,935	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.33%, due 06/25/36	1,047,896
2,286,945	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 12/25/36	1,051,995
4,405,592	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 11/25/36	4,260,207
6,013,348	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.31%, due 02/25/37	5,755,376
4,001,735	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.33%, due 08/25/36	1,600,694
249,896	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.46%, due 01/20/35	244,117
5,611,698	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.29%, due 12/25/36	2,751,977
118,258	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.42%, due 10/25/35	116,632
2,634,639	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.32%, due 03/25/36	1,699,342
2,283,920	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 06/25/36	1,221,897
5,095,652	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 08/25/36	1,847,174
2,618,934	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.33%, due 10/25/36	1,466,603
1,063,234	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.49%, due 03/25/36	217,963
1,704,748	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.45%, due 01/25/47	1,522,340
2,030,731	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 11/25/36	838,854
7,267,100	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.34%, due 09/25/36	6,884,442
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.32%, due 07/25/36	5,949,125

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿ — continued
1,311,089	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.43%, due 12/25/35	1,057,393
687,729	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.28%, due 10/25/46	685,322
8,300,195	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 07/25/36	3,984,093
4,859	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.43%, due 10/25/35	4,854
3,293,868	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 06/25/37	1,936,136
862,948	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.37%, due 01/25/36	844,395
85,510	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.75%, due 11/25/35	84,313

	Total Residential Asset-Backed Securities (United States)	75,027,515

	Residential Mortgage-Backed Securities (Australian) — 1.1%
970,741	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.30%, due 07/20/38	958,025
2,390,122	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.65%, due 03/14/36	2,301,281
994,286	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.66%, due 12/08/36	957,876
619,167	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.32%, due 05/10/36	618,023
1,256,310	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.38%, due 02/21/38	1,231,184

	Total Residential Mortgage-Backed Securities (Australian)	6,066,389

	Residential Mortgage-Backed Securities (European) — 2.9%
5,572,102	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.47%, due 09/20/66	5,274,307
2,668,539	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.44%, due 01/13/39	2,595,421
1,512,518	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .08%, 0.25%, due 12/20/54	1,490,496
2,096,788	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.38%, due 12/10/43	2,054,852
2,595,565	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.46%, due 11/15/38	2,310,909

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($) / Principal Amount		Description	Value ($)
		Residential Mortgage-Backed Securities (European) — continued
	2,368,134	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.45%, due 09/15/39	2,102,429

		Total Residential Mortgage-Backed Securities (European)	15,828,414

		Student Loans — 0.5%
	3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.49%, due 01/25/24	3,022,500

		Total Asset-Backed Securities	131,166,550

		Foreign Government Obligations — 8.4%
GBP	25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46 (a)	46,423,755

		U.S. Government — 71.6%
	311,769,430	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (b)(c)	312,768,027
	105,000,000	U.S. Treasury Strip Coupon, due 08/15/22	83,111,805

		Total U.S. Government	395,879,832

		U.S. Government Agency — 0.1%
	800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	847,600

		TOTAL DEBT OBLIGATIONS (COST $620,303,031)	574,317,737

		OPTIONS PURCHASED — 1.9%

		Currency Options — 0.0%
EUR	3,000,000	EUR Call/CHF Put, Expires 06/16/15, Strike 1.56, (OTC) (CP - JPM)	6,505
		Options on Interest Rate Swaps — 1.9%
AUD	40,000,000	AUD Swaption Call, Expires 04/16/14, Strike 4.08%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 40,000,000 AUD in which it will pay 6 month AUD BBSW and will receive a rate of 4.08%, maturing on 04/17/24. (OTC) (CP- MSCI)	70,843
AUD	10,000,000	AUD Swaption Call, Expires 04/22/14, Strike 4.08%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 10,000,000 AUD in which it will pay 6 month AUD BBSW and will receive a rate of 4.08%, maturing on 04/22/24. (OTC) (CP- MSCI)	18,303
AUD	20,000,000	AUD Swaption Call, Expires 06/25/14, Strike 4.77%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 20,000,000 AUD in which it will pay 6 month AUD BBSW and will receive a rate of 4.77%, maturing on 06/26/24. (OTC) (CP- MSCI)	374,186

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
AUD	40,000,000	AUD Swaption Call, Expires 04/16/14, Strike 4.07%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 40,000,000 AUD in which it will pay 6 month AUD BBSW and will receive a rate of 4.07%, maturing on 04/17/24. (OTC) (CP - BCLY)	67,636
AUD	40,000,000	AUD Swaption Put, Expires 04/16/14, Strike 4.08%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 40,000,000 AUD in which it will pay a rate of 4.08% and will receive 6 month AUD BBSW, maturing on 04/17/24. (OTC) (CP - MSCI)	1,959,340
AUD	10,000,000	AUD Swaption Put, Expires 04/22/14, Strike 4.08%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 10,000,000 AUD in which it will pay a rate of 4.08% and will receive 6 month AUD BBSW, maturing on 04/22/24. (OTC) (CP -MSCI)	498,581
AUD	20,000,000	AUD Swaption Put, Expires 06/25/14, Strike 4.77%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 20,000,000 AUD in which it will pay a rate of 4.77% and will receive 6 month AUD BBSW, maturing on 06/26/24. (OTC) (CP - MSCI)	413,106
AUD	40,000,000	AUD Swaption Put, Expires 04/16/14, Strike 4.07%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 40,000,000 AUD in which it will pay a rate of 4.07% and will receive 6 month AUD BBSW, maturing on 04/17/24. (OTC) (CP - BCLY)	1,985,287
JPY	4,000,000,000	JPY Swaption Call, Expires 05/19/14, Strike 1.87%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,000,000,000 JPY in which it will pay 6 month JPY LIBOR and will receive a rate of 1.87%, maturing on 05/21/34. (OTC) (CP - MSCI)	2,231,447
JPY	2,000,000,000	JPY Swaption Call, Expires 03/14/14, Strike 1.72%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 2,000,000,000 JPY in which it will pay 6 month JPY LIBOR and will receive a rate of 1.72%, maturing on 03/18/34. (OTC) (CP- CITI)	657,496
JPY	4,000,000,000	JPY Swaption Call, Expires 03/17/14, Strike 1.75%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,000,000,000 JPY in which it will pay 6 month JPY LIBOR and will receive a rate of 1.75%, maturing on 03/18/34. (OTC) (CP- MSCI)	1,480,732

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
JPY	4,000,000,000	JPY Swaption Put, Expires 05/19/14, Strike 1.87%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,000,000,000 JPY in which it will pay a rate of 1.87% and will receive 6 month JPY LIBOR, maturing on 05/19/34. (OTC) (CP - MSCI)	350,540
JPY	2,000,000,000	JPY Swaption Put, Expires 03/14/14, Strike 1.72%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 2,000,000,000 JPY in which it will pay a rate of 1.72% and will receive 6 month JPY LIBOR, maturing on 03/18/34. (OTC) (CP - CITI)	190,500
JPY	4,000,000,000	JPY Swaption Put, Expires 03/17/14, Strike 1.75%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,000,000,000 JPY in which it will pay a rate of 1.75% and will receive 6 month JPY LIBOR, maturing on 03/19/34. (OTC) (CP - MSCI)	333,591

		Total Options on Interest Rate Swap	10,631,588

		TOTAL OPTIONS PURCHASED (COST $15,402,471)	10,638,093

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 7.7%

	Money Market Funds — 4.1%
22,499,672	State Street Institutional Liquid Reserves Fund-Institutional Class, 0.08% (d)	22,499,672

	U.S. Government — 3.6%
20,000,000	U.S. Treasury Bill, 0.14%, due 01/09/14 (c)(e)	19,996,989

	TOTAL SHORT-TERM INVESTMENTS (COST $42,496,736)	42,496,661

	TOTAL INVESTMENTS — 113.4% (Cost $678,202,238)	627,452,491
	Other Assets and Liabilities (net) — (13.4%)	(74,202,813)

	TOTAL NET ASSETS — 100.0%	$553,249,678

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value
GBP	28,399,510	Barclays Bank, 0.53%, dated 11/30/13, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 01/22/14.	$(46,489,807)

			$(46,489,807)

		Average balance outstanding	$(44,677,500)
		Average interest rate	0.70%
		Maximum balance outstanding	$(47,276,342)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Written Options

Options on Interest Rate Swaps

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	AUD	40,000,000	01/03/2014	Interest Rate Swaption, Strike 4.42%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 40,000,000 AUD in which it will pay a rate of 4.42% and will receive 6 month AUD BBSW, maturing on 01/06/24. (OTC) (CP - BCLY)	$620,631	$(86,222)
Put	AUD	40,000,000	01/03/2014	Interest Rate Swaption, Strike 4.42%, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 40,000,000 AUD in which it will pay 6 month AUD BBSW and will receive a rate of 4.42%, maturing on 01/06/24. (OTC) (CP - BCLY)	620,631	(715,538)

					$1,241,262	$(801,760)

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
479,000,000	AUD	12/18/2015	BCLY (f)	Receive	2.80%	3 Month AUD BBSW	$(887,224)
121,000,000	GBP	12/18/2015	BCLY (f)	Receive	0.75%	6 Month GBP LIBOR	(349,089)
16,700,000,000	JPY	12/18/2015	BCLY (f)	Receive	0.30%	6 Month JPY LIBOR	334,080
4,736,000,000	SEK	12/18/2015	BCLY (f)	Receive	1.50%	3 Month SEK STIBOR	2,707,067
24,000,000	CAD	12/18/2015	CSI (f)	Receive	1.50%	3 Month CAD BA	60,462
595,000,000	CHF	12/18/2015	CSI (f)	(Pay)	0.25%	6 Month CHF LIBOR	(2,032,248)
183,000,000	EUR	12/18/2015	CSI (f)	(Pay)	0.75%	6 Month EURIBOR	(1,541,165)
548,000,000	USD	12/18/2015	CSI (f)	(Pay)	0.75%	3 Month USD LIBOR	(3,931,368)
105,000,000	USD	8/15/2022	JPM	(Pay)	0.00%	3 Month USD LIBOR	(25,501,050)
40,000,000	AUD	7/17/2023	MSCI	Receive	3.93%	6 Month AUD BBSW	(1,824,110)
10,000,000	AUD	7/22/2023	MSCI	Receive	3.92%	6 Month AUD BBSW	(464,274)
20,000,000	AUD	9/26/2023	BCLY (f)	(Pay)	4.54%	6 Month AUD BBSW	29,465
40,000,000	AUD	10/24/2023	BCLY (f)	Receive	4.28%	6 Month AUD BBSW	(878,110)
114,000,000	AUD	12/18/2023	BCLY (f)	(Pay)	4.00%	6 Month AUD BBSW	5,044,136
29,000,000	GBP	12/18/2023	BCLY (f)	(Pay)	2.25%	6 Month GBP LIBOR	2,189,721
3,300,000,000	JPY	12/18/2023	BCLY (f)	(Pay)	1.10%	6 Month JPY LIBOR	(1,010,636)
1,045,000,000	SEK	12/18/2023	BCLY (f)	(Pay)	2.50%	3 Month SEK STIBOR	2,002,796
3,000,000	CAD	12/18/2023	CSI (f)	(Pay)	2.75%	3 Month CAD BA	55,111
125,000,000	CHF	12/18/2023	CSI (f)	Receive	1.25%	6 Month CHF LIBOR	(2,556,997)
40,000,000	EUR	12/18/2023	CSI (f)	Receive	2.00%	6 Month EURIBOR	74,692
120,000,000	USD	12/18/2023	CSI (f)	Receive	2.50%	3 Month USD LIBOR	(3,840,414)
2,000,000,000	JPY	10/11/2033	BCLY (f)	(Pay)	1.54%	6 Month JPY LIBOR	54,419
25,000,000	GBP	12/7/2046	ML	(Pay)	4.36%	6 Month GBP LIBOR	(9,008,094)

							$(41,272,830)

						Premiums to (Pay) Receive	$7,483,642

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Reference Rate

CAD BA - Canadian Bankers Acceptance Rate

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CMBS - Commercial Mortgage Backed Security

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

The rates shown on variable rate notes are the current interest rates at November 30, 2013, which are subject to change based on the terms of the security.

¿	These securities are primarily backed by subprime mortgages.

(a)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(d)	The rate disclosed is the 7 day net yield as of November 30, 2013.

(e)	The rate shown represents yield-to-maturity.

(f)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

CITI - Citibank N.A.

CSI - Credit Suisse International

JPM - JPMorgan Chase Bank, N.A.

ML - Merrill Lynch Capital Services, Inc.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

As of November 30, 2013, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	2,493,572,735	—	(29,950,156)	(29,950,156)
Core Plus Bond Fund	261,998,443	—	(22,100,106)	(22,100,106)
Currency Hedged International Bond Fund	71,241,157	—	(1,776,093)	(1,776,093)
Debt Opportunities Fund	1,269,132,149	33,202,818	(15,139,767)	18,063,051
Domestic Bond Fund	184,629,598	3,995,342	(221,949)	3,773,393
Emerging Country Debt Fund	2,914,740,320	151,505,715	(175,635,731)	(24,130,016)
Global Bond Fund	146,047,839	—	(10,981,912)	(10,981,912)
International Bond Fund	67,325,843	—	(8,264,385)	(8,264,385)
Short-Duration Collateral Fund	895,798,077	1,371,299	(241,608,866)	(240,237,567)
Short-Duration Collateral Share Fund	32,077,328	7,869,981	—	7,869,981
Strategic Fixed Income Fund	1,333,684,139	14,663,836	(44,850,907)	(30,187,071)
U.S. Treasury Fund	2,173,451,743	5,502	(45,189)	(39,687)
World Opportunity Overlay Fund	657,551,233	22,828,170	(52,926,912)	(30,098,742)

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended November 30, 2013 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
Asset Allocation Bond Fund
GMO U.S. Treasury Fund	$500,127	$296,036,861	$253,500,000	$28,160	$8,701	$—	$43,013,283

Core Plus Bond Fund
GMO Emerging Country Debt Fund, Class IV	$10,477,792	$124,050	$—	$124,050	$—	$—	$10,220,660
GMO Short-Duration Collateral Fund	28,926,511	—	—	171,779	—	5,247,121	25,143,814
GMO Special Purpose Holding Fund	50,683	—	141,703	—	—	3,986,337	—
GMO U.S. Treasury Fund	39,587,555	20,414,335	36,900,000	12,391	1,944	—	23,100,328
GMO World Opportunity Overlay Fund	52,142,116	—	—	—	—	—	53,604,045

Totals	$131,184,657	$20,538,385	$37,041,703	$308,220	$1,944	$9,233,458	$112,068,847

Currency Hedged International Bond Fund
GMO Emerging Country Debt Fund, Class IV	$3,108,722	$36,805	$—	$36,805	$—	$—	$3,032,432
GMO Short-Duration Collateral Fund	10,463,896	—	—	62,140	—	1,898,097	9,095,541
GMO Special Purpose Holding Fund	2,968	—	8,297	—	—	233,409	—
GMO U.S. Treasury Fund	6,719,605	3,505,177	2,200,000	4,457	732	—	8,024,421
GMO World Opportunity Overlay Fund	15,400,692	—	—	—	—	—	15,832,487

Totals	$35,695,883	$3,541,982	$2,208,297	$103,402	$732	$2,131,506	$35,984,881

Debt Opportunities Fund
GMO U.S. Treasury Fund	$28,007,742	$62,018,883	$55,000,000	$18,881	$2	$—	$35,023,423

Domestic Bond Fund
GMO Short-Duration Collateral Fund	$177,756,635	$—	$—	$1,055,602	$—	$32,244,141	$154,511,537
GMO Special Purpose Holding Fund	801	—	2,238	—	—	62,970	—
GMO U.S. Treasury Fund	365,351	24,500,000	16,650,000	2,951	10	—	8,212,252

Totals	$178,122,787	$24,500,000	$16,652,238	$1,058,553	$10	$32,307,111	$162,723,789

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
Emerging Country Debt Fund
GMO Short-Duration Collateral Fund	$15,506,720	$—	$—	$92,086	$—	$2,812,839	$13,478,918
GMO Special Purpose Holding Fund	11,561	—	32,323	—	—	909,295	—
GMO U.S. Treasury Fund	31	104,012,747	40,000,000	12,747	—	—	63,992,784
GMO World Opportunity Overlay Fund	38,916,722	—	—	—	—	—	40,007,845

Totals	$54,435,034	$104,012,747	$40,032,323	$104,833	$—	$3,722,134	$117,479,547

Global Bond Fund
GMO Emerging Country Debt Fund, Class IV	$8,188,930	$96,951	$2,328,000	$96,951	$—	$—	$5,613,812
GMO Short-Duration Collateral Fund	30,705,579	—	—	182,344	—	5,569,834	26,690,234
GMO Special Purpose Holding Fund	24,753	—	69,205	—	—	1,946,842	—
GMO U.S. Treasury Fund	33,345,121	25,217,116	40,600,000	14,331	2,785	—	17,962,314
GMO World Opportunity Overlay Fund	37,691,995	—	7,295,000	—	—	—	31,366,743

Totals	$109,956,378	$25,314,067	$50,292,205	$293,626	$2,785	$7,516,676	$81,633,103

International Bond Fund
GMO Emerging Country Debt Fund, Class IV	$3,087,707	$36,556	$590,000	$36,556	$—	$—	$2,411,173
GMO Short-Duration Collateral Fund	15,524,056	—	—	92,189	—	2,815,984	13,493,987
GMO Special Purpose Holding Fund	20,231	—	56,564	—	—	1,591,252	—
GMO U.S. Treasury Fund	10,208,382	6,054,816	14,000,000	3,909	907	—	2,266,755
GMO World Opportunity Overlay Fund	15,702,723	—	2,525,000	—	—	—	13,588,284

Totals	$44,543,099	$6,091,372	$17,171,564	$132,654	$907	$4,407,236	$31,760,199

Short-Duration Collateral Share Fund
GMO Short-Duration Collateral Fund	$38,038,518	$7,569,185	$406,500	$239,943	$—	$7,329,242	$39,937,842

Strategic Fixed Income Fund
GMO Emerging Country Debt Fund, Class IV	$71,686,956	$—	$12,465,000	$848,724	$—	$—	$56,410,023
GMO Short-Duration Collateral Fund	411,040,185	—	—	2,440,948	—	74,560,580	357,288,776
GMO U.S. Treasury Fund	402,640,955	130,000,000	426,700,000	168,272	36,937	—	106,056,066
GMO World Opportunity Overlay Fund	453,187,336	—	146,100,000	—	—	—	318,111,261

Totals	$1,338,555,432	$130,000,000	$585,265,000	$3,457,944	$36,937	$74,560,580	$837,866,126

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2013 through November 30, 2013. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2014.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Typically, the Funds and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”). Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Funds and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to represent minimal credit risk.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices.

If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2013, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Funds calculate their net asset value on any business day, the Funds will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or valued using prices for which no alternative pricing source was available. The net aggregate direct and/or indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2013 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Single source: No alternative pricing source was available
Core Plus Bond Fund	1%	1%
Currency Hedged International Bond Fund	1%	1%
Debt Opportunities Fund	<1%	4%
Domestic Bond Fund	3%	4%
Emerging Country Debt Fund	2%	4%
Global Bond Fund	1%	2%
International Bond Fund	1%	2%
Short-Duration Collateral Fund	4%	5%
Short-Duration Collateral Share Fund	4%	5%
Strategic Fixed Income Fund	1%	2%
World Opportunity Overlay Fund	—	2%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2013, certain Funds directly held material Level 3 investments in asset-backed securities (Debt Opportunities Fund, Short-Duration Collateral Fund and World Opportunity Overlay Fund) and foreign government debt obligations (Emerging Country Debt Fund). Each Fund values these investments using unadjusted prices supplied by a third party pricing source (e.g., broker quotes) as described in the Portfolio Valuation note. Additionally, Short-Duration Collateral Fund held material Level 3 U.S. government agency debt obligations subject to this standard. See the “Additional Level 3 information” table below for further information regarding the valuation techniques and unobservable inputs used to measure the fair value of these instruments. Other than as described in this paragraph, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; and certain restricted securities valued at the most recent available market or quoted price.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; and third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$2,419,801,683	$—	$2,419,801,683

TOTAL DEBT OBLIGATIONS	—	2,419,801,683	—	2,419,801,683

Mutual Funds	43,013,283	—	—	43,013,283
Short-Term Investments	807,613	—	—	807,613

Total Investments	43,820,896	2,419,801,683	—	2,463,622,579

Total	$43,820,896	$2,419,801,683	$—	$2,463,622,579

Description	Level 1	Level 2	Level 3	Total
Core Plus Bond Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$17,568	$3,253,979	$3,271,547
Corporate Debt	—	4,779,500	—	4,779,500
Foreign Government Obligations	—	8,782,955	—	8,782,955
U.S. Government	90,314,480	18,757,203	—	109,071,683

TOTAL DEBT OBLIGATIONS	90,314,480	32,337,226	3,253,979	125,905,685

Mutual Funds	112,068,847	—	—	112,068,847
Options Purchased	—	161,577	—	161,577
Short-Term Investments	1,762,228	—	—	1,762,228

Total Investments	204,145,555	32,498,803	3,253,979	239,898,337

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	594,606	—	594,606
Futures Contracts
Interest Rate Risk	86,318	—	—	86,318
Swap Contracts
Credit Risk	—	839	—	839
Interest Rate Risk	—	195,422	—	195,422

Total	$204,231,873	$33,289,670	$3,253,979	$240,775,522

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,490,334)	$—	$(1,490,334)
Futures Contracts
Interest Rate Risk	(828,963)	—	—	(828,963)
Written Options
Foreign Currency Risk	—	(25,742)	—	(25,742)
Swap Contracts
Credit Risk	—	(808,135)	—	(808,135)
Interest Rate Risk	—	(1,007,626)	—	(1,007,626)

Total	$(828,963)	$(3,331,837)	$—	$(4,160,800)

Description	Level 1	Level 2	Level 3	Total
Currency Hedged International Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$3,884,628	$—	$3,884,628
Foreign Government Obligations	—	28,248,893	—	28,248,893

TOTAL DEBT OBLIGATIONS	—	32,133,521	—	32,133,521

Mutual Funds	35,984,881	—	—	35,984,881
Options Purchased	—	46,919	—	46,919
Short-Term Investments	1,299,743	—	—	1,299,743

Total Investments	37,284,624	32,180,440	—	69,465,064

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	330,193	—	330,193
Futures Contracts
Interest Rate Risk	418,337	—	—	418,337
Swap Contracts
Interest Rate Risk	—	57,624	—	57,624

Total	$37,702,961	$32,568,257	$—	$70,271,218

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(569,448)	$—	$(569,448)
Futures Contracts
Interest Rate Risk	(233,319)	—	—	(233,319)
Written Options
Foreign Currency Risk	—	(7,458)	—	(7,458)
Swap Contracts
Credit Risk	—	(102,314)	—	(102,314)
Interest Rate Risk	—	(59,172)	—	(59,172)

Total	$(233,319)	$(738,392)	$—	$(971,711)

Debt Opportunities Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$23,697,812	$1,181,652,578	$1,205,350,390
U.S. Government Agency	—	211,900	968,942	1,180,842

TOTAL DEBT OBLIGATIONS	—	23,909,712	1,182,621,520	1,206,531,232

Mutual Funds	35,023,423	—	—	35,023,423
Short-Term Investments	45,640,545	—	—	45,640,545

Total Investments	80,663,968	23,909,712	1,182,621,520	1,287,195,200

Derivatives*
Futures Contracts
Interest Rate Risk	3,280	—	—	3,280

Total	$80,667,248	$23,909,712	$1,182,621,520	$1,287,198,480

Liability Valuation Inputs
Derivatives*
Futures Contracts
Interest Rate Risk	$(48,269)	$—	$—	$(48,269)

Total	$(48,269)	$—	$—	$(48,269)

Description	Level 1	Level 2	Level 3	Total
Domestic Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$25,416,564	$—	$25,416,564

TOTAL DEBT OBLIGATIONS	—	25,416,564	—	25,416,564

Mutual Funds	162,723,789	—	—	162,723,789
Short-Term Investments	262,638	—	—	262,638

Total Investments	162,986,427	25,416,564	—	188,402,991

Total	$162,986,427	$25,416,564	$—	$188,402,991

Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,164,592	$76,620,813	$77,785,405
Corporate Debt	—	152,287,368	—	152,287,368
Foreign Government Agency	—	531,816,454	20,673,920	552,490,374
Foreign Government Obligations	—	1,476,771,339	124,962,995	1,601,734,334
Judgments	—	—	26,920,000	26,920,000
U.S. Government	—	219,035,000	—	219,035,000

TOTAL DEBT OBLIGATIONS	—	2,381,074,753	249,177,728	2,630,252,481

Loan Assignments	—	—	11,104,339	11,104,339
Loan Participations	—	—	52,631,998	52,631,998
Mutual Funds	117,479,547	—	—	117,479,547
Rights/Warrants	—	—	11,439,258	11,439,258
Short-Term Investments	28,046,534	39,656,147	—	67,702,681

Total Investments	145,526,081	2,420,730,900	324,353,323	2,890,610,304

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	5,477,272	—	5,477,272
Options
Credit Risk	—	—	327,584	327,584
Swap Contracts
Credit Risk	—	151,166,900	0 **	151,166,900

Total	$145,526,081	$2,577,375,072	$324,680,907	$3,047,582,060

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,484,553)	$—	$(3,484,553)
Options
Credit Risk	—	—	(2,592,932)	(2,592,932)
Swap Contracts
Credit Risk	—	(171,265,592)	—	(171,265,592)

Total	$—	$(174,750,145)	$(2,592,932)	$(177,343,077)

Description	Level 1	Level 2	Level 3	Total
Global Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$30,912,883	$—	$30,912,883
U.S. Government	9,222,660	11,330,222	—	20,552,882

TOTAL DEBT OBLIGATIONS	9,222,660	42,243,105	—	51,465,765

Mutual Funds	81,633,103	—	—	81,633,103
Options Purchased	—	104,392	—	104,392
Short-Term Investments	1,862,667	—	—	1,862,667

Total Investments	92,718,430	42,347,497	—	135,065,927

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	561,047	—	561,047
Futures Contracts
Interest Rate Risk	350,493	—	—	350,493
Swap Contracts
Interest Rate Risk	—	112,744	—	112,744

Total	$93,068,923	$43,021,288	$—	$136,090,211

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,467,499)	$—	$(1,467,499)
Futures Contracts
Interest Rate Risk	(149,840)	—	—	(149,840)
Written Options
Foreign Currency Risk	—	(16,362)	—	(16,362)
Swap Contracts
Credit Risk	—	(153,471)	—	(153,471)
Interest Rate Risk	—	(134,755)	—	(134,755)

Total	$(149,840)	$(1,772,087)	$—	$(1,921,927)

Description	Level 1	Level 2	Level 3	Total
International Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$3,551,660	$—	$3,551,660
Foreign Government Obligations	—	21,761,408	—	21,761,408

TOTAL DEBT OBLIGATIONS	—	25,313,068	—	25,313,068

Mutual Funds	31,760,199	—	—	31,760,199
Options Purchased	—	46,919	—	46,919
Short-Term Investments	1,941,272	—	—	1,941,272

Total Investments	33,701,471	25,359,987	—	59,061,458

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	409,155	—	409,155
Futures Contracts
Interest Rate Risk	239,841	—	—	239,841
Swap Contracts
Interest Rate Risk	—	50,108	—	50,108

Total	$33,941,312	$25,819,250	$—	$59,760,562

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(804,820)	$—	$(804,820)
Futures Contracts
Interest Rate Risk	(89,172)	—	—	(89,172)
Written Options
Foreign Currency Risk	—	(7,458)	—	(7,458)
Swap Contracts
Credit Risk	—	(85,023)	—	(85,023)
Interest Rate Risk	—	(72,037)	—	(72,037)

Total	$(89,172)	$(969,338)	$—	$(1,058,510)

Short-Duration Collateral Fund
Asset Valuation Inputs
Debt Obligations
Asset-backed Securities	$—	$50,296,854	$512,599,314	$562,896,168
U.S. Government Agency	—	—	26,517,198	26,517,198

TOTAL DEBT OBLIGATIONS	—	50,296,854	539,116,512	589,413,366

Short-Term Investments	66,147,144	—	—	66,147,144

Total Investments	66,147,144	50,296,854	539,116,512	655,560,510

Total	$66,147,144	$50,296,854	$539,116,512	$655,560,510

Short-Duration Collateral Share Fund
Asset Valuation Inputs
Mutual Funds	$39,937,842	$—	$—	$39,937,842
Short-Term Investments	9,467	—	—	9,467

Total Investments	39,947,309	—	—	39,947,309

Total	$39,947,309	$—	$—	$39,947,309

Description	Level 1	Level 2	Level 3	Total
Strategic Fixed Income Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$323,965,157	$79,024,427	$—	$402,989,584

TOTAL DEBT OBLIGATIONS	323,965,157	79,024,427	—	402,989,584

Mutual Funds	837,866,126	—	—	837,866,126
Options Purchased	—	1,075,579	—	1,075,579
Short-Term Investments	51,567,279	9,998,500	—	61,565,779

Total Investments	1,213,398,562	90,098,506	—	1,303,497,068

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	3,284,393	—	3,284,393
Futures Contracts
Interest Rate Risk	587,615	—	—	587,615
Swap Contracts
Interest Rate Risk	—	6,253,822	—	6,253,822

Total	$1,213,986,177	$99,636,721	$—	$1,313,622,898

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(8,228,310)	$—	$(8,228,310)
Futures Contracts
Interest Rate Risk	(4,307,002)	—	—	(4,307,002)
Written Options
Foreign Currency Risk	—	(167,958)	—	(167,958)
Swap Contracts
Interest Rate Risk	—	(2,038,746)	—	(2,038,746)

Total	$(4,307,002)	$(10,435,014)	$—	$(14,742,016)

U.S. Treasury Fund
Asset Valuation Inputs
Short-Term Investments	$1,340,349,429	$833,062,627	$—	$2,173,412,056

Total Investments	1,340,349,429	833,062,627	—	2,173,412,056

Total	$1,340,349,429	$833,062,627	$—	$2,173,412,056

World Opportunity Overlay Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,490,496	$129,676,054	$131,166,550
Foreign Government Obligations	—	46,423,755	—	46,423,755
U.S. Government	—	395,879,832	—	395,879,832
U.S. Government Agency	—	847,600	—	847,600

TOTAL DEBT OBLIGATIONS	—	444,641,683	129,676,054	574,317,737

Options Purchased	—	10,638,093	—	10,638,093
Short-Term Investments	22,499,672	19,996,989	—	42,496,661

Total Investments	22,499,672	475,276,765	129,676,054	627,452,491

Derivatives*
Swap Contracts
Interest rate Risk	—	12,551,949	—	12,551,949

Total	$22,499,672	$487,828,714	$129,676,054	$640,004,440

Liability Valuation Inputs
Derivatives*
Written Options
Interest Rate Risk	$—	$(801,760)	$—	$(801,760)
Swap Contracts
Interest Rate Risk	—	(53,824,779)	—	(53,824,779)

Total	$—	$(54,626,539)	$—	$(54,626,539)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in derivatives that were determined to have a value of zero at November 30, 2013.

Additional Level 3 information

The following table presents additional information about valuation techniques and inputs used for securities and derivatives, if any, that are measured at fair value and categorized within Level 3 as of November 30, 2013.

Fund Name	Description	Fair Value at November 30, 2013	Valuation Technique(s)	Unobservable Input(s)	Resulting Range of Fair Value
Short-Duration Collateral Fund	Agency for International Development Floater Bond (Support of Morocco, Peru or Tunisia)	$26,517,198	Current LIBOR yield curve is adjusted to reflect a liquidity discount	Liquidity Discount*	Possible impact to fair value due to range of liquidity discount: $25,772,341 to $27,284,997 or approximately 0.22% of Fund net assets.

*	The significant unobservable input used in the fair value measurement of Short-Duration Collateral Fund’s Agency for International Development Floater (Support of Morocco, Peru or Tunisia) is the liquidity discount, expressed as a premium ranging from 75 – 175 basis points (currently 125 basis points) over the current yield curve. Increases (decreases) in this input would result in a lower (higher) fair value measurement.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ summary of levels above.

For all Funds for the period ended November 30, 2013, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2013	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*		Balances as of November 30, 2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2013
Core Plus Bond Fund
Debt Obligations
Asset Backed Securities	$4,921,731	$37	$(1,819,497)	$46,884	$190,135	$(85,311)	$—	$—		$3,253,979	$26,460

Total	$4,921,731	$37	$(1,819,497)#	$46,884	$190,135	$(85,311)	$—	$—		$3,253,979	$26,460

Debt Opportunities Fund
Debt Obligations
Asset-Backed Securities	$708,648,766	$631,870,473	$(171,426,135)	$1,442,563	$17,334,236	$(5,216,075)	$—	$(1,001,250)	***	$1,181,652,578	$(2,712,615)
U.S. Government Agency	1,203,773	—	(242,531)	4,071	5,292	(1,663)	—	—		968,942	(1,663)

Total	$709,852,539	$631,870,473	$(171,668,666)##	$1,446,634	$17,339,528	$(5,217,738)	$—	$(1,001,250)	***	$1,182,621,520	$(2,714,278)

	Balances as of February 28, 2013		Purchases	Sales		Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of November 30, 2013		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2013
Emerging Country Debt Fund
Debt Obligations
Asset-Backed Securities	$78,333,335		$—	$(11,080,942)		$(53,796)	$(4,308,454)	$13,730,670	$—	$—	$76,620,813		$8,753,066
Foreign Government Agency	23,627,005		8,280,000	(11,292,219)		54,486	(97,739)	102,387	—	—	20,673,920		(513,032)
Foreign Government Obligations	129,375,029		—	(8,871,765)		2,695,673	1,373,635	390,423	—	—	124,962,995		(4,980,952)
Judgments	28,800,000		—	—		585,469	—	(2,465,469)	—	—	26,920,000		(2,465,469)

Total Debt Obligations	260,135,369		8,280,000	(31,244,926)		3,281,832	(3,032,558)	11,758,011	—	—	249,177,728		793,613
Loan Assignments	24,325,626		—	(15,066,457)		435,257	(8,742,575)	10,152,488	—	—	11,104,339		(383,301)
Loan Participations	68,578,286		—	(6,116,123)		932,473	1,526,009	(12,288,647)	—	—	52,631,998		(12,165,933)
Rights/Warrants	11,013,004		—	—		—	—	426,254	—	—	11,439,258		426,254

Total Investments	364,052,285		8,280,000	(52,427,506	)###	4,649,562	(10,249,124)	10,048,106	—	—	324,353,323		(11,329,367)
Derivatives
Swap Contracts	0	**	—	—		—	—	—	—	—	0	**	—
Options	(519,306)		—	(1,027,117)		—	1,027,117	(1,746,042)	—	—	(2,265,348)		(1,746,042)

Total	$363,532,979		$8,280,000	$(53,454,623)		$4,649,562	$(9,222,007)	$8,302,064	$—	$—	$322,087,975		$(13,075,409)

Short-Duration Collateral Fund
Debt Obligations
Asset-Backed Securities	$662,203,439		$1,795	$(189,318,912)		$391,105	$(994,526)	$40,316,413	$—	$—	$512,599,314		$40,328,465
U.S. Government Agency	28,128,653		—	(1,722,933)		13,331	13,481	84,666	—	—	26,517,198		84,666

Total	$690,332,092		$1,795	$(191,041,845	)####	$404,436	$(981,045)	$40,401,079	$—	$—	$539,116,512		$40,413,131

World Opportunity Overlay Fund
Debt Obligations
Asset-Backed
Securities	$158,075,294		$539	$(39,872,092)		$108,169	$(430,078)	$11,794,222	$—	$—	$129,676,054		$11,783,776
Options Purchsed	14,676,864		—	(14,275,200)		—	5,088,000	(5,489,664)	—	—	—		—

Total	$172,752,158		$539	$(54,147,292	)#####	$108,169	$4,657,922	$6,304,558	$—	$—	$129,676,054		$11,783,776

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Represents the interest in derivatives that were determined to have a value of zero at February 28, 2013 and November 30, 2013.
***	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
#	Includes $1,032,237 of proceeds received from principal paydowns.
##	Includes $108,197,991 of proceeds received from principal paydowns.
###	Includes $17,840,563 of proceeds received from principal paydowns.
####	Includes $128,362,752 of proceeds received from principal paydowns.
#####	Includes $31,693,864 of proceeds received from principal paydowns.

The net aggregate direct and/or indirect exposure to investments in securities and derivative financial instruments using Level 3 inputs and presented on a net basis (based on the Funds’ net assets) as of November 30, 2013 were as follows:.

Fund Name	Level 3 securities and derivatives
Core Plus Bond Fund	16%
Currency Hedged International Bond Fund	16%
Debt Opportunities Fund	93%
Domestic Bond Fund	65%

Fund Name	Level 3 securities and derivatives
Emerging Country Debt Fund	12%
Global Bond Fund	22%
International Bond Fund	24%
Short-Duration Collateral Fund	80%
Short-Duration Collateral Share Fund	80%
Strategic Fixed Income Fund	28%
World Opportunity Overlay Fund	23%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements and participations

The Funds (except Short-Duration Collateral Fund, Short-Duration Collateral Share Fund and U.S. Treasury Fund) may invest in loans to corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments of loans, it generally acquires direct rights against the borrower. Loan agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. That Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to that Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, that Fund’s recovery of cash from the seller may be delayed and, even if that Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes that Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments. As of November 30, 2013, the Fund listed below had entered into reverse repurchase agreements.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
World Opportunity Overlay Fund	45,740,223	46,371,544

Inflation-indexed bonds

The Funds (except U.S. Treasury Fund) may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond constitutes taxable ordinary income to investors, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Delayed delivery commitments outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Other matters

Emerging Country Debt Fund

In December 2005, Emerging County Debt Fund (“ECDF”) entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by ECDF. A judgment was awarded in ECDF’s favor on September 24, 2007; however, ECDF’s ability to collect on this judgment remains uncertain, and ECDF is not able to transfer or sell the judgment without court consent. In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for currently performing Argentina Bonds. The eligible portion of ECDF’s judgment was tendered in the debt exchange and ECDF received new bonds in June 2010. The remaining portion of ECDF’s judgment, which continues to be valued according to ECDF’s valuation policy, represented 0.9% of the net assets of ECDF as of November 30, 2013.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Domestic Bond Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Short-Duration Collateral Fund	Short-Duration Collateral Share Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X		X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X		X
Non-U.S. Investment Risk	X	X	X	X		X	X	X	X	X	X		X
Currency Risk	X	X	X	X		X	X	X			X		X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X			X		X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X		X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Options Risk													X
Fund of Funds Risk	X	X	X	X	X	X	X	X		X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The market price of a Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation).

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream the Manager expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause a Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. In addition, payment of principal of fixed income securities guaranteed by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk — Asset-Backed Securities” above.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• DERIVATIVES RISK. The Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

A Fund’s use of derivatives may be subject to one or more special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government), are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable income to shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• OPTIONS RISK. There are various risks associated with transactions in exchange-traded and OTC options. The market price of options written by the Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the stock market and underlying securities; and the remaining time to an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American-style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict the Fund’s ability to purchase or sell options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets. Therefore, OTC options generally expose the Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to the Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, the Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and exchange-traded funds (“ETFs”) (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Funds that invest in shares of other GMO Funds also are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

All of the Funds (except U.S. Treasury Fund) are not diversified investment companies under the 1940 Act. In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

Temporary Defensive Positions. If deemed prudent by the Manager, the Funds (other than Domestic Bond Fund, Short-Duration Collateral Fund, Short-Duration Collateral Share Fund and U.S. Treasury Fund) may take temporary defensive positions. Many of the Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Debt Opportunities Fund, Domestic Bond Fund, Short-Duration Collateral Fund, Short-Duration Collateral Share Fund, and U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of Debt Opportunities Fund, Domestic Bond Fund, Short-Duration Collateral Fund, Short-Duration Collateral Share Fund, and U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. The Funds’ (other than Domestic Bond Fund, Short-Duration Collateral Fund, Short-Duration Collateral Share Fund, and U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2013, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Domestic Bond Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Forward currency contracts
Adjust currency exchange rate risk			X			X	X	X			X
Adjust exposure to foreign currencies		X	X			X	X	X	X		X
Futures contracts
Adjust exposure to certain markets											X
Adjust interest rate exposure	X	X	X	X			X	X	X		X
Maintain the diversity and liquidity of the portfolio	X	X	X	X			X	X	X		X
Options (Purchased)
Adjust currency exchange rate risk		X	X				X	X	X		X
Adjust exposure to foreign currencies		X	X				X	X	X		X
Adjust interest rate exposure	X										X
Maintain the diversity and liquidity of the portfolio											X
Options (Written)
Achieve exposure to a reference entity’s credit						X
Adjust currency exchange rate risk		X	X				X	X	X		X
Adjust exposure to foreign currencies		X	X				X	X	X		X
Adjust interest rate exposure	X										X
Maintain the diversity and liquidity of the portfolio											X
Swap Contracts
Achieve exposure to a reference entity’s credit		X				X		X
Adjust exposure to certain markets		X				X
Adjust interest rate exposure		X	X			X	X	X	X		X
Provide a measure of protection against default loss		X	X		X	X	X	X
Rights and/or warrants
Adjust exposure to certain markets						X

Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2013, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Core Plus Bond Fund
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	871,500,000	—	564,149	—	—	—
Options bought back	(18,000,000)	—	(391,792)	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	853,500,000	—	$172,357	—	—	$—

Currency Hedged International Bond Fund
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	257,000,000	—	180,865	—	—	—
Options bought back	(6,000,000)	—	(130,597)	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	251,000,000	—	$50,268	—	—	$—

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Global Bond Fund
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	614,000,000		376,055	—	—	—
Options bought back	(12,000,000)		(261,195)	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	602,000,000	—	$114,860	—	—	$—

International Bond Fund
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	257,000,000	—	180,865	—	—	—
Options bought back	(6,000,000)	—	(130,597)	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	251,000,000	—	$50,268	—	—	$—

Strategic Fixed Income Fund
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	6,456,000,000		4,151,777	—	—	—
Options bought back	(136,000,000)		(2,960,209)	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	6,320,000,000	—	$1,191,568	—	—	$—

World Opportunity Overlay Fund
Outstanding, beginning of period	—	—	$—	6,000,000	—	$2,711,878
Options written	16,330,007,500	—	10,469,821	16,733,750,000	—	11,519,856
Options bought back	(4,230,002,040)	—	(4,996,383)	(12,203,750,000)	—	(6,372,463)
Options expired	(12,060,005,460)	—	(4,852,807)	(4,496,000,000)	—	(7,238,640)
Options exercised	—	—	—	—	—	—

Outstanding, end of period	40,000,000	—	$620,631	40,000,000	—	$620,631

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Additionally, Emerging Country Debt Fund owns warrants linked to the price of oil. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2013:

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Core Plus Bond Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$161,577	$—	$—	$161,577
Unrealized Appreciation on Forward Currency Contracts	—	—	—	594,606	—	—	594,606
Unrealized Appreciation on Futures Contracts	—	—	—	—	86,318	—	86,318
Unrealized Appreciation on Swap Contracts	839	—	—	—	195,422	—	196,261

Total	$839	$—	$—	$756,183	$281,740	$—	$1,038,762

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,490,334)	$—	$—	$(1,490,334)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(828,963)	—	(828,963)
Written Options, at value	—	—	—	(25,742)	—	—	(25,742)
Unrealized Depreciation on Swap Contracts	(808,135)	—	—	—	(1,007,626)	—	(1,815,761)

Total	$(808,135)	$—	$—	$(1,516,076)	$(1,836,589)	$—	$(4,160,800)

Currency Hedged International Bond Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$46,919	$—	$—	$46,919
Unrealized Appreciation on Forward Currency Contracts	—	—	—	330,193	—	—	330,193
Unrealized Appreciation on Futures Contracts	—	—	—	—	418,337	—	418,337
Unrealized Appreciation on Swap Contracts	—	—	—	—	57,624	—	57,624

Total	$—	$—	$—	$377,112	$475,961	$—	$853,073

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(569,448)	$—	$—	$(569,448)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(233,319)	—	(233,319)
Written Options, at value	—	—	—	(7,458)	—	—	(7,458)
Unrealized Depreciation on Swap Contracts	(102,314)	—	—	—	(59,172)	—	(161,486)

Total	$(102,314)	$—	$—	$(576,906)	$(292,491)	$—	$(971,711)

Debt Opportunities Fund
Asset:
Unrealized Appreciation on Futures Contracts	$—	$—	$—	$—	$3,280	$—	$3,280

Total	$—	$—	$—	$—	$3,280	$—	$3,280

Liability:
Unrealized Depreciation on Futures Contracts	$—	$—	$—	$—	$(48,269)	$—	$(48,269)

Total	$—	$—	$—	$—	$(48,269)	$—	$(48,269)

Emerging Country Debt Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$—	$—	$—	$—	$11,439,258	$11,439,258
Unrealized Appreciation on Forward Currency Contracts	—	—	—	5,477,272	—	—	5,477,272
Unrealized Appreciation on Swap Contracts	151,166,900	—	—	—	—	—	151,166,900
Options	327,584	—	—	—	—	—	327,584

Total	$151,494,484	$—	$—	$5,477,272	$—	$11,439,258	$168,411,014

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Country Debt Fund (continued)
Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(3,484,553)	$—	$—	$(3,484,553)
Unrealized Depreciation on Swap Contracts	(171,265,592)	—	—	—	—	—	(171,265,592)
Options	(2,592,932)	—	—	—	—	—	(2,592,932)

Total	$(173,858,524)	$—	$—	$(3,484,553)	$—	$—	$(177,343,077)

Global Bond Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$104,392	$—	$—	$104,392
Unrealized Appreciation on Forward Currency Contracts	—	—	—	561,047	—	—	561,047
Unrealized Appreciation on Futures Contracts	—	—	—	—	350,493	—	350,493
Unrealized Appreciation on Swap Contracts	—	—	—	—	112,744	—	112,744

Total	$—	$—	$—	$665,439	$463,237	$—	$1,128,676

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,467,499)	$—	$—	$(1,467,499)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(149,840)	—	(149,840)
Written Options, at value	—	—	—	(16,362)	—	—	(16,362)
Unrealized Depreciation on Swap Contracts	(153,471)	—	—	—	(134,755)	—	(288,226)

Total	$(153,471)	$—	$—	$(1,483,861)	$(284,595)	$—	$(1,921,927)

International Bond Fund
Asset:
Investments (purchased options)	$—	$—	$—	$46,919	$—	$—	$46,919
Unrealized Appreciation on Forward Currency Contracts	—	—	—	409,155	—	—	409,155
Unrealized Appreciation on Futures Contracts	—	—	—	—	239,841	—	239,841
Unrealized Appreciation on Swap Contracts	—	—	—	—	50,108	—	50,108

Total	$—	$—	$—	$456,074	$289,949	$—	$746,023

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(804,820)	$—	$—	$(804,820)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(89,172)	—	(89,172)
Written Options, at value	—	—	—	(7,458)	—	—	(7,458)
Unrealized Depreciation on Swap Contracts	(85,023)	—	—	—	(72,037)	—	(157,060)

Total	$(85,023)	$—	$—	$(812,278)	$(161,209)	$—	$(1,058,510)

Strategic Fixed Income Fund
Asset:
Investments (purchased options)	$—	$—	$—	$1,075,579	$—	$—	$1,075,579
Unrealized Appreciation on Forward Currency Contracts	—	—	—	3,284,393	—	—	3,284,393
Unrealized Appreciation on Futures Contracts	—	—	—	—	587,615	—	587,615
Unrealized Appreciation on Swap Contracts	—	—	—	—	6,253,822	—	6,253,822

Total	$—	$—	$—	$4,359,972	$6,841,437	$—	$11,201,409

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(8,228,310)	$—	$—	$(8,228,310)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(4,307,002)	—	(4,307,002)
Written Options, at value	—	—	—	(167,958)	—	—	(167,958)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(2,038,746)	—	(2,038,746)

Total	$—	$—	$—	$(8,396,268)	$(6,345,748)	$—	$(14,742,016)

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
World Opportunity Overlay Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$6,505	$10,631,588	$—	$10,638,093
Unrealized Appreciation on Swap Contracts	—	—	—	—	12,551,949	—	12,551,949

Total	$—	$—	$—	$6,505	$23,183,537	$—	$23,190,042

Liability:
Written Options, at value	$—	$—	$—	$—	$(801,760)	$—	$(801,760)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(53,824,779)	—	(53,824,779)

Total	$—	$—	$—	$—	$(54,626,539)	$—	$(54,626,539)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap contracts) or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2013.

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)		Swap Contracts ($)		Options ($)		Rights and/or Warrants ($)
Asset Allocation Bond Fund	—	4,046,141	*	—		96,000	*	—
Core Plus Bond Fund	143,991,287	203,737,486		241,102,884		41,027,904		—
Currency Hedged International Bond Fund	75,770,362	65,239,850		22,539,782		12,505,389		—
Debt Opportunities Fund	—	54,233,688		—		—		—
Domestic Bond Fund	—	—		836,364	*	—		—
Emerging Country Debt Fund	573,392,395	—		3,584,447,833		321,111,111		11,740,056
Global Bond Fund	146,180,863	122,154,938		39,391,091		26,603,544		—
International Bond Fund	85,806,820	44,500,402		23,146,689		12,191,406		—
Strategic Fixed Income Fund	987,968,682	1,067,689,809		441,544,502		285,790,814		—
World Opportunity Overlay Fund	—	—		4,542,949,369		1,175,427,093		—

*	During the period ended November 30, 2013, the Fund did not hold this investment type at any month-end, therefore, the average amount outstanding was calculated using daily outstanding absolute values, notional amounts or principal amounts.

Subsequent events

The Board of Trustees of GMO Trust (the “Board”) has approved the merger of GMO Debt Opportunities Fund (“DOF”) into GMO Short Duration Collateral Fund (“SDCF”). The merger is expected to take place on or about February 12, 2014. Pursuant to the merger DOF will exchange its portfolio assets for shares of SDCF and will then distribute those shares to its shareholders and liquidate. In connection with the merger, the Board also approved a new investment program and amended and restated management contract for SDCF and approved changes to SDCF’s class and fee structure, investment objective, principal investment strategies and name, effective on or about February 12, 2014.

The Board also approved the liquidation of GMO Domestic Bond Fund and GMO Short Duration Collateral Share Fund. The Funds are expected to liquidate on or about February 10, 2014.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.3%

	Australia — 5.8%
1,392,708	Asciano Group	7,324,434
286,884	Australia and New Zealand Banking Group Ltd	8,340,912
1,454,605	Telstra Corp Ltd	6,698,275
636,744	Toll Holdings Ltd	3,315,284

	Total Australia	25,678,905

	Austria — 0.4%
87,378	Verbund AG	1,897,833

	Belgium — 1.1%
45,136	Anheuser-Busch InBev NV	4,600,088

	Brazil — 0.3%
154,300	Tupy SA	1,403,568

	Finland — 1.0%
531,610	Nokia Oyj *	4,292,997

	France — 18.4%
73,072	Accor SA	3,200,627
633,680	Alcatel-Lucent *	2,667,218
348,390	ArcelorMittal	5,983,892
33,781	Arkema SA	3,853,160
22,046	AtoS	1,864,617
174,522	AXA	4,564,425
64,078	BNP Paribas	4,800,589
42,054	Cap Gemini SA	2,736,152
109,308	Carrefour SA	4,291,268
30,271	Cie Generale des Etablissements Michelin – Class B	3,283,918
80,080	Compagnie de Saint-Gobain	4,249,797
292,940	GDF Suez	6,787,196
50,247	Publicis Groupe SA	4,430,069
78,004	Rexel SA	1,977,223
72,897	Sanofi	7,700,502
158,719	Societe Television Francaise 1	2,963,256
33,154	Societe BIC SA	4,061,860
23,338	Sodexo	2,343,350
10,147	Technip SA	1,015,630
140,659	Total SA	8,507,085

	Total France	81,281,834

	Germany — 6.3%
44,325	Daimler AG (Registered)	3,666,285
112,172	Deutsche Bank AG (Registered)	5,383,740
130,213	Deutsche Telekom AG (Registered)	2,063,878
314,028	E.ON AG	6,035,711
44,645	Rheinmetall AG	2,744,470
85,595	RWE AG	3,282,338
171,064	ThyssenKrupp AG *	4,472,203

	Total Germany	27,648,625

	Hong Kong — 1.1%
164,000	Cheung Kong Holdings Ltd	2,587,859
1,024,000	HKT Trust	896,940
918,000	New World Development Ltd	1,237,205

Shares	Description	Value ($)
	Hong Kong — continued
11,025	New World Development Ltd (Entitlement Shares) *	—

	Total Hong Kong	4,722,004

	Ireland — 0.4%
26,348	Kerry Group Plc – Class A	1,688,901

	Israel — 0.3%
891,601	Bezeq Israeli Telecommunication Corp Ltd	1,491,020

	Italy — 7.1%
285,404	Assicurazioni Generali SPA	6,537,966
120,761	Atlantia SPA	2,692,011
191,438	CNH Industrial NV *	2,188,477
726,588	Enel SPA	3,302,160
288,730	ENI SPA	6,909,616
76,208	Gtech SPA	2,341,905
570,551	Mediaset SPA *	2,592,023
523,983	Mediobanca SPA *	4,468,350
345,834	Saras SPA *	418,058

	Total Italy	31,450,566

	Japan — 20.3%
504,000	Asahi Kasei Corp	3,982,718
45,800	Astellas Pharma Inc	2,718,194
86,300	Dai-ichi Life Insurance Co Ltd (The)	1,355,480
20,900	Daito Trust Construction Co Ltd	1,985,648
80,000	Daiwa House Industry Co Ltd	1,557,667
117,800	Fuji Media Holdings Inc	2,402,799
646,000	Hitachi Ltd	4,769,509
160,900	Honda Motor Co Ltd	6,821,133
313,400	Itochu Corp	3,960,026
48,500	Japan Airlines Co Ltd	2,470,191
117,600	Japan Tobacco Inc	3,978,081
73,900	KDDI Corp	4,653,417
36,800	Lawson Inc	2,700,108
1,181,000	Mazda Motor Corp *	5,453,437
1,521,200	Mitsubishi UFJ Financial Group Inc	9,826,613
199,000	Sekisui Chemical Co Ltd	2,336,318
1,332,000	Shinsei Bank Ltd	3,296,995
116,800	Shionogi & Co Ltd	2,571,903
244,900	Sumitomo Mitsui Financial Group Inc	12,187,834
70,300	Tokio Marine Holdings Inc	2,339,521
129,100	Toyota Motor Corp	8,063,830

	Total Japan	89,431,422

	Netherlands — 4.9%
60,621	Akzo Nobel NV	4,561,849
97,316	Delta Lloyd NV	2,361,287
198,277	ING Groep NV *	2,572,212
183,069	Koninklijke Philips Electronics NV	6,545,303
227,799	Koninklijke Ahold NV	4,143,142
20,392	Koninklijke DSM NV	1,598,573

	Total Netherlands	21,782,366

	Norway — 0.2%
129,803	ProSafe SE	973,625

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Panama — 0.5%
14,200	Copa Holdings SA – Class A	2,150,164

	Russia — 0.6%
166,971	Sberbank Sponsored ADR	2,074,060
8,763	TCS Group Holding Plc *	112,166
46,580	TCS Group Holding Plc GDR, 144A * (a)	593,895

	Total Russia	2,780,121

	South Korea — 0.4%
1,267	Samsung Electronics Co Ltd	1,787,793

	Spain — 2.4%
268,092	Banco Bilbao Vizcaya Argentaria SA	3,193,823
135,920	Banco Santander SA	1,207,956
324,811	CaixaBank	1,642,116
172,293	Repsol YPF SA	4,516,676

	Total Spain	10,560,571

	Sweden — 1.5%
294,548	Nordea Bank AB	3,802,121
96,777	Svenska Cellulosa AB – Class B	2,822,048

	Total Sweden	6,624,169

	Switzerland — 1.9%
227,647	UBS AG (Registered)	4,329,247
13,660	Zurich Insurance Group AG	3,806,894

	Total Switzerland	8,136,141

	Taiwan — 0.0%
39,900	Hon Hai Precision Industry Co Ltd	105,072

	Turkey — 0.5%
1,503,924	Emlak Konut Gayrimenkul Yatirim	1,966,887

	United Kingdom — 20.9%
691,213	Aberdeen Asset Management Plc	5,555,649
39,111	Berkeley Group Holdings Plc (Unit Shares)	1,505,156
263,312	BG Group Plc	5,372,166
120,844	British American Tobacco Plc	6,430,894
740,102	BT Group Plc	4,519,974
29,852	DCC Plc	1,413,262
153,355	Domino Printing Sciences Plc	1,765,572
25,403	Euromoney Institutional Investor Plc	516,629
236,654	GlaxoSmithKline Plc	6,262,527
451,510	Howden Joinery Group Plc	2,377,146
880,505	HSBC Holdings Plc	9,836,258
129,309	Imperial Tobacco Group Plc	4,913,178
228,451	Inchcape Plc	2,221,894
54,016	Johnson Matthey Plc	2,799,182
182,366	Prudential Plc	3,890,520
44,649	Renishaw Plc	1,360,482
77,765	Rio Tinto Plc	4,131,033
225,802	Rolls-Royce Holdings Plc	4,557,071
65,579	Royal Mail Plc *	595,735
110,691	Schroders Plc (Non Voting)	3,538,452
488,736	Taylor Wimpey Plc	849,526
108,546	Travis Perkins Plc	3,185,911
242,619	Tyman Plc	920,967
882,876	Vodafone Group Plc	3,274,145

Shares/Par Value		Description	Value ($)
		United Kingdom — continued
	78,088	Weir Group Plc (The)	2,732,203
	40,637	Wolseley Plc	2,189,018
	244,682	WPP Plc	5,401,928

		Total United Kingdom	92,116,478

		TOTAL COMMON STOCKS (COST $358,197,970)	424,571,150

		PREFERRED STOCKS — 1.2%

		Germany — 1.2%
	19,770	Volkswagen AG	5,237,637

		United Kingdom — 0.0%
	19,418,972	Rolls-Royce Holdings Plc C Shares *	31,785

		TOTAL PREFERRED STOCKS (COST $4,181,493)	5,269,422

		RIGHTS/WARRANTS — 0.0%

		Spain — 0.0%
	324,811	CaixaBank SA Rights, Expires 12/10/13*	23,828

		TOTAL RIGHTS/WARRANTS (COST $22,761)	23,828

		MUTUAL FUNDS — 1.8%

		United States — 1.8%

		Affiliated Issuers
	318,016	GMO U.S. Treasury Fund	7,950,406

		TOTAL MUTUAL FUNDS (COST $7,950,407)	7,950,406

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
USD	882,901	Bank of America (Charlotte) Time Deposit, 0.06%, due 12/02/13	882,901
GBP	4,515	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.06%, due 12/02/13	7,391
EUR	17,007	Citibank (New York) Time Deposit, 0.04%, due 12/02/13	23,104
JPY	32,424,280	Citibank (New York) Time Deposit, 0.01%, due 12/02/13	316,579
NOK	149,388	DnB Nor Bank (Oslo) Time Deposit, 0.60%, due 12/02/13	24,365

		Total Time Deposits	1,254,340

		TOTAL SHORT-TERM INVESTMENTS (COST $1,254,340)	1,254,340

		TOTAL INVESTMENTS — 99.6% (Cost $371,606,971)	439,069,146
		Other Assets and Liabilities (net) — 0.4%	1,814,134

		TOTAL NET ASSETS — 100.0%	$440,883,280

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

GDR - Global Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

USD - United States Dollar

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.2%

	Australia — 5.8%
2,378,746	Asciano Group	12,510,138
1,568,493	Challenger Ltd	8,599,987
4,306,412	Federation Centres Ltd	9,343,159
3,000,000	Incitec Pivot Ltd	7,083,920
2,175,118	Toll Holdings Ltd	11,325,014
2,584,996	Tox Free Solutions Ltd	8,396,725

	Total Australia	57,258,943

	Austria — 1.4%
466,824	Wienerberger AG	7,786,338
380,997	Zumtobel AG	5,997,541

	Total Austria	13,783,879

	Belgium — 1.2%
92,601	SA D’Ieteren NV	4,338,739
317,793	ThromboGenics NV *	7,615,586

	Total Belgium	11,954,325

	Brazil — 0.9%
491,800	Cia de Locacao das Americas *	1,589,440
745,500	Even Construtora e Incorporadora SA	2,623,179
216,300	Grendene SA	1,693,475
345,900	Tupy SA	3,146,430

	Total Brazil	9,052,524

	Canada — 3.4%
220,940	Alamos Gold Inc	2,831,177
367,200	Canyon Services Group Inc	3,858,349
3,135,300	Capstone Mining Corp *	7,940,831
793,400	Gran Tierra Energy Inc *	5,654,871
172,300	Karnalyte Resources Inc *	241,716
827,800	NuVista Energy Ltd *	5,510,353
478,700	Precision Drilling Corp	4,444,009
464,900	Western Energy Services Corp	3,256,620

	Total Canada	33,737,926

	Chile — 0.1%
559,309	Administradora de Fondos de Pensiones Provida SA	797,439

	Finland — 1.0%
351,710	Tikkurila Oyj	9,866,193

	France — 13.1%
176,684	Accor SA	7,738,937
937,261	Altran Technologies SA *	8,334,654
79,826	Arkema SA	9,105,188
83,096	AtoS	7,028,134
120,746	Cap Gemini SA	7,856,076
78,752	Cie Generale des Etablissements Michelin – Class B	8,543,328
75,196	Euler Hermes SA	9,911,486
334,822	Faurecia *	11,263,471
318,561	Groupe Steria SCA	6,366,522
184,577	Nexity SA	6,759,228
326,188	Rexel SA	8,268,121

Shares	Description	Value ($)
	France — continued
131,138	SA des Ciments Vicat	9,760,022
444,708	Societe Television Francaise 1	8,302,620
70,466	Societe BIC SA	8,633,136
95,928	Sodexo	9,632,056
19,070	Technip SA	1,908,748

	Total France	129,411,727

	Germany — 5.5%
112,967	Delticom AG	5,358,821
283,845	Deutsche Wohnen AG	5,699,043
926,999	Deutz AG *	8,039,077
385,569	Grand City Properties SA *	3,660,470
77,444	HeidelbergCement AG	6,047,605
160,436	Rheinmetall AG	9,862,512
414,905	SAF-Holland SA *	5,792,069
372,713	TAG Immobilien AG	4,367,514
224,876	Tom Tailor Holding AG *	5,588,241

	Total Germany	54,415,352

	Hong Kong — 0.7%
4,660,910	HKT Trust	4,082,573
880,500	Hopewell Holdings Ltd	2,951,382

	Total Hong Kong	7,033,955

	India — 0.2%
1,585,122	KEC International Ltd	1,139,254
574,021	Rolta India Ltd	586,309
101,200	Sobha Developers Ltd	528,785

	Total India	2,254,348

	Ireland — 0.4%
64,815	Kerry Group Plc – Class A	4,154,627

	Italy — 7.6%
1,641,757	Amplifon SPA	8,798,646
362,673	Atlantia SPA	8,084,726
394,352	Autogrill SPA *	3,275,872
3,808,304	Banco Popolare Scarl *	7,202,225
1,497,079	Credito Emiliano SPA	11,639,752
279,257	Gtech SPA	8,581,688
1,594,232	Mediaset SPA *	7,242,625
1,586,121	Mediobanca SPA *	13,525,906
1,906,516	Saras SPA *	2,304,674
394,352	World Duty Free SPA *	4,609,933

	Total Italy	75,266,047

	Japan — 21.3%
849,000	77 Bank Ltd (The)	4,199,034
183,200	Aoyama Trading Co Ltd	4,928,266
1,165,000	Calsonic Kansei Corp	5,870,397
340,700	Capcom	6,594,186
278,200	Century Tokyo Leasing Corp	9,593,345
653,000	Daicel Chemical Industries Ltd	5,183,387
157,900	Fuji Seal International Inc	5,136,365
310,000	Fujitsu General Ltd	3,557,398
484,600	Fuji Oil Co Ltd	7,849,263
1,110,000	GS Yuasa Corp	6,420,041
220,900	Hitachi Chemical Co Ltd	3,371,315

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
352,200	Izumi Co Ltd	10,694,530
743,000	Japan Aviation Electronics Industry Ltd	8,366,417
578	Japan Logistics Fund Inc	5,627,947
406,700	Keihin Corp	6,755,584
998	Kenedix Realty Investment Corp (REIT)	4,645,445
173,800	Kintetsu World Express Inc	6,788,854
742,000	Kinugawa Rubber Industrial Co Ltd	3,794,564
207,900	Kyorin Co Ltd	4,301,289
1,609,100	Mitsubishi UFJ Lease & Finance Co Ltd	9,633,446
265,700	Nabtesco Corp	6,198,273
879,300	NHK Spring Co Ltd	9,957,730
569,000	Nippon Shokubai Co Ltd	6,654,464
1,154,000	Nippon Soda Co Ltd	7,475,538
167,000	Nippon Synthetic Chemical Industry Co Ltd	1,517,593
699,000	Nissin Electric Co Ltd	4,201,384
428,900	Paltac Corp	5,782,842
922,000	Rengo Co Ltd	4,968,935
1,432,000	Sanden Corp	5,906,013
1,388,000	Sanwa Holdings Corp	8,970,895
332,000	Sumitomo Rubber Industries	4,699,432
235,100	Tokai Rika Co Ltd	4,781,199
929,000	Tsubakimoto Chain Co	6,736,210
202,000	United Arrows Ltd	8,575,721

	Total Japan	209,737,302

	Mexico — 1.8%
160,900	Controladora Vuela Cia de Aviacion SAB de CV *	2,275,126
1,718,400	Corp Inmobiliaria Vesta SAB de CV	3,183,485
1,800,000	Fibra Shop Portafolios Inmobiliarios SAPI de CV	2,263,391
1,889,400	Genomma Lab Internacional SAB de CV – Class B *	5,574,782
1,517,000	Hoteles City Express SAB de CV *	2,644,854
955,700	Mexico Real Estate Management SA de CV	1,669,157

	Total Mexico	17,610,795

	Netherlands — 0.9%
282,457	Aalberts Industries NV	8,600,659

	New Zealand — 0.5%
1,550,637	Sky City Entertainment Group Ltd	4,678,560

	Norway — 1.4%
119,287	Fred Olsen Energy ASA	4,696,666
556,523	ProSafe SE	4,174,361
524,280	SpareBank 1 SR Bank ASA	4,785,891

	Total Norway	13,656,918

	Philippines — 0.0%
128,320	Cebu Air Inc	151,200

	Russia — 0.3%
100,000	TCS Group Holding Plc *	1,280,000
105,060	TCS Group Holding Plc GDR, 144A * (a)	1,339,515

	Total Russia	2,619,515

	Singapore — 0.8%
1,009,000	ComfortDelgro Corp Ltd	1,578,862
3,380,640	Mapletree Logistics Trust (REIT)	2,826,827
1,214,000	MobileOne Ltd	3,169,167

	Total Singapore	7,574,856

Shares	Description	Value ($)
	South Korea — 3.1%
350,140	DGB Financial Group Inc	5,621,771
153,858	Golfzon Co Ltd	2,940,604
376,240	Kortek Corp	5,276,251
375,100	Magnachip Semiconductor Corp *	7,614,530
41,327	S1 Corp	2,790,414
89,642	Youngone Holding Co Ltd	6,349,509

	Total South Korea	30,593,079

	Spain — 0.9%
6,519	Construcciones y Auxiliar de Ferrocarriles SA	3,534,681
1,300,490	Mapfre SA	5,157,168

	Total Spain	8,691,849

	Sweden — 0.8%
276,796	Svenska Cellulosa AB – Class B	8,071,458

	Switzerland — 3.2%
156,605	Aryzta AG	11,652,018
16,947	Kaba Holding AG – Class B (Registered)	7,597,091
41,047	Sulzer AG	6,374,018
28,250	Swiss Life Holding AG (Registered)	5,835,139

	Total Switzerland	31,458,266

	Thailand — 0.1%
11,839,400	Ananda Development Pcl (Foreign Registered) *	770,985

	Turkey — 0.5%
3,362,169	Emlak Konut Gayrimenkul Yatirim	4,397,168

	United Kingdom — 20.3%
801,869	Aberdeen Asset Management Plc	6,445,051
470,180	Babcock International Group Plc	10,071,348
283,724	Berkeley Group Holdings Plc (Unit Shares)	10,918,893
127,277	DCC Plc	6,025,583
585,076	Diploma Plc	6,699,030
354,575	Domino Printing Sciences Plc	4,082,212
665,444	Euromoney Institutional Investor Plc	13,533,336
1,985,022	F&C Asset Management Plc	3,039,281
929,083	Filtrona Plc	12,459,626
699,478	Great Portland Estates Plc (REIT)	6,656,440
1,271,751	Howden Joinery Group Plc	6,695,617
833,271	Inchcape Plc	8,104,320
1,648,938	ITE Group Plc	8,306,937
518,893	James Fisher & Sons Plc	9,653,452
271,042	John Wood Group Plc	3,523,682
1,241,864	Jupiter Fund Management Plc	7,904,807
300,896	Keller Group Plc	5,214,096
146,968	Renishaw Plc	4,478,203
616,338	Restaurant Group Plc	5,813,344
138,463	Royal Mail Plc *	1,257,831
1,513,459	RPS Group Plc	7,749,926
100,700	Schroders Plc (Non Voting)	3,219,070
1,957,669	Senior Plc	9,284,396
2,081,932	Taylor Wimpey Plc	3,618,834
190,639	Travis Perkins Plc	5,595,406

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
2,975,258	Tyman Plc	11,293,902
155,177	Weir Group Plc (The)	5,429,451
2,164,587	Wilmington Group Plc	8,033,272
202,876	XP Power Ltd	4,860,780

	Total United Kingdom	199,968,126

	TOTAL COMMON STOCKS (COST $766,596,838)	957,568,021

	MUTUAL FUNDS — 2.6%

	United States — 2.6%

	Affiliated Issuers
1,024,082	GMO U.S. Treasury Fund	25,602,062

	TOTAL MUTUAL FUNDS (COST $25,602,062)	25,602,062

Par Value		Description	Value ($)
		SHORT - TERM INVESTMENTS — 0.4%

		Time Deposits — 0.4%
AUD	126	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.63%, due 12/02/13	115
CAD	11,839	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.31%, due 12/02/13	11,147
EUR	7,465	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 12/02/13	10,142
NZD	34	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.65%, due 12/02/13	28
SGD	57,979	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	46,196
GBP	42,475	Citibank (New York) Time Deposit, 0.06%, due 12/02/13	69,523
JPY	30,197,721	Citibank (New York) Time Deposit, 0.01%, due 12/02/13	294,828
NOK	640,493	DnB Nor Bank (Oslo) Time Deposit, 0.60%, due 12/02/13	104,463
USD	3,631,312	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/02/13	3,631,312

		Total Time Deposits	4,167,754

		TOTAL SHORT-TERM INVESTMENTS (COST $4,167,754)	4,167,754

		TOTAL INVESTMENTS — 100.2% (Cost $796,366,654)	987,337,837
		Other Assets and Liabilities (net) — (0.2%)	(1,819,105)

		TOTAL NET ASSETS — 100.0%	$985,518,732

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR	- Global Depository Receipt

REIT	- Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SGD - Singapore Dollar

USD - United States Dollar

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 79.1%

	Australia — 1.0%
35,316	Tox Free Solutions Ltd	114,715

	Austria — 2.9%
20,360	Zumtobel AG	320,501

	Canada — 2.4%
7,900	Suncor Energy Inc	270,895

	France — 12.3%
2,211	Euler Hermes SA	291,429
4,400	Publicis Groupe SA	387,929
2,608	Societe BIC SA	319,519
5,993	Total SA	362,458

	Total France	1,361,335

	Germany — 11.4%
5,120	Daimler AG (Registered)	423,494
5,671	Deutsche Bank AG (Registered)	272,182
30,948	Grand City Properties SA *	293,811
11,037	Tom Tailor Holding AG *	274,273

	Total Germany	1,263,760

	Italy — 8.2%
14,686	Assicurazioni Generali SPA	336,423
10,354	Gtech SPA	318,183
30,199	Mediobanca SPA *	257,527

	Total Italy	912,133

	Japan — 12.1%
8,000	Daiwa House Industry Co Ltd	155,767
26,000	Hitachi Ltd	191,962
6,500	Japan Tobacco Inc	219,877
52	Kenedix Realty Investment Corp (REIT)	242,047
56,000	Kinugawa Rubber Industrial Co Ltd	286,382
59,000	Sanden Corp	243,334

	Total Japan	1,339,369

	Netherlands — 7.6%
4,732	Akzo Nobel NV	356,092
13,511	Koninklijke Philips Electronics NV	483,062

	Total Netherlands	839,154

	Russia — 3.3%
22,676	Sberbank Sponsored ADR	281,674
966	TCS Group Holding Plc *	12,365
5,610	TCS Group Holding Plc GDR, 144A * (a)	71,527

	Total Russia	365,566

	Spain — 2.1%
19,496	Banco Bilbao Vizcaya Argentaria SA	232,259

	Switzerland — 2.5%
14,264	UBS AG (Registered)	271,264

Shares/Par Value		Description	Value ($)
		Thailand — 1.4%
	2,437,000	Ananda Development Pcl (Foreign Registered) *	158,698

		United Kingdom — 2.2%
	63,979	Tyman Plc	242,861

		United States — 9.7%
	2,131	Brookfield Residential Properties, Inc. *	46,051
	9,600	Iconix Brand Group, Inc. *	380,928
	6,300	Merck & Co., Inc.	313,929
	10,600	Morgan Stanley	331,780

		Total United States	1,072,688

		TOTAL COMMON STOCKS (COST $7,562,170)	8,765,198

		MUTUAL FUNDS — 3.4%

		United States — 3.4%

		Affiliated Issuers
	15,057	GMO U.S. Treasury Fund	376,417

		TOTAL MUTUAL FUNDS (COST $376,504)	376,417

		SHORT-TERM INVESTMENTS — 0.4%

		Time Deposits — 0.4%
EUR	1,328	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 12/02/13	1,804
GBP	960	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.06%, due 12/02/13	1,571
JPY	398,341	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	3,891
USD	42,347	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.06%, due 12/02/13	42,347

		Total Time Deposits	49,613

		TOTAL SHORT-TERM INVESTMENTS (COST $49,613)	49,613

		TOTAL INVESTMENTS — 82.9% (Cost $7,988,287)	9,191,228
		Other Assets and Liabilities (net) — 17.1%	1,889,797

		TOTAL NET ASSETS — 100.0%	$11,081,025

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

USD - United States Dollar

As of November 30, 2013, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Foreign Fund	375,755,095	64,822,980	(1,508,929)	63,314,051
Foreign Small Companies Fund	805,743,108	198,656,625	(17,061,896)	181,594,729
Global Focused Equity Fund	8,011,895	1,267,096	(87,763)	1,179,333

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2013 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Foreign Fund
GMO U.S. Treasury Fund	$8,180,610	$75,059,088	$(75,288,808)	$3,929	$201	$7,950,406

Foreign Small Companies Fund
GMO U.S. Treasury Fund	$20,131,383	$114,853,002	$(109,385,998)	$11,891	$1,081	$25,602,062

Global Focused Equity Fund
GMO U.S. Treasury Fund	$270,041	$1,212,087	$(1,105,810)	$206	$18	$376,417

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2013 through November 30, 2013. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2014.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2013, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2013. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that the Funds calculate their net asset value on any business day, the Funds will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service and presented in the table below on a net basis, which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2013 is as follows:

Securities

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Foreign Fund	<1%	96%
Foreign Small Companies Fund	<1%	90%
Global Focused Equity Fund	1%	66%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2013, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Foreign Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$25,678,905	$—	$25,678,905
Austria	—	1,897,833	—	1,897,833
Belgium	—	4,600,088	—	4,600,088
Brazil	—	1,403,568	—	1,403,568
Finland	—	4,292,997	—	4,292,997
France	—	81,281,834	—	81,281,834
Germany	—	27,648,625	—	27,648,625
Hong Kong	—	4,722,004	—	4,722,004
Ireland	—	1,688,901	—	1,688,901
Israel	—	1,491,020	—	1,491,020
Italy	—	31,450,566	—	31,450,566
Japan	—	89,431,422	—	89,431,422
Netherlands	—	21,782,366	—	21,782,366
Norway	—	973,625	—	973,625
Panama	2,150,164	—	—	2,150,164
Russia	—	2,186,226	593,895	2,780,121
South Korea	—	1,787,793	—	1,787,793
Spain	—	10,560,571	—	10,560,571
Sweden	—	6,624,169	—	6,624,169
Switzerland	—	8,136,141	—	8,136,141
Taiwan	—	105,072	—	105,072
Turkey	—	1,966,887	—	1,966,887
United Kingdom	—	92,116,478	—	92,116,478

TOTAL COMMON STOCKS	2,150,164	421,827,091	593,895	424,571,150

Preferred Stocks
Germany	—	5,237,637	—	5,237,637
United Kingdom	—	—	31,785	31,785

TOTAL PREFERRED STOCKS	—	5,237,637	31,785	5,269,422

Rights/Warrants
Spain	—	23,828	—	23,828

TOTAL RIGHTS/WARRANTS	—	23,828	—	23,828

Mutual Funds
United States	7,950,406	—	—	7,950,406

TOTAL MUTUAL FUNDS	7,950,406	—	—	7,950,406

Short-Term Investments	1,254,340	—	—	1,254,340

Total Investments	11,354,910	427,088,556	625,680	439,069,146

Total	$11,354,910	$427,088,556	$625,680	$439,069,146

	Level 1	Level 2	Level 3	Total
Foreign Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$57,258,943	$—	$57,258,943
Austria	—	13,783,879	—	13,783,879
Belgium	—	11,954,325	—	11,954,325
Brazil	—	9,052,524	—	9,052,524
Canada	33,737,926	—	—	33,737,926
Chile	—	797,439	—	797,439
Finland	—	9,866,193	—	9,866,193
France	—	129,411,727	—	129,411,727
Germany	—	54,415,352	—	54,415,352
Hong Kong	—	7,033,955	—	7,033,955
India	—	2,254,348	—	2,254,348
Ireland	—	4,154,627	—	4,154,627
Italy	—	75,266,047	—	75,266,047
Japan	—	209,737,302	—	209,737,302
Mexico	17,610,795	—	—	17,610,795
Netherlands	—	8,600,659	—	8,600,659
New Zealand	—	4,678,560	—	4,678,560
Norway	—	13,656,918	—	13,656,918
Philippines	—	151,200	—	151,200
Russia	—	1,280,000	1,339,515	2,619,515
Singapore	—	7,574,856	—	7,574,856
South Korea	7,614,530	22,978,549	—	30,593,079
Spain	—	8,691,849	—	8,691,849
Sweden	—	8,071,458	—	8,071,458
Switzerland	—	31,458,266	—	31,458,266
Thailand	—	770,985	—	770,985
Turkey	—	4,397,168	—	4,397,168
United Kingdom	—	199,968,126	—	199,968,126

TOTAL COMMON STOCKS	58,963,251	897,265,255	1,339,515	957,568,021

Mutual Funds
United States	25,602,062	—	—	25,602,062

TOTAL MUTUAL FUNDS	25,602,062	—	—	25,602,062

Short-Term Investments	4,167,754	—	—	4,167,754

Total Investments	88,733,067	897,265,255	1,339,515	987,337,837

Total	$88,733,067	$897,265,255	$1,339,515	$987,337,837

	Level 1	Level 2	Level 3	Total
Global Focused Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$114,715	$—	$114,715
Austria	—	320,501	—	320,501
Canada	270,895	—	—	270,895
France	—	1,361,335	—	1,361,335
Germany	—	1,263,760	—	1,263,760
Italy	—	912,133	—	912,133
Japan	—	1,339,369	—	1,339,369
Netherlands	—	839,154	—	839,154
Russia	—	294,039	71,527	365,566
Spain	—	232,259	—	232,259
Switzerland	—	271,264	—	271,264
Thailand	—	158,698	—	158,698
United Kingdom	—	242,861	—	242,861
United States	1,072,688	—	—	1,072,688

TOTAL COMMON STOCKS	1,343,583	7,350,088	71,527	8,765,198

Mutual Funds
United States	376,417	—	—	376,417

TOTAL MUTUAL FUNDS	376,417	—	—	376,417

Short-Term Investments	49,613	—	—	49,613

Total Investments	1,769,613	7,350,088	71,527	9,191,228

Total	$1,769,613	$7,350,088	$71,527	$9,191,228

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2013, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2013	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of November 30, 2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2013
Foreign Fund
Common Stocks
Russia	$—	$839,128	$—	$—	$—	$(245,233)	$—	$—	$593,895	$(245,233)
United Kingdom	—	30,650	(30,650)	—	—	—	—	—	—	—
Preferred Stocks
United Kingdom	$—	$26,252	$—	$—	$—	$5,533	$—	$—	$31,785	$5,533
Rights/Warrants
Italy	—	235	(235)	—	—	—	—	—	—	—

Total	$—	$896,265	$(30,885)	$—	$—	$(239,700)	$—	$—	$625,680	$(239,700)

Foreign Small Companies Fund
Common Stocks
Russia	$—	$1,892,633	$—	$—	$—	$(553,118)	$—	$—	$1,339,515	$(553,118)

Total	$—	$1,892,633	$—	$—	$—	$(553,118)	$—	$—	$1,339,515	$(553,118)

	Balances as of February 28, 2013	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of November 30, 2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2013
Global Focused Equity Fund
Common Stocks
Russia	$—	$101,063	$—	$—	$—	$(29,536)	$—	$—	$71,527	$(29,536)

Total	$—	$101,063	$—	$—	$—	$(29,536)	$—	$—	$71,527	$(29,536)

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

The net aggregate direct and/or indirect exposure to investments in securities using Level 3 inputs (based on the Funds’ net assets) as of November 30, 2013 were as follows:

Fund Name	Level 3 securities
Foreign Fund	<1%
Foreign Small Companies Fund	<1%
Global Focused Equity Fund	1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Market Risk – Equities	X	X	X
Liquidity Risk	X	X	X
Smaller Company Risk	X	X	X
Derivatives Risk	X	X	X
Non-U.S. Investment Risk	X	X	X
Currency Risk	X	X	X
Focused Investment Risk	X	X	X
Leveraging Risk	X	X	X
Counterparty Risk	X	X	X
Market Disruption and Geopolitical Risk	X	X	X
Large Shareholder Risk	X	X	X
Management and Operational Risk	X	X	X
Non-Diversified Funds	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

The Funds invest a substantial portion of their assets in equities and as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., forward currency contracts), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

A Fund’s use of derivatives may be subject to one or more special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government), are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable income to shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies under the 1940 Act:

•	Foreign Fund
•	Global Focused Equity Fund

Temporary Defensive Positions.

Foreign Fund and Foreign Small Companies Fund normally do not take temporary defensive positions. Global Focused Equity Fund may hold up to 20% of its assets in cash or cash equivalents. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposure, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

Certain derivatives transactions used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2013, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Forward currency contracts
To manage against anticipated currency exchange rate changes	X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2013:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$23,828	$—	$—	$—	$23,828

Total	$—	$23,828	$—	$—	$—	$23,828

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (forward currency contracts and rights and/or warrants) outstanding at each month-end, was as follows for the period ended November 30, 2013.

Fund Name	Forward Currency Contracts ($)	Rights and/or Warrants ($)
Foreign Fund	2,719,442	40,807
Foreign Small Companies Fund	4,376,203	36,971*
Global Focused Equity Fund	—	1,412*

*	During the period ended November 30, 2013, the Fund did not hold this investment type at any month-end; therefore, the average amount outstanding was calculated using daily outstanding absolute values.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 98.3%

		United States — 98.3%
		Affiliated Issuers
	96,668,877	GMO International Intrinsic Value Fund, Class IV	2,470,856,491

		TOTAL MUTUAL FUNDS (COST $1,928,530,773)	2,470,856,491

		SHORT-TERM INVESTMENTS — 1.6%

		Time Deposits — 1.6%
EUR	7,106	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 12/02/13	9,654
USD	15,521,508	DnB Nor Bank (Oslo) Time Deposit, 0.06%, due 12/02/13	15,521,508
USD	25,120,525	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/02/13	25,120,525

		Total Time Deposits	40,651,687

		TOTAL SHORT-TERM INVESTMENTS (COST $40,651,687)	40,651,687

		TOTAL INVESTMENTS — 99.9% (Cost $1,969,182,460)	2,511,508,178
		Other Assets and Liabilities (net) — 0.1%	2,037,203

		TOTAL NET ASSETS — 100.0%	$2,513,545,381

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/23/2013	DB	AUD	101,462,974	USD	97,207,516	$4,891,658
12/23/2013	GS	AUD	100,418,842	USD	96,221,234	4,855,378
01/09/2014	BCLY	CAD	21,849,874	USD	20,881,295	328,508
12/10/2013	BCLY	CHF	64,811,040	USD	71,144,648	(358,752)
12/10/2013	GS	CHF	31,323,736	USD	34,374,546	(183,666)
12/10/2013	MSCI	CHF	32,576,978	USD	35,762,367	(178,495)
01/21/2014	MSCI	DKK	275,415,866	USD	49,974,400	(212,554)
12/18/2013	BCLY	EUR	282,691,026	USD	384,664,195	626,349
12/18/2013	GS	EUR	305,215,897	USD	415,600,424	962,376
01/16/2014	BCLY	GBP	97,728,138	USD	156,050,020	(3,858,576)
01/16/2014	GS	GBP	49,721,334	USD	79,088,493	(2,268,512)
01/16/2014	JPM	GBP	49,035,522	USD	78,320,664	(1,914,176)
01/16/2014	MSCI	GBP	97,230,430	USD	154,759,846	(4,334,370)
01/28/2014	BBH	HKD	191,523,973	USD	24,706,012	(1,437)
01/23/2014	BCLY	JPY	25,087,164,229	USD	249,840,219	4,812,105
01/23/2014	MSCI	JPY	25,060,803,774	USD	249,591,637	4,820,987
01/21/2014	DB	NOK	243,337,933	USD	39,755,046	142,396
01/21/2014	GS	NOK	263,114,474	USD	42,979,155	147,109
01/14/2014	DB	NZD	27,948,086	USD	23,378,686	709,817
01/21/2014	MSCI	SEK	238,421,391	USD	36,113,362	(215,291)
01/28/2014	JPM	SGD	11,158,992	USD	8,911,631	20,003

						$8,790,857

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.5%

	Australia — 1.0%
9,966	Commonwealth Bank of Australia	706,326
6,499	CSL Ltd	406,359
99,953	GPT Group (REIT)	325,566
276,912	Telstra Corp Ltd	1,275,145
47,558	Westpac Banking Corp	1,424,701

	Total Australia	4,138,097

	Austria — 0.4%
23,024	OMV AG	1,127,774
9,268	Voestalpine AG	460,291

	Total Austria	1,588,065

	Belgium — 0.1%
3,906	Delhaize Group	227,062

	Canada — 0.4%
32,400	Blackberry Ltd *	204,693
3,800	Canadian Pacific Railway Ltd	579,213
2,600	Magna International Inc – Class A	210,771
5,500	Valeant Pharmaceuticals International Inc *	592,722

	Total Canada	1,587,399

	Finland — 0.5%
272,033	Nokia Oyj *	2,196,793

	France — 7.7%
103,949	ArcelorMittal	1,785,412
88,281	AXA	2,308,889
41,442	BNP Paribas	3,104,747
19,826	Bouygues SA	745,878
13,091	Carrefour SA	513,933
2,893	Casino Guichard-Perrachon SA	323,203
36,129	CNP Assurances	689,490
12,952	Compagnie de Saint-Gobain	687,355
64,380	Credit Agricole SA *	805,319
10,220	European Aeronautic Defense and Space Co NV	725,175
145,895	GDF Suez	3,380,276
11,137	Lafarge SA	789,077
163,512	Orange	2,131,260
30,909	Peugeot SA *	490,123
23,581	Renault SA	2,088,099
28,900	Societe Generale	1,658,017
131,270	Total SA	7,939,236
19,056	Vinci SA	1,223,435
82,083	Vivendi SA	2,081,500

	Total France	33,470,424

	Germany — 3.5%
9,565	Allianz SE (Registered)	1,659,128

Shares	Description	Value ($)
	Germany — continued
4,688	Bayerische Motoren Werke AG	537,449
66,385	Commerzbank AG *	983,021
19,711	Daimler AG (Registered)	1,630,370
24,194	Deutsche Lufthansa AG (Registered) *	524,408
12,543	Deutsche Bank AG (Registered)	602,006
21,011	Deutsche Post AG (Registered)	741,612
152,146	E.ON AG	2,924,291
7,361	Hannover Rueck SE	611,510
10,763	HeidelbergCement AG	840,483
6,575	Muenchener Rueckversicherungs AG (Registered)	1,435,439
26,211	RWE AG	1,005,121
12,463	Suedzucker AG	313,628
18,914	ThyssenKrupp AG *	494,477
2,745	Volkswagen AG	713,679

	Total Germany	15,016,622

	Hong Kong — 0.4%
37	Esprit Holdings Ltd	77
108,000	Galaxy Entertainment Group Ltd *	845,841
107,200	Sands China Ltd	810,744
27,000	Wharf Holdings Ltd (The)	223,795

	Total Hong Kong	1,880,457

	Ireland — 0.2%
31,717	CRH Plc	802,498

	Italy — 4.1%
1,139,622	Enel SPA	5,179,296
192,016	ENI SPA	4,595,147
142,563	Fiat SPA *	1,128,221
126,495	Finmeccanica SPA *	920,107
323,795	Intesa Sanpaolo SPA	780,394
156,302	Mediaset SPA *	710,083
128,256	Parmalat SPA	429,007
26,500	Prada SPA	255,898
17,325	Prysmian SPA	451,970
1,305,467	Telecom Italia SPA	1,269,382
703,176	Telecom Italia SPA-Di RISP	540,591
199,587	UniCredit SPA	1,442,764

	Total Italy	17,702,860

	Japan — 9.5%
45,800	Aeon Co Ltd	617,260
15,900	Asahi Breweries Ltd	435,904
6,400	Central Japan Railway Co	770,521
17,248	Century Tokyo Leasing Corp	594,774
115,000	Cosmo Oil Co Ltd *	212,316
22,000	Daiwa House Industry Co Ltd	428,358
68,000	Daiwa Securities Group Inc	662,289
17,200	FujiFilm Holdings Corp	470,981
24,000	Fuji Heavy Industries Ltd	680,360
61,000	Hitachi Ltd	450,372
38,400	INPEX Corp	445,653
139,300	Itochu Corp	1,760,152
4,600	Japan Airlines Co Ltd	234,286
49,700	JFE Holdings Inc	1,120,524

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
111,420	JX Holdings Inc	580,317
34,600	KDDI Corp	2,178,731
187,000	Marubeni Corp	1,358,107
295,000	Mazda Motor Corp *	1,362,205
72,000	Mitsubishi Chemical Holdings Corp	335,268
54,800	Mitsubishi Corp	1,079,381
96,200	Mitsubishi UFJ Financial Group Inc	621,431
21,000	Mitsui Fudosan Co Ltd	714,342
63,000	Mitsui & Co Ltd	873,969
95,000	Mitsui OSK Lines Ltd	422,923
387,500	Mizuho Financial Group Inc	816,264
403,545	Nippon Steel Corp	1,310,632
50,300	Nippon Telegraph & Telephone Corp	2,529,228
184,000	Nippon Yusen Kabushiki Kaisha	570,951
81,800	Nomura Holdings Inc	650,396
129,400	NTT Docomo Inc	2,079,340
27,600	ORIX Corp	504,604
14,800	Otsuka Holdings Co Ltd	432,910
42,000	Ricoh Co Ltd	482,824
47,300	Showa Shell Sekiyu KK	525,930
264,500	Sojitz Corp	489,008
64,100	Sony Corp	1,171,927
136,000	Sumitomo Corp	1,684,733
41,000	Sumitomo Metal Mining Co Ltd	546,389
22,400	Sumitomo Mitsui Financial Group Inc	1,114,771
146,000	Sumitomo Mitsui Trust Holdings Inc	719,926
13,000	Sumitomo Realty & Development Co Ltd	617,694
137,000	Taisei Corp	623,810
16,300	Takeda Pharmaceutical Co Ltd	792,658
40,000	TonenGeneral Sekiyu KK	386,867
57,900	Toyota Motor Corp	3,616,544
31,500	Toyota Tsusho Corp	812,878
115,200	Yamada Denki Co Ltd	401,977

	Total Japan	41,292,685

	Netherlands — 0.5%
65,737	Aegon NV	583,672
132,288	ING Groep NV *	1,716,148

	Total Netherlands	2,299,820

	Norway — 0.3%
60,536	Statoil ASA	1,363,078

	Portugal — 0.2%
257,680	EDP-Energias de Portugal SA	974,397

	Singapore — 0.2%
239,000	CapitaCommercial Trust (REIT)	282,327
127,000	Capitaland Ltd	306,371
59,000	StarHub Ltd	199,828
29,386	Venture Corp Ltd	176,196
146,971	Yanlord Land Group Ltd	142,710

	Total Singapore	1,107,432

	Spain — 3.6%
23,512	ACS Actividades de Construccion y Servicios SA	759,214
105,864	Banco Bilbao Vizcaya Argentaria SA	1,261,175
184,663	Banco Santander SA	1,641,148

Shares	Description	Value ($)
	Spain — continued
37,873	Distribuidora Internacional de Alimentacion SA	346,477
42,917	Ferrovial SA	811,989
61,921	Gas Natural SDG SA	1,540,775
6,020	Grifols SA	275,118
263,159	Iberdrola SA	1,675,229
253,036	Mapfre SA	1,003,429
93,658	Repsol YPF SA	2,455,253
229,983	Telefonica SA	3,789,478

	Total Spain	15,559,285

	Sweden — 0.1%
11,108	Svenska Cellulosa AB – Class B	323,913

	Switzerland — 0.7%
4,623	Roche Holding AG (Non Voting)	1,289,399
633	Swisscom AG (Registered)	323,350
4,537	Zurich Insurance Group AG	1,264,413

	Total Switzerland	2,877,162

	United Kingdom — 8.2%
44,099	Anglo American Plc	970,084
51,919	ARM Holdings Plc	859,042
11,688	Associated British Foods Plc	438,101
66,346	AstraZeneca Plc	3,805,579
222,250	Aviva Plc	1,561,417
120,587	BAE Systems Plc	842,746
512,187	Barclays Plc	2,270,439
30,369	BHP Billiton Plc	921,605
829,376	BP Plc	6,524,463
218,110	BT Group Plc	1,332,048
49,959	Kingfisher Plc	307,005
1,888,285	Lloyds Banking Group Plc *	2,387,406
92,718	Marks & Spencer Group Plc	737,946
9,530	Next Plc	857,241
45,435	Prudential Plc	969,291
9,274	Reckitt Benckiser Group Plc	744,248
18,120	Rio Tinto Plc	962,571
98,599	Royal Dutch Shell Plc A Shares (London)	3,297,917
71,810	Royal Dutch Shell Plc B Shares (London)	2,515,742
326,996	RSA Insurance Group Plc	569,225
125,811	TUI Travel Plc	755,266
247,969	Vodafone Group Plc	919,593
29,433	WPP Plc	649,802

	Total United Kingdom	35,198,777

	United States — 53.9%
24,800	3M Co.	3,311,048
44,900	Abbott Laboratories	1,714,731
15,200	AbbVie, Inc.	736,440
14,800	Accenture Plc – Class A	1,146,556
17,586	Aetna, Inc.	1,212,203
3,100	Affiliated Managers Group, Inc. *	620,775
19,000	AFLAC, Inc.	1,261,030
5,800	Allergan, Inc.	562,890
18,400	Allstate Corp. (The)	998,568
26,200	American Capital Agency Corp. (REIT)	533,956
17,900	American Express Co.	1,535,820
31,800	American International Group, Inc.	1,582,050
6,000	Ameriprise Financial, Inc.	649,500

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	United States — continued
18,900	Amgen, Inc.	2,156,112
1,900	Apple, Inc.	1,056,533
12,300	Assurant, Inc.	798,762
27,400	AT&T, Inc.	964,754
20,100	Automatic Data Processing, Inc.	1,608,402
1,000	AutoZone, Inc. *	461,600
141,700	Bank of America Corp.	2,241,694
15,300	Baxter International, Inc.	1,047,285
6,300	BE Aerospace, Inc. *	548,100
13,800	Becton, Dickinson and Co.	1,498,542
5,000	Bed Bath & Beyond, Inc. *	390,150
25,900	Best Buy Co., Inc.	1,050,245
5,900	Biogen Idec, Inc. *	1,716,723
4,700	BlackRock, Inc.	1,422,925
16,900	Boeing Co.	2,268,825
21,300	Bristol – Myers Squibb Co.	1,094,394
19,100	Cabot Oil & Gas Corp.	657,995
9,600	CBRE Group, Inc. *	232,704
23,300	CBS Corp. – Class B (Non Voting)	1,364,448
13,700	Celgene Corp. *	2,216,249
26,300	Charles Schwab Corp. (The)	643,824
42,400	Chevron Corp.	5,191,456
800	Chipotle Mexican Grill, Inc. *	419,088
16,100	CH Robinson Worldwide, Inc.	943,943
6,300	Cigna Corp.	550,935
84,100	Cisco Systems, Inc.	1,787,125
64,500	Citigroup, Inc.	3,413,340
22,600	Coach, Inc.	1,308,540
74,300	Coca-Cola Co. (The)	2,986,117
11,600	Cognizant Technology Solutions Corp. – Class A *	1,089,124
13,400	Colgate-Palmolive Co.	881,854
17,900	ConocoPhillips	1,303,120
2,700	Continental Resources Inc. *	290,277
11,600	Covidien Plc	791,816
6,400	CR Bard, Inc.	888,832
6,000	Cree, Inc. *	334,800
10,600	Danaher Corp.	792,880
10,600	Delphi Automotive Plc	620,630
30,300	Delta Air Lines, Inc.	878,094
9,500	Dollar Tree, Inc. *	528,675
5,800	Eastman Chemical Co.	446,774
32,600	eBay, Inc. *	1,646,952
19,700	Ecolab, Inc.	2,111,249
37,500	Eli Lilly & Co.	1,883,250
21,400	EMC Corp.	510,390
5,800	Entergy Corp.	358,962
5,400	EOG Resources, Inc.	891,000
4,800	EQT Corp.	408,528
21,800	Exelon Corp.	586,638
7,400	Expeditors International of Washington, Inc.	321,456
9,300	Exxon Mobil Corp.	869,364
15,800	Facebook, Inc. *	742,758
10,500	Fastenal Co.	488,565
36,500	Ford Motor Co.	623,420
10,300	Fortune Brands Home & Security, Inc.	449,080
15,300	Franklin Resources, Inc.	847,467
13,800	GameStop Corp. – Class A	665,850
14,600	Gannett Co., Inc.	395,076
16,700	Gap Inc. (The)	684,199
61,400	General Motors Co. *	2,378,022
19,600	General Dynamics Corp.	1,796,536

Shares	Description	Value ($)
	United States — continued
18,900	General Mills, Inc.	953,127
9,900	Genuine Parts Co.	820,116
50,700	Genworth Financial, Inc. – Class A *	766,077
23,900	Gilead Sciences, Inc. *	1,787,959
9,800	Goldman Sachs Group, Inc. (The)	1,655,612
5,600	Google, Inc. – Class A *	5,933,704
6,200	Green Mountain Coffee Roasters, Inc. *	417,756
11,400	Halliburton Co.	600,552
55,300	Hartford Financial Services Group, Inc. (The)	1,970,339
5,600	Helmerich & Payne, Inc.	431,200
20,700	Hertz Global Holdings, Inc. *	502,182
113,800	Hewlett-Packard Co.	3,112,430
31,000	Home Depot, Inc.	2,500,770
17,700	Hormel Foods Corp.	796,854
8,800	Humana, Inc.	915,112
47,300	Intel Corp.	1,127,632
15,200	International Paper Co.	709,080
15,400	International Business Machines Corp.	2,767,072
13,600	Intuit, Inc.	1,009,528
800	Intuitive Surgical, Inc. *	301,520
11,500	Invesco Ltd.	400,775
63,800	Johnson & Johnson	6,039,308
73,200	JPMorgan Chase & Co.	4,188,504
4,000	Kansas City Southern	484,080
34,200	KeyCorp.	436,050
17,500	Kimberly-Clark Corp.	1,910,300
9,900	Kohl’s Corp.	547,272
7,600	Kraft Foods Group, Inc.	403,712
20,200	Kroger Co. (The)	843,350
8,800	L-3 Communications Holdings, Inc.	910,448
13,700	Las Vegas Sands Corp.	982,016
18,600	Lincoln National Corp.	954,738
3,100	LinkedIn Corp. *	694,493
6,100	Lockheed Martin Corp.	864,187
8,800	Lorillard, Inc.	451,704
22,000	Lowe’s Cos., Inc.	1,044,560
18,100	LyondellBasell Industries NV – Class A	1,396,958
2,700	Manpowergroup, Inc.	215,811
16,100	Marathon Petroleum Corp.	1,332,114
20,700	Marathon Oil Corp.	746,028
24,500	Masco Corp.	549,290
800	Mastercard, Inc. – Class A	608,648
25,900	McDonald’s Corp.	2,521,883
16,700	Medtronic, Inc.	957,244
40,300	Merck & Co., Inc.	2,008,149
34,500	MetLife, Inc.	1,800,555
19,400	MGM Mirage *	372,286
47,400	Micron Technology, Inc. *	1,000,140
226,500	Microsoft Corp.	8,636,445
3,100	Mohawk Industries, Inc. *	434,062
14,500	Monster Beverage Corp. *	858,110
9,000	Moody’s Corp.	671,670
32,000	Morgan Stanley	1,001,600
2,200	Netflix, Inc. *	804,760
29,600	Nike, Inc. – Class B	2,342,544
7,200	Noble Energy, Inc.	505,728
6,500	Northrop Grumman Corp.	732,420
4,900	O’Reilly Automotive, Inc. *	612,304
72,600	Oracle Corp.	2,562,054
27,800	Paychex, Inc.	1,215,694
40,500	PepsiCo, Inc.	3,420,630
142,473	Pfizer, Inc.	4,520,668

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	United States — continued
31,200	Philip Morris International, Inc.	2,668,848
24,200	Phillips 66	1,684,562
7,300	PNC Financial Services Group, Inc.	561,735
600	Priceline.com, Inc. *	715,398
53,700	Procter & Gamble Co. (The)	4,522,614
13,100	Prudential Financial, Inc.	1,162,756
9,300	Public Service Enterprise Group, Inc.	304,017
37,300	Qualcomm, Inc.	2,744,534
7,000	Raytheon Co.	620,760
56,000	Regions Financial Corp.	544,880
20,100	Reynolds American, Inc.	1,014,045
3,400	Rock- Tenn Co. – Class A	321,028
13,600	Rockwell Collins, Inc.	989,128
10,000	Ross Stores, Inc.	764,600
8,300	SanDisk Corp.	565,645
8,900	Sigma – Aldrich Corp.	767,536
109,500	Sirius XM Holdings, Inc.	412,815
43,900	Staples, Inc.	681,767
16,600	Starbucks Corp.	1,352,236
16,200	State Street Corp.	1,176,282
19,100	Stryker Corp.	1,421,422
41,800	Sysco Corp.	1,405,734
8,200	TE Connectivity LTD	432,304
4,900	Teradata Corp. *	223,636
20,200	Texas Instruments, Inc.	868,600
4,700	Thermo Fisher Scientific, Inc.	473,995
19,000	Time Warner, Inc.	1,248,490
26,600	TJX Cos., Inc. (The)	1,672,608
10,600	Travelers Cos., Inc. (The)	961,844
3,700	Union Pacific Corp.	599,548
13,800	United Continental Holdings, Inc. *	541,650
28,915	UnitedHealth Group, Inc.	2,153,589
10,900	United Technologies Corp.	1,208,374
19,500	Unum Group	654,615
27,800	Valero Energy Corp.	1,271,016
8,100	Varian Medical Systems, Inc. *	632,205
3,500	VF Corp.	821,030
4,600	Viacom, Inc. – Class B	368,782
7,600	Visa, Inc. – Class A	1,546,296
15,400	Walgreen Co.	911,680
48,100	Wal—Mart Stores, Inc.	3,896,581
17,800	WellPoint, Inc.	1,653,264
51,100	Wells Fargo & Co.	2,249,422
9,400	Western Digital Corp.	705,376
4,100	Whirlpool Corp.	626,316
5,200	WW Grainger, Inc.	1,341,184
37,800	Yahoo!, Inc. *	1,397,844
9,500	Yum! Brands, Inc.	737,960

	Total United States	233,074,480

	TOTAL COMMON STOCKS (COST $324,838,802)	412,681,306

	PREFERRED STOCKS — 0.5%

	Germany — 0.5%
14,785	Porsche Automobil Holding SE	1,501,120

Shares / Par Value		Description	Value ($)
		Germany — continued
	2,381	Volkswagen AG	630,795

		Total Germany	2,131,915

		TOTAL PREFERRED STOCKS (COST $1,330,272)	2,131,915

		MUTUAL FUNDS — 2.2%

		United States — 2.2%
		Affiliated Issuers
	381,025	GMO U.S. Treasury Fund	9,525,617

		TOTAL MUTUAL FUNDS (COST $9,526,875)	9,525,617

		SHORT-TERM INVESTMENTS — 1.4%

		Time Deposits — 0.9%
USD	1,572,753	Australia and New Zealand Banking Group Ltd. (ANZ) Time Deposit, 0.06%, due 12/02/13	1,572,753
DKK	8,349	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.10)%, due 12/02/13	1,520
EUR	8	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 12/02/13	10
GBP	7,456	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.06%, due 12/02/13	12,204
HKD	13,518	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	1,751
SGD	2,950	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	2,351
JPY	8,488,760	Citibank (New York) Time Deposit, 0.01%, due 12/02/13	82,878
USD	2,158,568	DnB Nor Bank (Oslo) Time Deposit, 0.06%, due 12/02/13	2,158,568

		Total Time Deposits	3,832,035

		U.S. Government — 0.5%
USD	110,000	U.S. Treasury Bill, 0.02%, due 12/26/13 (a)	109,999
USD	2,070,000	U.S. Treasury Bill, 0.03%, due 01/16/14 (a)	2,069,932

		Total U.S. Government	2,179,931

		TOTAL SHORT-TERM INVESTMENTS (COST $6,011,966)	6,011,966

		TOTAL INVESTMENTS — 99.6% (Cost $341,707,915)	430,350,804
		Other Assets and Liabilities (net) — 0.4%	1,844,331

		TOTAL NET ASSETS — 100.0%	$432,195,135

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/05/2013	BNYM	AUD	953,638	USD	922,745	$54,043
12/05/2013	BOA	AUD	1,237,051	USD	1,192,457	65,584
12/05/2013	SSB	AUD	1,237,051	USD	1,197,985	71,113
12/05/2013	BBH	EUR	1,803,658	USD	2,476,134	25,854
12/05/2013	BCLY	EUR	2,540,031	USD	3,474,887	24,241
12/05/2013	BNYM	EUR	1,170,819	USD	1,595,843	5,280
12/05/2013	BOA	EUR	4,712,604	USD	6,446,442	44,343
12/05/2013	DB	EUR	3,796,056	USD	5,223,145	66,182
12/05/2013	JPM	EUR	3,255,700	USD	4,469,555	46,669
12/05/2013	MSCI	EUR	3,461,516	USD	4,747,577	45,088
12/05/2013	SSB	EUR	3,212,222	USD	4,414,075	50,254
12/05/2013	DB	NOK	4,122,132	USD	697,366	25,102
12/05/2013	BBH	USD	801,112	CAD	825,217	(24,185)
12/05/2013	BBH	USD	385,383	SGD	482,187	(1,185)
12/05/2013	BCLY	USD	416,300	CAD	429,283	(12,138)
12/05/2013	BCLY	USD	307,465	CHF	277,604	(1,206)
12/05/2013	BCLY	USD	2,541,327	HKD	19,700,707	(156)
12/05/2013	BNYM	USD	2,125,077	CAD	2,189,222	(63,965)
12/05/2013	BNYM	USD	342,512	CHF	307,944	(2,782)
12/05/2013	BOA	USD	2,122,408	CAD	2,189,221	(61,297)
12/05/2013	BOA	USD	335,899	CHF	303,347	(1,240)
12/05/2013	BOA	USD	1,817,844	HKD	14,092,107	(120)
12/05/2013	BOA	USD	1,246,580	SGD	1,544,058	(16,303)
12/05/2013	DB	USD	2,126,713	CAD	2,189,217	(65,606)
12/05/2013	DB	USD	342,965	CHF	307,943	(3,236)
12/05/2013	DB	USD	3,031,245	HKD	23,497,577	(321)
12/05/2013	DB	USD	2,366,523	SGD	2,930,064	(31,902)
12/05/2013	JPM	USD	717,959	CHF	645,194	(6,168)
12/05/2013	JPM	USD	522,006	GBP	322,884	6,483
12/05/2013	JPM	USD	2,688,046	HKD	20,838,687	(88)
12/05/2013	JPM	USD	2,690,415	SGD	3,332,189	(35,388)
12/05/2013	MSCI	USD	2,541,373	HKD	19,700,708	(202)
12/05/2013	MSCI	USD	1,950,473	SGD	2,418,636	(23,348)
12/05/2013	RBS	USD	2,604,454	HKD	20,189,866	(187)
12/05/2013	RBS	USD	1,570,822	SGD	1,943,689	(22,126)
12/05/2013	SSB	USD	993,709	HKD	7,703,303	(69)
12/05/2013	SSB	USD	2,298,460	SGD	2,843,540	(32,780)

						$124,238

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
8	DAX	December 2013	$2,552,827	$211,656
37	FTSE 100	December 2013	4,021,428	47,679
86	S&P 500 E-Mini Index	December 2013	7,757,630	522,353

			$14,331,885	$781,688

Sales
14	TOPIX	December 2013	$1,729,264	$(120,204)

+ Buys - Fund is long the underlying asset to the contract.

   Sales - Fund is short the underlying asset to the contract.

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BNYM - Bank of New York Mellon

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

RBS - Royal Bank of Scotland PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SGD - Singapore Dollar

USD - United States Dollar

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.1%

	Australia — 4.9%
3,694,073	Arrium Ltd	5,290,826
349,097	BHP Billiton Ltd	11,915,854
1,145,510	BlueScope Steel Ltd *	5,669,244
107,999	Commonwealth Bank of Australia	7,654,271
134,643	CSL Ltd	8,418,746
32,106	Flight Centre Travel Group Ltd	1,424,045
2,804,113	Goodman Fielder Ltd	1,723,096
621,459	GPT Group (REIT)	2,024,210
570,711	Investa Office Fund (REIT)	1,620,520
204,208	JB Hi–Fi Ltd	3,791,329
61,347	Macquarie Group Ltd	3,028,437
1,977,382	Mirvac Group (REIT)	3,059,273
512,175	Myer Holdings Ltd	1,329,748
360,323	National Australia Bank Ltd	11,359,364
1,307,724	Pacific Brands Ltd	782,869
701,374	QBE Insurance Group Ltd	10,003,829
92,219	Rio Tinto Ltd	5,557,872
1,185,873	Stockland (REIT)	4,156,962
792,137	TABCORP Holdings Ltd	2,543,691
97,514	Tatts Group Ltd	274,431
783,671	Telstra Corp Ltd	3,608,707
543,006	Westpac Banking Corp	16,266,898

	Total Australia	111,504,222

	Austria — 0.5%
126,280	OMV AG	6,185,517
103,187	Voestalpine AG	5,124,732

	Total Austria	11,310,249

	Belgium — 0.9%
183,123	Ageas	7,718,630
153,510	Belgacom SA	4,558,238
102,886	Delhaize Group	5,980,938
33,109	KBC Groep NV	1,888,996

	Total Belgium	20,146,802

	Canada — 1.2%
573,600	Blackberry Ltd *	3,623,817
12,400	Canadian Tire Corp Ltd	1,164,113
31,100	Canadian Pacific Railway Ltd	4,740,400
213,630	First Quantum Minerals Ltd	3,564,187
67,200	Magna International Inc – Class A	5,447,623
34,355	Methanex Corp	2,102,186
189,900	Sherritt International Corp	616,849
62,200	Valeant Pharmaceuticals International Inc *	6,703,146

	Total Canada	27,962,321

	Denmark — 0.3%
27,755	Coloplast A/S	1,820,178
39,979	GN Store Nord A/S	952,495

Shares	Description	Value ($)
	Denmark — continued
44,925	Pandora A/S	2,326,949
71,064	Vestas Wind Systems A/S *	2,025,189

	Total Denmark	7,124,811

	Finland — 1.5%
21,331	Kone Oyj – Class B	1,957,392
121,867	Neste Oil Oyj	2,329,642
2,880,664	Nokia Oyj *	23,262,696
107,494	Sampo Oyj – Class A	5,002,999
55,587	Tieto Oyj	1,196,175
3,470	Wartsila Oyj	169,644

	Total Finland	33,918,548

	France — 12.9%
584,284	Air France–KLM *	6,041,677
1,521,912	Alcatel-Lucent *	6,405,868
274,169	ArcelorMittal	4,709,084
445,783	AXA	11,658,948
228,213	BNP Paribas	17,097,237
124,986	Bouygues SA	4,702,122
49,741	Carrefour SA	1,952,757
37,890	Compagnie Generale des Etablissements Michelin – Class B	4,110,457
224,202	Credit Agricole SA *	2,804,506
163,469	European Aeronautic Defense and Space Co NV	11,599,186
709,363	GDF Suez	16,435,399
35,032	L’Oreal SA	5,853,689
92,507	Lagardere SCA	3,133,685
905,644	Orange	11,804,409
794,415	Peugeot SA *	12,597,012
60,878	Publicis Groupe SA	5,367,360
30,617	Rallye SA	1,296,382
153,247	Renault SA	13,570,033
81,146	Safran SA	5,335,695
139,904	Sanofi	14,778,812
417,015	Societe Generale	23,924,499
1,550,571	Total SA	93,778,848
23,907	Valeo SA	2,534,924
474,891	Vivendi SA	12,042,512

	Total France	293,535,101

	Germany — 6.0%
105	Adidas AG	12,745
34,552	Allianz SE (Registered)	5,993,329
72,087	Aurubis AG	4,246,046
36,851	Bayer AG (Registered)	4,907,462
30,387	Continental AG	6,331,904
192,486	Daimler AG (Registered)	15,921,231
310,532	Deutsche Lufthansa AG (Registered) *	6,730,818
291	Deutsche Bank AG (Registered)	13,967
266,958	Deutsche Post AG (Registered)	9,422,651

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
60,645	Duerr AG	5,275,883
1,932,782	E.ON AG	37,148,644
80,998	Leoni AG	6,029,443
17,875	Merck KGaA	3,098,920
80,034	Metro AG	4,011,232
29,471	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,434,043
68,643	ProSiebenSat.1 Media AG (Registered)	3,081,039
362,898	RWE AG	13,916,161
56,461	Salzgitter AG	2,448,209
172,049	Sky Deutschland AG *	1,761,981

	Total Germany	136,785,708

	Greece — 0.2%
38,751	Marfin Investment Group Holdings SA *	22,149
94,630	OPAP SA	1,255,999
201,158	Public Power Corp SA	2,940,237

	Total Greece	4,218,385

	Hong Kong — 2.5%
867,576	AAC Technologies Holdings Inc	3,933,364
780,600	AIA Group Ltd	3,951,809
457,000	Cheung Kong Holdings Ltd	7,211,290
2,011,000	Esprit Holdings Ltd	4,180,088
1,205,000	Galaxy Entertainment Group Ltd *	9,437,397
1,282,400	Sands China Ltd	9,698,671
693,000	Sun Hung Kai Properties Ltd	8,881,562
270,000	Swire Pacific Ltd	3,256,288
317,000	Wharf Holdings Ltd (The)	2,627,523
2,908,000	Xinyi Glass Holdings Ltd	3,072,669
526,500	Yue Yuen Industrial Holdings	1,631,347

	Total Hong Kong	57,882,008

	Ireland — 0.0%
67,698	C&C Group Plc	408,950

	Israel — 0.3%
360,510	Africa Israel Investments Ltd *	746,782
1,045,634	Bezeq Israeli Telecommunication Corp Ltd	1,748,609
208,197	Partner Communications Co Ltd *	1,993,429
58,633	Teva Pharmaceutical Industries Ltd	2,390,216

	Total Israel	6,879,036

	Italy — 5.2%
1,566,815	A2A SPA	1,792,076
140,949	Azimut Holding SPA	3,598,720
7,552,753	Enel SPA	34,325,367
921,140	ENI SPA	22,043,859
21,706	Exor SPA	849,462
974,923	Fiat SPA *	7,715,386
1,277,749	Finmeccanica SPA *	9,294,166

Shares	Description	Value ($)
	Italy — continued
3,614,213	Intesa Sanpaolo SPA	8,710,796
1,096,880	Mediaset SPA *	4,983,146
453,633	Mediolanum SPA	4,024,475
129,959	Recordati SPA	1,843,400
10,128,390	Telecom Italia SPA	9,848,427
6,694,208	Telecom Italia SPA-Di RISP	5,146,404
702,669	UniCredit SPA	5,079,416

	Total Italy	119,255,100

	Japan — 18.4%
158,200	Aeon Co Ltd	2,132,108
66,420	Adastria Holdings Co Ltd	2,641,800
300	Astellas Pharma Inc	17,805
94,200	Bridgestone Corp	3,458,317
154,800	COLOPL Inc *	3,815,814
78,900	CyberAgent Inc	2,942,343
357,450	Daiei Inc *	1,184,925
1,141,000	Daikyo Inc	3,125,256
91,400	Daito Trust Construction Co Ltd	8,683,646
498,000	Daiwabo Holdings Co Ltd	978,475
663,000	Daiwa Securities Group Inc	6,457,321
297,400	Dena Co Ltd	5,776,863
766,000	DIC Corp	2,376,142
627,000	Fuji Electric Co Ltd	2,843,944
390,400	Fuji Heavy Industries Ltd	11,067,195
74,200	Fuji Oil Co Ltd	1,201,848
88,000	GMO Internet Inc	1,028,759
320,400	Gree Inc	2,927,428
314,000	Gunze Ltd	806,817
278,000	Hanwa Co Ltd	1,342,364
713,174	Haseko Corp *	5,340,247
234,000	Hino Motors Ltd	3,638,297
169,900	INPEX Corp	1,971,781
1,142,000	Itochu Corp	14,429,962
58,000	J Trust Co Ltd	771,318
302,500	JFE Holdings Inc	6,820,092
259,000	Juki Corp *	504,117
2,818,330	JX Holdings Inc	14,678,926
154,520	K’s Holdings Corp	5,060,872
207,580	Kakaku.com Inc	3,805,385
130,800	Kao Corp	4,304,130
2,859,000	Kawasaki Kisen Kaisha Ltd	6,803,698
227,708	KDDI Corp	14,338,568
243,000	Kinugawa Rubber Industrial Co Ltd	1,242,694
1,602,000	Kobe Steel Ltd *	2,758,121
102,084	Kohnan Shoji Co Ltd	1,059,682
186,000	Kubota Corp	3,184,627
164,000	Kurimoto Ltd	408,644
695,800	Leopalace21 Corp *	3,960,380
1,112,000	Marubeni Corp	8,076,013
1,871,000	Mazda Motor Corp *	8,639,611

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
1,140	Medinet Co Ltd *	527,122
165,794	Medipal Holdings Corp	2,212,311
25,404	MEIJI Holdings Co Ltd	1,420,970
1,089,500	Mitsubishi Chemical Holdings Corp	5,073,253
807,800	Mitsubishi Corp	15,911,025
798,783	Mitsui Engineer & Shipbuilding Co Ltd	1,642,356
575,700	Mitsui & Co Ltd	7,986,408
897,000	Mitsui Mining & Smelting Co Ltd	2,578,937
1,487,866	Mitsui OSK Lines Ltd	6,623,708
9,000	Mizuho Financial Group Inc	18,958
31,600	Murata Manufacturing Co Ltd	2,719,388
111,900	Namco Bandai Holdings Inc	2,272,420
27,500	Nidec Corp	2,663,362
1,959,500	Nippon Light Metal Co Ltd	2,567,709
211,800	Nippon Paper Industries Co Ltd	3,863,693
633,000	Nippon Steel Corp	2,055,855
202,100	Nippon Telegraph & Telephone Corp	10,162,167
1,753,000	Nippon Yusen Kabushiki Kaisha	5,439,546
206,908	Nipro Corp	1,879,067
41,550	Nitori Holdings Co Ltd	3,850,647
569,000	Nomura Holdings Inc	4,524,150
309,997	North Pacific Bank Ltd	1,188,116
371,000	NTT Docomo Inc	5,961,633
609,700	Orient Corp *	1,510,038
34,400	Pigeon Corp	1,651,817
2,478,600	Resona Holdings Inc	12,313,038
1,000	Ricoh Co Ltd	11,496
366,600	Round One Corp	2,891,689
38,300	Ryohin Keikaku Co Ltd	3,985,115
106,100	Sanix Inc *	1,083,564
68,300	SoftBank Corp	5,543,562
2,326,500	Sojitz Corp	4,301,235
2,221,800	Sumitomo Mitsui Construction Co Ltd *	2,711,892
1,033,300	Sumitomo Corp	12,800,258
600	Sumitomo Mitsui Financial Group Inc	29,860
585,000	Sumitomo Mitsui Trust Holdings Inc	2,884,634
90,000	Sumitomo Realty & Development Co Ltd	4,276,342
754,000	Taiheiyo Cement Co Ltd	3,052,647
587,000	Taisei Corp	2,672,823
213,400	Takeda Pharmaceutical Co Ltd	10,377,503
229,000	Tokyotokeiba Co Ltd	910,056
1,939,800	Tokyo Electric Power Co Inc (The) *	10,334,345
208,000	Tokyo Tatemono Co Ltd	2,060,061
190,000	TonenGeneral Sekiyu KK	1,837,618
400,000	Tosoh Corp	1,801,141
671,700	Toyota Motor Corp	41,955,652
369,700	Toyota Tsusho Corp	9,540,355
436,900	UNY Co Ltd	2,864,190
287,628	Wacom Co Ltd	2,020,518
1,171,100	Yamada Denki Co Ltd	4,086,420

	Total Japan	419,257,005

Shares	Description	Value ($)
	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—

	Netherlands — 1.9%
966,137	Aegon NV	8,578,229
112,388	Corbion NV	2,413,740
64,571	Delta Lloyd NV	1,566,759
548,217	ING Groep NV *	7,111,921
92,838	Koninklijke Philips Electronics NV	3,319,256
405,456	Koninklijke BAM Groep NV	1,932,036
2,361,571	Koninklijke KPN NV *	7,699,172
709,065	PostNL NV *	4,148,675
934,497	SNS REAAL NV * (a)	—
93,892	Unilever NV	3,687,679
37,672	Wereldhave NV (REIT)	2,873,077

	Total Netherlands	43,330,544

	New Zealand — 0.4%
840,205	Chorus Ltd	1,042,442
510,760	Fletcher Building Ltd	3,791,198
2,149,859	Telecom Corp of New Zealand	4,022,450

	Total New Zealand	8,856,090

	Norway — 0.5%
14,386	Aker Solutions ASA	254,695
131,325	DNB ASA	2,317,457
207,688	Statoil ASA	4,676,473
123,066	TGS Nopec Geophysical Co ASA	3,238,631
26,342	Yara International ASA	1,146,130

	Total Norway	11,633,386

	Portugal — 0.4%
2,264,166	EDP-Energias de Portugal SA	8,561,769
355,218	Portugal Telecom SGPS SA	1,593,502

	Total Portugal	10,155,271

	Singapore — 0.7%
827,600	Ezion Holdings Ltd	1,383,428
1,322,000	Ezra Holdings Ltd *	1,383,270
17,242,000	Golden Agri-Resources Ltd	7,887,867
3,121,000	Noble Group Ltd	2,744,831
340,000	Vard Holdings Ltd *	216,465
1,600,000	Yangzijiang Shipbuilding Holdings Ltd	1,484,075

	Total Singapore	15,099,936

	Spain — 8.5%
164,405	ACS Actividades de Construccion y Servicios SA	5,308,719
109,418	Amadeus IT Holding SA – Class A	4,093,770
1,985,354	Banco Bilbao Vizcaya Argentaria SA	23,651,841
7,088,193	Banco Santander SA	62,994,610
469,375	Distribuidora Internacional de Alimentacion SA	4,294,028

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Spain — continued
138,858	Enagas	3,650,358
94,040	Ferrovial SA	1,779,235
66,716	Fomento de Construcciones y Contratas SA *	1,408,059
549,340	Gas Natural SDG SA	13,669,177
2,569,489	Iberdrola SA	16,356,970
446,032	Repsol YPF SA	11,692,768
2,747,264	Telefonica SA	45,267,245

	Total Spain	194,166,780

	Sweden — 0.8%
182,182	Boliden AB	2,657,946
179,495	Investor AB	5,855,323
77,038	NCC AB – Class B	2,398,334
152,316	Skandinaviska Enskilda Banken AB – Class A	1,845,773
402	Svenska Cellulosa AB – Class B	11,723
251	Svenska Handelsbanken AB – A Shares	11,655
200,802	Swedbank AB – Class A	5,121,177

	Total Sweden	17,901,931

	Switzerland — 3.0%
107,916	ABB Ltd	2,755,245
21,771	Actelion Ltd (Registered)	1,812,100
32,942	Compagnie Financiere Richemont SA – Class A	3,337,704
114,458	Credit Suisse Group AG (Registered)	3,415,684
1,479	Givaudan SA (Registered)	2,084,872
272,326	Novartis AG (Registered)	21,528,916
72,016	Roche Holding AG (Non Voting)	20,085,958
5,780	Swatch Group AG	3,780,431
11,106	Swiss Life Holding AG (Registered)	2,293,984
42,514	Swiss Re AG	3,777,812
13,582	Zurich Insurance Group AG	3,785,157

	Total Switzerland	68,657,863

	United Kingdom — 25.1%
475,868	Aberdeen Asset Management Plc	3,824,806
48,385	Admiral Group Plc	983,234
172,507	Anglo American Plc	3,794,787
308,754	ARM Holdings Plc	5,108,583
191,316	Ashtead Group Plc	2,174,029
26,196	ASOS Plc *	2,484,705
53,823	Associated British Foods Plc	2,017,444
955,832	AstraZeneca Plc	54,826,130
590,853	Aviva Plc	4,151,035
2,346,621	BAE Systems Plc	16,399,828
4,105,576	Barclays Plc	18,199,331
165,360	BBA Aviation Plc	883,266
499,152	BG Group Plc	10,183,841
555,968	BHP Billiton Plc	16,871,896
8,422,076	BP Plc	66,254,053
1,565,846	BT Group Plc	9,562,984

Shares	Description	Value ($)
	United Kingdom — continued
137,893	Bunzl Plc	3,129,394
1,733,103	Darty Plc	2,474,704
5,805,859	Dixons Retail Plc *	4,870,493
345,039	Drax Group Plc	3,902,035
160,632	easyJet Plc	3,733,938
28,393	FirstGroup Plc	53,048
99	Game Group Plc * (a) (b)	—
618,631	GlaxoSmithKline Plc	16,370,707
14,096	Halfords Group Plc	112,320
1,750,930	Home Retail Group Plc	5,463,843
140,187	Imperial Tobacco Group Plc	5,326,495
76,654	InterContinental Hotels Group Plc	2,383,540
1,829,684	ITV Plc	5,682,037
134,190	Lancashire Holdings Ltd	1,728,253
16,455,161	Lloyds Banking Group Plc *	20,804,669
116,310	Mondi Plc	1,909,728
110,697	Next Plc	9,957,403
101,376	Persimmon Plc (Bonus Shares)	1,922,022
213,354	Playtech Ltd	2,441,473
465,016	Premier Foods Plc *	925,250
626,589	Prudential Plc	13,367,388
87,204	Reckitt Benckiser Group Plc	6,998,214
156,464	Reed Elsevier Plc	2,260,534
725,882	Rio Tinto Plc	38,560,306
514,190	Rolls-Royce Holdings Plc	10,377,235
1,590,145	Royal Dutch Shell Plc A Shares (London)	53,186,802
789,211	Royal Dutch Shell Plc B Shares (London)	27,648,674
119,441	Scottish & Southern Energy Plc	2,590,912
113,424	Spectris Plc	4,509,189
493,081	Standard Life Assurance Plc	2,830,164
903,657	Taylor Wimpey Plc	1,570,745
1,668,415	Tesco Plc	9,493,739
1,991,092	Thomas Cook Group Plc *	5,652,137
686,070	Trinity Mirror Plc *	2,037,254
300,123	Tullett Prebon Plc	1,643,048
116,619	Unilever Plc	4,712,351
15,013,547	Vodafone Group Plc	55,677,729
39,512	Whitbread Plc	2,302,986
209,830	WH Smith Plc	3,247,237
808,749	William Hill Plc	5,096,182
363,082	WPP Plc	8,015,885

	Total United Kingdom	572,690,015

	TOTAL COMMON STOCKS (COST $1,822,816,608)	2,192,680,062

	PREFERRED STOCKS — 0.7%

	Germany — 0.7%
105,705	Porsche Automobil Holding SE	10,732,221
20,899	Volkswagen AG	5,536,741

	Total Germany	16,268,962

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value		Description	Value ($)
		United Kingdom — 0.0%
	44,343,750	Rolls-Royce Holdings Plc C Shares *	72,582

		TOTAL PREFERRED STOCKS (COST $11,855,444)	16,341,544

		MUTUAL FUNDS — 1.7%

		United States — 1.7%
		Affiliated Issuers
	1,570,270	GMO U.S. Treasury Fund	39,256,742

		TOTAL MUTUAL FUNDS (COST $39,256,742)	39,256,742

		SHORT-TERM INVESTMENTS — 1.1%

		Time Deposits — 0.7%
CAD	3,995	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.31%, due 12/02/13	3,761
DKK	55	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.10)%, due 12/02/13	10
SGD	100,865	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	80,368
EUR	221,672	Citibank (New York) Time Deposit, 0.04%, due 12/02/13	301,141
GBP	20,127	Citibank (New York) Time Deposit, 0.06%, due 12/02/13	32,944
JPY	80,712,802	Citibank (New York) Time Deposit, 0.01%, due 12/02/13	788,021
USD	3,183,955	Citibank (New York) Time Deposit, 0.06%, due 12/02/13	3,183,955
USD	11,371,119	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.06%, due 12/02/13	11,371,119

		Total Time Deposits	15,761,319

		U.S. Government — 0.4%
USD	2,670,000	U.S. Treasury Bill, 0.02%, due 12/26/13 (c)	2,669,963
USD	6,000,000	U.S. Treasury Bill, 0.02%, due 01/16/14 (c)	5,999,808

		Total U.S. Government	8,669,771

		TOTAL SHORT-TERM INVESTMENTS (COST $24,431,090)	24,431,090

		TOTAL INVESTMENTS — 99.6% (Cost $1,898,359,884)	2,272,709,438
		Other Assets and Liabilities (net) — 0.4%	10,128,774

		TOTAL NET ASSETS — 100.0%	$2,282,838,212

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/05/2013	BBH	AUD	3,397,694	USD	3,281,527	$186,451
12/05/2013	BCLY	AUD	2,923,250	USD	2,818,013	155,124
12/05/2013	BNYM	AUD	2,446,565	USD	2,367,309	138,648
12/05/2013	BOA	AUD	7,282,420	USD	7,019,896	386,090
12/05/2013	MSCI	AUD	6,971,359	USD	6,745,501	395,051
12/05/2013	SSB	AUD	4,682,251	USD	4,534,386	269,162
12/05/2013	BBH	CAD	2,962,371	USD	2,875,837	86,820
12/05/2013	BNYM	CAD	8,132,884	USD	7,894,586	237,628
12/05/2013	BOA	CAD	4,429,000	USD	4,293,830	124,010
12/05/2013	DB	CAD	4,523,207	USD	4,394,065	135,551
12/05/2013	MSCI	CAD	3,686,466	USD	3,579,083	108,344
12/05/2013	RBS	CAD	2,822,461	USD	2,738,897	81,603
12/05/2013	BCLY	EUR	13,053,422	USD	17,857,721	124,575
12/05/2013	BNYM	EUR	23,338,136	USD	31,733,875	28,888
12/05/2013	BOA	EUR	6,281,214	USD	8,592,167	59,103
12/05/2013	DB	EUR	9,900,967	USD	13,623,137	172,618
12/05/2013	MSCI	EUR	21,588,112	USD	29,502,032	174,462
12/05/2013	RBS	EUR	24,908,163	USD	34,229,993	392,116
12/05/2013	SSB	EUR	23,367,875	USD	32,110,965	365,578
12/05/2013	BCLY	GBP	4,138,538	USD	6,675,710	(98,151)
12/05/2013	BNYM	GBP	2,747,854	USD	4,442,098	(55,524)
12/05/2013	BOA	GBP	8,822,474	USD	14,174,384	(266,033)
12/05/2013	DB	GBP	12,390,497	USD	20,073,349	(207,125)
12/05/2013	MSCI	GBP	6,338,298	USD	10,245,459	(128,917)
12/05/2013	BBH	NOK	15,103,311	USD	2,545,057	81,911
12/05/2013	BOA	NOK	18,329,740	USD	3,090,810	101,477
12/05/2013	BCLY	NZD	5,791,048	USD	4,883,689	173,035
12/05/2013	BOA	NZD	4,740,813	USD	3,997,425	141,071
12/05/2013	BBH	USD	13,261,550	CHF	11,917,757	(113,635)
12/05/2013	BBH	USD	7,199,036	HKD	55,805,700	(724)
12/05/2013	BBH	USD	6,585,926	JPY	647,048,130	(268,577)
12/05/2013	BBH	USD	3,739,847	SGD	4,679,255	(11,502)
12/05/2013	BCLY	USD	3,798,692	CHF	3,429,767	(14,903)
12/05/2013	BCLY	USD	12,727,358	HKD	98,664,198	(780)
12/05/2013	BCLY	USD	13,808,068	JPY	1,344,869,003	(677,660)
12/05/2013	BCLY	USD	6,049,032	SGD	7,494,388	(77,642)
12/05/2013	BNYM	USD	3,814,773	CHF	3,429,767	(30,983)
12/05/2013	BNYM	USD	9,840,960	HKD	76,288,103	(647)
12/05/2013	BNYM	USD	10,848,806	JPY	1,065,754,182	(443,489)
12/05/2013	BNYM	USD	4,301,119	SGD	5,320,209	(62,074)
12/05/2013	BOA	USD	9,291,067	HKD	72,025,268	(612)
12/05/2013	BOA	USD	14,302,612	JPY	1,401,062,444	(623,568)
12/05/2013	BOA	USD	22,891,303	SGD	28,353,969	(299,381)
12/05/2013	DB	USD	6,294,657	CHF	5,651,878	(59,389)
12/05/2013	DB	USD	4,602,906	HKD	35,680,760	(487)
12/05/2013	DB	USD	10,861,444	JPY	1,065,754,182	(456,127)
12/05/2013	DB	USD	4,377,941	SGD	5,459,131	(28,206)
12/05/2013	JPM	USD	19,399,802	CHF	17,433,632	(166,659)
12/05/2013	JPM	USD	7,772,899	HKD	60,254,935	(686)
12/05/2013	JPM	USD	14,264,025	JPY	1,401,062,443	(584,981)
12/05/2013	MSCI	USD	6,102,601	CHF	5,484,932	(51,511)
12/05/2013	MSCI	USD	14,686,368	HKD	113,848,652	(1,165)
12/05/2013	MSCI	USD	6,577,618	JPY	647,048,130	(260,269)
12/05/2013	MSCI	USD	12,064,169	SGD	14,977,456	(130,407)
12/05/2013	RBS	USD	3,321,244	CHF	2,984,530	(28,649)
12/05/2013	SSB	USD	18,925,128	CHF	17,004,038	(165,922)
12/05/2013	SSB	USD	18,795,340	HKD	145,702,793	(1,309)
12/05/2013	SSB	USD	29,581,013	SGD	36,596,150	(421,872)

						$(1,620,250)

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
87	DAX	December 2013	$27,761,993	$2,271,141
6	SPI 200	December 2013	728,242	6,919
70	TOPIX	December 2013	8,646,321	508,806

			$37,136,556	$2,786,866

Sales
126	S&P Toronto 60	December 2013	$18,297,938	$(1,028,662)

+ Buys - Fund is long the underlying asset to the contract.

   Sales - Fund is short the underlying asset to the contract.

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Bankrupt issuer.

(c)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BNYM - Bank of New York Mellon

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

RBS - Royal Bank of Scotland PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SGD - Singapore Dollar

USD - United States Dollar

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.0%

	Australia — 6.4%
49,823	BHP Billiton Ltd	1,700,626
14,327	Coca Cola Amatil Ltd	157,752
6,999	Commonwealth Bank of Australia	496,044
17,241	CSL Ltd	1,078,018
2,782	Flight Centre Travel Group Ltd	123,394
16,930	Fortescue Metals Group Ltd	87,620
48,933	Insurance Australia Group Ltd	269,874
7,097	JB Hi–Fi Ltd	131,763
38,920	Myer Holdings Ltd	101,047
26,350	National Australia Bank Ltd	830,697
17,273	Primary Health Care Ltd	78,586
23,821	QBE Insurance Group Ltd	339,763
18,638	Rio Tinto Ltd	1,123,279
22,447	Suncorp-Metway Ltd	269,876
183,279	Telstra Corp Ltd	843,977
37,320	Westpac Banking Corp	1,118,000
16,544	Woodside Petroleum Ltd	563,217
50,902	Woolworths Ltd	1,561,607

	Total Australia	10,875,140

	Austria — 0.2%
11,615	Erste Group Bank AG	407,666
946,419	Immofinanz AG (Entitlement Shares) *	—

	Total Austria	407,666

	Belgium — 1.1%
13,304	Ageas	560,763
3,689	Anheuser-Busch InBev NV	375,969
3,069	Bekaert NV	111,429
4,645	Colruyt SA	261,498
4,624	Delhaize Group	268,801
2,369	KBC Groep NV	135,160
2,957	Umicore SA	131,997

	Total Belgium	1,845,617

	Canada — 3.0%
13,400	Canadian National Railway Co	1,507,800
4,700	Canadian Pacific Railway Ltd	716,395
11,600	Enbridge Inc	477,390
8,100	Magna International Inc – Class A	656,633
9,100	Rogers Communications Inc – Class B	405,948
2,900	Saputo Inc	132,208
2,200	Tim Hortons Inc	127,389
9,596	Valeant Pharmaceuticals International Inc *	1,034,138

	Total Canada	5,057,901

	Denmark — 2.6%
2,577	Chr Hansen Holding A/S	94,357
9,174	Coloplast A/S – Class B	601,633

Shares	Description	Value ($)
	Denmark — continued
7,546	GN Store Nord A/S	179,783
14,047	Novo-Nordisk A/S – Class B	2,510,492
10,364	Novozymes A/S – B Shares	400,040
5,197	Pandora A/S	269,185
11,051	Vestas Wind Systems A/S *	314,933

	Total Denmark	4,370,423

	Finland — 1.6%
13,804	Fortum Oyj	315,854
9,546	Kone Oyj – Class B	875,968
6,906	Neste Oil Oyj	132,017
2,179	Nokian Renkaat Oyj	107,668
48,211	Nokia Oyj *	389,326
3,339	Orion Oyj – Class B	87,932
10,523	Sampo Oyj – Class A	489,763
4,488	Wartsila Oyj	219,412

	Total Finland	2,617,940

	France — 6.1%
18,233	Air France – KLM *	188,535
67,985	Alcatel-Lucent *	286,155
29,588	AXA	773,841
14,967	Bureau Veritas SA	443,982
8,580	Carrefour SA	336,838
2,559	Casino Guichard-Perrachon SA	285,888
22,510	Credit Agricole SA *	281,574
4,075	Danone SA	296,304
2,915	Dassault Systemes SA	334,288
1,559	Electricite de France SA	57,947
5,863	Essilor International SA	614,261
18,407	European Aeronautic Defense and Space Co NV	1,306,096
957	ICADE (REIT)	87,627
1,750	Iliad SA	413,786
619	Kering	137,191
7,648	L’Oreal SA	1,277,946
1,344	Neopost SA	104,755
9,360	Peugeot SA *	148,421
6,292	Publicis Groupe SA	554,739
1,637	Remy Cointreau SA	139,417
728	Renault SA	64,465
6,053	Safran SA	398,011
2,130	Sanofi	225,003
10,669	SES SA – Class A FDR	315,650
763	Societe BIC SA	93,479
8,268	Societe Generale	474,342
5,780	Suez Environnement SA	99,227
2,417	Teleperformance	137,385
1,588	Valeo SA	168,380
1,176	Vallourec SA	66,772
1,575	Wendel	218,127

	Total France	10,330,432

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Germany — 5.5%
825	Adidas AG	100,136
4,518	Bayer AG (Registered)	601,664
3,188	Beiersdorf AG	323,234
1,684	Continental AG	350,904
15,953	Daimler AG (Registered)	1,319,532
16,426	Deutsche Lufthansa AG (Registered) *	356,035
18,766	Deutsche Post AG (Registered)	662,372
3,489	Duerr AG	303,530
1,152	Fielmann AG	131,583
13,954	Freenet AG	394,982
2,749	Hannover Rueck SE	228,371
2,613	Henkel AG & Co KGaA	258,207
1,415	Hochtief AG	124,695
1,954	KUKA AG	91,658
1,906	Merck KGaA	330,436
1,444	Metro AG	72,372
4,069	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	888,335
808	ProSiebenSat.1 Media AG (Registered)	36,267
2,404	Salzgitter AG	104,240
14,620	SAP AG	1,208,599
33,849	Sky Deutschland AG *	346,653
2,369	Software AG	90,420
3,085	Stada Arzneimittel AG	159,081
2,272	Symrise AG	100,471
6,793	ThyssenKrupp AG *	177,592
9,690	TUI AG *	140,342
1,236	Volkswagen AG	321,350
791	Wacker Chemie AG	84,133

	Total Germany	9,307,194

	Hong Kong — 2.5%
63,500	AAC Technologies Holdings Inc	287,892
20,400	AIA Group Ltd	103,276
4,700	ASM Pacific Technology Ltd	39,085
16,000	Cheung Kong Infrastructure Holdings Ltd	105,088
20,000	CLP Holdings Ltd	163,876
107,000	Galaxy Entertainment Group Ltd *	838,009
16,000	Hang Seng Bank Ltd	260,760
19,000	Hongkong Land Holdings Ltd	112,124
216,222	Hong Kong & China Gas	510,457
11,179	Hong Kong Exchanges & Clearing Ltd	196,239
10,000	Luk Fook Holdings International Ltd	36,828
51,000	Power Assets Holdings Ltd	414,176
68,000	Sands China Ltd	514,278
10,000	Sun Hung Kai Properties Ltd	128,161
48,000	Wharf Holdings Ltd (The)	397,858
154,000	Xinyi Glass Holdings Ltd	162,720

	Total Hong Kong	4,270,827

	Ireland — 0.6%
9,245	Elan Corp Plc *	166,912

Shares	Description	Value ($)
	Ireland — continued
6,128	Kerry Group Plc – Class A	392,804
4,441	Paddy Power Plc	342,002
7,637	Smurfit Kappa Group Plc	181,310

	Total Ireland	1,083,028

	Israel — 0.8%
67,389	Bezeq Israeli Telecommunication Corp Ltd	112,694
10,742	Israel Chemicals Ltd	91,416
27,042	Teva Pharmaceutical Industries Ltd	1,102,386

	Total Israel	1,306,496

	Italy — 1.1%
20,008	Assicurazioni Generali SPA	458,338
9,069	Atlantia SPA	202,167
11,984	Azimut Holding SPA	305,976
47,810	Fiat SPA *	378,361
9,126	Mediaset SPA *	41,460
11,883	Mediolanum SPA	105,422
2,470	Saipem SPA	55,329
39,822	UniCredit SPA	287,863
6,574	Unione di Banche Italiane ScpA	44,379

	Total Italy	1,879,295

	Japan — 18.1%
3,900	3-D Matrix Ltd *	101,620
3,300	ABC-Mart Inc	150,571
1,240	Adastria Holdings Co Ltd	49,320
3,070	Aeon Mall Co Ltd	88,287
11,100	Aeon Co Ltd	149,598
9,600	Anritsu Corp	114,428
24,000	Asahi Kasei Corp	189,653
8,000	Astellas Pharma Inc	474,794
8,000	Bridgestone Corp	293,700
1,500	Calbee Inc	38,103
1,500	Central Japan Railway Co	180,591
11,400	Chugai Pharmaceutical Co Ltd	272,398
5,200	COLOPL Inc *	128,180
1,000	CROOZ Inc	34,684
17,400	Dai-ichi Life Insurance Co Ltd (The)	273,295
5,400	Daihatsu Motor Co Ltd	99,013
3,300	Dainippon Sumitomo Pharma Co Ltd	47,645
5,000	Daito Trust Construction Co Ltd	475,035
63,000	Daiwa Securities Group Inc	613,592
7,400	Dena Co Ltd	143,742
4,800	Eisai Co Ltd	187,661
2,500	Fanuc Ltd	421,408
1,600	Fast Retailing Co Ltd	608,355
30,800	Fuji Heavy Industries Ltd	873,129
8,700	Gree Inc	79,490
16,000	Hino Motors Ltd	248,772
600	Hirose Electric Co Ltd	91,931

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
5,200	Hisamitsu Pharmaceutical Co Inc	276,036
73,000	Hitachi Ltd	538,969
13,100	Hoya Corp	354,474
700	Idemitsu Kosan Co Ltd	62,916
31,000	IHI Corp	129,854
2,320	Iida Group Holdings Co Ltd *	46,683
35,200	Itochu Corp	444,776
5,200	Ito En Ltd	112,460
5,700	Izumi Co Ltd	173,080
9,800	J Trust Co Ltd	130,326
3,800	Japan Exchange Group Inc	101,824
13	Japan Real Estate Investment Corp (REIT)	137,076
6	Japan Tissue Engineering Co Ltd *	25,652
6,600	Japan Tobacco Inc	223,260
12,600	JFE Holdings Inc	284,077
5,000	JGC Corp	186,697
1,800	K’s Holdings Corp	58,954
12,116	Kakaku.com Inc	222,112
14,100	Kao Corp	463,977
48,000	Kawasaki Kisen Kaisha Ltd	114,228
12,400	KDDI Corp	780,817
17,000	Keio Corp	112,841
2,093	Keyence Corp	841,736
45,000	Kintetsu Corp	157,891
101,000	Kobe Steel Ltd *	173,889
20,000	Kubota Corp	342,433
2,900	Lawson Inc	212,780
3,000	Makita Corp	149,811
14,100	Matsui Securities Co Ltd	162,420
176,000	Mazda Motor Corp *	812,705
185	Medinet Co Ltd *	85,542
11,200	Medipal Holdings Corp	149,450
5,000	Mitsubishi Estate Co Ltd	138,993
43,000	Mitsubishi Heavy Industries Ltd	276,616
37,000	Mitsui Engineer & Shipbuilding Co Ltd	76,075
8,000	Mitsui Fudosan Co Ltd	272,130
6,000	Monex Group Inc	24,345
3,800	Murata Manufacturing Co Ltd	327,015
106,000	NEC Corp	234,373
800	Nidec Corp	77,480
19,000	Nippon Carbide Industries Co Inc	58,983
7	Nippon Building Fund Inc (REIT)	82,194
4,050	Nitori Holdings Co Ltd	375,334
3,000	Nitto Denko Corp	152,906
85,800	Nomura Holdings Inc	682,201
7,300	Nomura Research Institute Ltd	239,731
15,500	NTT Docomo Inc	249,071
33,000	Odakyu Electric Railway Co Ltd	293,931
22,000	OJI Paper Co Ltd	103,700
3,200	Ono Pharmaceutical Co Ltd	242,616
2,100	Oracle Corp	82,813
1,500	Oriental Land Co Ltd	221,147

Shares	Description	Value ($)
	Japan — continued
47,200	Orient Corp *	116,900
21,500	Panasonic Corp	247,131
9,000	Park24 Co Ltd	170,037
7,100	Rakuten Inc	109,121
15,000	Ricoh Co Ltd	172,437
5,300	Santen Pharmaceutical Co Ltd	252,830
1,200	Sawai Pharmaceuticals Co Ltd	82,976
5,300	SBI Holdings Inc	73,539
2,700	Secom Co Ltd	166,945
6,000	Sekisui House Ltd	83,017
41,200	Seven Bank Ltd	142,559
18,000	Sharp Corp *	59,025
2,300	Shimamura Co Ltd	236,225
4,600	Shimano Inc	408,574
38,000	Shinsei Bank Ltd	94,058
6,100	Shionogi & Co Ltd	134,320
700	SMC Corp	168,912
2,300	SoftBank Corp	186,679
7,700	Stanley Electric Co Ltd	169,812
1,200	Start Today Co Ltd	30,793
9,600	Sumitomo Rubber Industries	135,887
39,000	Sumitomo Mitsui Trust Holdings Inc	192,309
6,000	Sumitomo Realty & Development Co Ltd	285,090
1,800	Suzuken Co Ltd	61,213
4,500	Sysmex Corp	293,374
16,000	Taisei Corp	72,854
2,500	Taiyo Yuden Co Ltd	32,131
2,300	Takara Bio Inc	48,256
10,400	Takeda Pharmaceutical Co Ltd	505,745
8,700	Terumo Corp	455,556
40,000	Tobu Railway Co Ltd	195,528
30,000	Tokyotokeiba Co Ltd	119,221
20,800	Tokyo Electric Power Co Inc (The) *	110,813
15,000	Tokyo Gas Co Ltd	74,754
73,000	Toshiba Corp	315,753
24,000	Tosoh Corp	108,068
3,400	Toyota Boshoku Corp	46,902
67,200	Toyota Motor Corp	4,197,439
3,000	Toyo Suisan Kaisha Ltd	87,453
5,300	Trend Micro Inc	207,877
6,800	Tsumura & Co	184,720
1,000	Tsuruha Holdings Inc	92,140
4,700	Unicharm Corp	297,970
2,200	USS Co Ltd	30,269
16,800	Wacom Co Ltd	118,016
43,000	Yahoo! Japan Corp	207,673
25,800	Yamada Denki Co Ltd	90,026
6,000	Yamaha Motor Co Ltd	95,971

	Total Japan	30,479,293

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Netherlands — 2.6%
1,344	ASML Holding NV	125,588
4,302	Heineken NV	291,942
27,548	ING Groep NV *	357,375
6,230	Koninklijke Philips Electronics NV	222,742
11,857	Koninklijke Ahold NV	215,652
2,412	Randstad Holdings NV	150,077
13,258	Reed Elsevier NV	282,751
70,710	Unilever NV	2,777,188

	Total Netherlands	4,423,315

	New Zealand — 0.1%
82,672	Telecom Corp of New Zealand Ltd	154,682

	Norway — 0.9%
18,015	DNB ASA	317,906
78,717	Marine Harvest ASA	90,569
3,881	Norwegian Air Shuttle ASA *	145,222
8,489	Seadrill Ltd	360,263
19,146	Statoil ASA	431,107
3,948	TGS Nopec Geophysical Co ASA	103,896

	Total Norway	1,448,963

	Portugal — 0.1%
2,588	Jeronimo Martins SGPS SA	53,364
7,857	Zon Optimus SGPS SA	56,857

	Total Portugal	110,221

	Singapore — 2.1%
58,800	Ezion Holdings Ltd	98,291
157,000	Golden Agri-Resources Ltd	71,824
18,900	Keppel Corp Ltd	170,243
171,000	Noble Group Ltd	150,390
74,000	Oversea-Chinese Banking Corp Ltd	615,536
41,000	SATS Ltd	104,816
36,000	SembCorp Industries Ltd	154,822
43,000	Singapore Exchange Ltd	247,572
72,000	Singapore Press Holdings Ltd	244,260
96,000	Singapore Technologies Engineering Ltd	308,899
254,500	Singapore Telecommunications Ltd	753,644
54,000	SMRT Corp Ltd	55,713
63,000	StarHub Ltd	213,376
15,000	United Overseas Bank Ltd	249,969
127,000	Yangzijiang Shipbuilding Holdings Ltd	117,798

	Total Singapore	3,557,153

	Spain — 1.9%
13,173	Amadeus IT Holding SA – Class A	492,855
31,208	Distribuidora Internacional de Alimentacion SA	285,503
6,703	Enagas	176,211
19,889	Ferrovial SA	376,299
15,656	Gamesa Corp Tecnologica SA *	154,178

Shares	Description	Value ($)
	Spain — continued
9,633	Gas Natural SDG SA	239,697
2,650	Grifols SA	121,107
19,748	Iberdrola SA	125,713
4,781	Inditex SA	762,493
14,242	International Consolidated Airlines Group SA *	85,314
4,710	Red Electrica de Espana	301,599
5,274	Repsol YPF SA	138,258

	Total Spain	3,259,227

	Sweden — 2.9%
6,474	Boliden AB	94,452
14,546	Ericsson LM B Shares	181,319
45,276	Hennes & Mauritz AB – Class B	1,919,650
18,465	Investor AB	602,349
6,527	Kinnevik Investment AB	256,398
2,800	Millicom International Cellular SA SDR	251,311
9,633	Nordea Bank AB	124,346
8,548	Scania AB – Class B	169,378
28,499	Skandinaviska Enskilda Banken AB – Class A	345,352
11,106	Svenska Cellulosa AB – Class B	323,854
21,773	Swedbank AB – Class A	555,290

	Total Sweden	4,823,699

	Switzerland — 11.1%
15,882	ABB Ltd	405,489
5,779	Actelion Ltd (Registered)	481,013
8,468	Compagnie Financiere Richemont SA – Class A	857,983
17,564	Credit Suisse Group AG (Registered)	524,149
24	Fischer (George) AG (Registered)	16,518
1,786	Geberit AG (Registered)	524,142
155	Givaudan SA (Registered)	218,496
1,275	Holcim Ltd	92,297
1,049	Kuehne & Nagel International AG (Registered)	135,726
62,820	Nestle SA (Registered)	4,582,425
19,156	Novartis AG (Registered)	1,514,390
231	Pargesa Holding SA	17,853
1,260	Partners Group Holding AG	313,728
20,791	Roche Holding AG (Non Voting)	5,798,811
1,442	Schindler Holding AG	198,640
243	SGS SA (Registered)	546,847
970	Sonova Holding AG (Registered)	135,104
412	Straumann Holding AG	76,632
1,702	Swatch Group AG (The)	189,873
1,231	Swatch Group AG	805,140
1,356	Swiss Life Holding AG (Registered)	280,087
531	Swisscom AG (Registered)	271,246
982	Syngenta AG (Registered)	384,948
5,651	Transocean Ltd	284,397

	Total Switzerland	18,655,934

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — 23.7%
47,930	Aberdeen Asset Management Plc	385,239
12,645	Admiral Group Plc	256,960
6,117	Aggreko Plc	160,410
9,794	Anglo American Plc	215,447
41,086	ARM Holdings Plc	679,801
29,532	Ashmore Group Plc	190,036
17,894	Ashtead Group Plc	203,339
3,203	ASOS Plc *	303,806
7,735	Associated British Foods Plc	289,931
4,106	AstraZeneca Plc	235,518
11,671	Babcock International Group Plc	249,995
77,725	Barclays Plc	344,542
39,961	Barratt Developments Plc	214,867
85,829	BG Group Plc	1,751,108
7,174	BHP Billiton Plc	217,708
75,072	British American Tobacco Plc	3,995,069
21,615	British Sky Broadcasting Group Plc	289,654
127,936	BT Group Plc	781,335
15,773	Bunzl Plc	357,958
10,313	Burberry Group Plc	257,290
18,761	Capita Group Plc	305,913
60,448	Cobham Plc	261,200
3,372	Croda International Plc	128,100
79,564	Diageo Plc	2,535,537
12,502	easyJet Plc	290,613
22,547	Experian Plc	415,327
195,206	GlaxoSmithKline Plc	5,165,697
32,907	Glencore International Plc	166,271
10,730	ICAP Plc	72,624
8,211	IMI Plc	196,876
1,474	Imperial Tobacco Group Plc	56,006
9,995	InterContinental Hotels Group Plc	310,792
4,715	Intertek Group Plc	234,122
153,741	ITV Plc	477,439
144,014	John Wood Group Plc	1,872,254
11,715	Legal & General Group Plc	40,947
13,660	LG Group Holdings Plc	130,610
1,448,894	Lloyds Banking Group Plc *	1,831,873
63,650	Man Group Plc	92,105
12,757	Micro Focus International Plc	170,431
9,729	Mondi Plc	159,743
6,782	Next Plc	610,054
9,436	Persimmon Plc (Bonus Shares)	178,900
11,418	Playtech Ltd	130,660
61,211	Prudential Plc	1,305,850
24,453	Reckitt Benckiser Group Plc	1,962,379
23,594	Reed Elsevier Plc	340,877
26,213	Resolution Ltd	146,585
6,491	Rightmove Plc	269,353
44,664	Rio Tinto Plc	2,372,641
34,973	Rolls-Royce Holdings Plc	705,815
21,513	Sage Group Plc (The)	122,508

Shares / Par Value		Description	Value ($)
		United Kingdom — continued
	1,198	Shire Plc	54,261
	8,488	Smiths Group Plc	190,525
	18,407	Smith & Nephew Plc	245,350
	5,413	Spectris Plc	215,195
	62,547	Standard Life Assurance Plc	359,004
	23,431	Standard Chartered Plc	554,376
	125,391	Taylor Wimpey Plc	217,956
	10,557	Telecity Group Plc	121,188
	32,963	Unilever Plc	1,331,972
	5,875	United Business Media Ltd	65,282
	193,148	Vodafone Group Plc	716,289
	6,453	Whitbread Plc	376,118
	50,735	William Hill Plc	319,697
	31,472	WPP Plc	694,818

		Total United Kingdom	39,902,146

		TOTAL COMMON STOCKS (COST $144,354,596)	160,166,592

		PREFERRED STOCKS — 0.9%

		Germany — 0.9%
	1,873	Bayerische Motoren Werke AG	162,131
	1,536	Fuchs Petrolub SE	144,835
	4,369	Volkswagen AG	1,157,473

		Total Germany	1,464,439

		United Kingdom — 0.0%
	12,948,762	Rolls-Royce Holdings Plc C Shares *	21,195

		TOTAL PREFERRED STOCKS (COST $1,178,889)	1,485,634

		MUTUAL FUNDS — 0.6%

		United States — 0.6%
		Affiliated Issuers
	40,800	GMO U.S. Treasury Fund	1,020,000

		TOTAL MUTUAL FUNDS (COST $1,020,000)	1,020,000

		SHORT-TERM INVESTMENTS — 1.1%

		Time Deposits — 1.1%
USD	840,566	Bank of America (Charlotte) Time Deposit, 0.06%, due 12/02/13	840,566
DKK	55	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.10)%, due 12/02/13	10
EUR	1,664	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 12/02/13	2,260
GBP	28,244	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.06%, due 12/02/13	46,229
NOK	4,429	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.60%, due 12/02/13	723

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares/ Par Value		Description	Value ($)
		Time Deposits — (continued)
SGD	4,608	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	3,672
EUR	17,287	Citibank (New York) Time Deposit, 0.04%, due 12/02/13	23,484
JPY	83,635,162	Citibank (New York) Time Deposit, 0.01%, due 12/02/13	816,552
USD	171,723	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/02/13	171,723

		Total Time Deposits	1,905,219

		TOTAL SHORT-TERM INVESTMENTS (COST $1,905,219)	1,905,219

		TOTAL INVESTMENTS — 97.6% (Cost $148,458,704)	164,577,445
		Other Assets and Liabilities (net) — 2.4%	4,056,474

		TOTAL NET ASSETS — 100.0%	$168,633,919

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/05/2013	BBH	AUD	2,175,267	USD	2,100,895	$119,369
12/05/2013	BCLY	AUD	4,659,020	USD	4,491,295	247,234
12/05/2013	BNYM	AUD	4,589,441	USD	4,440,766	260,087
12/05/2013	BOA	AUD	5,252,638	USD	5,063,286	278,477
12/05/2013	MSCI	AUD	1,648,377	USD	1,594,973	93,410
12/05/2013	SSB	AUD	4,132,130	USD	4,001,637	237,538
12/05/2013	BCLY	CAD	2,539,426	USD	2,462,624	71,802
12/05/2013	BNYM	CAD	4,151,726	USD	4,030,078	121,306
12/05/2013	BOA	CAD	1,055,308	USD	1,023,101	29,548
12/05/2013	DB	CAD	2,644,681	USD	2,569,173	79,255
12/05/2013	RBS	CAD	4,421,648	USD	4,290,738	127,839
12/05/2013	SSB	CAD	2,978,610	USD	2,890,493	86,188
12/05/2013	BNYM	CHF	1,431,211	USD	1,602,969	24,028
12/05/2013	DB	CHF	1,431,211	USD	1,602,664	23,723
12/05/2013	MSCI	CHF	1,226,752	USD	1,368,587	15,209
12/05/2013	BBH	DKK	24,552,670	USD	4,520,646	49,167
12/05/2013	BCLY	DKK	14,077,752	USD	2,581,089	17,280
12/05/2013	BOA	DKK	34,199,928	USD	6,272,478	44,061
12/05/2013	MSCI	DKK	3,137,463	USD	577,864	6,476
12/05/2013	BCLY	EUR	2,350,105	USD	3,244,120	51,490
12/05/2013	BNYM	EUR	3,357,294	USD	4,629,868	68,965
12/05/2013	MSCI	EUR	1,007,188	USD	1,386,608	18,337
12/05/2013	BBH	GBP	3,394,225	USD	5,486,323	(69,264)
12/05/2013	BCLY	GBP	3,274,612	USD	5,282,146	(77,662)
12/05/2013	BOA	GBP	775,337	USD	1,250,518	(18,536)
12/05/2013	DB	GBP	3,063,284	USD	4,962,704	(51,207)
12/05/2013	MSCI	GBP	775,453	USD	1,253,471	(15,772)
12/05/2013	BCLY	HKD	38,233,857	USD	4,931,464	(276)
12/05/2013	BNYM	HKD	38,233,743	USD	4,931,541	(184)
12/05/2013	BOA	HKD	16,385,890	USD	2,113,579	(18)
12/05/2013	DB	HKD	38,233,743	USD	4,931,477	(248)
12/05/2013	MSCI	HKD	16,385,938	USD	2,113,614	11
12/05/2013	SSB	HKD	16,385,890	USD	2,113,612	16
12/05/2013	BBH	JPY	521,087,830	USD	5,353,110	265,555

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/05/2013	BNYM	JPY	334,984,363	USD	3,411,107	140,542
12/05/2013	BOA	JPY	521,086,267	USD	5,354,068	266,527
12/05/2013	DB	JPY	521,086,267	USD	5,354,315	266,775
12/05/2013	MSCI	JPY	334,984,364	USD	3,411,059	140,493
12/05/2013	BBH	NOK	15,115,534	USD	2,547,117	81,978
12/05/2013	BOA	NOK	5,907,556	USD	996,148	32,705
12/05/2013	JPM	NOK	9,950,311	USD	1,676,608	53,846
12/05/2013	BNYM	SEK	8,892,376	USD	1,393,193	36,898
12/05/2013	DB	SEK	8,894,965	USD	1,396,263	39,573
12/05/2013	JPM	SEK	17,260,012	USD	2,703,413	70,858
12/05/2013	BBH	SGD	2,076,252	USD	1,677,251	22,931
12/05/2013	BNYM	SGD	3,229,722	USD	2,612,410	39,026
12/05/2013	MSCI	SGD	2,076,251	USD	1,677,258	22,939
12/05/2013	RBS	SGD	3,229,731	USD	2,612,389	38,999
12/05/2013	SSB	SGD	3,229,722	USD	2,612,422	39,039
12/05/2013	BBH	USD	1,216,778	AUD	1,283,656	(47,451)
12/05/2013	BBH	USD	3,751,079	DKK	20,264,343	(60,581)
12/05/2013	BBH	USD	4,868,020	GBP	3,009,725	58,227
12/05/2013	BBH	USD	6,583,649	JPY	646,824,446	(268,484)
12/05/2013	BBH	USD	2,001,817	NOK	11,802,918	(76,921)
12/05/2013	BBH	USD	2,477,144	SGD	3,067,076	(33,354)
12/05/2013	BCLY	USD	3,823,426	AUD	3,993,589	(185,529)
12/05/2013	BCLY	USD	1,941,246	CAD	2,033,944	(26,325)
12/05/2013	BCLY	USD	1,603,148	DKK	8,684,719	(21,505)
12/05/2013	BCLY	USD	4,593,757	EUR	3,357,889	(32,046)
12/05/2013	BCLY	USD	4,865,565	GBP	3,009,724	60,680
12/05/2013	BCLY	USD	5,799,719	HKD	44,960,208	(355)
12/05/2013	BCLY	USD	1,703,767	JPY	166,863,906	(74,619)
12/05/2013	BNYM	USD	3,824,261	AUD	3,993,589	(186,364)
12/05/2013	BNYM	USD	3,239,071	CAD	3,389,905	(47,539)
12/05/2013	BNYM	USD	2,135,217	CHF	1,919,720	(17,342)
12/05/2013	BNYM	USD	5,398,263	EUR	3,931,528	(57,261)
12/05/2013	BNYM	USD	4,747,580	HKD	36,803,717	(312)
12/05/2013	BNYM	USD	3,583,993	JPY	352,582,503	(141,612)
12/05/2013	BNYM	USD	1,229,683	SEK	7,850,306	(32,328)
12/05/2013	BNYM	USD	3,507,650	SGD	4,338,738	(50,623)
12/05/2013	BOA	USD	3,823,774	AUD	3,993,602	(185,865)
12/05/2013	BOA	USD	5,355,043	DKK	28,949,062	(82,902)
12/05/2013	BOA	USD	2,319,351	HKD	17,979,835	(153)
12/05/2013	BOA	USD	6,005,632	JPY	588,302,727	(261,835)
12/05/2013	BOA	USD	600,270	NOK	3,540,875	(22,801)
12/05/2013	DB	USD	2,266,819	CAD	2,372,933	(32,747)
12/05/2013	DB	USD	1,976,987	CHF	1,775,107	(18,652)
12/05/2013	DB	USD	4,142,327	GBP	2,579,764	80,170
12/05/2013	DB	USD	5,380,135	HKD	41,705,674	(569)
12/05/2013	DB	USD	5,978,869	JPY	588,302,728	(235,071)
12/05/2013	DB	USD	1,447,923	SEK	9,158,689	(51,009)
12/05/2013	JPM	USD	2,166,708	HKD	16,796,159	(191)
12/05/2013	JPM	USD	1,583,583	JPY	155,545,016	(64,944)
12/05/2013	JPM	USD	1,402,137	NOK	8,262,042	(54,710)
12/05/2013	JPM	USD	1,448,749	SEK	9,158,690	(51,835)
12/05/2013	MSCI	USD	1,216,625	AUD	1,283,655	(47,300)
12/05/2013	MSCI	USD	1,858,757	CHF	1,670,625	(15,689)
12/05/2013	MSCI	USD	2,088,042	EUR	1,520,723	(22,132)
12/05/2013	MSCI	USD	4,715,141	HKD	36,551,751	(374)
12/05/2013	MSCI	USD	4,389,141	JPY	431,765,046	(173,673)
12/05/2013	MSCI	USD	2,175,548	SGD	2,692,162	(30,482)
12/05/2013	RBS	USD	3,239,167	CAD	3,389,906	(47,633)
12/05/2013	RBS	USD	3,717,902	SGD	4,600,424	(52,369)
12/05/2013	SSB	USD	2,433,810	AUD	2,567,310	(95,159)
12/05/2013	SSB	USD	2,268,408	CAD	2,372,934	(34,335)
12/05/2013	SSB	USD	2,605,770	HKD	20,200,114	(181)
12/05/2013	SSB	USD	2,799,344	SGD	3,463,209	(39,923)

						$612,325

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Futures Contracts

Number of Contracts+	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
3	DAX	December 2013	$957,310	$78,095
1	FTSE/MIB	December 2013	128,971	4,692
2	SPI 200	December 2013	242,748	5,728
13	TOPIX	December 2013	1,605,745	80,542

			$2,934,774	$169,057

Sales
2	FTSE 100	December 2013	$217,375	$(10,516)

+ Buys - Fund is long the underlying asset to the contract.

   Sales - Fund is short the underlying asset to the contract.

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

FDR - Fiduciary Depositary Receipt

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

*	Non-income producing security.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BNYM - Bank of New York Mellon

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

RBS - Royal Bank of Scotland PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.1%

	Australia — 3.9%
26,894,835	Arrium Ltd	38,520,047
2,129,037	Bank of Queensland Ltd	23,601,395
981,104	Bendigo and Adelaide Bank Ltd	10,056,390
1,456,369	BHP Billiton Ltd	49,710,770
5,041,766	BlueScope Steel Ltd *	24,952,205
460,927	Commonwealth Bank of Australia	32,667,527
861,183	CSL Ltd	53,846,695
12,679,059	Goodman Fielder Ltd	7,791,137
1,992,653	Insurance Australia Group Ltd	10,989,820
3,011,355	Investa Office Fund (REIT)	8,550,667
497,825	Macquarie Group Ltd	24,575,475
13,739,620	Mirvac Group (REIT)	21,257,022
1,844,276	National Australia Bank Ltd	58,141,731
5,221,859	Pacific Brands Ltd	3,126,066
4,341,095	QBE Insurance Group Ltd	61,917,851
9,606,184	Stockland (REIT)	33,673,538
6,598,505	TABCORP Holdings Ltd	21,188,960
4,566,566	Tatts Group Ltd	12,851,561
2,571,036	Westpac Banking Corp	77,020,846

	Total Australia	574,439,703

	Austria — 0.4%
1,167,625	Immofinanz AG (Entitlement Shares) *	—
749,384	OMV AG	36,706,742
608,547	Voestalpine AG	30,223,188

	Total Austria	66,929,930

	Belgium — 0.6%
934,234	Ageas	39,377,943
1,036,591	Belgacom SA	30,779,937
289,071	Delhaize Group	16,804,189

	Total Belgium	86,962,069

	Canada — 0.9%
5,203,400	Blackberry Ltd *	32,873,377
200,800	Canadian Tire Corp Ltd	18,851,114
1,740,300	First Quantum Minerals Ltd	29,035,040
176,200	Home Capital Group Inc	14,230,709
23,100	Husky Energy Inc	652,264
355,900	Magna International Inc – Class A	28,851,323
21	Precision Drilling Corp	195
334,100	RONA Inc	4,079,914

	Total Canada	128,573,936

	Denmark — 0.2%
200,689	Jyske Bank A/S *	10,839,161
480,896	Vestas Wind Systems A/S *	13,704,621

	Total Denmark	24,543,782

Shares	Description	Value ($)
	Finland — 1.2%
19,325,219	Nokia Oyj *	156,060,096
576,608	Sampo Oyj – Class A	26,836,564

	Total Finland	182,896,660

	France — 14.1%
3,801,902	Air France–KLM *	39,312,839
3,362,432	Alcatel–Lucent *	14,152,786
3,630,934	AXA	94,962,957
2,588,173	BNP Paribas	193,900,469
1,186,117	Carrefour SA	46,565,177
260,471	Cie Generale des Etablissements Michelin – Class B	28,256,924
517,885	CNP Assurances	9,883,379
746,435	European Aeronautic Defense and Space Co NV	52,964,406
5,790,671	GDF Suez	134,165,425
147,785	L’Oreal SA	24,694,207
7,312,881	Orange	95,318,071
6,467,098	Peugeot SA *	102,548,554
262,789	Publicis Groupe SA	23,169,011
1,223,014	Renault SA	108,297,977
74,565	Safran SA	4,902,967
1,242,656	Sanofi	131,268,436
3,458,471	Societe Generale	198,415,374
849,508	Solocal Group *	1,349,099
1,383,549	Technicolor *	6,997,154
11,489,274	Total SA	694,873,616
3,468,679	Vivendi SA	87,960,411

	Total France	2,093,959,239

	Germany — 6.1%
414,335	Allianz SE (Registered)	71,869,821
605,961	Aurubis AG	35,692,127
207,143	Bayer AG (Registered)	27,585,311
107,931	Continental AG	22,490,169
881,616	Daimler AG (Registered)	72,921,730
1,971,503	Deutsche Lufthansa AG (Registered) *	42,732,564
1,388,115	Deutsche Post AG (Registered)	48,995,432
214,335	Duerr AG	18,646,326
12,625,846	E.ON AG	242,672,510
978,226	Freenet AG	27,689,687
161,789	Hannover Rueck SE	13,440,507
1,078,831	Kloeckner & Co SE *	15,024,517
110,799	Merck KGaA	19,208,797
611,424	Metro AG	30,644,020
347,838	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	75,939,214
3,104,327	RWE AG	119,042,577
400,500	Salzgitter AG	17,366,106

	Total Germany	901,961,415

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Greece — 0.1%
316,816	OPAP SA	4,205,016
661,208	Public Power Corp SA	9,664,583

	Total Greece	13,869,599

	Hong Kong — 1.8%
7,263,994	AAC Technologies Holdings Inc	32,933,060
3,023,000	Cheung Kong Holdings Ltd	47,701,818
792,098	CLP Holdings Ltd	6,490,293
16,440,890	Esprit Holdings Ltd	34,174,226
2,676,000	Galaxy Entertainment Group Ltd *	20,958,070
3,148,191	Link (REIT)	15,362,106
3,282,800	Sands China Ltd	24,827,509
4,587,000	Sun Hung Kai Properties Ltd	58,787,482
2,046,000	Wharf Holdings Ltd (The)	16,958,710
3,415,400	Yue Yuen Industrial Holdings	10,582,530

	Total Hong Kong	268,775,804

	Ireland — 0.1%
827,145	Smurfit Kappa Group Plc	19,637,269

	Israel — 0.4%
1,962,415	Bank Hapoalim BM	10,933,543
5,984,030	Bank Leumi Le-Israel *	24,319,542
8,439,228	Israel Discount Bank Ltd – Class A *	17,100,229
1,176,522	Partner Communications Co Ltd *	11,264,875

	Total Israel	63,618,189

	Italy — 7.2%
30,350,100	A2A SPA	34,713,535
1,342,269	Assicurazioni Generali SPA	30,748,373
770,115	Azimut Holding SPA	19,662,632
51,922,617	Enel SPA	235,975,260
8,956,855	ENI SPA	214,347,060
706,064	Exor SPA	27,631,736
7,963,247	Fiat SPA *	63,019,872
6,169,607	Finmeccanica SPA *	44,876,849
33,464,923	Intesa Sanpaolo SPA	80,655,490
244,559	Italcementi SPA-Di RISP	1,158,229
14,116,588	Mediaset SPA *	64,131,917
2,343,707	Mediolanum SPA	20,792,558
13,628,075	Milano Assicurazioni SPA *	12,101,839
494,827	Recordati SPA	7,018,860
88,034,766	Telecom Italia SPA	85,601,362
46,251,847	Telecom Italia SPA-Di RISP	35,557,710
12,670,461	UniCredit SPA	91,591,556

	Total Italy	1,069,584,838

	Japan — 18.8%
285,200	Adastria Holdings Co Ltd	11,343,591
2,844,600	Aeon Co Ltd	38,337,505
255,100	Alfresa Holdings Corp	13,241,286

Shares	Description	Value ($)
	Japan — continued
516,500	Astellas Pharma Inc	30,653,867
682,800	Bridgestone Corp	25,067,289
1,685,000	Calsonic Kansei Corp	8,490,660
6,301,000	Cosmo Oil Co Ltd *	11,633,060
297,900	CyberAgent Inc	11,109,301
8,232,000	Daikyo Inc	22,547,860
750,400	Daito Trust Construction Co Ltd	71,293,306
3,687,000	Daiwa Securities Group Inc	35,909,716
1,982,600	Dena Co Ltd	38,511,122
4,677,000	DIC Corp	14,508,118
1,626,400	Fuji Heavy Industries Ltd	46,105,754
414,900	Fuji Oil Co Ltd	6,720,304
1,142,000	Gunze Ltd	2,934,349
1,409,000	Hanwa Co Ltd	6,803,566
5,300,200	Haseko Corp *	39,687,898
151,100	Idemitsu Kosan Co Ltd	13,580,773
896,400	IT Holdings Corp	13,587,400
7,795,800	Itochu Corp	98,505,337
4,780	Japan Retail Fund Investment Corp (REIT)	9,422,532
2,649,900	JFE Holdings Inc	59,744,009
13,963,890	JX Holdings Inc	72,729,205
877,600	K’s Holdings Corp	28,743,340
985,600	Kao Corp	32,432,345
21,615,000	Kawasaki Kisen Kaisha Ltd	51,438,239
2,183,600	KDDI Corp	137,499,330
18,709,000	Kobe Steel Ltd *	32,210,793
271,500	Kohnan Shoji Co Ltd	2,818,303
4,199,400	Leopalace21 Corp *	23,902,301
8,094,000	Marubeni Corp	58,783,499
8,528,000	Mazda Motor Corp *	39,379,264
1,114,900	Medipal Holdings Corp	14,876,931
7,393,000	Mitsubishi Chemical Holdings Corp	34,425,476
5,443,900	Mitsubishi Corp	107,227,070
1,527,000	Mitsubishi Gas Chemical Co Inc	11,975,771
3,423,000	Mitsubishi UFJ Lease & Finance Co Ltd	20,493,000
8,683,000	Mitsui Chemicals Inc	21,240,636
9,417,000	Mitsui Engineer & Shipbuilding Co Ltd	19,362,037
5,024,500	Mitsui & Co Ltd	69,702,460
6,315,000	Mitsui Mining & Smelting Co Ltd	18,156,063
10,702,000	Mitsui OSK Lines Ltd	47,643,353
15,882,300	Mizuho Financial Group Inc	33,455,875
6,384,000	NEC Corp	14,115,470
992,700	Net One Systems Co Ltd	6,023,722
1,627,000	Nichirei Corp	8,616,721
5,536,600	Nippon Light Metal Co Ltd	7,255,104
916,000	Nippon Paper Industries Co Ltd	16,709,834
8,527,000	Nippon Steel Corp	27,693,964
2,100,000	Nippon Telegraph & Telephone Corp	105,594,016
11,674,000	Nippon Yusen Kabushiki Kaisha	36,224,338
2,045,400	Nipro Corp	18,575,617
1,169,000	Nisshinbo Holdings Inc	10,689,287
3,371,300	Nomura Holdings Inc	26,805,389

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
1,735,800	North Pacific Bank Ltd	6,652,746
2,439,500	NTT Docomo Inc	39,200,548
247	Obayashi Corp	1,335
138,000	Okinawa Electric Power Co	4,603,833
8,456	ORIX JREIT Inc (REIT)	10,533,964
16,921,800	Resona Holdings Inc	84,063,087
1,348,900	Round One Corp	10,639,934
227,800	Ryohin Keikaku Co Ltd	23,702,589
750,700	Sega Sammy Holdings Inc	19,770,595
582,000	Seino Holdings Co Ltd	6,658,506
122,200	Shimamura Co Ltd	12,550,759
3,635,000	Shinsei Bank Ltd	8,997,430
2,567,700	Showa Shell Sekiyu KK	28,550,315
23,036,800	Sojitz Corp	42,590,456
11,029,400	Sumitomo Mitsui Construction Co Ltd *	13,462,302
6,848,900	Sumitomo Corp	84,842,431
1,363,500	Sumitomo Electric Industries Ltd	21,286,527
2,041,000	Sumitomo Metal Mining Co Ltd	27,199,521
6,148,000	Sumitomo Mitsui Trust Holdings Inc	30,315,776
522,000	Sumitomo Realty & Development Co Ltd	24,802,785
244,600	Suzuken Co Ltd	8,318,139
1,701,700	Takeda Pharmaceutical Co Ltd	82,752,563
11,635,000	Tokyo Electric Power Co Inc (The) *	61,985,827
2,849,000	Tokyo Tatemono Co Ltd	28,216,886
1,143,000	TonenGeneral Sekiyu KK	11,054,724
6,337,000	Tosoh Corp	28,534,572
3,163,000	Toyota Motor Corp	197,566,962
1,709,300	Toyota Tsusho Corp	44,109,625
2,212,800	UNY Co Ltd	14,506,477
9,001,300	Yamada Denki Co Ltd	31,409,008

	Total Japan	2,795,417,578

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 1.2%
7,142,602	Aegon NV	63,418,414
377,308	Corbion NV	8,103,387
7,378,530	ING Groep NV *	95,720,345
2,986,438	Koninklijke BAM Groep NV	14,230,661

	Total Netherlands	181,472,807

	New Zealand — 0.3%
2,595,356	Chorus Ltd	3,220,059
2,036,433	Fletcher Building Ltd	15,115,749
13,069,997	Telecom Corp of New Zealand	24,454,353

	Total New Zealand	42,790,161

	Norway — 0.7%
2,707,908	DNB ASA	47,785,716
1,852,415	Golden Ocean Group Ltd	3,385,213

Shares	Description	Value ($)
	Norway — continued
1,799,308	Statoil ASA	40,514,687
346,565	TGS Nopec Geophysical Co ASA	9,120,279

	Total Norway	100,805,895

	Portugal — 0.4%
14,514,311	EDP-Energias de Portugal SA	54,884,746

	Singapore — 0.8%
12,828,000	Ezra Holdings Ltd *	13,422,531
95,039,000	Golden Agri-Resources Ltd	43,478,421
2,587,000	Ho Bee Land Ltd	4,220,472
38,500,000	Noble Group Ltd	33,859,662
2,771,000	Singapore Technologies Engineering Ltd	8,916,248
5,991,000	Swiber Holdings Ltd	3,026,456
19,254,000	Yangzijiang Shipbuilding Holdings Ltd	17,858,992

	Total Singapore	124,782,782

	Spain — 9.0%
15,753,869	Banco Bilbao Vizcaya Argentaria SA	187,678,371
51,694,846	Banco Santander SA	459,425,506
3,479,141	Gas Natural SDG SA	86,571,150
19,009,365	Iberdrola SA	121,010,678
1,927,820	Indra Sistemas SA	29,359,757
5,133,206	Repsol YPF SA	134,567,443
19,773,228	Telefonica SA	325,807,625

	Total Spain	1,344,420,530

	Sweden — 0.9%
1,165,695	Investor AB	38,026,247
1,236,935	Nordea Bank AB	15,966,757
1,778,621	Skandinaviska Enskilda Banken AB – Class A	21,553,417
1,153,130	Swedbank AB A Shares	29,408,986
3,374,632	TeliaSonera AB	27,523,790

	Total Sweden	132,479,197

	Switzerland — 1.7%
198,115	Compagnie Financiere Richemont SA – Class A	20,073,134
739,771	Credit Suisse Group AG (Registered)	22,076,431
1,611,453	Novartis AG (Registered)	127,394,505
308,636	Roche Holding AG (Non Voting)	86,081,560

	Total Switzerland	255,625,630

	United Kingdom — 25.3%
367,252	Admiral Group Plc	7,462,947
1,316,727	Amlin Plc	9,684,689
1,493,272	Ashtead Group Plc	16,968,868
6,241,501	AstraZeneca Plc	358,009,925
6,305,200	Aviva Plc	44,297,156
15,069,870	BAE Systems Plc	105,318,783
6,727,427	Balfour Beatty Plc	29,426,906
47,645,086	Barclays Plc	211,202,683

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
3,485,616	Barratt Developments Plc	18,741,841
2,421,037	BG Group Plc	49,394,686
3,247,342	BHP Billiton Plc	98,546,710
65,482,713	BP Plc	515,133,693
8,456,322	BT Group Plc	51,644,715
623,371	Bunzl Plc	14,147,006
850,479	Cape Plc	3,830,022
1,214,199	Catlin Group Ltd	10,929,363
3,162,540	Cobham Plc	13,665,531
3,890,882	Darty Plc	5,555,804
5,554,265	Debenhams Plc	8,783,056
23,456,459	Dixons Retail Plc *	19,677,453
1,928,110	Drax Group Plc	21,804,935
11,269,318	FirstGroup Plc	21,055,140
4,105,362	GlaxoSmithKline Plc	108,639,366
8,863,227	Home Retail Group Plc	27,658,036
1,174,456	Imperial Tobacco Group Plc	44,624,210
1,997,313	Inchcape Plc	19,425,689
435,177	InterContinental Hotels Group Plc	13,531,737
1,678,693	Intermediate Capital Group Plc	11,654,063
122,616	Jardine Lloyd Thompson Group Plc	2,054,596
377,578	JD Wetherspoon Plc	4,403,336
697,811	Lancashire Holdings Ltd	8,987,213
9,759,310	Legal & General Group Plc	34,111,121
84,296,486	Lloyds Banking Group Plc *	106,578,143
22,035,896	Man Group Plc	31,887,238
2,566,394	Marks & Spencer Group Plc	20,426,032
629,272	Micro Focus International Plc	8,406,936
1,396,823	National Express Group Plc	6,076,005
368,987	Next Plc	33,191,075
2,738,073	Prudential Plc	58,412,907
2,166,323	Punch Taverns Plc *	394,556
434,162	Reckitt Benckiser Group Plc	34,841,964
4,304,923	Rio Tinto Plc	228,686,131
1,521,143	Rolls-Royce Holdings Plc	30,699,271
7,253,758	Royal Bank of Scotland Group Plc *	38,751,840
10,394,576	Royal Dutch Shell Plc A Shares (London)	347,675,372
7,314,663	Royal Dutch Shell Plc-B Shares (London)	256,256,860
1,467,720	Scottish & Southern Energy Plc	31,837,753
2,091,051	Spirit Pub Co Plc	2,475,422
2,763,556	Standard Life Plc	15,862,134
10,784,922	Tesco Plc	61,369,167
14,919,704	Thomas Cook Group Plc *	42,352,743
4,313,845	TUI Travel Plc	25,896,795
112,099,612	Vodafone Group Plc	415,721,337
3,920,750	William Hill Plc	24,705,880
1,878,944	WPP Plc	41,482,088

	Total United Kingdom	3,774,358,928

	TOTAL COMMON STOCKS (COST $12,113,154,333)	14,302,790,687

Shares / Par Value		Description	Value ($)
		PREFERRED STOCKS — 0.6%

		Germany — 0.6%
	588,012	Porsche Automobil Holding SE	59,700,819
	91,146	Volkswagen AG	24,147,174

		Total Germany	83,847,993

		United Kingdom — 0.0%
	128,157,286	Rolls-Royce Holdings Plc C Shares *	209,768

		TOTAL PREFERRED STOCKS (COST $58,582,509)	84,057,761

		MUTUAL FUNDS — 0.0%

		United States — 0.0%
		Affiliated Issuers
	46,920	GMO U.S. Treasury Fund	1,173,000

		TOTAL MUTUAL FUNDS (COST $1,173,000)	1,173,000

		SHORT-TERM INVESTMENTS — 2.9%

		Time Deposits — 0.7%
USD	62,076,371	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.06%, due 12/02/13	62,076,371
SGD	555,978	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	442,993
EUR	409,813	Citibank (New York) Time Deposit, 0.04%, due 12/02/13	556,731
GBP	116,530	Citibank (New York) Time Deposit, 0.06%, due 12/02/13	190,736
JPY	438,214,842	Citibank (New York) Time Deposit, 0.01%, due 12/02/13	4,278,398
USD	43,942,260	DBS Bank Ltd (Singapore) Time Deposit, 0.06%, due 12/02/13	43,942,260

		Total Time Deposits	111,487,489

		U.S. Government — 2.2%
USD	94,680,000	U.S. Treasury Bill, 0.02%, due 12/26/13 (a)	94,678,685
USD	111,930,000	U.S. Treasury Bill, 0.02%, due 01/16/14 (a)	111,926,424
USD	119,150,000	U.S. Treasury Bill, 0.08%, due 04/17/14 (a)	119,111,753

		Total U.S. Government	325,716,862

		TOTAL SHORT-TERM INVESTMENTS (COST $437,206,854)	437,204,351

		TOTAL INVESTMENTS — 99.6% (Cost $12,610,116,696)	14,825,225,799
		Other Assets and Liabilities (net) — 0.4%	62,797,221

		TOTAL NET ASSETS — 100.0%	$14,888,023,020

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/05/2013	BOA	AUD	11,720,070	USD	11,040,318	$364,104
12/05/2013	MSCI	AUD	9,024,454	USD	8,488,239	267,554
12/05/2013	SSB	AUD	18,322,376	USD	17,268,931	578,450
12/05/2013	BBH	CAD	9,838,950	USD	9,551,544	288,357
12/05/2013	BOA	CAD	69,675,194	USD	67,548,759	1,950,868
12/05/2013	MSCI	CAD	9,838,951	USD	9,552,352	289,163
12/05/2013	SSB	CAD	24,050,768	USD	23,339,270	695,922
12/05/2013	BBH	CHF	5,821,849	USD	6,391,806	(30,978)
12/05/2013	BNYM	CHF	7,560,842	USD	8,309,942	(31,335)
12/05/2013	BOA	CHF	11,820,115	USD	12,960,397	(79,798)
12/05/2013	BBH	EUR	34,992,780	USD	48,039,488	501,603
12/05/2013	BCLY	EUR	68,096,534	USD	92,776,980	267,461
12/05/2013	BNYM	EUR	69,494,554	USD	94,854,533	445,797
12/05/2013	BOA	EUR	44,803,342	USD	61,287,164	421,575
12/05/2013	DB	EUR	50,890,488	USD	69,772,188	637,179
12/05/2013	GS	EUR	47,723,773	USD	65,575,900	742,890
12/05/2013	JPM	EUR	44,257,847	USD	60,471,066	346,535
12/05/2013	MSCI	EUR	69,152,123	USD	94,178,962	235,420
12/05/2013	RBS	EUR	49,533,742	USD	68,071,646	779,783
12/05/2013	SSB	EUR	43,877,439	USD	60,294,183	686,439
12/05/2013	BBH	GBP	18,913,885	USD	30,571,836	(385,964)
12/05/2013	BCLY	GBP	21,106,445	USD	34,045,962	(500,569)
12/05/2013	BNYM	GBP	34,223,141	USD	55,324,103	(691,527)
12/05/2013	BOA	GBP	22,315,699	USD	35,771,987	(753,823)
12/05/2013	DB	GBP	20,261,416	USD	32,588,627	(574,780)
12/05/2013	JPM	GBP	26,333,367	USD	42,389,990	(711,844)
12/05/2013	MSCI	GBP	20,711,426	USD	33,399,838	(500,135)
12/05/2013	SSB	GBP	13,232,867	USD	21,315,934	(343,310)
12/05/2013	BNYM	NOK	44,835,323	USD	7,561,005	248,970
12/05/2013	BOA	NOK	109,597,458	USD	18,480,618	606,754
12/05/2013	DB	NOK	232,871,539	USD	39,396,302	1,418,101
12/05/2013	BCLY	NZD	21,624,484	USD	18,236,295	646,132
12/05/2013	BOA	NZD	21,213,762	USD	17,887,317	631,251
12/05/2013	BBH	USD	100,453,007	HKD	778,694,634	(10,107)
12/05/2013	BBH	USD	34,284,663	JPY	3,368,368,693	(1,398,145)
12/05/2013	BBH	USD	27,527,880	SGD	34,376,514	(137,305)
12/05/2013	BCLY	USD	59,764,396	HKD	463,301,664	(3,662)
12/05/2013	BCLY	USD	37,240,649	JPY	3,647,282,085	(1,631,005)
12/05/2013	BCLY	USD	45,692,339	SGD	56,610,066	(586,477)
12/05/2013	BNYM	USD	53,348,100	HKD	413,559,809	(3,509)
12/05/2013	BNYM	USD	39,584,391	JPY	3,894,193,605	(1,564,067)
12/05/2013	BNYM	USD	49,420,069	SGD	61,129,462	(713,236)
12/05/2013	BOA	USD	60,462,934	HKD	468,714,654	(3,985)
12/05/2013	BOA	USD	55,860,933	JPY	5,485,038,234	(2,308,658)
12/05/2013	BOA	USD	141,395,482	SGD	175,137,393	(1,849,223)
12/05/2013	DB	USD	34,560,134	HKD	267,922,835	(1,084)
12/05/2013	DB	USD	84,418,927	JPY	8,294,268,873	(3,439,187)
12/05/2013	DB	USD	36,915,601	SGD	45,798,611	(424,108)
12/05/2013	GS	USD	50,322,550	HKD	390,123,755	(948)
12/05/2013	JPM	USD	88,226,876	HKD	683,948,847	(5,122)
12/05/2013	JPM	USD	58,832,322	JPY	5,714,383,464	(3,040,872)
12/05/2013	JPM	USD	57,381,441	SGD	71,069,267	(754,754)
12/05/2013	MSCI	USD	42,279,334	HKD	327,749,187	(3,354)
12/05/2013	MSCI	USD	51,210,126	JPY	5,037,601,522	(2,026,326)
12/05/2013	MSCI	USD	42,435,509	SGD	52,737,487	(415,247)
12/05/2013	RBS	USD	35,327,917	HKD	273,863,848	(2,543)
12/05/2013	RBS	USD	45,316,637	JPY	4,466,743,075	(1,706,320)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/05/2013	SSB	USD	27,769,089	HKD	215,267,923	(1,934)
12/05/2013	SSB	USD	22,814,434	JPY	2,245,579,128	(890,089)
12/05/2013	SSB	USD	86,029,078	SGD	106,430,874	(1,226,912)

						$(15,701,934)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
639	DAX	December 2013	$203,907,049	$16,630,822
633	FTSE/MIB	December 2013	81,638,677	906,354
92	SPI 200	December 2013	11,166,387	120,762
661	TOPIX	December 2013	81,645,973	4,654,374

			$378,358,086	$22,312,312

+ Buys - Fund is long the underlying asset to the contract.

   Sales - Fund is short the underlying asset to the contract.

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BNYM - Bank of New York Mellon

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

RBS - Royal Bank of Scotland PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SGD - Singapore Dollar

USD - United States Dollar

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.5%

	Australia — 4.6%
1,508,070	Arrium Ltd	2,159,929
158,241	Bank of Queensland Ltd	1,754,177
266,619	BlueScope Steel Ltd *	1,319,524
247,398	Challenger Ltd	1,356,474
208,829	Downer Edi Ltd	905,407
32,439	Flight Centre Travel Group Ltd	1,438,815
633,632	Goodman Fielder Ltd	389,360
147,280	JB Hi–Fi Ltd	2,734,403
752,727	Myer Holdings Ltd	1,954,287
773,950	PaperlinX Ltd *	31,707
20,100	REA Group Ltd	741,445
689,866	Seven West Media Ltd	1,393,391
236,119	TABCORP Holdings Ltd	758,220

	Total Australia	16,937,139

	Austria — 0.3%
6,900	Flughafen Wien AG	551,954
1,761,602	Immofinanz AG (Entitlement Shares) *	—
10,656	RHI AG	381,274

	Total Austria	933,228

	Belgium — 0.5%
25,057	Delhaize Group	1,456,606
10,539	GIMV NV	535,647
1,741	Tessenderlo Chemie NV *	19

	Total Belgium	1,992,272

	Brazil — 0.1%
29,400	Companhia de Saneamento de Minas Gerais-Copasa MG	480,876

	Canada — 2.9%
46,700	Celestica Inc *	470,913
30,300	Davis & Henderson Income Corp	801,648
21,500	Dorel Industries Inc – Class B	753,036
16,100	Empire Co Ltd	1,146,145
43,600	Ensign Energy Services Inc	666,254
44,700	Genworth MI Canada Inc	1,473,025
8,100	Industrial Alliance Insurance & Financial Services Inc	369,270
27,200	Methanex Corp	1,664,371
96,300	Precision Drilling Corp	894,001
67,700	RONA Inc	826,729
117,700	Sherritt International Corp	382,323
39,800	Superior Plus Corp	417,823
63,625	Transcontinental Inc	1,011,195

	Total Canada	10,876,733

	China — 0.5%
534,116	Jiangsu Future Land Co Ltd – Class B	321,785

Shares	Description	Value ($)
	China — continued
349,000	Kingsoft Corp Ltd	845,752
1,848,173	Shenzhen Investment Ltd	729,423

	Total China	1,896,960

	Czech Republic — 0.0%
3,256	Pegas Nonwovens SA	94,427

	Denmark — 1.8%
6,999	Jyske Bank A/S *	378,014
51,636	Pandora A/S	2,674,555
119,937	Vestas Wind Systems A/S *	3,417,976

	Total Denmark	6,470,545

	Finland — 0.3%
9,363	Huhtamaki Oyj	234,054
40,237	Tieto Oyj	865,858

	Total Finland	1,099,912

	France — 6.9%
477,849	Alcatel-Lucent *	2,011,310
35,421	Bouygues SA	1,332,580
20,722	Groupe Steria SCA	414,134
34,325	Lagardere SCA	1,162,763
3,824	Neopost SA	298,053
291,801	Peugeot SA *	4,627,079
53,404	Plastic Omnium SA	1,629,073
26,060	Rallye SA	1,103,429
18,516	SCOR	646,869
19,609	Societe Television Francaise 1	366,097
196,791	Solocal Group *	312,523
156,447	STMicroelectronics NV	1,232,711
23,632	Suez Environnement SA	405,696
53,441	Teleperformance	3,037,638
98,064	UbiSoft Entertainment SA *	1,287,826
49,735	Valeo SA	5,273,538
3,177	Wendel	439,993

	Total France	25,581,312

	Germany — 5.1%
18,284	Aurubis AG	1,076,958
16,908	Bechtle AG	1,096,900
2,832	Bertrandt AG	388,982
33,082	Deutsche Lufthansa AG (Registered) *	717,056
35,236	Drillisch AG	1,032,229
25,340	Duerr AG	2,204,483
142,765	Freenet AG	4,041,109
6,874	Hannover Rueck SE	571,053
5,098	Hochtief AG	449,253
38,163	Kloeckner & Co SE *	531,483
9,805	Leoni AG	729,878
12,477	Morphosys AG *	954,365

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
21,931	Nordex SE *	318,017
44,918	ProSiebenSat.1 Media AG (Registered)	2,016,143
120,604	Sky Deutschland AG *	1,235,125
13,550	Stada Arzneimittel AG	698,719
51,200	TUI AG *	741,538

	Total Germany	18,803,291

	Greece — 1.7%
111,009	Alapis Holding Industrial and Commercial SA *	6,183
285,159	Intralot SA	730,135
101,407	Jumbo SA *	1,574,356
790,261	Marfin Investment Group Holdings SA *	451,688
71,597	Motor Oil (Hellas) Corinth Refineries SA	830,534
176,456	Public Power Corp SA	2,579,179

	Total Greece	6,172,075

	Hong Kong — 2.1%
224,000	Great Eagle Holdings Ltd	779,755
9,000,000	Hanergy Solar Group Ltd *	1,414,043
348,800	HKR International Ltd	168,745
318,000	Kowloon Development Co Ltd	388,264
124,000	Luk Fook Holdings International Ltd	456,666
382,800	Man Wah Holdings Ltd	629,505
556,000	Melco International Development Ltd	1,957,869
548,000	Texwinca Holdings Ltd	534,976
17,900	VTech Holdings Ltd	238,979
1,142,000	Xinyi Glass Holdings Ltd	1,206,667

	Total Hong Kong	7,775,469

	India — 0.2%
657,940	Housing Development & Infrastructure Ltd *	527,894
275,905	Rain Industries Ltd	154,447

	Total India	682,341

	Indonesia — 0.0%
42,939,000	Bakrie & Brothers Tbk PT *	179,473

	Ireland — 2.3%
31,124	DCC Plc	1,473,481
501,751	Fyffes Plc	573,038
22,369	Glanbia Plc	322,777
239,808	Smurfit Kappa Group Plc	5,693,287
414,215	Total Produce Ltd	484,583

	Total Ireland	8,547,166

	Israel — 0.7%
308,038	Africa Israel Investments Ltd *	638,088
27,099	Gazit-Globe Ltd	363,203
705,166	Israel Discount Bank Ltd – Class A *	1,428,863

	Total Israel	2,430,154

Shares	Description	Value ($)
	Italy — 5.5%
816,654	A2A SPA	934,064
57,830	Astaldi SPA	615,311
71,253	Autostrada Torino-Milano SPA	1,111,925
62,511	Azimut Holding SPA	1,596,035
38,827	Banca Generali SPA	1,105,229
82,689	Banca Popolare dell’Emilia Romagna SC *	789,093
23,530	Brembo SPA	612,986
61,866	Cementir SPA	315,111
79,144	Danieli & Co SPA – RSP	1,672,816
14,011	Gtech SPA	430,564
490,803	Iren SPA	755,838
120,046	Italcementi SPA-Di RISP	568,537
7,159	Italmobiliare SPA *	231,986
307,416	Mediaset SPA *	1,396,597
135,745	Mediolanum SPA	1,204,283
1,768,952	Milano Assicurazioni SPA *	1,570,844
127,874	Recordati SPA	1,813,825
30,122	Safilo Group SPA *	746,059
16,485	Salvatore Ferragamo Italia SPA	654,095
83,454	Societa Iniziative Autostradali e Servizi SPA	832,795
281,995	Unipol Gruppo Finanziario SPA	1,413,351

	Total Italy	20,371,344

	Japan — 24.5%
159,400	Accordia Golf Co Ltd	1,865,783
9,150	Adastria Holdings Co Ltd	363,934
22,900	Alpen Co Ltd	420,016
809	BIC Camera Inc	411,758
30,400	Canon Marketing Japan Inc	451,492
64,100	Century Tokyo Leasing Corp	2,210,400
38,500	Chiba Kogyo Bank Ltd (The) *	275,610
15,700	Cocokara fine Inc	411,608
45,400	COLOPL Inc *	1,119,108
20,800	CROOZ Inc	721,417
265,800	Daiei Inc *	881,111
39,200	Daiichikosho Co Ltd	1,150,511
346,000	Daikyo Inc	947,711
127,100	DCM Holdings Co Ltd	864,667
379,000	DIC Corp	1,175,663
43,000	DMG Mori Seiki Co Ltd	713,862
144,400	Edion Corp	840,955
92,600	Fuji Oil Co Ltd	297,082
17,500	Fuji Soft Inc	382,029
337,000	Furukawa Co Ltd	689,037
119,600	Futaba Industrial Co Ltd *	438,809
39,000	Fuyo General Lease Co Ltd	1,566,017
176,000	GNI Group Ltd *	778,188
252,000	Godo Steel Ltd	448,536
87,500	Gulliver International Co Ltd	516,747
242,000	Gunze Ltd	621,815
290,000	Hanwa Co Ltd	1,400,308

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
110,974	Iida Group Holdings Co Ltd *	2,233,023
431,000	Ishihara Sangyo Kaisha Ltd *	421,195
70,500	IT Holdings Corp	1,068,621
55,100	Itochu Enex Co Ltd	294,401
71,300	Izumi Co Ltd	2,165,020
134,000	JACCS Co Ltd	621,578
159	Japan Tissue Engineering Co Ltd *	679,779
77,000	J–Oil Mills Inc	210,772
19,700	K’s Holdings Corp	645,218
15,400	Kaga Electronics Co Ltd	168,505
68,600	Kakaku.com Inc	1,257,585
70,300	Kamei Corp	525,837
29,000	Kanamoto Co Ltd	724,456
803,000	Kanematsu Corp	1,248,060
460,000	Kawasaki Kisen Kaisha Ltd	1,094,684
217	Kenedix Realty Investment Corp (REIT)	1,010,082
29,200	Kewpie Corp	414,710
78,800	Kohnan Shoji Co Ltd	817,983
73,900	Kojima Co Ltd *	204,329
12,000	Komeri Co Ltd	303,669
49,000	Konaka Co Ltd	444,384
185,000	Krosaki Harima Corp	488,014
237,000	Kurabo Industries Ltd	416,965
91,000	Kurimoto Ltd	226,748
198,100	Leopalace21 Corp *	1,127,553
372,000	Maruha Nichiro Holdings Inc	680,546
131,000	Minebea Co Ltd	925,897
64,600	Misawa Homes Co Ltd	981,570
239,000	Mitsubishi Steel Manufacturing Co Ltd	648,870
675,000	Mitsui Engineer & Shipbuilding Co Ltd	1,387,849
208,000	Mitsui Mining & Smelting Co Ltd	598,014
199,000	Morinaga Milk Industry Co Ltd	577,654
19,900	Namura Shipbuilding Co Ltd	258,045
117,000	Nichias Corp	831,108
149,000	Nippon Chemi-Con Corp *	557,832
425,400	Nippon Coke & Engineering Co Ltd	549,114
628,100	Nippon Light Metal Co Ltd	823,056
98,000	Nippon Paint Co Ltd	1,591,515
95,000	Nippon Soda Co Ltd	615,404
75,000	Nippon Steel & Sumikin Texeng	333,299
36,000	Nippon Synthetic Chemical Industry Co Ltd	327,146
121,000	Nippon Flour Mills Co Ltd	577,262
79,100	Nipro Corp	718,359
121,000	Nishimatsu Construction Co Ltd	371,454
68,000	Nissan Shatai Co Ltd	1,035,261
71,000	Nissan Tokyo Sales Holdings Co Ltd	342,812
52,800	Nissan Chemical Industries Ltd	830,826
43,600	Nisshin Steel Holdings Co Ltd	542,049
326,000	NS United Kaiun Kaisha Ltd *	992,751
15,400	Obic Co Ltd	452,532
14,900	Okinawa Electric Power Co	497,080
288,300	Orient Corp *	714,030

Shares	Description	Value ($)
	Japan — continued
507	ORIX JREIT Inc (REIT)	631,589
10,500	Osaka Steel Co Ltd	187,290
26,200	Pigeon Corp	1,258,070
98,000	Press Kogyo Co Ltd	431,283
102,200	Round One Corp	806,139
221,000	Ryobi Ltd	935,751
74,900	Sanix Inc *	764,929
157,300	Seiko Epson Corp	3,819,277
145,000	Seino Holdings Co Ltd	1,658,906
94,000	Shindengen Electric Manufacturing Co Ltd	570,950
73,400	Shinko Electric Industries Co Ltd	616,772
198,000	ShinMaywa Industries Ltd	1,463,084
43,500	Showa Corp	653,302
77,200	Sodick Co Ltd	356,964
539,800	Sojitz Corp	997,983
38,200	Start Today Co Ltd	980,254
376,800	Takara Leben Co Ltd	1,428,745
106,000	TOA Corp *	238,290
29,700	Toho Holdings Co Ltd	508,000
79,100	Tokai Tokyo Financial Holdings	712,822
246,000	Tokuyama Corp	972,780
113,000	Tokyo Dome Corp	779,751
229,000	Tokyotokeiba Co Ltd	910,056
205,000	Topy Industries Ltd	394,793
92,000	Toshiba TEC Corp	584,278
536,000	Tosoh Corp	2,413,529
326,000	Toyo Tire & Rubber Co Ltd	1,930,129
25,900	TS Tech Co Ltd	910,032
57,500	T–Gaia Corp	610,541
89,000	Uchida Yoko Co Ltd	246,215
105,000	Uniden Corp *	257,035
99,000	UNY Co Ltd	649,015
22,500	Xebio Co Ltd	468,074
15,300	Zenkoku Hosho Co Ltd	707,457

	Total Japan	90,392,765

	Mexico — 0.3%
276,000	Compartamos SAB de CV	521,843
176,400	OHL Mexico SAB de CV *	454,258

	Total Mexico	976,101

	Netherlands — 2.3%
153,167	Delta Lloyd NV	3,716,463
18,110	Koninklijke Ten Cate NV	580,013
183,706	Koninklijke BAM Groep NV	875,377
454,398	PostNL NV *	2,658,642
24,793	SBM Offshore NV *	495,601
195,126	SNS REAAL NV * (a)	—
31,822	Tetragon Financial Group Ltd	312,346

	Total Netherlands	8,638,442

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	New Zealand — 0.3%
152,754	AMP NZ Office Ltd	122,351
190,373	Fisher & Paykel Healthcare Corp Ltd	583,385
9,991	Xero Ltd *	280,186

	Total New Zealand	985,922

	Norway — 0.6%
28,167	Cermaq ASA	463,897
15,066	Fred Olsen Energy ASA	593,191
3,013,347	REC Silicon ASA *	1,193,644

	Total Norway	2,250,732

	Philippines — 0.0%
1,373,300	Lopez Holding Corp	130,073

	Portugal — 0.6%
45,544	Portucel Empresa Produtora de Pasta e Papel SA	178,845
1,264,678	Sonae	1,882,970

	Total Portugal	2,061,815

	Singapore — 1.2%
1,484,000	Ausgroup Ltd *	312,501
3,805,000	Blumont Group Ltd *	336,030
384,000	Ho Bee Land Ltd	626,464
157,000	Hong Leong Asia Ltd	169,493
299,000	Mapletree Commercial Trust (REIT)	292,763
386,000	Mapletree Industrial Trust (REIT)	414,728
1,045,000	Swiber Holdings Ltd	527,900
959,000	Vard Holdings Ltd *	610,559
133,000	Wheelock Properties Ltd	176,803
528,676	Wing Tai Holdings Ltd	841,550

	Total Singapore	4,308,791

	South Africa — 0.1%
76,176	Basil Read Holdings Ltd	62,717
56,841	Stefanutti Stocks Holdings Ltd *	55,882
130,358	Super Group Ltd *	332,292

	Total South Africa	450,891

	South Korea — 0.8%
1,255	Dongwon Industries Co Ltd	376,418
7,210	KISCO Corp	182,542
5,085	KISWIRE Ltd	184,362
10,411	Kolon Corp	177,372
8,984	Kolon Industries Inc	460,284
373	Namyang Dairy Products Co Ltd	316,678
2,305	Nong Shim Holdings Co Ltd	167,958
1,341	SeAH Holdings Corp	123,401
3,473	SeAH Steel Corp	279,706
4,846	SK Gas Co Ltd	329,676
319	Taekwang Industrial Co Ltd	359,176

	Total South Korea	2,957,573

Shares	Description	Value ($)
	Spain — 2.7%
34,339	ACS Actividades de Construccion y Servicios SA	1,108,823
246,274	Bankinter SA	1,556,120
13,427	Corp Financiera Alba SA	788,413
55,488	Enagas	1,458,692
246,824	Gamesa Corp Tecnologica SA *	2,430,683
86,318	Indra Sistemas SA	1,314,581
105,025	International Consolidated Airlines Group SA *	629,131
104,875	Sacyr SA *	556,585

	Total Spain	9,843,028

	Sweden — 1.4%
66,829	ASecuritas AB – Class B	687,700
7,414	Axfood AB	374,298
10,153	Hexpol AB	723,151
25,801	Intrum Justitia AB	656,683
33,100	NCC AB – Class B	1,030,464
25,816	SAAB AB – Class B	531,130
57,607	Trelleborg AB – Class B	1,118,318

	Total Sweden	5,121,744

	Switzerland — 3.5%
11,603	Actelion Ltd (Registered)	965,771
8,923	Baloise Holding Ltd	1,051,376
2,224	Fischer (George) AG (Registered)	1,530,709
32,128	Lonza Group AG (Registered)	2,988,411
3,695	Panalpina Welttransport Holding AG	608,590
28,189	Swiss Life Holding AG (Registered)	5,822,539

	Total Switzerland	12,967,396

	Taiwan — 0.4%
221,000	A-DATA Technology Co Ltd	536,069
315,680	Kenda Rubber Industrial Co Ltd	682,476
126,000	L&K Engineering Co Ltd	118,846
430,000	ProMOS Technologies Inc * (a) (b)	—

	Total Taiwan	1,337,391

	Turkey — 0.2%
1,172,155	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS – Class D *	763,732

	United Kingdom — 21.1%
295,239	3i Group Plc	1,785,082
30,815	Alent Plc	170,207
131,893	Amlin Plc	970,089
269,474	Ashtead Group Plc	3,062,181
16,498	ASOS Plc *	1,564,845
77,239	Atkins WS Plc	1,697,103
470,526	Balfour Beatty Plc	2,058,161
172,080	Beazley Plc	694,396
76,097	Britvic Plc	841,465

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
94,163	Cape Plc	424,051
210,676	Carillion Plc	1,037,570
120,360	Catlin Group Ltd	1,083,396
243,394	Cobham Plc	1,051,721
136,637	Dairy Crest Group Plc	1,154,303
480,174	Darty Plc	685,642
584,264	Debenhams Plc	923,907
1,704,326	Dixons Retail Plc *	1,429,747
53,207	easyJet Plc	1,236,812
544,626	Enterprise Inns Plc *	1,228,734
801,170	FirstGroup Plc	1,496,874
29,847	Go–Ahead Group Plc	799,931
170,620	Greencore Group Plc	536,873
57,402	Greene King Plc	818,812
227,271	Halfords Group Plc	1,810,945
399,561	Henderson Group Plc	1,397,032
961,981	Home Retail Group Plc	3,001,898
318,129	Howden Joinery Group Plc	1,674,911
93,574	ICAP Plc	633,336
273,015	Inchcape Plc	2,655,320
442,797	Intermediate Capital Group Plc	3,074,049
90,920	Interserve Plc	971,066
61,577	John Wood Group Plc	800,532
747,980	Johnston Press Plc *	172,898
124,189	Kazakhmys Plc	481,703
18,113	Keller Group Plc	313,872
223,731	Ladbrokes Plc	639,105
50,109	Lancashire Holdings Ltd	645,361
1,424,214	Man Group Plc	2,060,921
513,895	Marston’s Plc	1,258,064
108,159	Micro Focus International Plc	1,444,981
110,037	Mitie Group Plc	560,452
110,875	Mondi Plc	1,820,490
364,072	National Express Group Plc	1,583,668
40,701	Ocado Group Plc *	272,067
328,169	Pace Plc	1,695,361
70,319	Phoenix Group Holdings	816,904
85,188	Playtech Ltd	974,831
538,310	Premier Foods Plc *	1,071,085
1,049,304	Punch Taverns Plc *	191,111
116,170	Qinetiq Group Plc	413,241
309,151	Resolution Ltd	1,728,797
18,438	Rightmove Plc	765,111
263,687	SIG Plc	925,449
575,040	Spirit Pub Co Plc	680,742
27,179	Sports Direct International Plc *	328,004
56,134	St James’s Place Plc	586,707
89,951	Stagecoach Group Plc	537,793
1,866,358	Thomas Cook Group Plc *	5,298,053
348,190	Trinity Mirror Plc *	1,033,934
306,843	TUI Travel Plc	1,842,034
215,110	Tullett Prebon Plc	1,177,637

Shares / Par Value		Description	Value ($)
		United Kingdom — continued
	147,913	Vesuvius Plc	1,175,289
	170,268	WH Smith Plc	2,634,993

		Total United Kingdom	77,901,649

		TOTAL COMMON STOCKS (COST $287,822,022)	352,412,762

		PREFERRED STOCKS — 1.5%

		Brazil — 0.4%
	158,300	Eletropaulo Metropolitana SA	641,033
	91,000	Metalurgica Gerdau SA	884,252

		Total Brazil	1,525,285

		Germany — 0.5%
	5,006	Biotest AG	489,077
	19,757	Jungheinrich AG	1,227,653

		Total Germany	1,716,730

		Italy — 0.1%
	85,653	Unipol Gruppo Finanziario SPA	363,576

		Russia — 0.5%
	810	Transneft	2,072,004

		TOTAL PREFERRED STOCKS (COST $4,777,960)	5,677,595

		RIGHTS/WARRANTS — 0.0%

		Malaysia — 0.0%
	11,833	Coastal Contracts Warrants, Expires 07/18/16 *	2,001

		TOTAL RIGHTS/WARRANTS (COST $0)	2,001

		MUTUAL FUNDS — 1.2%

		United States — 1.2%
		Affiliated Issuers
	182,065	GMO U.S. Treasury Fund	4,551,626

		TOTAL MUTUAL FUNDS (COST $4,551,626)	4,551,626

		SHORT-TERM INVESTMENTS — 1.2%

		Time Deposits — 0.7%
CAD	23,321	Bank of America (Charlotte) Time Deposit, 0.31%, due 12/02/13	21,958
DKK	55	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.10)%, due 12/02/13	10
GBP	2,498	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.06%, due 12/02/13	4,088

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value		Description	Value ($)
		Time Deposits — continued
NOK	3,813	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.60%, due 12/02/13	622
SGD	69,747	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	55,573
ZAR	166	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.15%, due 12/02/13	16
EUR	69,190	Citibank (New York) Time Deposit, 0.04%, due 12/02/13	93,994
JPY	8,210,449	Citibank (New York) Time Deposit, 0.01%, due 12/02/13	80,169
USD	502,507	Citibank (New York) Time Deposit, 0.06%, due 12/02/13	502,507
USD	1,838,518	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.06%, due 12/02/13	1,838,518

		Total Time Deposits	2,597,455

		U.S. Government — 0.5%
USD	1,470,000	U.S. Treasury Bill, 0.02%, due 01/16/14 (c)	1,469,953
USD	230,000	U.S. Treasury Bill, 0.08%, due 04/17/14 (c)	229,926

		Total U.S. Government	1,699,879

		TOTAL SHORT-TERM INVESTMENTS (COST $4,297,334)	4,297,334

		TOTAL INVESTMENTS — 99.4% (Cost $301,448,942)	366,941,318
		Other Assets and Liabilities (net) — 0.6%	2,214,604

		TOTAL NET ASSETS — 100.0%	$369,155,922

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/05/2013	BBH	AUD	2,526,647	USD	2,440,261	$138,651
12/05/2013	BCLY	AUD	1,664,368	USD	1,604,451	88,321
12/05/2013	BNYM	AUD	1,611,276	USD	1,559,079	91,312
12/05/2013	BOA	AUD	1,594,408	USD	1,501,934	49,533
12/05/2013	JPM	AUD	792,375	USD	765,536	43,735
12/05/2013	BBH	CAD	853,223	USD	828,299	25,006
12/05/2013	BOA	CAD	1,649,161	USD	1,598,830	46,176
12/05/2013	DB	CAD	743,049	USD	721,834	22,268
12/05/2013	JPM	CAD	2,489,547	USD	2,417,118	73,256
12/05/2013	MSCI	CAD	1,693,467	USD	1,644,138	49,770
12/05/2013	RBS	CAD	1,404,263	USD	1,362,687	40,600
12/05/2013	BBH	CHF	450,022	USD	500,764	4,291
12/05/2013	BNYM	CHF	1,574,271	USD	1,750,990	14,221
12/05/2013	DB	CHF	1,102,449	USD	1,211,743	(4,501)
12/05/2013	MSCI	CHF	632,405	USD	703,621	5,939
12/05/2013	RBS	CHF	167,038	USD	185,883	1,603
12/05/2013	BBH	DKK	11,344,262	USD	2,088,710	22,717
12/05/2013	BCLY	DKK	5,829,534	USD	1,068,818	7,155

Settlement Date	Counter- party	Currency Sold		Currency Purchased		NetUnrealized Appreciation (Depreciation)
12/05/2013	MSCI	DKK	5,691,013	USD	1,031,592	$(4,844)
12/05/2013	BCLY	EUR	696,029	USD	952,202	6,643
12/05/2013	BOA	EUR	1,753,713	USD	2,398,930	16,502
12/05/2013	DB	EUR	1,244,621	USD	1,712,524	21,699
12/05/2013	JPM	EUR	638,296	USD	876,278	9,150
12/05/2013	MSCI	EUR	1,264,966	USD	1,736,873	18,410
12/05/2013	SSB	EUR	1,484,706	USD	2,040,209	23,227
12/05/2013	BOA	NOK	1,784,571	USD	300,919	9,880
12/05/2013	JPM	SEK	1,552,182	USD	243,116	6,372
12/05/2013	BBH	USD	1,600,928	HKD	12,410,118	(161)
12/05/2013	BCLY	USD	495,950	HKD	3,844,668	(30)
12/05/2013	BCLY	USD	2,043,012	JPY	198,997,948	(100,127)
12/05/2013	BNYM	USD	3,443,214	HKD	26,692,142	(227)
12/05/2013	BNYM	USD	1,584,742	JPY	155,680,304	(64,783)
12/05/2013	BNYM	USD	1,215,152	JPY	119,543,022	(48,013)
12/05/2013	BNYM	USD	243,185	SEK	1,552,182	(6,441)
12/05/2013	BNYM	USD	1,800,117	SGD	2,226,629	(25,979)
12/05/2013	BOA	USD	823,111	GBP	516,559	22,381
12/05/2013	BOA	USD	3,315,833	HKD	25,704,665	(219)
12/05/2013	BOA	USD	1,510,989	JPY	148,014,262	(65,876)
12/05/2013	BOA	USD	4,578,186	SGD	5,670,701	(59,875)
12/05/2013	DB	USD	802,570	GBP	495,395	8,281
12/05/2013	DB	USD	2,219,706	JPY	217,977,240	(91,521)
12/05/2013	DB	USD	1,428,903	SGD	1,766,196	(21,631)
12/05/2013	JPM	USD	1,662,162	HKD	12,884,956	(147)
12/05/2013	JPM	USD	1,620,277	JPY	159,149,313	(66,449)
12/05/2013	JPM	USD	648,855	SGD	803,634	(8,535)
12/05/2013	MSCI	USD	1,008,852	GBP	624,121	12,694
12/05/2013	MSCI	USD	1,686,005	HKD	13,069,903	(134)
12/05/2013	MSCI	USD	1,799,381	JPY	177,007,237	(71,199)
12/05/2013	MSCI	USD	1,466,991	SGD	1,815,348	(20,555)
12/05/2013	SSB	USD	1,296,582	HKD	10,051,191	(90)
12/05/2013	SSB	USD	1,506,854	SGD	1,864,204	(21,490)

						$196,966

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
22	DAX	December 2013	$7,020,274	$585,909
12	FTSE 100	December 2013	1,304,247	19,003
24	FTSE/MIB	December 2013	3,095,305	215,557
28	TOPIX	December 2013	3,458,529	230,846

			$14,878,355	$1,051,315

Sales
62	S&P Toronto 60	December 2013	$9,003,747	$(506,006)
7	SPI 200	December 2013	849,617	(16,719)

			$9,853,364	$(522,725)

+ Buys - Fund is long the underlying asset to the contract.

   Sales - Fund is short the underlying asset to the contract.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Bankrupt issuer.

(c)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BNYM - Bank of New York Mellon

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

RBS - Royal Bank of Scotland PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.7%

	Australia — 0.3%
331,333	Incitec Pivot Ltd	782,379

	Austria — 1.0%
40,795	OMV AG	1,998,243
15,365	Verbund AG	333,725

	Total Austria	2,331,968

	Belgium — 0.1%
76,483	Nyrstar	232,379

	Brazil — 2.6%
270,300	Petroleo Brasileiro SA (Petrobras)	2,119,728
252,100	Vale SA	3,870,907

	Total Brazil	5,990,635

	Canada — 4.9%
41,000	Agrium Inc	3,690,811
23,000	Calfrac Well Services Ltd	683,872
36,800	Ensign Energy Services Inc	562,342
37,500	Pacific Rubiales Energy Corp	697,321
101,500	Precision Drilling Corp	942,275
19,000	Savanna Energy Services Corp	138,104
155,500	Sherritt International Corp	505,108
30,500	Talisman Energy Inc	356,948
67,500	Teck Resources Ltd – Class B	1,625,059
22,900	Total Energy Services Inc	405,563
25,200	TransGlobe Energy Corp *	222,555
29,200	Trican Well Service Ltd	346,408
59,300	Trinidad Drilling Ltd	551,070
55,300	Western Energy Services Corp	387,376

	Total Canada	11,114,812

	China — 2.8%
3,097,000	Asian Citrus Holdings Ltd	987,712
192,000	China Oilfield Services Ltd – Class H	578,307
1,199,000	CNOOC Ltd	2,455,152
834,000	First Tractor Co Ltd – Class H	706,914
3,104,000	Minmetals Resources Ltd *	731,381
4,736,000	Sinofert Holdings Ltd	811,301

	Total China	6,270,767

	Czech Republic — 1.1%
85,923	CEZ AS	2,382,585

	Denmark — 0.7%
56,430	Vestas Wind Systems A/S *	1,608,148

Shares	Description	Value ($)
	France — 5.2%
118,796	Electricite de France SA	4,415,592
120,889	Total SA	7,311,391

	Total France	11,726,983

	Germany — 1.0%
15,067	Aurubis AG	887,472
49,455	K+S AG	1,379,643

	Total Germany	2,267,115

	Greece — 0.3%
70,274	Mytilineos Holdings SA *	572,364

	Hungary — 0.3%
9,302	MOL Hungarian Oil and Gas Plc	587,282

	Indonesia — 0.1%
2,175,000	Aneka Tambang Tbk PT	228,937

	Israel — 0.6%
167,231	Israel Chemicals Ltd	1,423,156

	Italy — 2.4%
282,787	CNH Industrial NV *	3,232,758
89,067	ENI SPA	2,131,468

	Total Italy	5,364,226

	Japan — 13.5%
11,700	Asahi Holdings Inc	201,633
35,000	Dowa Holdings Co Ltd	356,162
89,200	INPEX Corp	1,035,214
423,600	Itochu Corp	5,352,480
15,300	Kurita Water Industries Ltd	327,918
558,000	Marubeni Corp	4,052,532
201,000	Mitsubishi Materials Corp	756,815
277,500	Mitsubishi Corp	5,465,845
365,100	Mitsui & Co Ltd	5,064,856
404,000	Mitsui Mining & Smelting Co Ltd	1,161,528
42,000	Nihon Nohyaku Co Ltd	538,819
347,800	Nippon Coke & Engineering Co Ltd	448,946
76,000	Nittetsu Mining Co Ltd	401,761
34,100	Shinko Plantech Co Ltd	256,204
319,700	Sumitomo Corp	3,960,362
100,000	Sumitomo Metal Mining Co Ltd	1,332,657

	Total Japan	30,713,732

	Netherlands — 0.6%
4,278	Fugro NV	259,880
53,107	SBM Offshore NV *	1,061,585

	Total Netherlands	1,321,465

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Norway — 5.9%
213,161	Austevoll Seafood ASA	1,230,423
245,680	BW Offshore Ltd	318,457
37,492	Cermaq ASA	617,475
18,252	Fred Olsen Energy ASA	718,633
34,333	Petroleum Geo – Services ASA	409,947
71,264	ProSafe SE	534,536
63,144	Salmar ASA *	777,241
134,392	Statoil ASA	3,026,080
29,957	TGS Nopec Geophysical Co ASA	788,355
112,998	Yara International ASA	4,916,500

	Total Norway	13,337,647

	Poland — 1.4%
99,209	Impexmetal SA *	118,461
29,873	Jastrzebska Spolka Weglowa SA	636,853
65,316	KGHM Polska Miedz SA	2,495,213

	Total Poland	3,250,527

	Russia — 6.6%
620,180	Gazprom OAO Sponsored ADR	5,338,336
70,114	Lukoil OAO Sponsored ADR	4,338,589
148,678	Phosagro OAO GDR	1,459,401
292,273	Rosneft OJSC GDR (Registered)	2,093,261
36,011	Tatneft Sponsored ADR	1,335,558
40,493	TMK OAO GDR (Registered)	461,049

	Total Russia	15,026,194

	Singapore — 1.5%
221,000	First Resources Ltd	393,868
4,800,000	Golden Agri-Resources Ltd	2,195,903
719,000	Indofood Agri Resources Ltd	523,832
680,000	Swiber Holdings Ltd	343,514

	Total Singapore	3,457,117

	South Africa — 0.4%
18,467	Sasol Ltd	911,716

	Spain — 3.8%
97,313	Endesa SA *	2,918,280
593,405	Iberdrola SA	3,777,525
71,701	Repsol YPF SA	1,879,648

	Total Spain	8,575,453

	Sweden — 0.4%
65,721	Boliden AB	958,837

	Taiwan — 0.2%
743,000	Sinon Corp	448,162

Shares	Description	Value ($)
	Thailand — 0.5%
102,464	PTT Exploration & Production Pcl (Foreign Registered)	510,441
78,700	PTT Pcl (Foreign Registered)	722,809

	Total Thailand	1,233,250

	Turkey — 0.7%
114,032	Gubre Fabrikalari TAS *	906,180
331,160	Koza Anadolu Metal Madencilik Isletmeleri AS *	680,800

	Total Turkey	1,586,980

	United Kingdom — 15.1%
113,299	Afren Plc *	301,757
433,460	Amerisur Resources Plc *	353,854
162,072	Anglo American Plc	3,565,239
86,392	BHP Billiton Plc	2,621,728
1,055,952	BP Plc	8,306,871
11,400	Ensco Plc – Class A	673,512
217,403	Kazakhmys Plc	843,260
49,483	Premier Oil Plc	252,096
161,769	Rio Tinto Plc	8,593,493
151,003	Royal Dutch Shell Plc A Shares (London)	5,050,713
103,393	Royal Dutch Shell Plc B Shares (London)	3,622,199

	Total United Kingdom	34,184,722

	United States — 20.7%
64,200	AGCO Corp.	3,741,576
32,900	Apache Corp.	3,010,021
8,400	Atwood Oceanics, Inc. *	441,504
22,500	Baker Hughes, Inc.	1,281,600
31,300	Basic Energy Services, Inc. *	444,147
31,800	C&J Energy Services, Inc. *	753,660
35,300	Chevron Corp.	4,322,132
75,200	Chiquita Brands International, Inc. *	794,864
6,200	Cimarex Energy Co.	586,396
58,800	ConocoPhillips	4,280,640
37,500	Deere & Co.	3,159,000
18,200	Denbury Resources, Inc. *	303,576
17,400	Devon Energy Corp.	1,054,788
6,200	Energen Corp.	447,454
32,600	Exxon Mobil Corp.	3,047,448
102,100	Freeport – McMoRan Copper & Gold, Inc.	3,541,849
14,300	Helix Energy Solutions Group, Inc. *	317,603
27,000	Hess Corp.	2,190,510
15,900	Joy Global, Inc.	899,304
63,300	Key Energy Services, Inc. *	496,272
52,500	Kodiak Oil & Gas Corp. *	595,350
47,000	Marathon Oil Corp.	1,693,880
19,800	Mosaic Co. (The)	948,420

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value		Description	Value ($)
		United States — continued
	4,300	National Oilwell Varco, Inc.	350,450
	29,200	Newfield Exploration Co. *	820,520
	24,600	Noble Corp Plc	937,752
	8,000	Occidental Petroleum Corp.	759,680
	5,500	Oil States International, Inc. *	562,925
	92,100	Parker Drilling Co. *	730,353
	45,700	Pioneer Energy Services Corp. *	329,954
	4,600	SM Energy Co.	405,444
	44,300	Superior Energy Services, Inc. *	1,128,764
	18,000	Unit Corp. *	866,880
	117,000	Vantage Drilling Co. *	218,790
	18,100	W&T Offshore, Inc.	311,320
	48,800	Weatherford International Ltd. *	764,208
	9,200	Whiting Petroleum Corp. *	555,680

		Total United States	47,094,714

		TOTAL COMMON STOCKS (COST $208,995,241)	214,984,252

		PREFERRED STOCKS — 3.1%

		Brazil — 3.1%
	296,700	Petroleo Brasileiro SA (Petrobras)	2,428,365
	338,087	Vale SA	4,745,462

		Total Brazil	7,173,827

		TOTAL PREFERRED STOCKS (COST $7,749,481)	7,173,827

		MUTUAL FUNDS — 1.3%

		United States — 1.3%
		Affiliated Issuers
	121,437	GMO U.S. Treasury Fund	3,035,914

		TOTAL MUTUAL FUNDS (COST $3,036,247)	3,035,914

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.1%
CAD	5,254	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.31%, due 12/02/13	4,947
EUR	1,070	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 12/02/13	1,453
JPY	224,240	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	2,189
NOK	63,431	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.60%, due 12/02/13	10,347
USD	245,018	DBS Bank Ltd (Singapore) Time Deposit, 0.06%, due 12/02/13	245,018
SGD	28,080	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 12/02/13	22,374

		Total Time Deposits	286,328

Par Value		Description	Value ($)
		U.S. Government — 0.4%
USD	440,000	U.S. Treasury Bill, 0.02%, due 12/26/13 (a)	439,994
USD	350,000	U.S. Treasury Bill, 0.03%, due 01/16/14 (a)	349,985

		Total U.S. Government	789,979

		TOTAL SHORT-TERM INVESTMENTS (COST $1,076,307)	1,076,307

		TOTAL INVESTMENTS — 99.6% (Cost $220,857,276)	226,270,300
		Other Assets and Liabilities (net) — 0.4%	811,193

		TOTAL NET ASSETS — 100.0%	$227,081,493

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered – Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

OJSC - Open Joint-Stock Company

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

Currency Abbreviations:

CAD - Canadian Dollar

EUR - Euro

JPY - Japanese Yen

NOK - Norwegian Krone

SGD - Singapore Dollar

USD - United States Dollar

GMO Risk Premium Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 36.6%

	Affiliated Issuers
11,130,121	GMO U.S. Treasury Fund	278,253,028

	TOTAL MUTUAL FUNDS (COST $278,323,000)	278,253,028

	SHORT-TERM INVESTMENTS — 11.3%

	Money Market Funds
86,240,904	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00%(a)	86,240,904

	TOTAL SHORT-TERM INVESTMENTS (COST $86,240,904)	86,240,904

	TOTAL INVESTMENTS — 47.9% (Cost $364,563,904)	364,493,932
	Other Assets and Liabilities (net) — 52.1%	397,090,714	(b)

	TOTAL NET ASSETS — 100.0%	$761,584,646

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Written Options

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put	4,938	12/20/2013	Euro STOXX 50, Strike 3,050	$3,486,858	$(1,614,840)
Put	575	12/20/2013	FTSE 100, Strike 6,675	759,104	(803,392)
Put	20	12/20/2013	FTSE 100, Strike 6,700	43,048	(32,992)
Put	58	12/30/2013	Hang Seng, Strike 23,000	112,212	(44,048)
Put	276	12/30/2013	Hang Seng, Strike 23,800	534,769	(646,592)
Put	501	12/13/2013	Nikkei 225, Strike 14,250	2,059,451	(41,695)
Put	212	12/13/2013	Nikkei 225, Strike 15,125	714,014	(129,614)
Put	120	12/13/2013	Nikkei 225, Strike 15,500	229,415	(176,334)
Put	6	12/21/2013	S&P 500, Strike 1,750	16,239	(3,600)
Put	31	12/21/2013	S&P 500, Strike 1,780	52,594	(32,085)
Put	1,425	12/21/2013	S&P 500, Strike 1,790	3,404,102	(1,909,500)
Put	8	12/20/2013	S&P/TSX 60, Strike 770	322	(580)
Put	1,522	12/20/2013	S&P/TSX 60, Strike 775	123,389	(146,167)
Put	747	12/19/2013	SPI 200, Strike 5,300	440,299	(298,988)
Put	167	12/19/2013	SPI 200, Strike 5,325	60,484	(79,380)
Put	69	12/19/2013	SPI 200, Strike 5,400	55,157	(60,021)

				$12,091,457	$(6,019,828)

As of November 30, 2013 for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

(b)	Amount primarily comprised of cash collateral related to the Fund’s use of options (See “Derivative financial instruments”).

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.6%

	Australia — 4.5%
415,666	Arrium Ltd	595,336
82,568	BHP Billiton Ltd	2,818,323
155,094	BlueScope Steel Ltd *	767,576
24,748	Commonwealth Bank of Australia	1,753,978
44,671	CSL Ltd	2,793,118
507,912	Goodman Fielder Ltd	312,106
28,954	JB Hi–Fi Ltd	537,560
23,336	Macquarie Group Ltd	1,151,998
388,328	Mirvac Group (REIT)	600,795
88,505	Myer Holdings Ltd	229,783
71,850	National Australia Bank Ltd	2,265,108
140,070	QBE Insurance Group Ltd	1,997,845
179,199	Stockland (REIT)	628,165
84,675	TABCORP Holdings Ltd	271,906
206,854	Tatts Group Ltd	582,144
346,404	Telstra Corp Ltd	1,595,147
150,518	Westpac Banking Corp	4,509,087

	Total Australia	23,409,975

	Austria — 0.6%
1,788	Andritz AG	113,362
8,906	Erste Group Bank AG	312,585
88,088	Immofinanz AG (Entitlement Shares) *	—
25,042	OMV AG	1,226,621
755	Raiffeisen Bank International AG	27,782
25,896	Voestalpine AG	1,286,112

	Total Austria	2,966,462

	Belgium — 1.0%
41,633	Ageas	1,754,830
10,700	Belgacom SA	317,720
26,132	Delhaize Group	1,519,097
32,336	KBC Groep NV	1,844,893

	Total Belgium	5,436,540

	Canada — 0.9%
27,700	Blackberry Ltd *	175,000
4,700	Canadian Tire Corp Ltd	441,236
8,700	Canadian Pacific Railway Ltd	1,326,093
13,800	Magna International Inc – Class A	1,118,708
15,100	Valeant Pharmaceuticals International Inc *	1,627,291

	Total Canada	4,688,328

	Denmark — 0.2%
9,927	Coloplast A/S – Class B	651,014
11,447	Vestas Wind Systems A/S *	326,218

	Total Denmark	977,232

Shares	Description	Value ($)
	Finland — 1.2%
4,723	Kone Oyj – Class B	433,396
585,884	Nokia Oyj *	4,731,285
25,268	Sampo Oyj – Class A	1,176,026

	Total Finland	6,340,707

	France — 13.8%
126,818	Air France – KLM *	1,311,337
100,639	AXA	2,632,099
67,073	BNP Paribas	5,024,968
54,003	Bouygues SA	2,031,657
30,904	Carrefour SA	1,213,245
6,637	Cie Generale des Etablissements Michelin – Class B	720,008
58,961	Credit Agricole SA *	737,534
1,613	Esso SAF	98,573
40,083	European Aeronautic Defense and Space Co NV	2,844,149
159,901	GDF Suez	3,704,784
16,002	GDF Suez VVPR Strip *	22
7,745	L’Oreal SA	1,294,155
192,161	Orange	2,504,679
144,914	Peugeot SA *	2,297,896
10,295	Publicis Groupe SA	907,667
56,968	Renault SA	5,044,520
8,750	Safran SA	575,350
62,138	Sanofi	6,563,971
100,079	Societe Generale	5,741,616
27,321	Solocal Group *	43,388
51,550	STMicroelectronics NV	406,184
400,005	Total SA	24,192,383
19,079	Veolia Environnement	308,731
73,072	Vivendi SA	1,852,995
2,361	Zodiac Aerospace	400,139

	Total France	72,452,050

	Germany — 6.3%
11,209	Allianz SE (Registered)	1,944,293
13,966	Aurubis AG	822,621
19,468	Bayer AG (Registered)	2,592,561
25,798	Celesio AG	826,042
5,610	Continental AG	1,168,986
42,042	Daimler AG (Registered)	3,477,450
61,755	Deutsche Lufthansa AG (Registered) *	1,338,547
65,983	Deutsche Post AG (Registered)	2,328,961
14,342	Duerr AG	1,247,699
367,556	E.ON AG	7,064,535
29,880	Freenet AG	845,784
11,465	Hannover Rueck SE	952,447
2,978	KUKA AG	139,691
8,577	Leoni AG	638,467

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
5,421	Merck KGaA	939,818
22,652	Metro AG	1,135,298
9,832	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,146,500
66,737	RWE AG	2,559,184
6,941	Salzgitter AG	300,969
8,972	Suedzucker AG	225,778
26,139	TUI AG *	378,575

	Total Germany	33,074,206

	Greece — 0.3%
62,802	OPAP SA	833,555
56,967	Public Power Corp SA	832,661

	Total Greece	1,666,216

	Hong Kong — 2.2%
180,221	AAC Technologies Holdings Inc	817,075
170,800	AIA Group Ltd	864,680
106,000	Cheung Kong Holdings Ltd	1,672,641
256,430	Esprit Holdings Ltd	533,018
278,000	Galaxy Entertainment Group Ltd *	2,177,258
129,618	Hong Kong & China Gas	306,003
121,000	Pacific Basin Shipping Ltd	86,481
295,200	Sands China Ltd	2,232,570
148,000	Sun Hung Kai Properties Ltd	1,896,784
26,000	Swire Pacific Ltd	313,568
46,000	Wharf Holdings Ltd (The)	381,281
115,000	Yue Yuen Industrial Holdings	356,325

	Total Hong Kong	11,637,684

	Ireland — 0.3%
5,963	DCC Plc	282,302
4,703	Kerry Group Plc – Class A	301,462
4,035	Paddy Power Plc	310,736
28,048	Smurfit Kappa Group Plc	665,888

	Total Ireland	1,560,388

	Israel — 0.2%
26,168	Teva Pharmaceutical Industries Ltd	1,066,757

	Italy — 5.6%
899,003	A2A SPA	1,028,253
45,779	Azimut Holding SPA	1,168,833
12,017	Danieli & Co SPA – RSP	253,995
1,297,238	Enel SPA	5,895,621
256,296	ENI SPA	6,133,436
41,052	Exor SPA	1,606,565
250,436	Fiat SPA *	1,981,911
256,687	Finmeccanica SPA *	1,867,105
7,568	Gtech SPA	232,568
658,850	Intesa Sanpaolo SPA	1,587,927

Shares	Description	Value ($)
	Italy — continued
411,876	Mediaset SPA *	1,871,160
45,025	Mediobanca SPA *	383,958
143,011	Mediolanum SPA	1,268,744
321,227	Milano Assicurazioni SPA *	285,252
19,411	Recordati SPA	275,335
1,854,985	Telecom Italia SPA	1,803,711
1,513,666	Telecom Italia SPA-Di RISP	1,163,683
151,188	Unipol Gruppo Finanziario SPA	757,750

	Total Italy	29,565,807

	Japan — 18.7%
12,800	ABC-Mart Inc	584,031
70,025	Accordia Golf Co Ltd	819,645
8,830	Adastria Holdings Co Ltd	351,206
63,400	Aeon Co Ltd	854,460
12,500	Alfresa Holdings Corp	648,828
17,600	Astellas Pharma Inc	1,044,546
5,200	Central Japan Railway Co	626,048
178,000	Cosmo Oil Co Ltd *	328,628
30,600	Daiei Inc *	101,437
198,000	Daikyo Inc	542,332
27,400	Daito Trust Construction Co Ltd	2,603,194
119,000	Daiwa Securities Group Inc	1,159,006
184,000	DIC Corp	570,771
2,500	Fast Retailing Co Ltd	950,555
138,000	Fuji Electric Co Ltd	625,940
97,000	Fuji Heavy Industries Ltd	2,749,790
17,900	Fuji Oil Co Ltd	289,934
7,000	Fuyo General Lease Co Ltd	281,080
66,000	Hanwa Co Ltd	318,691
194,100	Haseko Corp *	1,453,421
8,500	Idemitsu Kosan Co Ltd	763,975
28,072	Iida Group Holdings Co Ltd *	564,866
46,800	INPEX Corp	543,139
309,500	Itochu Corp	3,910,747
16,000	Izumi Co Ltd	485,839
23,600	J Trust Co Ltd	313,847
129	Japan Retail Fund Investment Corp (REIT)	254,290
73,200	JFE Holdings Inc	1,650,350
411,600	JX Holdings Inc	2,143,768
30,660	K’s Holdings Corp	1,004,183
42,000	Kamigumi Co Ltd	378,811
116,000	Kanematsu Corp	180,293
93,700	Kansai Electric Power Co Inc (The) *	1,065,008
31,000	Kao Corp	1,020,092
308,000	Kawasaki Kisen Kaisha Ltd	732,962
71,600	KDDI Corp	4,508,588
4,000	Kinugawa Rubber Industrial Co Ltd	20,456
331,000	Kobe Steel Ltd *	569,874
19,000	Kohnan Shoji Co Ltd	197,229
15,000	Kurimoto Ltd	37,376

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
8,000	Kyudenko Corp	48,920
131,400	Leopalace21 Corp *	747,907
272,000	Marubeni Corp	1,975,428
418,000	Mazda Motor Corp *	1,930,175
49,500	Medipal Holdings Corp	660,515
21,500	Misawa Homes Co Ltd	326,684
255,000	Mitsubishi Chemical Holdings Corp	1,187,407
127,400	Mitsubishi Corp	2,509,364
8,000	Mitsui Fudosan Co Ltd	272,130
113,200	Mitsui & Co Ltd	1,570,369
198,000	Mitsui Mining & Smelting Co Ltd	569,264
249,000	Mitsui OSK Lines Ltd	1,108,503
402,200	Mizuho Financial Group Inc	847,229
16,100	Nagase & Co	193,126
19,900	Namco Bandai Holdings Inc	404,121
84,500	Nippon Coke & Engineering Co Ltd	109,074
313,900	Nippon Light Metal Co Ltd	411,331
53,400	Nippon Telegraph & Telephone Corp	2,685,105
223,000	Nippon Yusen Kabushiki Kaisha	691,967
71,900	Nipro Corp	652,971
14,100	Nisshin Steel Holdings Co Ltd	175,296
7,000	Nitori Holdings Co Ltd	648,725
141,300	Nomura Holdings Inc	1,123,484
63,700	North Pacific Bank Ltd	244,141
119,000	NTN Corp *	542,131
108,400	NTT Docomo Inc	1,741,889
514,100	Resona Holdings Inc	2,553,915
58,100	Round One Corp	458,285
7,400	Ryohin Keikaku Co Ltd	769,970
7,600	Ryosan Co	157,285
4,600	Shimamura Co Ltd	472,451
5,700	Ship Healthcare Holdings Inc	243,575
3,400	SHO–BOND Holdings Co Ltd	157,728
26,400	SoftBank Corp	2,142,753
564,700	Sojitz Corp	1,044,018
207,900	Sumitomo Corp	2,575,412
30,000	Sumitomo Metal Mining Co Ltd	399,797
19,500	Sumitomo Mitsui Financial Group Inc	970,448
393,000	Sumitomo Mitsui Trust Holdings Inc	1,937,882
23,000	Sumitomo Realty & Development Co Ltd	1,092,843
12,500	Suzuken Co Ltd	425,089
29,600	Takara Leben Co Ltd	112,237
55,000	Takeda Pharmaceutical Co Ltd	2,674,614
228,800	Tokyo Electric Power Co Inc (The) *	1,218,939
69,000	TonenGeneral Sekiyu KK	667,346
300,000	Tosoh Corp	1,350,856
185,000	Toyobo Co Ltd	342,191
187,800	Toyota Motor Corp	11,730,343
75,500	Toyota Tsusho Corp	1,948,328
98,758	UACJ Corp	324,492
8,007	UNY Co Ltd	52,492

Shares	Description	Value ($)
	Japan — continued
37,660	USS Co Ltd	518,156
81,600	Wacom Co Ltd	573,220
162,400	Yahoo! Japan Corp	784,329

	Total Japan	98,325,486

	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—

	Netherlands — 1.6%
285,858	Aegon NV	2,538,103
9,581	Corbion NV	205,770
40,140	Delta Lloyd NV	973,962
131,658	ING Groep NV *	1,707,975
12,651	Koninklijke Philips Electronics NV	452,314
96,642	Koninklijke BAM Groep NV	460,508
280,032	Koninklijke KPN NV *	912,958
123,744	PostNL NV *	724,015
4,965	Wereldhave NV (REIT)	378,659

	Total Netherlands	8,354,264

	New Zealand — 0.3%
75,282	Chorus Ltd	93,402
57,894	Fletcher Building Ltd	429,727
491,055	Telecom Corp of New Zealand	918,779

	Total New Zealand	1,441,908

	Norway — 0.4%
42,962	DNB ASA	758,139
58,127	Statoil ASA	1,308,835

	Total Norway	2,066,974

	Portugal — 0.5%
536,158	EDP-Energias de Portugal SA	2,027,440
88,211	Portugal Telecom SGPS SA	395,713

	Total Portugal	2,423,153

	Singapore — 1.1%
118,000	CapitaCommercial Trust (REIT)	139,391
477,600	Ezion Holdings Ltd	798,363
217,000	Ezra Holdings Ltd *	227,057
3,889,000	Golden Agri-Resources Ltd	1,779,139
198,000	Ho Bee Land Ltd	323,020
626,000	Noble Group Ltd	550,549
247,670	Singapore Telecommunications Ltd	733,418
2	Suntec Real Estate Investment Trust (REIT)	3
341,067	Swiber Holdings Ltd	172,296
86,000	United Overseas Land	425,487
735,000	Yangzijiang Shipbuilding Holdings Ltd	681,747
217,000	Yanlord Land Group Ltd	210,708

	Total Singapore	6,041,178

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Spain — 9.0%
35,493	ACS Actividades de Construccion y Servicios SA	1,146,087
25,372	Amadeus IT Holding SA – Class A	949,269
472,048	Banco Bilbao Vizcaya Argentaria SA	5,623,584
1,662,188	Banco Santander SA	14,772,296
103,312	Distribuidora Internacional de Alimentacion SA	945,139
19,681	Enagas	517,382
49,973	Ferrovial SA	945,488
132,240	Gas Natural SDG SA	3,290,516
20,151	Grifols SA	920,916
573,248	Iberdrola SA	3,649,208
106,849	Mapfre SA	423,716
132,694	Repsol YPF SA	3,478,585
639,080	Telefonica SA	10,530,255

	Total Spain	47,192,441

	Sweden — 0.7%
40,819	Investor AB	1,331,560
32,601	Skandinaviska Enskilda Banken AB – Class A	395,061
11,790	Svenska Handelsbanken AB – Class A	547,459
49,006	Swedbank AB – Class A	1,249,830

	Total Sweden	3,523,910

	Switzerland — 2.9%
25,228	ABB Ltd	644,106
8,677	Compagnie Financiere Richemont SA – Class A	879,159
26,658	Credit Suisse Group AG (Registered)	795,534
69,310	Novartis AG (Registered)	5,479,349
18,049	Roche Holding AG (Non Voting)	5,034,040
1,058	Swatch Group AG	691,989
5,435	Swiss Life Holding AG (Registered)	1,122,619
8,949	Swiss Re AG	795,212

	Total Switzerland	15,442,008

	United Kingdom — 25.3%
126,978	Aberdeen Asset Management Plc	1,020,590
37,205	Admiral Group Plc	756,045
69,450	Amlin Plc	510,813
86,599	ARM Holdings Plc	1,432,850
20,070	Associated British Foods Plc	752,283
246,772	AstraZeneca Plc	14,154,740
37,454	Aviva Plc	263,133
11,468	Babcock International Group Plc	245,647
549,495	BAE Systems Plc	3,840,255
74,235	Balfour Beatty Plc	324,716
1,225,819	Barclays Plc	5,433,850
47,442	Barratt Developments Plc	255,091
123,657	BG Group Plc	2,522,885
146,853	BHP Billiton Plc	4,456,531

Shares	Description	Value ($)
	United Kingdom — continued
2,191,283	BP Plc	17,238,194
327,850	BT Group Plc	2,002,256
35,613	Bunzl Plc	808,214
173,543	Cobham Plc	749,890
7,697	Diageo Plc	245,287
71,035	Drax Group Plc	803,333
33,358	easyJet Plc	775,416
125,281	GlaxoSmithKline Plc	3,315,286
41,210	Halfords Group Plc	328,370
205,114	Home Retail Group Plc	640,066
36,147	Imperial Tobacco Group Plc	1,373,428
66,559	Inchcape Plc	647,347
18,106	InterContinental Hotels Group Plc	563,002
225,729	ITV Plc	700,996
548,994	Legal & General Group Plc	1,918,865
3,796,074	Lloyds Banking Group Plc *	4,799,471
33,697	Next Plc	3,031,109
11,249	Persimmon Plc (Bonus Shares)	213,274
54,907	Premier Foods Plc *	109,249
149,098	Prudential Plc	3,180,794
20,616	Reckitt Benckiser Group Plc	1,654,456
44,091	Reed Elsevier Plc	637,011
163,060	Rio Tinto Plc	8,662,074
85,111	Rolls-Royce Holdings Plc	1,717,686
15,869	Royal Dutch Shell Group Class A (Amsterdam)	530,033
279,605	Royal Dutch Shell Plc A Shares (London)	9,352,163
209,261	Royal Dutch Shell Plc B Shares (London)	7,331,106
24,570	Scottish & Southern Energy Plc	532,972
164,965	Spirit Pub Co Plc	195,288
97,738	Standard Life Plc	560,992
343,205	Tesco Plc	1,952,931
519,718	Thomas Cook Group Plc *	1,475,330
154,102	TUI Travel Plc	925,102
26,105	Vesuvius Plc	207,426
3,612,084	Vodafone Group Plc	13,395,411
13,792	Whitbread Plc	803,877
199,629	William Hill Plc	1,257,925
100,307	WPP Plc	2,214,512

	Total United Kingdom	132,819,571

	TOTAL COMMON STOCKS (COST $375,732,083)	512,473,245

	PREFERRED STOCKS — 0.7%

	Germany — 0.7%
20,674	Porsche Automobil Holding SE	2,099,030
5,445	Volkswagen AG	1,442,535

	Total Germany	3,541,565

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value		Description	Value ($)
		United Kingdom — 0.0%
	7,319,546	Rolls-Royce Holdings Plc C Shares *	11,981

		TOTAL PREFERRED STOCKS (COST $2,332,243)	3,553,546

		MUTUAL FUNDS — 1.2%

		United States — 1.2%
		Affiliated Issuers
	259,340	GMO U.S. Treasury Fund	6,483,495

		TOTAL MUTUAL FUNDS (COST $6,483,495)	6,483,495

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
CAD	1,275	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.31%, due 12/02/13	1,200
DKK	55	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.10)%, due 12/02/13	10
EUR	539	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 12/02/13	732
GBP	3,003	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.06%, due 12/02/13	4,915
SGD	22,751	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	18,127
JPY	21,644,955	Citibank (New York) Time Deposit, 0.01%, due 12/02/13	211,326
USD	1,139,065	DBS Bank Ltd (Singapore) Time Deposit, 0.06%, due 12/02/13	1,139,065

		Total Time Deposits	1,375,375

		TOTAL SHORT-TERM INVESTMENTS (COST $1,375,375)	1,375,375

		TOTAL INVESTMENTS — 99.8% (Cost $385,923,196)	523,885,661
		Other Assets and Liabilities (net) — 0.2%	1,064,995

		TOTAL NET ASSETS — 100.0%	$524,950,656

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/05/2013	BBH	CAD	571,199	USD	554,514	$16,741
12/05/2013	BOA	CAD	310,511	USD	301,034	8,694
12/05/2013	MSCI	CAD	3,208,776	USD	3,115,307	94,305
12/05/2013	BCLY	EUR	2,701,859	USD	3,696,276	25,785
12/05/2013	BOA	EUR	6,056,761	USD	8,285,134	56,991
12/05/2013	DB	EUR	13,513,483	USD	18,593,742	235,600
12/05/2013	MSCI	EUR	4,250,066	USD	5,835,591	61,853
12/05/2013	SSB	EUR	3,457,408	USD	4,750,997	54,089
12/05/2013	BBH	GBP	226,254	USD	365,710	(4,617)
12/05/2013	BOA	GBP	2,983,634	USD	4,812,214	(71,328)
12/05/2013	DB	GBP	289,102	USD	468,363	(4,833)
12/05/2013	MSCI	GBP	3,684,267	USD	5,955,386	(74,936)
12/05/2013	BBH	USD	4,649,401	CHF	4,178,277	(39,839)
12/05/2013	BBH	USD	1,472,791	JPY	144,697,426	(60,061)
12/05/2013	BCLY	USD	1,586,508	CHF	1,432,428	(6,224)
12/05/2013	BCLY	USD	3,627,357	JPY	356,166,949	(149,979)
12/05/2013	BOA	USD	4,626,645	CHF	4,178,277	(17,084)
12/05/2013	BOA	USD	6,880,235	JPY	673,977,546	(299,966)
12/05/2013	DB	USD	4,653,466	CHF	4,178,277	(43,904)
12/05/2013	DB	USD	2,500,482	JPY	246,039,880	(98,311)
12/05/2013	MSCI	USD	3,470,251	CHF	3,119,013	(29,291)
12/05/2013	MSCI	USD	3,972,070	JPY	390,737,305	(157,170)
12/05/2013	SSB	USD	1,307,991	CHF	1,175,217	(11,468)

						$(514,953)

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SGD - Singapore Dollar

USD - United States Dollar

As of November 30, 2013, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Currency Hedged International Equity Fund	1,978,110,591	533,397,587	—	533,397,587
Developed World Stock Fund	345,274,825	92,019,093	(6,943,114)	85,075,979
International Core Equity Fund	1,956,064,509	351,163,543	(34,518,614)	316,644,929
International Growth Equity Fund	151,422,829	14,863,387	(1,708,771)	13,154,616
International Intrinsic Value Fund	12,762,480,395	2,307,551,847	(244,806,443)	2,062,745,404
International Small Companies Fund	311,719,290	71,277,539	(16,055,511)	55,222,028
Resources Fund	221,863,480	12,808,289	(8,401,469)	4,406,820
Risk Premium Fund	364,563,904	—	(69,972)	(69,972)
Tax-Managed International Equities Fund	389,281,207	135,744,091	(1,139,637)	134,604,454

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2013 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Currency Hedged International Equity Fund
GMO International Growth Equity Fund, Class IV	$549,081,026	$11,083,900	$593,311,683	$—	$—	$—
GMO International Intrinsic Value Fund, Class IV	1,638,769,861	839,649,723	428,337,200	16,663,436	—	2,470,856,491

Total	$2,187,850,887	$850,733,623	$1,021,648,883	$16,663,436	$—	$2,470,856,491

Developed World Stock Fund
GMO U.S. Treasury Fund	$9,708,326	$15,949,999	$16,133,000	$5,564	$929	$9,525,617

International Core Equity Fund
GMO U.S. Treasury Fund	$86,633,100	$175,626,000	$223,001,965	$15,549	$467	$39,256,742

International Growth Equity Fund
GMO U.S. Treasury Fund	$52,767,000	$134,266,000	$186,005,132	$12,869	$4,299	$1,020,000

International Intrinsic Value Fund
GMO U.S. Treasury Fund	$88,307,524	$122,433,000	$209,602,709	$44,050	$7,771	$1,173,000

International Small Companies Fund
GMO U.S. Treasury Fund	$4,067,469	$17,893,000	$17,409,000	$2,442	$520	$4,551,626

Resources Fund
GMO U.S. Treasury Fund	$1,041,000	$9,174,000	$7,177,000	$1,337	$98	$3,035,914

Risk Premium Fund
GMO U.S. Treasury Fund	$278,253,028	$—	$—	$160,845	$24,486	$278,253,028

Tax-Managed International Equities Fund
GMO U.S. Treasury Fund	$5,391,305	20,621,000	19,528,318	2,360	438	6,483,495

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2013 through November 30, 2013. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2014.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2013, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2013. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that the Funds calculate their net asset value on any business day, the Funds will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service and presented in the table below on a net basis, which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2013 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Fair valued using inputs obtained from an independent pricing service (Net)
Currency Hedged International Equity Fund	—		94%
Developed World Stock Fund	—		42%
International Core Equity Fund	0	%*	96%
International Growth Equity Fund	—		93%
International Intrinsic Value Fund	—		96%
International Small Companies Fund	0	%*	94%
Resources Fund	—		71%
Risk Premium Fund	—		(1)%
Tax-Managed International Equities Fund	—		97%

*	Represents the interest in securities that were determined to have a fair value of zero at November 30, 2013.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2013, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Currency Hedged International Equity Fund
Asset Valuation Inputs
Mutual Funds
United States	$2,470,856,491	$—	$—	$2,470,856,491

TOTAL MUTUAL FUNDS	2,470,856,491	—	—	2,470,856,491

Short-Term Investments	40,651,687	—	—	40,651,687

Total Investments	2,511,508,178	—	—	2,511,508,178

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	22,316,686	—	22,316,686

Total	$2,511,508,178	$22,316,686	$—	$2,533,824,864

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(13,525,829)	$—	$(13,525,829)

Total	$—	$(13,525,829)	$—	$(13,525,829)

Developed World Stock Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$4,138,097	$—	$4,138,097
Austria	—	1,588,065	—	1,588,065
Belgium	—	227,062	—	227,062
Canada	1,587,399	—	—	1,587,399
Finland	—	2,196,793	—	2,196,793
France	—	33,470,424	—	33,470,424
Germany	—	15,016,622	—	15,016,622
Hong Kong	—	1,880,457	—	1,880,457
Ireland	—	802,498	—	802,498
Italy	—	17,702,860	—	17,702,860
Japan	—	41,292,685	—	41,292,685
Netherlands	—	2,299,820	—	2,299,820
Norway	—	1,363,078	—	1,363,078
Portugal	—	974,397	—	974,397
Singapore	—	1,107,432	—	1,107,432
Spain	—	15,559,285	—	15,559,285
Sweden	—	323,913	—	323,913
Switzerland	—	2,877,162	—	2,877,162
United Kingdom	—	35,198,777	—	35,198,777
United States	233,074,480	—	—	233,074,480

TOTAL COMMON STOCKS	234,661,879	178,019,427	—	412,681,306

Preferred Stocks
Germany	—	2,131,915	—	2,131,915

TOTAL PREFERRED STOCKS	—	2,131,915	—	2,131,915

Mutual Funds
United States	9,525,617	—	—	9,525,617

TOTAL MUTUAL FUNDS	9,525,617	—	—	9,525,617

Short-Term Investments	3,832,035	2,179,931	—	6,011,966

Total Investments	248,019,531	182,331,273	—	430,350,804

Description	Level 1	Level 2	Level 3		Total
Developed World Stock Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$530,236	$—		$530,236
Futures Contracts
Equity risk	522,353	259,335	—		781,688

Total	$248,541,884	$183,120,844	$—		$431,662,728

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency Risk	$—	$(405,998)	$—		$(405,998)
Futures Contracts
Equity risk	—	(120,204)	—		(120,204)

Total	$—	$(526,202)	$—		$(526,202)

International Core Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$111,504,222	$—		$111,504,222
Austria	—	11,310,249	—		11,310,249
Belgium	—	20,146,802	—		20,146,802
Canada	27,962,321	—	—		27,962,321
Denmark	—	7,124,811	—		7,124,811
Finland	—	33,918,548	—		33,918,548
France	—	293,535,101	—		293,535,101
Germany	—	136,785,708	—		136,785,708
Greece	—	4,218,385	—		4,218,385
Hong Kong	—	57,882,008	—		57,882,008
Ireland	—	408,950	—		408,950
Israel	—	6,879,036	—		6,879,036
Italy	—	119,255,100	—		119,255,100
Japan	—	419,257,005	—		419,257,005
Malta	—	—	0	**	0 **
Netherlands	—	43,330,544	0	**	43,330,544
New Zealand	—	8,856,090	—		8,856,090
Norway	—	11,633,386	—		11,633,386
Portugal	—	10,155,271	—		10,155,271
Singapore	—	15,099,936	—		15,099,936
Spain	—	194,166,780	—		194,166,780
Sweden	—	17,901,931	—		17,901,931
Switzerland	—	68,657,863	—		68,657,863
United Kingdom	—	572,690,015	0	**	572,690,015

TOTAL COMMON STOCKS	27,962,321	2,164,717,741	0	**	2,192,680,062

Preferred Stocks
Germany	—	16,268,962	—		16,268,962
United Kingdom	—	—	72,582		72,582

TOTAL PREFERRED STOCKS	—	16,268,962	72,582		16,341,544

Mutual Funds
United States	39,256,742	—	—		39,256,742

TOTAL MUTUAL FUNDS	39,256,742	—	—		39,256,742

Short-Term Investments	15,761,319	8,669,771	—		24,431,090

Total Investments	82,980,382	2,189,656,474	72,582		2,272,709,438

Description	Level 1	Level 2	Level 3		Total
International Core Equity Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$4,119,316	$—		$4,119,316
Futures Contracts
Equity risk	—	2,786,866	—		2,786,866

Total	$82,980,382	$2,196,562,656	$72,582		$2,279,615,620

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(5,739,566)	$—		$(5,739,566)
Futures Contracts
Equity risk	(1,028,662)	—	—		(1,028,662)

Total	$(1,028,662)	(5,739,566)	$—		$(6,768,228)

International Growth Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$10,875,140	$—		$10,875,140
Austria	—	407,666	0	**	407,666
Belgium	—	1,845,617	—		1,845,617
Canada	5,057,901	—	—		5,057,901
Denmark	—	4,370,423	—		4,370,423
Finland	—	2,617,940	—		2,617,940
France	—	10,330,432	—		10,330,432
Germany	—	9,307,194	—		9,307,194
Hong Kong	—	4,270,827	—		4,270,827
Ireland	—	1,083,028	—		1,083,028
Israel	—	1,306,496	—		1,306,496
Italy	—	1,879,295	—		1,879,295
Japan	—	30,479,293	—		30,479,293
Netherlands	—	4,423,315	—		4,423,315
New Zealand	—	154,682	—		154,682
Norway	—	1,448,963	—		1,448,963
Portugal	—	110,221	—		110,221
Singapore	—	3,557,153	—		3,557,153
Spain	—	3,259,227	—		3,259,227
Sweden	—	4,823,699	—		4,823,699
Switzerland	—	18,655,934	—		18,655,934
United Kingdom	—	39,902,146	—		39,902,146

TOTAL COMMON STOCKS	5,057,901	155,108,691	0	**	160,166,592

Preferred Stocks
Germany	—	1,464,439	—		1,464,439
United Kingdom	—	—	21,195		21,195

TOTAL PREFERRED STOCKS	—	1,464,439	21,195		1,485,634

Mutual Funds
United States	1,020,000	—	—		1,020,000

TOTAL MUTUAL FUNDS	1,020,000	—	—		1,020,000

Short-Term Investments	1,905,219	—	—		1,905,219

Total Investments	7,983,120	156,573,130	21,195		164,577,445

Description	Level 1	Level 2	Level 3		Total
International Growth Equity Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$3,828,577	$—		$3,828,577
Futures Contracts
Equity risk	—	169,057	—		169,057

Total	$7,983,120	$160,570,764	$21,195		$168,575,079

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(3,216,252)	$—		$(3,216,252)
Futures Contracts
Equity risk	—	(10,516)	—		(10,516)

Total	$—	$(3,226,768)	$—		$(3,226,768)

International Intrinsic Value Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$574,439,703	$—		$574,439,703
Austria	—	66,929,930	0	**	66,929,930
Belgium	—	86,962,069	—		86,962,069
Canada	128,573,936	—	—		128,573,936
Denmark	—	24,543,782	—		24,543,782
Finland	—	182,896,660	—		182,896,660
France	—	2,093,959,239	—		2,093,959,239
Germany	—	901,961,415	—		901,961,415
Greece	—	13,869,599	—		13,869,599
Hong Kong	—	268,775,804	—		268,775,804
Ireland	—	19,637,269	—		19,637,269
Israel	—	63,618,189	—		63,618,189
Italy	—	1,069,584,838	—		1,069,584,838
Japan	—	2,795,417,578	—		2,795,417,578
Malta	—	—	0	**	0 **
Netherlands	—	181,472,807	—		181,472,807
New Zealand	—	42,790,161	—		42,790,161
Norway	—	100,805,895	—		100,805,895
Portugal	—	54,884,746	—		54,884,746
Singapore	—	124,782,782	—		124,782,782
Spain	—	1,344,420,530	—		1,344,420,530
Sweden	—	132,479,197	—		132,479,197
Switzerland	—	255,625,630	—		255,625,630
United Kingdom	—	3,774,358,928	—		3,774,358,928

TOTAL COMMON STOCKS	128,573,936	14,174,216,751	0	**	14,302,790,687

Preferred Stocks
Germany	—	83,847,993	—		83,847,993
United Kingdom	—	—	209,768		209,768

TOTAL PREFERRED STOCKS	—	83,847,993	209,768		84,057,761

Mutual Funds
United States	1,173,000	—	—		1,173,000

TOTAL MUTUAL FUNDS	1,173,000	—	—		1,173,000

Short-Term Investments	230,599,242	206,605,109	—		437,204,351

Total Investments	360,346,178	14,464,669,853	209,768		14,825,225,799

Description	Level 1	Level 2	Level 3		Total
International Intrinsic Value Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$13,050,308	$—		$13,050,308
Futures Contracts
Equity risk	—	22,312,312	—		22,312,312

Total	$360,346,178	$14,500,032,473	$209,768		$14,860,588,419

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(28,752,242)	$—		$(28,752,242)

Total	$—	$(28,752,242)	$—		$(28,752,242)

International Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$16,937,139	$—		$16,937,139
Austria	—	933,228	0	**	933,228
Belgium	—	1,992,253	19		1,992,272
Brazil	—	480,876	—		480,876
Canada	10,876,733	—	—		10,876,733
China	—	1,896,960	—		1,896,960
Czech Republic	—	94,427	—		94,427
Denmark	—	6,470,545	—		6,470,545
Finland	—	1,099,912	—		1,099,912
France	—	25,581,312	—		25,581,312
Germany	—	18,803,291	—		18,803,291
Greece	—	6,165,892	6,183		6,172,075
Hong Kong	—	7,775,469	—		7,775,469
India	—	682,341	—		682,341
Indonesia	—	—	179,473		179,473
Ireland	—	8,547,166	—		8,547,166
Israel	—	2,430,154	—		2,430,154
Italy	—	20,371,344	—		20,371,344
Japan	—	90,392,765	—		90,392,765
Mexico	976,101	—	—		976,101
Netherlands	—	8,638,442	0	**	8,638,442
New Zealand	—	985,922	—		985,922
Norway	—	2,250,732	—		2,250,732
Philippines	—	130,073	—		130,073
Portugal	—	2,061,815	—		2,061,815
Singapore	—	4,308,791	—		4,308,791
South Africa	—	450,891	—		450,891
South Korea	—	2,957,573	—		2,957,573
Spain	—	9,843,028	—		9,843,028
Sweden	—	5,121,744	—		5,121,744
Switzerland	—	12,967,396	—		12,967,396
Taiwan	—	1,337,391	0	**	1,337,391
Turkey	—	763,732	—		763,732
United Kingdom	—	77,901,649	—		77,901,649

TOTAL COMMON STOCKS	11,852,834	340,374,253	185,675		352,412,762

Preferred Stocks
Brazil	—	1,525,285	—		1,525,285
Germany	—	1,716,730	—		1,716,730
Italy	—	363,576	—		363,576
Russia	—	2,072,004	—		2,072,004

TOTAL PREFERRED STOCKS	—	5,677,595	—		5,677,595

Description	Level 1	Level 2	Level 3	Total
International Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Rights/Warrants
Malaysia	$—	$2,001	$—	$2,001

TOTAL RIGHTS/WARRANTS	—	2,001	—	2,001

Mutual Funds
United States	4,551,626	—	—	4,551,626

TOTAL MUTUAL FUNDS	4,551,626	—	—	4,551,626

Short-Term Investments	2,827,381	1,469,953	—	4,297,334

Total Investments	19,231,841	347,523,802	185,675	366,941,318

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	879,793	—	879,793
Futures Contracts
Equity risk	—	1,051,315	—	1,051,315

Total	$19,231,841	$349,454,910	$185,675	$368,872,426

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(682,827)	$—	$(682,827)
Futures Contracts
Equity risk	—	(522,725)	—	(522,725)

Total	$—	$(1,205,552)	$—	$(1,205,552)

Resources Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$782,379	$—	$782,379
Austria	—	2,331,968	—	2,331,968
Belgium	—	232,379	—	232,379
Brazil	—	5,990,635	—	5,990,635
Canada	11,114,812	—	—	11,114,812
China	—	6,270,767	—	6,270,767
Czech Republic	—	2,382,585	—	2,382,585
Denmark	—	1,608,148	—	1,608,148
France	—	11,726,983	—	11,726,983
Germany	—	2,267,115	—	2,267,115
Greece	—	572,364	—	572,364
Hungary	—	587,282	—	587,282
Indonesia	—	228,937	—	228,937
Israel	—	1,423,156	—	1,423,156
Italy	—	5,364,226	—	5,364,226
Japan	—	30,713,732	—	30,713,732
Netherlands	—	1,321,465	—	1,321,465
Norway	—	13,337,647	—	13,337,647
Poland	—	3,250,527	—	3,250,527
Russia	—	15,026,194	—	15,026,194
Singapore	—	3,457,117	—	3,457,117
South Africa	—	911,716	—	911,716
Spain	—	8,575,453	—	8,575,453
Sweden	—	958,837	—	958,837
Taiwan	—	448,162	—	448,162
Thailand	—	1,233,250	—	1,233,250
Turkey	—	1,586,980	—	1,586,980
United Kingdom	673,512	33,511,210	—	34,184,722
United States	47,094,714	—	—	47,094,714

TOTAL COMMON STOCKS	58,883,038	156,101,214	—	214,984,252

Description	Level 1	Level 2	Level 3		Total
Resources Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$—	$7,173,827	$—		$7,173,827

TOTAL PREFERRED STOCKS	—	7,173,827	—		7,173,827

Mutual Funds
United States	3,035,914	—	—		3,035,914

TOTAL MUTUAL FUNDS	3,035,914	—	—		3,035,914

Short-Term Investments	286,328	789,979	—		1,076,307

Total Investments	62,205,280	164,065,020	—		226,270,300

Total	$62,205,280	$164,065,020	$—		$226,270,300

Risk Premium Fund
Asset Valuation Inputs
Mutual Funds
United States	$278,253,028	$—	$—		$278,253,028

TOTAL MUTUAL FUNDS	278,253,028	—	—		278,253,028

Short-Term Investments	86,240,904	—	—		86,240,904

Total Investments	364,493,932	—	—		364,493,932

Total	$364,493,932	$—	$—		$364,493,932

Liability Valuation Inputs
Derivatives*
Written Options Equity Risk	$(2,091,932)	$(3,927,896)	$—		$(6,019,828)

Total	$(2,091,932)	$(3,927,896)	$—		$(6,019,828)

Tax-Managed International Equities
Asset Valuation Inputs
Common Stocks
Australia	$—	$23,409,975	$—		$23,409,975
Austria	—	2,966,462	0	**	2,966,462
Belgium	—	5,436,540	—		5,436,540
Canada	4,688,328	—	—		4,688,328
Denmark	—	977,232	—		977,232
Finland	—	6,340,707	—		6,340,707
France	—	72,452,028	22		72,452,050
Germany	—	33,074,206	—		33,074,206
Greece	—	1,666,216	—		1,666,216
Hong Kong	—	11,637,684	—		11,637,684
Ireland	—	1,560,388	—		1,560,388
Israel	—	1,066,757	—		1,066,757
Italy	—	29,565,807	—		29,565,807
Japan	—	98,325,486	—		98,325,486
Malta	—	—	0	**	0 **
Netherlands	—	8,354,264	—		8,354,264
New Zealand	—	1,441,908	—		1,441,908
Norway	—	2,066,974	—		2,066,974
Portugal	—	2,423,153	—		2,423,153
Singapore	—	6,041,178	—		6,041,178
Spain	—	47,192,441	—		47,192,441
Sweden	—	3,523,910	—		3,523,910
Switzerland	—	15,442,008	—		15,442,008
United Kingdom	—	132,819,571	—		132,819,571

TOTAL COMMON STOCKS	4,688,328	507,784,895	22		512,473,245

Preferred Stocks
Germany	—	3,541,565	—		3,541,565
United Kingdom	—	—	11,981		11,981

TOTAL PREFERRED STOCKS	—	3,541,565	11,981		3,553,546

Description	Level 1	Level 2	Level 3	Total
Tax-Managed International Equities (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$6,483,495	$—	$—	$6,483,495

TOTAL MUTUAL FUNDS	6,483,495	—	—	6,483,495

Short-Term Investments	1,375,375	—	—	1,375,375

Total Investments	12,547,198	511,326,460	12,003	523,885,661

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	554,058	—	554,058

Total	$12,547,198	$511,880,518	$12,003	$524,439,719

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,069,011)	$—	$(1,069,011)

Total	$—	$(1,069,011)	$—	$(1,069,011)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at November 30, 2013.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2013, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2013		Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of November 30, 2013		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2013
International Core Equity Fund
Common Stocks
Malta	$0	**	$—	$—	$—	$—	$—	$—	$—	$0	**	$—
Netherlands	1,026,047		—	—	—	—	(1,026,047)	—	—	0	**	(1,026,047)
United Kingdom	0	**	153,222	(153,222)	—	—	—	—	—	0	**	—
Preferred Stocks
United Kingdom	—		50,860	—	—	—	21,722	—	—	72,582		21,722
Rights/Warrants
Greece	—		1,378	(1,378)	—	—	—	—	—	—		—
Italy	—		8	(8)	—	—	—	—	—	—		—

Total	$1,026,047		$205,468	$(154,608)	$—	$—	$(1,004,325)	$—	$—	$72,582		$(1,004,325)

International Growth Equity Fund
Common Stocks
Austria	$0	**	$—	$—	$—	$—	$—	$—	$—	$0	**	$—
Preferred Stocks
United Kingdom	—		20,545	—	—	—	650	—	—	21,195		650

Total	$—		$20,545	$—	$—	$—	$650	$—	$—	$21,195		$650

	Balances as of February 28, 2013		Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of November 30, 2013		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2013
International Intrinsic Value Fund
Common Stocks
Austria	$0	**	$—	$—	$—	$—	$—	$—	$—	$0	**	$—
Malta	0	**	—	—	—	—	—	—	—	0	**	—
Preferred Stocks
United Kingdom	—		202,682	—	—	—	7,086	—	—	209,768		7,086
Rights/Warrants
Italy	—		40	(40)	—	—	—	—	—	—		—

Total	$—		$202,722	$(40)	$—	$—	$7,086	$—	$—	$209,768		$7,086

International Small Companies Fund
Common Stocks
Austria	$0	**	$—	$—	$—	$—	$—	$—	$—	$0	**	$—
Belgium	18		—	—	—	—	1	—	—	19		1
Greece	5,942		—	—	—	—	241	—	—	6,183		241
Indonesia	222,158		—	—	—	—	(42,685)	—	—	179,473		(42,685)
Netherlands	214,242		—	—	—	—	(214,242)	—	—	0	**	(214,242)
Sweden	7,818		—	(786)	—	(937,212)	930,180	—	—	—		—
Taiwan	0	**	—	—	—	—	—	—	—	0	**	—
Rights/Warrants
Greece	—		2,266	(2,266)	—	—	—	—	—	—		—

Total	$450,178		$2,266	$(3,052)	$—	$(937,212)	$673,495	$—	$—	$185,675		$(256,685)

Tax-Managed International Equities Fund
Common Stocks
Austria	$0	**	$—	$—	$—	$—	$—	$—	$—	$0	**	$—
France	21		—	—	—	—	1	—	—	22		1
Malta	0	**	—	—	—	—	—	—	—	0	**	—
United Kingdom	—		7,156	(7,156)	—	—	—	—	—	—		—
Preferred Stocks
United Kingdom	—		8,965	—	—	—	3,016	—	—	11,981		3,016

Total	$21		$16,121	$(7,156)	$—	$—	$3,017	$—	$—	$12,003		$3,017

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Represents the interest in securities that were determined to have a value of zero at February 28, 2013 and November 30, 2013.

The net aggregate direct and/or indirect exposure to investments in securities using Level 3 inputs (based on the Funds’ net assets) as of November 30, 2013 were as follows:

Fund Name	Level 3 securities
Currency Hedged International Equity Fund	< 1%
International Core Equity Fund	< 1%
International Growth Equity Fund	< 1%
International Intrinsic Value Fund	< 1%
International Small Companies Fund	< 1%
Tax-Managed International Equities Fund	< 1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Currency Hedged International Equity Fund	Developed World Stock Fund	International Core Equity Fund	International Growth Equity Fund	International Intrinsic Value Fund	International Small Companies Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Market Risk – Equities	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments								X
Credit Risk								X
Liquidity Risk	X					X	X	X	X
Smaller Company Risk	X		X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X		X
Counterparty Risk	X	X	X	X	X	X	X	X	X
Natural Resources Risk							X
Commodities Risk							X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X
Options Risk								X
Fund of Funds Risk	X
Non-Diversified Funds	X	X					X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

The Funds invest a substantial portion of their assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, its shares are expected to decline in value when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform the equity markets on which its puts were written when those markets rise rapidly because the Fund does not have exposure to the upside of the equity markets.

• MARKET RISK — Fixed Income Investments. Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity that reflect the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The market price of a Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation).

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. In addition, payment of principal of fixed income securities guaranteed by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

Asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

Risk Premium Fund’s ability to use options as part of its investment program depends on the liquidity of those instruments. In addition, a liquid market may not exist when Risk Premium Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If Risk Premium Fund receives a redemption request and is unable to close out an option that it has sold, the Fund may temporarily be leveraged in relation to its assets.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

A Fund’s use of derivatives may be subject to one or more special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government), are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

Because Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to a relatively small number of U.S. and/or international stock indices, the Fund is subject to focused investment risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.
Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• NATURAL RESOURCES RISK. Resources Fund concentrates its investments in the natural resources sector, and so is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector may be more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over supplies or for the products they sell, which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The value of commodity-related derivatives may fluctuate more than the commodity or commodities or commodity index to which they relate.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable income to shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• OPTIONS RISK. There are various risks associated with transactions in exchange-traded and OTC options. The market price of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices; changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the stock market and underlying securities; and the remaining time to an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American-style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict the Fund’s ability to purchase or sell options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets. Therefore, OTC options generally expose the Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to the Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, the Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income. Due to Risk Premium Fund’s primary investment strategy of selling put options on various stock indices, a substantial portion of that Fund’s income could consist of short-term capital gains.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and Exchange-Traded Funds (“ETFs”) (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Because some of their underlying Funds (e.g., many of the Fixed Income Funds) invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies under the 1940 Act:

•	Developed World Stock Fund
•	Resources Fund
•	Risk Premium Fund
•	Tax-Managed International Equities Fund

In addition, Currency Hedged International Equity Fund invests a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

Temporary Defensive Positions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposure, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While the Manager expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices. The Funds’ foreign currency exposure may differ significantly from the currency exposure represented by their investments.

Certain derivatives transactions used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2013, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Currency Hedged International Equity Fund	Developed World Stock Fund	International Core Equity Fund	International Growth Equity Fund	International Intrinsic Value Fund	International Small Companies Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Forward currency contracts
Adjust exposure to foreign currencies		X	X	X	X	X			X
To manage against anticipated currency exchange rate changes		X	X	X	X	X			X
To hedge foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar	X
Futures contracts
Adjust exposure to certain securities markets		X	X	X	X	X
Maintain the diversity and liquidity of the portfolio		X	X	X	X	X
Options (Written)
Used written put option contracts as a substitute for direct equity investment								X
Rights and/or warrants
Received as a result of corporate actions		X	X	X	X	X	X		X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2013, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Risk Premium Fund
Outstanding, beginning of period	—	12,048	$10,179,773	—	—	$—
Options written	—	120,842	119,905,983	—	—	—
Options bought back	—	(33,370)	(38,898,778)	—	—	—
Options expired	—	(88,770)	(78,732,154)	—	—	—
Options exercised	—	(75)	(363,367)	—	—	—

Outstanding, end of period	—	10,675	$12,091,457	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2013:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Currency Hedged International Equity
Fund
Asset:
Unrealized Appreciation on Forward
Currency Contracts	$—	$—	$22,316,686	$—	$—	$22,316,686

Total	$—	$—	$22,316,686	$—	$—	$22,316,686

Liability:
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(13,525,829)	$—	$—	$(13,525,829)

Total	$—	$—	$(13,525,829)	$—	$—	$(13,525,829)

Developed World Stock Fund
Asset:
Unrealized Appreciation on Forward
Currency Contracts	$—	$—	$530,236	$—	$—	$530,236
Unrealized Appreciation on Futures
Contracts	—	781,688	—	—	—	781,688

Total	$—	$781,688	$530,236	$—	$—	$1,311,924

Liability:
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(405,998)	$—	$—	$(405,998)
Unrealized Depreciation on Futures
Contracts	—	(120,204)	—	—	—	(120,204)

Total	$—	$(120,204)	$(405,998)	$—	$—	$(526,202)

International Core Equity Fund
Asset:
Unrealized Appreciation on Forward
Currency Contracts	$—	$—	$4,119,316	$—	$—	$4,119,316
Unrealized Appreciation on Futures
Contracts		2,786,866	—	—	—	2,786,866

Total	$—	$2,786,866	$4,119,316	$—	$—	$6,906,182

Liability:
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(5,739,566)	$—	$—	$(5,739,566)
Unrealized Depreciation on Futures
Contracts	—	(1,028,662)	—	—	—	(1,028,662)

Total	$—	$(1,028,662)	$(5,739,566)	$—	$—	$(6,768,228)

International Growth Equity Fund
Asset:
Unrealized Appreciation on Forward
Currency Contracts	$—	$—	$3,828,577	$—	$—	$3,828,577
Unrealized Appreciation on Futures
Contracts	$—	$169,057	$—	$—	$—	$169,057

Total	$—	$169,057	$3,828,577	$—	$—	$3,997,634

Liability:
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(3,216,252)	$—	$—	$(3,216,252)
Unrealized Depreciation on Futures
Contracts	—	(10,516)	—	—	—	(10,516)

Total	$—	$(10,516)	$(3,216,252)	$—	$—	$(3,226,768)

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
International Intrinsic Value Fund
Assets:
Unrealized Appreciation on Forward
Currency Contracts	$—	$—	$13,050,308	$—	$—	$13,050,308
Unrealized Appreciation on Futures
Contracts	—	22,312,312	—	—	—	22,312,312

Total	$—	$22,312,312	$13,050,308	$—	$—	$35,362,620

Liabilities:
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(28,752,242)	$—	$—	$(28,752,242)

Total	$—	$—	$(28,752,242)	$—	$—	$(28,752,242)

International Small Companies Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$2,001	$—	$—	$—	$2,001
Unrealized Appreciation on Forward
Currency Contracts	—	—	879,793	—	—	879,793
Unrealized Appreciation on Futures
Contracts	—	1,051,315	—	—	—	1,051,315

Total	$—	$1,053,316	$879,793	$—	$—	$1,933,109

Liability:
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(682,827)	$—	$—	$(682,827)
Unrealized Depreciation on Futures
Contracts	—	(522,725)	—	—	—	(522,725)

Total	$—	$(522,725)	$(682,827)	$—	$—	$(1,205,552)

Risk Premium Fund
Liability:
Written Options, at value	$—	$(6,019,828)	$—	$—	$—	$(6,019,828)

Total	$—	$(6,019,828)	$—	$—	$—	$(6,019,828)

Tax-Managed International Equities Fund
Asset:
Unrealized Appreciation on Forward
Currency Contracts	$—	$—	$554,058	$—	$—	$554,058

Total	$—	$—	$554,058	$—	$—	$554,058

Liability:
Unrealized Depreciation on Forward
Currency Contracts	$—	$—	$(1,069,011)	$—	$—	$(1,069,011)

Total	$—	$—	$(1,069,011)	$—	$—	$(1,069,011)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) or number of contracts (options) outstanding at each month-end, was as follows for the period ended November 30, 2013:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Options	Rights and/or Warrants ($)
Currency Hedged International Equity Fund	2,359,959,659	—	—	—
Developed World Stock Fund	75,403,508	20,480,705	—	17,510
International Core Equity Fund	806,615,080	133,328,755	—	70,128
International Growth Equity Fund	392,108,962	79,461,259	—	43,166
International Intrinsic Value Fund	2,271,912,474	481,016,695	—	518,811
International Small Companies Fund	65,851,070	27,707,319	—	93,516
Resources Fund	—	—	—	4,285
Risk Premium Fund	—	—	13,765	—
Tax-Managed International Equities Fund	85,810,480	—	—	23,193

Subsequent events

The Board of Trustees of GMO Trust approved the liquidation of GMO International Growth Equity Fund and the Fund is expected to liquidate on or about February 3, 2014.

Subsequent to November 30, 2013, GMO Currency Hedged International Equity Fund received redemption requests in the amount of $1,440,751,688.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 85.9%

	Brazil — 8.5%
6,000	Ambev SA	45,101
7,500	Ambev SA ADR	56,700
1,700	Banco Bradesco SA	24,975
164,260	Banco do Brasil SA	1,808,470
18,905	Banco Santander Brasil SA	120,579
45,395	Banco Santander Brasil SA ADR	293,252
1,700	BM&FBOVESPA SA	8,580
5,400	BR Malls Participacoes SA	44,266
12,200	BR Properties SA	100,531
7,100	Brasil Brokers Participacoes SA	17,111
1,700	CETIP SA	18,557
38,052	Cielo SA	1,103,558
9,700	Companhia de Saneamento Basico do Estado de Sao Paulo	101,148
7,989	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	85,083
20,600	Companhia Siderurgica Nacional SA	105,024
12,100	Companhia Siderurgica Nacional SA Sponsored ADR	63,162
3,000	Cosan Ltd – Class A	44,940
1,500	CPFL Energia SA	12,482
700	CPFL Energia SA ADR	11,599
11,700	Cyrela Brazil Realty SA Empreendimentos e Participacoes	79,132
10,450	Duratex SA	61,149
64,500	Gerdau SA	414,152
4,455	Localiza Rent a Car SA	64,438
3,300	LPS Brasil Consultoria de Imoveis SA	22,602
3,500	Multiplan Empreendimentos Imobiliarios SA	77,069
2,000	Multiplus SA	25,084
3,128	Qualicorp SA *	29,176
22,200	Tim Participacoes SA	109,665
600	Tractebel Energia SA	9,821
23,400	Vale SA	359,299
18,599	Vale SA Sponsored ADR	284,937

	Total Brazil	5,601,642

	China — 13.1%
368,802	Agricultural Bank of China Ltd – Class H	189,157
2,595	Baidu Inc Sponsored ADR *	432,249
1,870,000	Bank of China Ltd – Class H	904,402
15,450	Beijing Enterprises Holdings Ltd	138,135
110,000	Brilliance China Automotive Holdings Ltd	192,522
569,160	China Communications Services Corp Ltd – Class H	373,946
1,511,720	China Construction Bank – Class H	1,223,434
15,000	China Everbright International Ltd	16,735
23,000	China Life Insurance Co Ltd – Class H	74,307
16,000	China Mengniu Dairy Co Ltd	73,229
140,834	China Mobile Ltd	1,523,886
82	China Mobile Ltd Sponsored ADR	4,448
13,600	China Overseas Land & Investment Ltd	42,346

Shares	Description	Value ($)
	China — continued
28,607	China Petroleum & Chemical Corp – Class H	24,664
22,000	China Resources Land Ltd	60,687
1,575,900	China Telecom Corp Ltd – Class H	850,645
300	China Telecom Corp Ltd ADR	16,164
1,049	CNOOC Ltd ADR	214,709
77,800	Dongfeng Motor Group Co Ltd – Class H	123,501
48,000	Huaneng Power International Inc – Class H	45,917
1,830,000	Industrial and Commercial Bank of China Ltd –Class H	1,313,472
19,000	Inner Mongolia Yitai Coal Co Ltd – Class B	35,596
26,000	Kunlun Energy Co Ltd	48,033
48,000	Lenovo Group Ltd	56,897
6,200	New Oriental Education & Technology Group Inc Sponsored ADR	184,078
50,000	PetroChina Co Ltd – Class H	59,315
9,000	Ping An Insurance (Group) Co of China Ltd – Class H	83,813
700	Qualcomm Inc	51,506
5,200	Sands China Ltd	39,327
14,000	Shanghai Industrial Holdings Ltd	47,344
7,000	Shenzhou International Group Holdings Ltd	26,549
16,500	Sun Art Retail Group Ltd	24,468
165,000	Yangzijiang Shipbuilding Holdings Ltd	153,045
12,000	Zhejiang Expressway Co Ltd – Class H	11,189

	Total China	8,659,715

	Czech Republic — 3.0%
52,889	CEZ AS	1,466,575
1,040	Komercni Banka AS	238,697
3,575	Pegas Nonwovens SA	103,678
282	Philip Morris CR AS	151,091

	Total Czech Republic	1,960,041

	Egypt — 1.5%
14,835	Alexandria Mineral Oils Co	133,102
36,806	ElSwedy Electric Co	150,049
14,643	Global Telecom Holding *	48,380
1,398,375	Orascom Telecom Media And Technology Holding SAE	142,018
19,791	Oriental Weavers Co	86,889
34,712	Sidi Kerir Petrochemicals Co	86,916
131,908	South Valley Cement *	93,297
125,763	Telecom Egypt Co	247,421

	Total Egypt	988,072

	France — 0.1%
375	Casino Guichard-Perrachon SA	41,894

	Hungary — 0.1%
6,522	Magyar Telekom Telecommunications Plc	8,535
2,635	OTP Bank Plc	53,183

	Total Hungary	61,718

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	India — 3.0%
5,015	Adani Ports and Special Economic Zone Ltd	12,611
1,013	Axis Bank Ltd (a)	18,820
2,792	Bank of Baroda	28,901
4,124	Bharat Heavy Electricals Ltd	10,329
1,069	Cadila Healthcare Ltd	12,549
31,444	Cairn India Ltd	162,478
2,342	CESC Ltd	14,255
6,972	Cipla Ltd	43,604
3,192	Dewan Housing Finance Corp Ltd	8,600
1,468	Hero MotoCorp Ltd	47,999
14,394	Hindalco Industries Ltd	28,197
299	ICICI Bank Ltd	5,141
19,774	Idea Cellular Ltd	55,576
7,279	Indian Oil Corp Ltd	23,451
1,510	Infosys Ltd	81,192
2,090	ING Vysya Bank Ltd (a)	19,760
9,508	Jindal Steel & Power Ltd	39,172
13,181	Kajaria Ceramics Ltd (a)	52,734
9,391	Lupin Ltd (a)	135,266
25,799	Mphasis Ltd	164,953
796	Oriental Bank of Commerce	2,371
1,541	Punjab National Bank Ltd (a)	13,950
78,858	Sesa Sterlite Ltd	230,821
1,860	Sesa Sterlite Ltd ADR	21,483
23,539	Steel Authority of India Ltd	25,594
4,136	Sun Pharmaceutical Industries Ltd	37,824
4,824	Sun TV Network Ltd	28,477
5,360	Tata Consultancy Services Ltd	171,924
20,057	Tata Motors Ltd	128,872
1,000	Tata Motors Ltd Sponsored ADR	32,470
7,197	Tech Mahindra Ltd	195,194
523	Ultratech Cement Ltd	15,965
612	Union Bank of India	1,181
1,752	Wipro Ltd	13,266
8,746	Wipro Ltd ADR	102,066

	Total India	1,987,046

	Indonesia — 4.4%
400,000	ACE Hardware Indonesia Tbk PT	23,059
1,946,500	Astra International Tbk PT	1,015,732
194,816	Bank Danamon Indonesia Tbk PT	61,882
243,172	Bank Mandiri Persero Tbk PT	155,322
487,500	Bank Rakyat Indonesia Persero Tbk PT	303,309
24,000	First Real Estate Investment Trust	20,921
685,000	Global Mediacom Tbk PT	111,547
114,000	Indosat Tbk PT	36,653
850,800	Media Nusantara Citra Tbk PT	189,832
94,715	Semen Indonesia Persero Tbk PT	101,239
1,852,500	Telekomunikasi Indonesia Persero Tbk PT	335,200
14,800	Telekomunikasi Indonesia Tbk PT Sponsored ADR	540,792

	Total Indonesia	2,895,488

Shares	Description	Value ($)
	Malaysia — 0.7%
34,180	AMMB Holdings Berhad	78,512
83,200	CIMB Group Holdings Berhad	195,842
22,370	Hong Leong Bank Berhad	98,014
24,900	Tenaga Nasional Berhad	76,166

	Total Malaysia	448,534

	Mexico — 2.1%
11,600	Alsea SA	34,943
16,140	America Movil SAB de CV	375,094
373,100	America Movil SAB de CV – Class L	432,712
13,700	Cemex SA de CV CPO *	15,105
5,900	Cemex SAB de CV Sponsored ADR *	64,487
20,000	Fibra Uno Administracion SA de CV (REIT)	62,414
9,600	Fomento Economico Mexicano SAB de CV	92,506
36,481	Grupo Financiero Banorte SAB de CV – Class O	249,099
5,600	Grupo Televisa SAB – Series CPO	34,114

	Total Mexico	1,360,474

	Norway — 0.1%
3,309	Telenor ASA	79,350

	Peru — 0.9%
47,537	Compania de Minas Buenaventura SA ADR	560,937
1,800	Southern Copper Corp	45,180

	Total Peru	606,117

	Philippines — 0.7%
30,170	BDO Unibank Inc	53,694
4,610	GT Capital Holdings Inc	79,225
1,771,300	Lopez Holding Corp	167,769
20,557	Metropolitan Bank & Trust	36,863
1,307	Philippine Long Distance Telephone Co	81,143
15,600	Robinsons Retail Holdings Inc *	20,010
3,120	San Miguel Corp	5,307

	Total Philippines	444,011

	Poland — 2.9%
354	Jastrzebska Spolka Weglowa SA	7,547
48,752	KGHM Polska Miedz SA	1,862,432
7,811	PGE SA	47,205

	Total Poland	1,917,184

	Russia — 10.4%
7,900	CTC Media Inc	99,935
2,353	Eurasia Drilling Co Ltd GDR	102,432
6,614	Gazprom Neft JSC Sponsored ADR	149,024
44,716	Gazprom Neft – Class S	200,756
217,306	Gazprom OAO Sponsored ADR	1,870,509
46,022	KamAZ	65,429
22,008	Lukoil OAO Sponsored ADR	1,361,834
522	Magnit OJSC	145,175
1,148	Magnit OJSC GDR	75,622

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Russia — continued
1,583	Mail.ru Group Ltd GDR (Registered Shares)	65,497
744	MegaFon OAO GDR	23,982
11,572	Mobile Telesystems Sponsored ADR	243,938
25,730	Moscow Exchange	51,779
4,708	Rosneft OJSC GDR (Registered)	33,719
54,477	Sberbank Sponsored ADR	676,696
1,448	Sistema JSFC Sponsored GDR (Registered Shares)	39,659
73,750	Surgutneftegas Sponsored ADR	606,184
12,431	Tatneft Sponsored ADR	461,035
7,100	VimpelCom Ltd Sponsored ADR	87,188
185,921	VTB Bank OJSC GDR (Registered Shares)	518,496

	Total Russia	6,878,889

	South Africa — 2.2%
85,879	African Bank Investments Ltd	104,888
2,006	Bidvest Group Ltd	50,340
6,869	Coronation Fund Managers Ltd	55,824
4,324	Exxaro Resources Ltd	59,411
247	FirstRand Ltd	818
19,394	Growthpoint Properties Ltd	45,616
582	Kumba Iron Ore Ltd	22,667
19,710	MTN Group Ltd	382,478
5,982	Naspers Ltd – N Shares	569,211
421	RMB Holdings Ltd	1,944
300	Sasol Ltd Sponsored ADR	14,862
49,055	Telkom South Africa Ltd *	128,704
2,511	Vodacom Group Ltd	29,945

	Total South Africa	1,466,708

	South Korea — 18.7%
239	CJ Corp	23,478
439	Conway Co Ltd	27,445
1,990	Daewoo Securities Co Ltd	17,273
14,102	DGB Financial Group Inc	226,419
3,330	Dongbu Insurance Co Ltd	168,793
510	Doosan Heavy Industries and Construction Co	18,359
3,628	GS Holdings	193,880
23,271	Hana Financial Group Inc	871,795
14,727	Hanwha Corp	551,164
451	Hyundai Engineering & Construction	26,780
379	Hyundai Heavy Industries Co Ltd	97,151
2,276	Hyundai Mobis	660,144
2,790	Hyundai Motor Co	663,896
66	Hyundai Wia Corp	11,838
43,925	Industrial Bank of Korea	475,147
5,103	INTOPS Co Ltd	98,731
2,060	Kangwon Land Inc	64,576
7,706	KB Financial Group Inc	289,091
600	KB Financial Group Inc ADR	22,368
20,163	Kia Motors Corp	1,150,010
36	Korea Zinc Co Ltd	9,800
6,590	KT Corp	209,774

Shares	Description	Value ($)
	South Korea — continued
29,500	KT Corp Sponsored ADR	462,265
385	KT&G Corp	28,548
11	LG Chem Ltd	3,018
147	LG Corp	8,681
4,618	LG Uplus Corp *	45,760
84	Lotte Chemical Corp	17,370
206	Lotte Shopping Co Ltd	76,263
1,204	POSCO	372,648
47,580	Samho International Co Ltd *	89,847
233	Samsung Electro Mechanics Co Ltd	17,995
196	Samsung Electronics Co Ltd GDR (Registered Shares)	138,463
1,463	Samsung Engineering Co Ltd	86,882
556	Samsung Fire & Marine Insurance Co Ltd	136,774
1,433	Samsung Electronics Co Ltd	2,022,026
8,233	Shinhan Financial Group Co Ltd	345,884
5,279	SK Innovation Co Ltd	717,600
47,139	SK Telecom Co Ltd ADR	1,125,679
476	SK Holdings Co Ltd	84,056
59,744	Woori Finance Holdings Co Ltd	713,036

	Total South Korea	12,370,707

	Taiwan — 8.2%
43,000	Advanced Semiconductor Engineering Inc	42,676
13,000	Advantech Co Ltd	80,286
53,000	Asustek Computer Inc	467,261
36,000	Catcher Technology Co Ltd	218,872
196,884	Chunghwa Telecom Co Ltd	617,170
915,577	Compal Electronics Inc	691,941
31,000	Delta Electronics Inc	165,370
274,200	E.Sun Financial Holding Co Ltd	183,767
40,914	Far EasTone Telecommunications Co Ltd	87,734
16,800	Foxconn Technology Co Ltd	39,815
5,000	Giant Manufacturing Co Ltd	35,223
230,100	Hon Hai Precision Industry Co Ltd	605,941
89,000	HTC Corp	454,014
90,996	Lite-On Technology Corp	147,543
3,000	MediaTek Inc	44,092
145,000	Mega Financial Holding Co Ltd	121,676
4,000	Mstar Semiconductor Inc	44,756
34,000	Pegatron Corp	42,257
21,000	Pou Chen Corp	27,296
6,100	Powertech Technology Inc	9,422
830,200	ProMOS Technologies Inc * (b)	—
69,715	Quanta Computer Inc	155,126
25,000	Siliconware Precision Industries Co	29,608
307,012	Taishin Financial Holding Co Ltd	151,263
32,308	Taiwan Mobile Co Ltd	105,864
25,800	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	457,434
6,000	TPK Holding Co Ltd	33,548
2,000	United Microelectronics Corp	830

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
421,747	Wistron Corp	378,463

	Total Taiwan	5,439,248

	Thailand — 3.1%
44,373	Advanced Info Service Pcl (Foreign Registered)	314,689
31,300	Bangkok Dusit Medical Service Pcl (Foreign Registered)	128,067
206,500	Banpu Pcl (Foreign Registered)	197,657
82,300	BTS Group Holdings Pcl	23,940
77,900	Electricity Generating Pcl (Foreign Registered)	311,457
184,095	Hemaraj Land and Development Pcl (Foreign Registered)	23,040
113,800	Jasmine International Pcl (Foreign Registered)	27,768
827	PTT Exploration & Production Pcl (Foreign Registered)	4,120
74,722	PTT Pcl (Foreign Registered)	686,274
83,000	Quality Houses Pcl (Foreign Registered)	7,091
26,180	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (a)	39,958
234,400	Sansiri Pcl (Foreign Registered)	14,666
12,000	Shin Corp Pcl	28,911
38,200	Shin Corp Pcl (Foreign Registered) (a)	92,332
39	Siam Cement Pcl (Foreign Registered) (a)	488
500	Siam Cement Pcl NVDR	6,126
4,400	Thai Airways International Pcl (Foreign Registered)	2,275
43,400	Thai Oil Pcl (Foreign Registered)	85,097
74,400	Thai Tap Water Supply Pcl (Foreign Registered)	23,613
54,000	VGI Global Media Pcl (Foreign Registered)	19,978

	Total Thailand	2,037,547

	Turkey — 1.6%
17,671	Akbank TAS	64,515
13,936	Arcelik AS	93,641
13,245	Dogus Otomotiv Servis ve Ticaret AS	54,146
16,314	Emlak Konut Gayrimenkul Yatirim	21,336
4,152	Haci Omer Sabanci Holding AS	18,900
8,502	KOC Holding AS	40,063
4,312	Pegasus Hava Tasimaciligi AS *	89,967
11,080	Tofas Turk Otomobil Fabrikasi AS	72,488
72,715	Turk Telekomunikasyon AS	235,317
919	Turk Traktor ve Ziraat Makineleri AS	29,818
15,320	Turkcell Iletisim Hizmetleri AS *	93,052
600	Turkcell Iletisim Hizmetleri AS ADR *	9,192
19,884	Turkiye Garanti Bankasi AS	74,881
27,710	Turkiye IS Bankasi – Class C	71,085
5,387	Turkiye Halk Bankasi AS	41,161
4,530	Ulker Biskuvi Sanayi AS	37,137
7,258	Yapi ve Kredi Bankasi AS	15,433

	Total Turkey	1,062,132

Shares	Description	Value ($)
	United Kingdom — 0.3%
2,031	British American Tobacco Plc	108,083
66	British American Tobacco Plc Sponsored ADR	7,018
200	Unilever Plc Sponsored ADR	8,100
2,008	Unilever Plc	81,139

	Total United Kingdom	204,340

	United States — 0.3%
1,851	Colgate-Palmolive Co.	121,814
312	Top Frontier Investment Holdings *(b)	258
390	Tupperware Brands Corp.	35,623
500	Yum! Brands, Inc.	38,840

	Total United States	196,535

	TOTAL COMMON STOCKS (COST $59,548,535)	56,707,392

	PREFERRED STOCKS — 11.1%

	Brazil — 6.6%
8,843	Banco Bradesco SA	117,346
9,500	Banco Bradesco SA ADR	126,065
28,300	Banco do Estado do Rio Grande do Sul SA – Class B	164,753
49,700	Bradespar SA	540,592
19,600	Companhia Energetica de Minas Gerais Sponsored ADR	163,660
2,000	Companhia Energetica de Sao Paulo – Class B	20,111
25,700	Companhia Energetica de Minas Gerais	215,954
7,000	Gerdau SA	53,936
2,500	Gol Linhas Aereas Inteligentes SA *	10,605
9,953	Gol Linhas Aereas Inteligentes SA ADR *	43,495
39,213	Itau Unibanco Holding SA ADR	551,727
133,534	Itausa-Investimentos Itau SA	531,598
18,100	Klabin SA	93,750
38,000	Metalurgica Gerdau SA	369,248
4,000	Suzano Papel e Celulose SA	14,554
9,600	Telefonica Brasil SA	184,554
11,100	Telefonica Brasil SA ADR	216,006
3,100	Tim Participacoes SA ADR	76,818
800	Usinas Siderrurgicas de Minas Gerais SA *	4,264
63,130	Vale SA Sponsored ADR	885,714

	Total Brazil	4,384,750

	Russia — 3.6%
86,870	Sberbank	222,422
1,082,389	Surgutneftegaz OJSC	768,257
555	Transneft	1,419,706

	Total Russia	2,410,385

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	South Korea — 0.9%
3,733	Hyundai Motor Co	447,847
123	Samsung Electronics Co Ltd (Non-Voting)	116,531

	Total South Korea	564,378

	TOTAL PREFERRED STOCKS (COST $7,085,123)	7,359,513

	INVESTMENT FUNDS — 2.1%

	Thailand — 0.2%
452,200	BTS Rail Mass Transit Growth Infrastructure Fund	132,941

	United States — 1.9%
29,173	iShares MSCI Emerging Markets ETF	1,235,477

	TOTAL INVESTMENT FUNDS (COST $1,414,666)	1,368,418

	RIGHTS/WARRANTS — 0.1%

	Brazil — 0.0%
554	Klabin SA Rights, Expires 12/27/13 *	3,794

	South Africa — 0.1%
72,138	African Bank Investments Ltd Rights, Expires 12/06/13 *	31,823

	TOTAL RIGHTS/WARRANTS (COST $68,606)	35,617

	MUTUAL FUNDS — 0.4%

	United States — 0.4%
	Affiliated Issuers
12,406	GMO U.S. Treasury Fund	310,145

	TOTAL MUTUAL FUNDS (COST $310,145)	310,145

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
HKD	826	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	106
SGD	638	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	508
USD	67,427	DnB Nor Bank (Oslo) Time Deposit, 0.06%, due 12/02/13	67,427

		Total Time Deposits	68,041

		TOTAL SHORT-TERM INVESTMENTS (COST $68,041)	68,041

		TOTAL INVESTMENTS — 99.7% (Cost $68,495,116)	65,849,126
		Other Assets and Liabilities (net) — 0.3%	182,366

		TOTAL NET ASSETS — 100.0%	$66,031,492

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

HKD - Hong Kong Dollar

SGD - Singapore Dollar

USD - United States Dollar

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 83.0%

	Belgium — 0.9%
231,075	Anheuser-Busch InBev NV	23,550,278

	Brazil — 4.2%
1,312,800	CETIP SA	14,330,037
2,753,056	Localiza Rent a Car SA	39,820,968
1,945,300	LPS Brasil Consultoria de Imoveis SA	13,323,402
901,400	Multiplus SA	11,305,604
1,105,500	Qualicorp SA *	10,311,564
1,216,500	Raia Drogasil SA	8,800,501
621,800	Smiles SA	8,717,071

	Total Brazil	106,609,147

	China — 18.0%
2,636,200	AIA Group Ltd	13,345,836
509,600	Baidu Inc Sponsored ADR *	84,884,072
4,089,900	Beijing Enterprises Holdings Ltd	36,566,994
34,979,000	Brilliance China Automotive Holdings Ltd	61,220,142
3,876,600	China Mengniu Dairy Co Ltd	17,742,446
8,736,000	Dongfeng Motor Group Co Ltd – Class H	13,867,654
20,816,000	Huaneng Power International Inc – Class H	19,912,784
79,930,000	Industrial and Commercial Bank of China Ltd – Class H	57,369,288
10,790,000	Kunlun Energy Co Ltd	19,933,792
1,204,500	New Oriental Education & Technology Group Inc Sponsored ADR	35,761,605
496,900	Qualcomm, Inc.	36,561,902
2,036,100	Sands China Ltd	15,398,833
3,894,000	Shenzhou International Group Holdings Ltd	14,768,747
6,868,300	Sun Art Retail Group Ltd	10,185,074
384,988	TAL Education Group	7,584,264
2,523,220	Tong Ren Tang Technologies Co Ltd	7,710,365
120,900	Vipshop Holdings Ltd *	10,047,999

	Total China	462,861,797

	France — 1.4%
315,855	Casino Guichard-Perrachon SA	35,286,940

	India — 7.6%
2,878,419	Adani Ports and Special Economic Zone Ltd	7,238,509
210,000	Apollo Hospitals Enterprise Ltd	2,811,999
907,596	Axis Bank Ltd (a)	16,861,712
742,854	Bank of Baroda	7,689,529
725,569	CESC Ltd	4,416,206
159,745	ICICI Bank Ltd	2,746,459
6,582,288	Idea Cellular Ltd	18,499,857
1,064,580	ING Vysya Bank Ltd (a)	10,064,938

Shares	Description	Value ($)
	India — continued
2,223,196	Jindal Steel & Power Ltd	9,159,412
1,669,618	Kajaria Ceramics Ltd (a)	6,679,729
2,712,101	Lupin Ltd (a)	39,064,659
1,758,714	Sun TV Network Ltd	10,382,120
6,167,489	Tata Motors Ltd	39,627,983
120,000	Tata Motors Ltd Sponsored ADR	3,896,400
1,346,605	Union Bank of India	2,597,915
332,945	United Spirits Ltd	13,894,738

	Total India	195,632,165

	Indonesia — 2.4%
26,600,750	Bank Mandiri Persero Tbk PT	16,990,809
9,219,800	First Real Estate Investment Trust	8,037,105
29,951,200	Media Nusantara Citra Tbk PT	6,682,767
9,835,800	Semen Gresik Persero Tbk PT	10,513,334
197,653,500	Sumber Alfaria Trijaya Tbk PT	8,250,312
41,540,500	Tempo Scan Pacific Tbk PT	11,542,796

	Total Indonesia	62,017,123

	Malaysia — 2.2%
17,376,616	CIMB Group Holdings Berhad	40,902,360
4,889,200	Tenaga Nasional Berhad	14,955,485

	Total Malaysia	55,857,845

	Mexico — 3.5%
3,806,500	Alsea SA	11,466,551
4,416,232	Cemex SA de CV CPO *	4,869,110
1,582,800	Cemex SAB de CV Sponsored ADR *	17,300,004
10,341,400	Fibra Uno Administracion SA de CV (REIT)	32,272,490
3,517,200	Grupo Financiero Banorte SAB de CV – Class O	24,016,041

	Total Mexico	89,924,196

	Nigeria — 0.7%
2,384,338	Nestle Nigeria Plc	17,915,201

	Norway — 1.7%
1,866,905	Telenor ASA	44,768,400

	Panama — 3.6%
611,400	Copa Holdings SA – Class A	92,578,188

	Philippines — 2.2%
19,520,550	First Gen Corp	5,881,098
34,103,060	GMA Holdings Inc	5,564,108
1,104,329	GT Capital Holdings Inc	18,978,346
7,106,500	Philweb Corp	1,620,027
3,371,600	Puregold Price Club Inc	3,245,545
10,512,500	Robinsons Retail Holdings Inc *	13,484,338
1,087,930	Semirara Mining Corp	7,451,263

	Total Philippines	56,224,725

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Qatar — 0.6%
2,743,433	Qatar Gas Transport Co Nakilat	15,711,088

	Russia — 6.0%
2,061,694	CTC Media Inc	26,080,429
689,940	Global Ports Investments Plc	9,572,272
34,604	Magnit OJSC	9,623,801
275,061	Magnit OJSC GDR	18,119,068
835,780	Mail.ru Group Ltd GDR (Registered Shares)	34,580,754
1,868,100	Mobile Telesystems Sponsored ADR	39,379,548
7,755,945	Moscow Exchange	15,608,064

	Total Russia	152,963,936

	South Africa — 1.3%
528,759	Bidvest Group Ltd	13,268,929
2,598,880	Coronation Fund Managers Ltd	21,121,088

	Total South Africa	34,390,017

	South Korea — 2.3%
359,562	Kia Motors Corp	20,507,855
96,314	Samsung Fire & Marine Insurance Co Ltd	23,692,872
232,959	Woongjin Coway Co Ltd	14,563,844

	Total South Korea	58,764,571

	Switzerland — 2.2%
777,381	Nestle SA (Registered)	56,706,308

	Taiwan — 1.8%
50,057,000	E.Sun Financial Holding Co Ltd	33,547,787
1,759,000	Giant Manufacturing Co Ltd	12,391,597

	Total Taiwan	45,939,384

	Thailand — 4.4%
5,793,400	Advanced Info Service Pcl (Foreign Registered)	41,086,221
3,101,975	Bangkok Dusit Medical Service Pcl (Foreign Registered)	12,692,055
43,919,400	BTS Group Holdings Pcl	12,775,688
29,039,000	Jasmine International Pcl (Foreign Registered)	7,085,832
12,161,447	Quality Houses Pcl (Foreign Registered)	1,038,983
5,608,800	Shin Corp Pcl	13,513,037
6,231,900	Shin Corp Pcl (Foreign Registered) (a)	15,062,992
29,067,350	VGI Global Media Pcl (Foreign Registered)	10,753,665

	Total Thailand	114,008,473

	Turkey — 3.1%
2,410,558	Dogus Otomotiv Servis ve Ticaret AS	9,854,425
2,212,029	Pegasus Hava Tasimaciligi AS *	46,152,649
371,061	Turk Traktor ve Ziraat Makineleri AS	12,039,359

Shares	Description	Value ($)
	Turkey — continued
1,565,751	Ulker Biskuvi Sanayi AS	12,836,010

	Total Turkey	80,882,443

	United Kingdom — 7.1%
1,105,077	British American Tobacco Plc	58,808,325
27,800	British American Tobacco Plc Sponsored ADR	2,955,974
472,694	Diageo Plc	15,063,760
4,969,825	HSBC Holdings Plc	55,518,685
267,228	Unilever Plc Sponsored ADR	10,822,734
975,224	Unilever Plc	39,406,942

	Total United Kingdom	182,576,420

	United States — 5.4%
983,646	Colgate-Palmolive Co.	64,733,743
147,898	Tupperware Brands Corp.	13,509,004
990,000	Yahoo!, Inc. *	36,610,200
315,600	Yum! Brands, Inc.	24,515,808

	Total United States	139,368,755

	Vietnam — 0.4%
1,556,250	Viet Nam Dairy Products JSC	10,461,025

	TOTAL COMMON STOCKS (COST $2,028,392,103)	2,134,998,425

	PREFERRED STOCKS — 1.9%

	Brazil — 0.9%
1,260,900	Gol Linhas Aereas Inteligentes SA *	5,348,880
3,993,149	Gol Linhas Aereas Inteligentes SA ADR *	17,450,061

	Total Brazil	22,798,941

	Russia — 1.0%
9,952,947	Sberbank	25,483,526

	TOTAL PREFERRED STOCKS (COST $44,642,052)	48,282,467

	INVESTMENT FUNDS — 9.9%

	China — 3.6%
2,297,100	iShares China Large-Cap ETF	92,182,623

	Thailand — 1.9%
13,133,761	CPN Commercial Growth Leasehold Property Fund	4,291,191
152,013,184	BTS Rail Mass Transit Growth Infrastructure Fund	44,690,001

	Total Thailand	48,981,192

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value		Description	Value ($)
		United States — 4.4%
	383,200	ishares MSCI Mexico Capped ETF	25,758,704
	2,108,931	iShares MSCI Emerging Markets ETF	89,313,228

		Total United States	115,071,932

		TOTAL INVESTMENT FUNDS (COST $272,894,228)	256,235,747

		MUTUAL FUNDS — 3.2%

		United States — 3.2%
		Affiliated Issuers
	3,260,043	GMO U.S. Treasury Fund	81,501,081

		TOTAL MUTUAL FUNDS (COST $81,501,081)	81,501,081

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
USD	4,632,596	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.06%, due 12/02/13	4,632,596
SGD	187,825	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	149,626

Par Value		Description	Value ($)
		Time Deposits — continued
USD	1,006,403	Citibank (New York) Time Deposit, 0.06%, due 12/02/13	1,006,403
USD	4,632,596	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.06%, due 12/02/13	4,632,596
USD	4,632,596	Societe Generale (Paris) Time Deposit, 0.06%, due 12/02/13	4,632,596

		Total Time Deposits	15,053,817

		TOTAL SHORT-TERM INVESTMENTS (COST $15,053,817)	15,053,817

		TOTAL INVESTMENTS — 98.6% (Cost $2,442,483,281)	2,536,071,537
		Other Assets and Liabilities (net) — 1.4%	35,650,447

		TOTAL NET ASSETS — 100.0%	$2,571,721,984

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
11,521,453	USD	12/20/2013	SG	MSCI Daily Total Return Thailand	1 month USD LIBOR BBA minus 0.25%	$560,051
12,129,513	USD	12/20/2013	GS	MSCI Daily Total Return Thailand	1 month USD LIBOR BBA minus 0.50%	589,018
6,862,744	USD	12/24/2013	BNP	MSCI Daily Total Return Thailand	1 month USD LIBOR BBA minus 0.30%	(16,992)

						$1,132,077

				Premiums to (Pay) Receive		$—

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

BBA - British Banks Association

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

MSCI - Morgan Stanley Capital International

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownerships limits.

Counterparty Abbreviations:

BNP - BNP Paribas

GS - Goldman Sachs International

SG - Societe Generale

Currency Abbreviations:

SGD - Singapore Dollar

USD - United States Dollar

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 85.1%

	Brazil — 8.0%
342,100	Aes Tiete SA	2,678,399
1,385,200	Ambev SA ADR	10,472,112
15,187,900	Banco do Brasil SA	167,215,782
1,403,700	Banco Santander Brasil SA	8,953,011
5,109,300	Banco Santander Brasil SA ADR	33,006,078
92,200	BR Properties SA	759,749
2,969,000	Brasil Brokers Participacoes SA	7,155,289
256,300	CETIP SA	2,797,676
2,112,232	Cielo SA	61,257,531
1,235,700	Companhia de Saneamento Basico do Estado de Sao Paulo	12,885,430
1,477,836	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	15,738,953
402,800	Companhia de Saneamento de Minas Gerais-Copasa MG	6,588,326
3,570,700	Companhia Siderurgica Nacional SA	18,204,288
2,159,700	Companhia Siderurgica Nacional SA Sponsored ADR	11,273,634
1,150,000	Cosan Ltd – Class A	17,227,000
495,100	Cosan SA Industria e Comercio	9,113,180
753,873	CPFL Energia SA	6,273,401
277,400	CPFL Energia SA ADR	4,596,518
756,800	Cyrela Brazil Realty SA Empreendimentos e Participacoes	5,118,548
1,070,790	Duratex SA	6,265,870
2,381,800	EDP-Energias Do Brasil SA	12,183,772
1,075,200	Equatorial Energia SA	11,046,102
1,371,165	Gerdau SA	8,804,193
586,400	Grendene SA	4,591,095
1,011,537	Grupo BTG Pactual	12,214,999
1,512,600	Light SA	13,927,497
537,363	Localiza Rent a Car SA	7,772,568
790,500	LPS Brasil Consultoria de Imoveis SA	5,414,152
1,553,000	MRV Engenharia e Participacoes SA	6,149,244
251,800	Multiplan Empreendimentos Imobiliarios SA	5,544,537
157,000	Multiplus SA	1,969,137
102,500	Porto Seguro SA	1,295,674
1,137,600	Qualicorp SA *	10,610,977
257,000	Raia Drogasil SA	1,859,210
125,700	Smiles SA	1,762,200
2,857,300	Tim Participacoes SA	14,114,653
699,400	Tractebel Energia SA	11,448,592
1,274,700	Transmissora Alianca de Energia Eletrica SA	11,851,583
218,800	Ultrapar Participacoes SA	5,435,112
2,576,800	Vale SA	39,565,864
5,398,000	Vale SA Sponsored ADR	82,697,360

	Total Brazil	677,839,296

Shares	Description	Value ($)
	China — 17.9%
99,150,000	Agricultural Bank of China Ltd – Class H	50,853,662
3,044,400	AIA Group Ltd	15,412,360
4,924,000	Anton Oilfield Services Group	3,220,143
264,000	Baidu Inc Sponsored ADR *	43,974,480
315,219,152	Bank of China Ltd – Class H	152,451,751
17,214,703	Bank of Communications Co Ltd – Class A	11,717,525
1,562,000	Beijing Enterprises Holdings Ltd	13,965,536
12,240,000	Brilliance China Automotive Holdings Ltd	21,422,412
7,093,000	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd – Class H	7,197,095
2,591,000	Chaowei Power Holdings Ltd	1,220,480
37,101,550	China Communications Construction Co Ltd – Class H	31,198,639
43,747,700	China Communications Services Corp Ltd – Class H	28,742,820
14,376,656	China Construction Bank – Class A	10,358,950
233,816,606	China Construction Bank – Class H	189,227,609
9,052,000	China Everbright Ltd	14,837,784
1,860,088	China Life Insurance Co Ltd – Class A	4,792,064
1,728,000	China Life Insurance Co Ltd – Class H	5,582,701
1,764,000	China Mengniu Dairy Co Ltd	8,073,486
19,088,737	China Mobile Ltd	206,548,607
514,000	China Mobile Ltd Sponsored ADR	27,879,360
12,416,400	China Overseas Land & Investment Ltd	38,660,965
2,631,227	China Pacific Insurance Group Co Ltd – Class A	8,446,276
2,022,236	China Petroleum & Chemical Corp – Class H	1,743,521
850,400	China Railway Construction Corp Ltd – Class A	750,587
8,231,020	China Railway Construction Corp Ltd – Class H	9,217,016
28,882,000	China Railway Group Ltd – Class H	16,588,028
1,346,000	China Resources Land Ltd	3,712,931
4,447,342	China Shenhua Energy Co Ltd – Class A	12,327,984
2,683,500	China Shenhua Energy Co Ltd – Class H	9,093,534
148,214,800	China Telecom Corp Ltd – Class H	80,003,950
32,900	China Telecom Corp Ltd ADR	1,772,652
9,198,350	CITIC Pacific Ltd	13,272,062
488,794	CITIC Securities Co Ltd – Class A	1,033,601
22,125,170	CNOOC Ltd	45,304,965
6,820	CNOOC Ltd ADR	1,395,918
28,772,000	Dongfeng Motor Group Co Ltd – Class H	45,673,094
928,000	Huabao International Holdings Ltd	490,488
6,558,000	Huaneng Power International Inc – Class H	6,273,445

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	China — continued
18,097,781	Industrial and Commercial Bank of China Ltd – Class A	11,290,741
275,867,037	Industrial and Commercial Bank of China Ltd – Class H	198,001,945
787,000	Jiangxi Copper Co Ltd	1,523,170
2,096,000	Kunlun Energy Co Ltd	3,872,218
562,557	Kweichow Moutai Co Ltd	13,055,463
5,775,300	Lee & Man Paper Manufacturing Ltd	4,249,095
4,885,600	Lenovo Group Ltd	5,791,112
18,995,800	Lonking Holdings Ltd *	4,085,024
592,741	New Oriental Education & Technology Group Inc Sponsored ADR	17,598,480
237,121	PetroChina Co Ltd – Class H	281,296
31,600	PetroChina Co Ltd ADR	3,761,664
811,855	Ping An Insurance (Group) Co of China Ltd – Class A	5,532,440
893,500	Ping An Insurance (Group) Co of China Ltd – Class H	8,320,806
92,100	Qualcomm, Inc.	6,776,718
414,000	Sands China Ltd	3,131,043
2,318,000	Shenzhou International Group Holdings Ltd	8,791,463
7,706,000	Skyworth Digital Holdings Ltd	4,605,354
8,945,000	Sun Art Retail Group Ltd	13,264,634
75,617	TAL Education Group ADR	1,489,655
542,040	Tong Ren Tang Technologies Co Ltd	1,656,346
22,400	Vipshop Holdings Ltd *	1,861,664
541,384	Weichai Power Co Ltd – Class A	1,825,351
1,688,098	Weichai Power Co Ltd – Class H	7,463,993
36,178,000	Yangzijiang Shipbuilding Holdings Ltd	33,556,799
4,202,000	Yanzhou Coal Mining Co Ltd – Class H	4,605,258
38,800	Yanzhou Coal Mining Co Ltd Sponsored ADR	425,248

	Total China	1,511,255,461

	Czech Republic — 1.7%
4,569,928	CEZ AS	126,720,937
50,434	Komercni Banka AS	11,575,412
80,561	Pegas Nonwovens SA	2,336,331
4,558	Philip Morris CR AS	2,442,108

	Total Czech Republic	143,074,788

	Egypt — 0.5%
673,427	Al Ezz Steel Rebars SAE *	1,370,260
490,089	Alexandria Mineral Oils Co	4,397,142
341,169	ElSwedy Electric Co	1,390,862
3,518,675	Global Telecom Holding *	11,625,618
2,028,567	Sidi Kerir Petrochemicals Co	5,079,356
3,074,197	South Valley Cement *	2,174,350
7,988,793	Telecom Egypt Co	15,716,840

	Total Egypt	41,754,428

Shares	Description	Value ($)
	France — 0.1%
55,965	Casino Guichard-Perrachon SA	6,252,342

	Hungary — 0.2%
6,534,334	Magyar Telekom Telecommunications Plc	8,550,811
493,986	OTP Bank Plc	9,970,254

	Total Hungary	18,521,065

	India — 3.1%
945,922	Aban Offshore Ltd	5,686,865
592,807	Adani Ports and Special Economic Zone Ltd	1,490,762
1,805,980	Andhra Bank	1,797,626
1,563,354	Aurobindo Pharma Ltd	7,351,036
196,425	Axis Bank Ltd (a)	3,649,269
207,235	Bank of Baroda	2,145,158
432,336	Bank of India	1,510,613
109,933	Bayer Cropscience Ltd	2,957,184
3,772,635	Bharat Heavy Electricals Ltd	9,448,614
2,704,618	Cairn India Ltd	13,975,398
2,411,045	Canara Bank Ltd	9,605,764
137,780	CESC Ltd	838,604
704,809	Cipla Ltd	4,408,005
87,736	Grasim Industries Ltd (a)	3,837,297
156,933	Hero MotoCorp Ltd	5,131,181
1,809,931	Hindalco Industries Ltd	3,545,582
10,000,424	Housing Development & Infrastructure Ltd *	8,023,779
2,415,856	Idea Cellular Ltd	6,789,887
154,490	Infosys Technologies Ltd Sponsored ADR	8,345,550
228,331	ING Vysya Bank Ltd (a)	2,158,727
2,286,910	Jai Balaji Industries Ltd *	512,416
1,319,052	Jindal Steel & Power Ltd	5,434,402
333,505	Kajaria Ceramics Ltd (a)	1,334,271
1,090,480	Kiri Industries Ltd * (b)	862,680
1,121,658	Lupin Ltd (a)	16,156,178
1,011,758	Mphasis Ltd	6,468,950
3,953,430	NMDC Ltd	8,396,909
170,345	Oil India Ltd	1,317,213
1,213,296	Oriental Bank of Commerce	3,613,712
550,123	Power Finance Corp	1,401,163
1,589,195	Punjab National Bank Ltd (a)	14,386,121
2,642,952	Rural Electrification Corp Ltd	9,629,991
6,723,463	Sesa Sterlite Ltd	19,679,863
337,620	Sesa Sterlite Ltd ADR	3,899,511
359,467	Sun Pharmaceutical Industries Ltd	3,287,326
436,463	Sun TV Network Ltd	2,576,548
1,569,862	Syndicate Bank	2,238,175
612,864	Tata Consultancy Services Ltd	19,657,862
2,253,760	Tata Motors Ltd	14,481,090
95,400	Tata Motors Ltd Sponsored ADR	3,097,638

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	India — continued
776,614	Tech Mahindra Ltd	21,063,016
86,648	Union Bank of India	167,164

	Total India	262,359,100

	Indonesia — 2.9%
14,215,434	ACE Hardware Indonesia Tbk PT	819,489
164,525,650	Astra International Tbk PT	85,853,516
52,639,500	Bakrie Telecom Tbk PT *	220,018
2,891,168	Bank Danamon Indonesia Tbk PT	918,361
26,688,202	Bank Mandiri Persero Tbk PT	17,046,668
15,479,500	Bank Rakyat Indonesia Persero Tbk PT	9,630,914
11,687,000	Bumi Resources Tbk PT *	282,875
2,218,960	First Real Estate Investment Trust	1,934,317
55,066,000	Gajah Tunggal Tbk PT	8,272,475
50,514,000	Global Mediacom Tbk PT	8,225,820
19,164,430	Harum Energy Tbk PT	5,278,294
1,230,000	Indo Tambangraya Megah Tbk PT	2,947,902
38,778,525	Media Nusantara Citra Tbk PT	8,652,336
67,336,985	MNC Investama Tbk PT	1,854,892
9,288,958	Semen Gresik Persero Tbk PT	9,928,823
33,291,080	Sumber Alfaria Trijaya Tbk PT	1,389,613
425,000	Tambang Batubara Bukit Asam Persero Tbk PT	426,010
270,953,500	Telekomunikasi Indonesia Persero Tbk PT	49,027,543
684,500	Telekomunikasi Indonesia Tbk PT Sponsored ADR	25,011,630
8,924,000	Tempo Scan Pacific Tbk PT	2,479,698

	Total Indonesia	240,201,194

	Malaysia — 0.6%
3,400,833	AMMB Holdings Berhad	7,811,796
9,962,633	CIMB Group Holdings Berhad	23,450,780
2,417,436	Hong Leong Bank Berhad	10,591,951
9,624,840	Lion Industries Corp Berhad	2,239,706
2,755,805	Tenaga Nasional Berhad	8,429,682

	Total Malaysia	52,523,915

	Mexico — 2.4%
797,700	Alsea SA	2,402,960
41,977,400	America Movil SAB de CV – Class L	48,684,304
3,993,900	America Movil SAB de CV – Class L ADR	92,818,236
3,235,410	Cemex SA de CV CPO *	3,567,196
991,200	Cemex SAB de CV Sponsored ADR *	10,833,816
2,069,300	Fibra Uno Administracion SA de CV (REIT)	6,457,681
587,900	Fomento Economico Mexicano SAB de CV	5,665,031
25,100	Fomento Economico Mexicano Sponsored ADR	2,383,245

Shares	Description	Value ($)
	Mexico — continued
3,592,800	Grupo Financiero Banorte SAB de CV – Class O	24,532,250

	Total Mexico	197,344,719

	Nigeria — 0.1%
511,094	Nestle Nigeria Plc	3,840,207

	Norway — 0.1%
367,259	Telenor ASA	8,806,874

	Panama — 0.5%
272,333	Copa Holdings SA – Class A	41,236,663

	Peru — 0.8%
3,801,200	Compania de Minas Buenaventura SA ADR	44,854,160
1,020,727	Southern Copper Corp	25,620,248

	Total Peru	70,474,408

	Philippines — 0.5%
2,852,665	BDO Unibank Inc	5,076,925
8,579,500	First Gen Corp	2,584,808
8,281,100	GMA Holdings Inc	1,351,109
516,312	GT Capital Holdings Inc	8,873,033
69,090,950	Lopez Holding Corp	6,543,976
2,736,707	Metropolitan Bank & Trust	4,907,423
72,612	Philippine Long Distance Telephone Co Sponsored ADR	4,540,428
5,772,088	Puregold Price Club Inc	5,556,285
2,074,310	Robinsons Retail Holdings Inc *	2,660,708
224,847	Semirara Mining Corp	1,539,984

	Total Philippines	43,634,679

	Poland — 2.4%
467,363	Asseco Poland SA	7,714,799
55,829	Jastrzebska Spolka Weglowa SA	1,190,201
4,491,518	KGHM Polska Miedz SA	171,585,755
2,202,530	PGE SA	13,310,831
2,111,421	Synthos SA	3,678,765

	Total Poland	197,480,351

	Qatar — 0.0%
547,488	Qatar Gas Transport Co Nakilat	3,135,354

	Russia — 11.0%
310,292	Bashneft OAO – Class S	17,882,035
1,538,720	CTC Media Inc	19,464,808
138,627	Eurasia Drilling Co Ltd GDR	6,034,814
628,450	Gazprom Neft JSC Sponsored ADR	14,159,968
1,351,136	Gazprom Neft-Class S	6,066,023
30,692,835	Gazprom OAO Sponsored ADR	264,195,361
143,453	Global Ports Investments Plc	1,990,276

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Russia — continued
281,543	Globaltrans Investment Plc Sponsored GDR	4,267,421
3,750,198	Lukoil OAO Sponsored ADR	232,058,738
78,904	Magnit OJSC	21,944,181
24,712	Magnit OJSC GDR	1,627,851
157,826	Mail.ru Group Ltd GDR (Registered Shares)	6,530,118
21,132	MegaFon OAO GDR	681,169
280,380	MMC Norilsk Nickel OJSC ADR	4,213,911
1,256,300	Mobile Telesystems Sponsored ADR	26,482,804
1,542,104	Moscow Exchange	3,103,330
2,790,365	RN-Holding OAO *	5,503,995
6,440,172	Rosneft OJSC GDR (Registered)	46,124,544
5,925,472	Sberbank Sponsored ADR	73,604,305
255,660	Sistema JSFC Sponsored GDR (Registered Shares)	7,002,144
8,564,148	Surgutneftegas Sponsored ADR	70,392,492
1,131,854	Tatneft Sponsored ADR	41,977,643
874,400	VimpelCom Ltd Sponsored ADR	10,737,632
19,666	Volga Gas Plc *	35,227
13,863,996	VTB Bank OJSC GDR (Registered Shares)	38,663,884

	Total Russia	924,744,674

	South Africa — 2.8%
10,542,644	African Bank Investments Ltd	12,876,226
108,327	Bidvest Group Ltd	2,718,409
766,704	Capital Property Fund	785,302
549,574	Coronation Fund Managers Ltd	4,466,386
161,041	Exxaro Resources Ltd	2,212,677
101,851	Gold Fields Ltd	408,802
250,200	Gold Fields Ltd Sponsored ADR	1,003,302
1,630,536	Growthpoint Properties Ltd	3,835,124
2,409,358	Investec Ltd	16,783,289
345,293	Kumba Iron Ore Ltd	13,447,995
2,962,085	MTN Group Ltd	57,480,127
726,971	Naspers Ltd – N Shares	69,174,134
287,902	Sasol Ltd	14,213,722
83,900	Sasol Ltd Sponsored ADR	4,156,406
7,477,438	Telkom South Africa Ltd *	19,618,358
699,438	Vodacom Group Ltd	8,341,249
463,330	Wilson Bayly Holmes-Ovcon Ltd	7,033,877

	Total South Africa	238,555,385

	South Korea — 13.9%
461,420	BS Financial Group Inc	7,099,216
38,129	CJ E & M Corp *	1,115,050
24,348	Daelim Industrial Co Ltd	2,310,058
548,900	DGB Financial Group Inc	8,813,018
208,790	Dongbu Insurance Co Ltd	10,583,308
142,312	GS Engineering & Construction Corp	4,066,922
255,482	GS Holdings	13,652,965
1,838,548	Hana Financial Group Inc	68,877,018

Shares	Description	Value ($)
	South Korea — continued
570,450	Hankook Tire Co Ltd	12,869,847
886,575	Hanwha Corp	33,180,424
35,008	Hyundai Heavy Industries Co Ltd	8,973,742
263,020	Hyundai Marine & Fire Insurance Co Ltd	7,945,130
240,480	Hyundai Mobis	69,750,224
289,282	Hyundai Motor Co	68,836,286
3,153,696	Industrial Bank of Korea	34,114,246
670,671	KB Financial Group Inc	25,160,263
45,300	KB Financial Group Inc ADR	1,688,784
1,854,570	Kia Motors Corp	105,776,620
239,410	Kolon Corp	4,078,821
150,240	Kolon Industries Inc	7,697,361
24,444	Korea Zinc Co Ltd	6,653,980
1,563,606	KT Corp	49,772,921
1,316,600	KT Corp Sponsored ADR	20,631,122
6,414	KT&G Corp	475,599
503,392	LG Uplus Corp *	4,988,168
177,560	LIG Insurance Co Ltd	5,344,069
238,660	Meritz Fire & Marine Insurance Co Ltd	3,335,364
106,009	POSCO	32,810,645
21,237	Samsung Electronics Co Ltd GDR (Registered Shares)	15,002,792
191,116	Samsung Engineering Co Ltd	11,349,675
55,914	Samsung Fire & Marine Insurance Co Ltd	13,754,628
150,650	Samsung Card Co	5,422,899
149,777	Samsung Electronics Co Ltd	211,341,975
817,387	Shinhan Financial Group Co Ltd	34,339,986
549,323	SK Innovation Co Ltd	74,672,099
309,877	SK Telecom Co Ltd	66,270,408
2,119,200	SK Telecom Co Ltd ADR	50,606,496
49,273	SK Holdings Co Ltd	8,701,076
2,195,121	Tong Yang Securities Inc	5,488,260
45,217	Woongjin Coway Co Ltd	2,826,821
4,555,450	Woori Finance Holdings Co Ltd	54,368,607

	Total South Korea	1,174,746,893

	Sri Lanka — 0.0%
15,949,200	Anilana Hotels & Properties Ltd * (b)	900,062
27,986,667	Anilana Hotels & Properties Ltd * (b) (c)	1,579,372

	Total Sri Lanka	2,479,434

	Taiwan — 8.9%
17,673,000	Acer Inc *	9,575,021
1,286,743	Advantech Co Ltd	7,946,676
709,000	AmTRAN Technology Co Ltd	456,750
6,584,000	Asustek Computer Inc	58,046,131
3,868,000	Catcher Technology Co Ltd	23,516,599

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
6,976,000	China Petrochemical Development Corp	3,299,281
1,039,000	Chong Hong Construction Co Ltd	3,401,870
14,964,449	Chunghwa Telecom Co Ltd	46,908,893
84,237,311	Compal Electronics Inc	63,661,743
464,000	Coretronic Corp	418,473
2,877,000	Delta Electronics Inc	15,347,415
29,188,500	E.Sun Financial Holding Co Ltd	19,561,891
7,521,994	Far EasTone Telecommunications Co Ltd	16,129,798
3,887,450	Foxconn Technology Co Ltd	9,213,114
415,000	Giant Manufacturing Co Ltd	2,923,543
2,680,000	Highwealth Construction Corp	5,919,829
36,614,617	Hon Hai Precision Industry Co Ltd	96,420,173
10,101,000	HTC Corp	51,528,075
427,000	Integrated Memory Logic Ltd	922,053
14,922,156	Lite-On Technology Corp	24,195,096
1,496,000	Makalot Industrial Co Ltd	8,387,833
15,224,000	Mega Financial Holding Co Ltd	12,775,172
1,592,000	Novatek Microelectronics Corp Ltd	6,413,736
7,361,000	Pegatron Corp	9,148,688
639,000	Phison Electronics Corp	3,913,678
15,523,749	Powertech Technology Inc	23,977,609
21,105,290	Quanta Computer Inc	46,962,403
5,434,730	Radiant Opto-Electronics Corp	19,365,105
3,244,990	Realtek Semiconductor Corp	7,862,891
1,492,000	Simplo Technology Co Ltd	6,620,869
2,640,000	Synnex Technology International Corp	3,961,151
32,310,312	Taishin Financial Holding Co Ltd	15,919,058
4,114,676	Taiwan Mobile Co Ltd	13,482,625
349,044	Taiwan Semiconductor Manufacturing Co Ltd	1,234,874
2,349,100	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	41,649,543
628,000	Taiwan Surface Mounting Technology Corp	905,316
2,149,000	TPK Holding Co Ltd	12,015,896
706,000	Tripod Technology Corp	1,215,466
1,639,000	Unimicron Technology Corp	1,214,365
49,484,885	Wistron Corp	44,406,290
3,136,000	WPG Holdings Co Ltd	3,568,556
2,492,970	Yungtay Engineering Co Ltd	7,747,056

	Total Taiwan	752,140,604

	Thailand — 3.6%
5,023,190	Advanced Info Service Pcl (Foreign Registered)	35,623,968
15,458,833	Bangchak Petroleum Pcl (Foreign Registered)	15,998,629
3,628,486	Bangkok Dusit Medical Service Pcl (Foreign Registered)	14,846,330
39,596,240	Banpu Pcl (Foreign Registered)	37,900,512
2,934,200	Banpu Pcl NVDR	2,809,924
8,934,900	BTS Group Holdings Pcl	2,599,068

Shares	Description	Value ($)
	Thailand — continued
7,061,271	Electricity Generating Pcl (Foreign Registered)	28,232,154
4,872,800	Esso Thailand Pcl (Foreign Registered)	1,016,086
5,868,201	Glow Energy Pcl (Foreign Registered)	12,364,021
6,771,000	Jasmine International Pcl (Foreign Registered)	1,652,198
1,823,600	PTT Exploration & Production Pcl (Foreign Registered)	9,084,564
7,946,370	PTT Pcl (Foreign Registered)	72,982,313
4,378,952	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (a)	6,683,503
592,200	Ratchaburi Electricity Generating Holding Pcl NVDR	935,498
10,196,750	Saha Pathana Inter-Holding Pcl (Foreign Registered)	7,100,384
102,087,585	Sansiri Pcl (Foreign Registered)	6,387,221
3,754,612	Shin Corp Pcl	9,045,823
2,211,600	Shin Corp Pcl (Foreign Registered) (a)	5,345,611
9,361,941	Thai Oil Pcl (Foreign Registered)	18,356,590
42,030,106	Thai Tap Water Supply Pcl (Foreign Registered)	13,339,702
6,318,100	VGI Global Media Pcl (Foreign Registered)	2,337,424

	Total Thailand	304,641,523

	Turkey — 2.5%
1,702,665	Akbank TAS	6,216,233
9,333,857	Asya Katilim Bankasi AS *	9,171,879
2,757,387	Aygaz AS	11,753,651
3,947,369	Dogus Otomotiv Servis ve Ticaret AS	16,136,948
8,633,091	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	10,332,922
2,532,653	Emlak Konut Gayrimenkul Yatirim	3,312,296
213,453	Gubre Fabrikalari TAS *	1,696,251
460,665	Haci Omer Sabanci Holding AS	2,096,923
10,246,015	Koza Anadolu Metal Madencilik Isletmeleri AS *	21,063,784
174,425	Park Elektrik Madencilik Tekstil Sanayi ve Ticaret AS *	484,475
920,783	Pegasus Hava Tasimaciligi AS *	19,211,581
4,543,688	Tekfen Holding AS	10,673,927
510,384	Tupras-Turkiye Petrol Rafineriler AS	11,568,631
7,587,875	Turk Telekomunikasyon AS	24,555,534
151,340	Turk Traktor ve Ziraat Makineleri AS	4,910,342
3,763,652	Turkcell Iletisim Hizmetleri AS *	22,860,107
61,700	Turkcell Iletisim Hizmetleri AS ADR *	945,244
1,544,011	Turkiye Garanti Bankasi AS	5,814,551
6,154,183	Turkiye IS Bankasi – Class C	15,787,432
1,257,629	Turkiye Halk Bankasi AS	9,609,300
349,929	Ulker Biskuvi Sanayi AS	2,868,714

	Total Turkey	211,070,725

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — 0.3%
216,296	British American Tobacco Plc	11,510,515
18,477	British American Tobacco Plc Sponsored ADR	1,964,660
47,000	Unilever Plc Sponsored ADR	1,903,500
200,722	Unilever Plc	8,110,793

	Total United Kingdom	23,489,468

	United States — 0.3%
202,946	Colgate-Palmolive Co.	13,355,876
26,827	Tupperware Brands Corp.	2,450,378
54,700	Yum! Brands, Inc.	4,249,096

	Total United States	20,055,350

	Vietnam — 0.0%
378,230	Viet Nam Dairy Products JSC	2,542,441

	TOTAL COMMON STOCKS (COST $7,355,414,771)	7,174,201,341

	PREFERRED STOCKS — 11.4%

	Brazil — 7.4%
1,471,100	AES Tiete SA	12,651,170
1,390,318	Banco Bradesco SA	18,449,492
720,800	Banco Bradesco SA ADR	9,565,016
2,207,200	Banco do Estado do Rio Grande do Sul SA – Class B	12,849,587
3,073,950	Bradespar SA	33,435,670
300,520	Companhia de Transmissao de Energia Eletrica Paulista *	3,730,611
2,748,255	Companhia Energetica de Minas Gerais Sponsored ADR	22,947,929
711,700	Companhia Energetica de Sao Paulo – Class B	7,156,300
24,800	Companhia Energetica do Ceara – Class A	426,232
540,900	Companhia Paranaense de Energia – Class B	7,270,348
486,700	Companhia Paranaense de Energia Sponsored ADR	6,570,450
4,192,400	Companhia Energetica de Minas Gerais	35,228,292
3,597,800	Eletropaulo Metropolitana SA	14,569,234
2,249,300	Gerdau SA	17,331,193
2,166,888	Gerdau SA Sponsored ADR	16,771,713
1,241,500	Gol Linhas Aereas Inteligentes SA *	5,266,583
1,566,000	Gol Linhas Aereas Inteligentes SA ADR *	6,843,420
402,500	Itau Unibanco Holding SA	5,678,867
3,771,325	Itau Unibanco Holding SA ADR	53,062,543
12,027,933	Itausa-Investimentos Itau SA	47,883,129
2,997,874	Klabin SA	15,527,707
3,890,150	Metalurgica Gerdau SA	37,800,781
10,254,016	Oi SA	15,670,064

Shares	Description	Value ($)
	Brazil — continued
212,600	Randon Participacoes SA	1,093,897
1,305,200	Telefonica Brasil SA	25,091,619
1,694,381	Telefonica Brasil SA ADR	32,972,654
488,400	Tim Participacoes SA ADR	12,102,552
91,110	Vale SA	1,278,840
10,141,365	Vale SA Sponsored ADR	142,283,351

	Total Brazil	621,509,244

	Russia — 3.0%
2,596,200	RN Holding OAO – Class S *	4,198,055
25,886,475	Sberbank	66,279,731
109,875,141	Surgutneftegaz OJSC	77,987,068
12,100	Surgutneftegaz Sponsored ADR	85,184
43,032	Transneft	110,077,125

	Total Russia	258,627,163

	South Korea — 1.0%
258,742	Hyundai Motor Co	31,041,222
127,358	Hyundai Motor Co	14,797,773
39,113	Samsung Electronics Co Ltd (Non-Voting)	37,055,796

	Total South Korea	82,894,791

	TOTAL PREFERRED STOCKS (COST $990,319,667)	963,031,198

	INVESTMENT FUNDS — 1.6%

	China — 0.0%
245,374	The China A Share Fund Ltd – Class S2 * (c) (d)	2,298,416

	India — 0.1%
10,189	Fire Capital Mauritius Private Fund * (c) (d)	7,587,295
1,371,900	TDA India Technology Fund II LP * (c) (d)	371,608

	Total India	7,958,903

	Poland — 0.0%
1,749,150	Templeton EE FD * (c) (d)	205,788

	Russia — 0.1%
6,741,100	NCH Eagle Fund LP * (c) (d)	4,563,037
2,769	Steep Rock Russia Fund LP * (c) (d)	1,373,994

	Total Russia	5,937,031

	Thailand — 0.2%
47,592,621	BTS Rail Mass Transit Growth Infrastructure Fund	13,991,644
2,511,762	CPN Commercial Growth Leasehold Property Fund	820,667

	Total Thailand	14,812,311

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	United States — 1.2%
2,528,949	iShares MSCI Emerging Markets ETF	107,100,990

	TOTAL INVESTMENT FUNDS (COST $148,891,902)	138,313,439

	RIGHTS/WARRANTS — 0.1%

	Brazil — 0.0%
91,871	Klabin SA Rights, Expires 12/27/13 *	629,227

	South Africa — 0.1%
8,238,988	African Bank Investments Ltd Rights, Expires 12/06/13 *	3,634,491

	TOTAL RIGHTS/WARRANTS (COST $6,385,304)	4,263,718

	MUTUAL FUNDS — 2.4%

	United States — 2.4%
	Affiliated Issuers
8,135,192	GMO U.S. Treasury Fund	203,379,794

	TOTAL MUTUAL FUNDS (COST $203,379,794)	203,379,794

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.4%

		Time Deposits — 0.4%
USD	1,695,336	Australia and New Zealand Banking Group Ltd. (ANZ) Time Deposit, 0.06%, due 12/02/13	1,695,336
GBP	9	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.06%, due 12/02/13	14
SGD	48,103	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/02/13	38,256
USD	17,035,693	DnB Nor Bank (Oslo) Time Deposit, 0.06%, due 12/02/13	17,035,693
USD	17,035,693	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/02/13	17,035,693

		Total Time Deposits	35,804,992

		TOTAL SHORT-TERM INVESTMENTS (COST $35,804,992)	35,804,992

		TOTAL INVESTMENTS — 101.0% (Cost $8,740,196,430)	8,518,994,482
		Other Assets and Liabilities (net) — (1.0%)	(85,153,977)

		TOTAL NET ASSETS — 100.0%	$8,433,840,505

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2013
Anilana Hotels & Properties Ltd	2/10/11-2/16/12	$1,890,310	0.02%	$1,579,372
The China A Share Fund Ltd – Class S2	4/23/10	2,453,738	0.03%	2,298,416
Fire Capital Mauritius Private Fund	12/12/06-10/26/09	10,189,080	0.09%	7,587,295
NCH Eagle Fund LP	4/6/09	6,741,100	0.05%	4,563,037
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.02%	1,373,994
TDA India Technology Fund II LP	2/23/00-3/23/04	—	0.00%	371,608
Templeton EE FD	12/05/97-6/24/02	471,720.00	0.00%	205,788

				$17,979,510

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
11,040,000	USD	12/13/13	CSI	Depreciation of Total Return on Astra International + (Daily Fed Funds Rate minus 4.00%)	Appreciation of Total Return on Astra International	$(516,960)
23,323,137	USD	12/30/13	MSCI	Depreciation of Total Return on Asustek Computer Inc + (Daily Fed funds Rate minus 1.25%)	Appreciation of Total Return on Asustek Computer Inc	—
7,547,880	USD	12/6/13	MSCI	Depreciation of Total Return on BZ Multiplus SA + (Daily Fed Funds Rate minus 5.00%)	Appreciation of Total Return on BZ Multiplus SA	(4,981)
11,255,894	USD	3/31/14	JPM	Depreciation of Total Return on HTC Corp (LIBOR minus 5.00%)	Appreciation of Total Return on HTC Corp	33,944

						$(487,997)

				Premiums to (Pay) Receive		$—

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Affiliated company.

(c)	Private placement securities are restricted as to resale.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Counterparty Abbreviations:

CSI - Credit Suisse International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

GBP - British Pound

SGD - Singapore Dollar

USD - United States Dollar

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 99.4%

	Taiwan — 99.4%
656,000	Advanced Semiconductor Engineering Inc	651,057
14,000	Advantech Co Ltd	86,461
1,422,323	Asustek Computer Inc	12,539,542
842,448	Catcher Technology Co Ltd	5,121,901
1,954,000	China Petrochemical Development Corp	924,139
300,000	Chong Hong Construction Co Ltd	982,253
3,135,132	Chunghwa Telecom Co Ltd	9,827,664
13,016,486	Compal Electronics Inc	9,837,116
709,000	Delta Electronics Inc	3,782,175
6,322,100	E.Sun Financial Holding Co Ltd	4,237,019
1,676,767	Far EasTone Telecommunications Co Ltd	3,595,577
800	Foxconn Technology Co Ltd	1,896
127,000	Giant Manufacturing Co Ltd	894,675
701,550	Highwealth Construction Corp	1,549,648
7,226,161	Hon Hai Precision Industry Co Ltd	19,029,223
2,007,228	HTC Corp	10,239,441
266,000	Integrated Memory Logic Ltd	574,394
3,023,258	Lite-On Technology Corp	4,901,974
383,000	Makalot Industrial Co Ltd	2,147,420
99,000	MediaTek Inc	1,455,022
3,417,000	Mega Financial Holding Co Ltd	2,867,365
58,000	Mstar Semiconductor Inc	648,968
409,995	Novatek Microelectronics Corp Ltd	1,651,758
2,000	Pegatron Corp	2,486
186,000	Phison Electronics Corp	1,139,193
3,129,475	Powertech Technology Inc	4,833,712
3,097,856	Quanta Computer Inc	6,893,189
1,090,670	Radiant Opto-Electronics Corp	3,886,290
759,870	Realtek Semiconductor Corp	1,841,231
502,000	Siliconware Precision Industries Co	594,522
362,000	Simplo Technology Co Ltd	1,606,404
818,000	Synnex Technology International Corp	1,227,357
7,564,937	Taishin Financial Holding Co Ltd	3,727,190
999,158	Taiwan Mobile Co Ltd	3,273,957
353,190	Taiwan Semiconductor Manufacturing Co Ltd	1,249,542
534,500	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	9,476,685
320,000	Taiwan Surface Mounting Technology Corp	461,307
434,358	TPK Holding Co Ltd	2,428,665
331,000	Tripod Technology Corp	569,857
823,000	Unimicron Technology Corp	609,776
7,091,261	Wistron Corp	6,363,490
975,000	WPG Holdings Co Ltd	1,109,484
678,152	Yungtay Engineering Co Ltd	2,107,399

	Total Taiwan	150,948,424

	TOTAL COMMON STOCKS (COST $146,451,983)	150,948,424

	Shares / Par Value	Description	Value ($)
		INVESTMENT FUNDS — 0.1%

		United States — 0.1%
	11,793	iShares MSCI Taiwan ETF	169,583

		TOTAL INVESTMENT FUNDS (COST $171,905)	169,583

		MUTUAL FUNDS — 0.3%

		United States — 0.3%
		Affiliated Issuers
	15,589	GMO U.S. Treasury Fund	389,713

		TOTAL MUTUAL FUNDS (COST $389,713)	389,713

		SHORT-TERM INVESTMENTS — 0.0%

		Time Deposit — 0.0%
USD	68,768	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.06%, due 12/02/13	68,768

		Total Time Deposits	68,768

		TOTAL SHORT-TERM INVESTMENTS (COST $68,768)	68,768

		TOTAL INVESTMENTS — 99.8% (Cost $147,082,369)	151,576,488
		Other Assets and Liabilities (net) — 0.2%	342,910

		TOTAL NET ASSETS — 100.0%	$151,919,398

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Currency Abbreviations:

USD - United States Dollar

As of November 30, 2013, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Emerging Countries Fund	71,322,250	4,770,882	(10,244,006)	(5,473,124)
Emerging Domestic Opportunities Fund	2,454,044,520	174,042,131	(92,015,114)	82,027,017
Emerging Markets Fund	8,917,193,875	548,662,536	(946,861,929)	(398,199,393)
Taiwan Fund	150,039,032	5,191,822	(3,654,366)	1,537,456

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended November 30, 2013 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
Emerging Countries Fund
GMO U.S. Treasury Fund	$1,204,052	$36,559,525	$37,452,522	$565	$107	$—	$310,145

Emerging Domestic Opportunities Fund
GMO U.S. Treasury Fund	$49,003,861	$1,293,612,836	$1,261,136,912	$48,032	$13,063	$—	$81,501,081

Emerging Markets Fund
GMO Special Purpose Holding Fund	$4,355	$—	$12,175	$—	$—	$342,509	$—
GMO U.S. Treasury Fund	37,905,924	1,438,617,845	1,273,153,495	33,144	11,145	—	203,379,794

	$37,910,279	$1,438,617,845	$1,273,165,670	$33,144	$11,145	$342,509	$203,379,794

Taiwan Fund
GMO U.S. Treasury Fund	$735,075	$68,217,812	$68,561,927	$909	$41	$—	$389,713

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2013 through November 30, 2013. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2014.

Investments in other affiliated issuers

An affiliated company is a company in which a Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the period ended November 30, 2013 is set forth below:

Affiliate	Value, beginning of period		Purchases	Sales Proceeds	Dividend Income	Value, end of period
Emerging Markets Fund
Anilana Hotels & Properties Ltd	$—		$3,352,980	$—	$—	$2,479,434
Kiri Industries Ltd	121,874		258,995	100,852	—	862,680
Star Block Co Ltd (Foreign Registered)*	0	**	—	—	—	0	**

Totals	$121,874		$3,611,975	$100,852	$—	$3,342,114

*	No longer an affiliate as of November 30, 2013.
**	Represents the interest in securities that were determined to have a fair value of zero at February 28, 2013 and November 30, 2013.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2013, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2013. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that the Funds calculate their net asset value on any business day, the Funds will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service and presented in the table below on a net basis, which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2013 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Emerging Countries Fund	<1%	83%
Emerging Domestic Opportunities Fund	—	64%
Emerging Markets Fund	<1%	83%
Taiwan Fund	—	93%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2013, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2013:

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund
Asset Valuation Inputs
Common Stocks
Brazil	$839,673	$4,761,969	$—		$5,601,642
China	903,154	7,756,561	—		8,659,715
Czech Republic	—	1,960,041	—		1,960,041
Egypt	—	988,072	—		988,072
France	—	41,894	—		41,894
Hungary	—	61,718	—		61,718
India	156,019	1,831,027	—		1,987,046
Indonesia	540,792	2,354,696	—		2,895,488
Malaysia	—	448,534	—		448,534
Mexico	1,360,474	—	—		1,360,474
Norway	—	79,350	—		79,350
Peru	606,117	—	—		606,117
Philippines	—	444,011	—		444,011
Poland	—	1,917,184	—		1,917,184
Russia	431,061	6,447,828	—		6,878,889
South Africa	14,862	1,451,846	—		1,466,708
South Korea	1,610,312	10,760,395	—		12,370,707
Taiwan	457,434	4,981,814	0	*	5,439,248
Thailand	—	2,037,547	—		2,037,547
Turkey	9,192	1,052,940	—		1,062,132
United Kingdom	15,118	189,222	—		204,340
United States	196,277	—	258		196,535

TOTAL COMMON STOCKS	7,140,485	49,566,649	258		56,707,392

Preferred Stocks
Brazil	2,063,485	2,321,265	—		4,384,750
Russia	—	2,410,385	—		2,410,385
South Korea	—	564,378	—		564,378

TOTAL PREFERRED STOCKS	2,063,485	5,296,028	—		7,359,513

Investment Funds
Thailand	—	132,941	—		132,941
United States	1,235,477	—	—		1,235,477

TOTAL INVESTMENT FUNDS	1,235,477	132,941	—		1,368,418

Description	Level 1	Level 2	Level 3	Total
Emerging Countries Fund (continued)
Asset Valuation Inputs (continued)
Rights/Warrants
Brazil	$—	$3,794	$—	$3,794
South Africa	—	31,823	—	31,823

TOTAL RIGHTS/WARRANTS	—	35,617	—	35,617

Mutual Funds
United States	310,145	—	—	310,145

TOTAL MUTUAL FUNDS	310,145	—	—	310,145

Short-Term Investments	68,041	—	—	68,041

Total Investments	10,817,633	55,031,235	258	65,849,126

Total	$10,817,633	$55,031,235	$258	$65,849,126

Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Belgium	$—	$23,550,278	$—	$23,550,278
Brazil	—	106,609,147	—	106,609,147
China	174,839,842	288,021,955	—	462,861,797
France	—	35,286,940	—	35,286,940
India	3,896,400	191,735,765	—	195,632,165
Indonesia	—	62,017,123	—	62,017,123
Malaysia	—	55,857,845	—	55,857,845
Mexico	89,924,196	—	—	89,924,196
Nigeria	—	17,915,201	—	17,915,201
Norway	—	44,768,400	—	44,768,400
Panama	92,578,188	—	—	92,578,188
Philippines	—	56,224,725	—	56,224,725
Qatar	—	15,711,088	—	15,711,088
Russia	65,459,977	87,503,959	—	152,963,936
South Africa	—	34,390,017	—	34,390,017
South Korea	—	58,764,571	—	58,764,571
Switzerland	—	56,706,308	—	56,706,308
Taiwan	—	45,939,384	—	45,939,384
Thailand	—	114,008,473	—	114,008,473
Turkey	—	80,882,443	—	80,882,443
United Kingdom	13,778,708	168,797,712	—	182,576,420
United States	139,368,755	—	—	139,368,755
Vietnam	—	10,461,025	—	10,461,025

TOTAL COMMON STOCKS	579,846,066	1,555,152,359	—	2,134,998,425

Preferred Stocks
Brazil	17,450,061	5,348,880	—	22,798,941
Russia	—	25,483,526	—	25,483,526

TOTAL PREFERRED STOCKS	17,450,061	30,832,406	—	48,282,467

Investment Funds
China	92,182,623	—	—	92,182,623
Thailand	—	48,981,192	—	48,981,192
United States	115,071,932	—	—	115,071,932

TOTAL INVESTMENT FUNDS	207,254,555	48,981,192	—	256,235,747

Mutual Funds
United States	81,501,081	—	—	81,501,081

TOTAL MUTUAL FUNDS	81,501,081	—	—	81,501,081

Short-Term Investments	15,053,817	—	—	15,053,817

Total Investments	901,105,580	1,634,965,957	—	2,536,071,537

Description	Level 1	Level 2	Level 3	Total
Emerging Domestic Opportunities Fund (continued)
Asset Valuation Inputs (continued)
Derivatives**
Swap Contracts
Equity risk	$—	$1,149,069	$—	$1,149,069

Total	$901,105,580	$1,636,115,026	$—	$2,537,220,606

Liability Valuation Inputs
Derivatives**
Swap Contracts
Equity risk	$—	$(16,992)	$—	$(16,992)

Total	$—	$(16,992)	$—	$(16,992)

Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Brazil	$175,011,655	$502,827,641	$—	$677,839,296
China	106,935,839	1,404,319,622	—	1,511,255,461
Czech Republic	—	143,074,788	—	143,074,788
Egypt	—	41,754,428	—	41,754,428
France	—	6,252,342	—	6,252,342
Hungary	—	18,521,065	—	18,521,065
India	15,342,699	247,016,401	—	262,359,100
Indonesia	25,011,630	214,969,546	220,018	240,201,194
Malaysia	—	52,523,915	—	52,523,915
Mexico	197,344,719	—	—	197,344,719
Nigeria	—	3,840,207	—	3,840,207
Norway	—	8,806,874	—	8,806,874
Panama	41,236,663	—	—	41,236,663
Peru	70,474,408	—	—	70,474,408
Philippines	4,540,428	39,094,251	—	43,634,679
Poland	—	197,480,351	—	197,480,351
Qatar	—	3,135,354	—	3,135,354
Russia	56,685,244	868,059,430	—	924,744,674
South Africa	5,159,708	233,395,677	—	238,555,385
South Korea	72,926,402	1,101,820,491	—	1,174,746,893
Sri Lanka	—	2,479,434	—	2,479,434
Taiwan	41,649,543	710,491,061	—	752,140,604
Thailand	—	304,641,523	—	304,641,523
Turkey	945,244	210,125,481	—	211,070,725
United Kingdom	3,868,160	19,621,308	—	23,489,468
United States	20,055,350	—	—	20,055,350
Vietnam	—	2,542,441	—	2,542,441

TOTAL COMMON STOCKS	837,187,692	6,336,793,631	220,018	7,174,201,341

Preferred Stocks
Brazil	303,119,628	318,389,616	—	621,509,244
Russia	85,184	258,541,979	—	258,627,163
South Korea	—	82,894,791	—	82,894,791

TOTAL PREFERRED STOCKS	303,204,812	659,826,386	—	963,031,198

Investment Funds
China	—	—	2,298,416	2,298,416
India	—	—	7,958,903	7,958,903
Poland	—	—	205,788	205,788
Russia	—	—	5,937,031	5,937,031
Thailand	—	14,812,311	—	14,812,311
United States	107,100,990	—	—	107,100,990

TOTAL INVESTMENT FUNDS	107,100,990	14,812,311	16,400,138	138,313,439

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Rights/Warrants
Brazil	$—	$629,227	$—	$629,227
South Africa	—	3,634,491	—	3,634,491

TOTAL RIGHTS/WARRANTS	—	4,263,718	—	4,263,718

Mutual Funds
United States	203,379,794	—	—	203,379,794

TOTAL MUTUAL FUNDS	203,379,794	—	—	203,379,794

Short-Term Investments	35,804,992	—	—	35,804,992

Total Investments	1,486,678,280	7,015,696,046	16,620,156	8,518,994,482

Derivatives**
Swap Contracts
Equity risk	—	33,944	—	33,944

Total	$1,486,678,280	$7,015,729,990	$16,620,156	$8,519,028,426

Liability Valuation Inputs
Derivatives**
Swap Contracts
Equity risk	$—	$(521,941)	$—	$(521,941)

Total	$—	$(521,941)	$—	$(521,941)

Taiwan Fund
Asset Valuation Inputs
Common Stocks
Taiwan	$9,476,685	$141,471,739	$—	$150,948,424

TOTAL COMMON STOCKS	9,476,685	141,471,739	—	150,948,424

Investment Funds
United States	169,583	—	—	169,583

TOTAL INVESTMENT FUNDS	169,583	—	—	169,583

Mutual Funds
United States	389,713	—	—	389,713

TOTAL MUTUAL FUNDS	389,713	—	—	389,713

Short-Term Investments	68,768	—	—	68,768

Total Investments	10,104,749	141,471,739	—	151,576,488

Total	$10,104,749	$141,471,739	$—	$151,576,488

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Represents an interest in securities that were determined to have a value of zero at November 30, 2013.
**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2013, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2013		Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3 *		Transfer out of Level 3 *	Balances as of November 30, 2013		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2013
Emerging Countries Fund
Common Stocks
India	$250,834		$28,019	$(234,358)	$—	$(29,347)	$(1,198)	$—		$(13,950)**	$—		$—
Taiwan	0	***	—	—	—	—	—	—		—	0	***	—
Thailand	1,035,503		70,316	(832,058)	—	327,823	(445,766)	—		(155,818)**	—		—
United States	—		1,519	—	—	—	(1,261)	—		—	258		(1,261)

Total	$1,286,337		$99,854	$(1,066,416)	$—	$298,476	$(448,225)	$—		$(169,768)	$258		$(1,261)

Rights and/or Warrants
China	$—		$3,999	$(3,999)	$—	$—	$—	$—		$—	$—		$—

Total	$1,286,337		$103,853	$(1,070,415)	$—	$298,476	$(448,225)	$—		$(169,768)	$258		$(1,261)

Emerging Domestic Opportunities Fund
Common Stocks
Thailand	$44,535,710		$18,037,865	$(43,653,289)	$—	$8,028,002	$(11,885,296)	$—		$(15,062,992)	$—		$—

Total	$44,535,710		$18,037,865	$(43,653,289)	$—	$8,028,002	$(11,885,296)	$—		$(15,062,992)	$—		$—

Emerging Markets Fund
Common Stocks
India	$25,023,685		$14,613,886	$(14,840,420)	$—	$(3,575,108)	$(2,998,625)	$—		$(18,223,418)**	—		$—
Indonesia	—		—	—	—	—	—	220,018	**	—	220,018		—
Russia	1,350		—	(224,617)	—	(945,383)	1,168,650	—		—	—		—
South Korea	3,724,493		—	(2,892,541)	—	(6,926,403)	6,094,451	—		—	—		—
Sri Lanka	1,645,629		—	(1,890,310)	—	—	244,681	—		—	—		—
Thailand	56,616,814		2,675,164	(40,433,642)	—	16,865,223	(23,694,445)	—		(12,029,114)**	—		—

Total Common Stocks	$87,011,971		$17,289,050	$(60,281,530)	$—	$5,418,329	$(19,185,288)	$220,018		$(30,252,532)	$220,018		$—

Investment Funds
China	$2,254,617		$—	$—	$—	$—	$43,799	$—		$—	2,298,416		$43,799
India	11,315,764		—	(760,080)	—	(236,020)	(2,360,761)	—		—	7,958,903		(2,360,761)
Poland	208,208		—	—	—	—	(2,420)	—		—	205,788		(2,420)
Russia	7,265,136		—	(99,896)	—	(11,372)	(1,216,837)	—		—	5,937,031		(1,216,837)
Ukraine	4,000		—	(7,321)	—	(192,621)	195,942	—		—	—		—

Total Investment Funds	21,047,725		—	(867,297)	—	(440,013)	(3,340,277)	—		—	16,400,138		(3,536,219)

Total	$108,059,696		$17,289,050	$(61,148,827)	$—	$4,978,316	$(22,525,565)	$220,018		$(30,252,532)	$16,620,156		$(3,536,219)

Rights and/or Warrants
China	$—		$$186,402	$(186,402)	$—	$—	$—	$—		$—	$—		$—

Total	$108,059,696		$17,475,452	$(61,335,229)	$—	$4,978,316	$(22,525,565)	$220,018		$(30,252,532)	$16,620,156		$(3,536,219)

Taiwan Fund
Common Stocks
Taiwan	0	***	$—	$—	$—	$(1,756,240)	$1,756,240	$—		$—	$—		$—

Total	0	***	$—	$—	$—	$(1,756,240)	$1,756,240	$—		$—	$—		$—

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was observable market data to value these assets at period end.
***	Represents an interest in securities that were determined to have a value of zero at February 28, 2013 and November 30, 2013.

The net aggregate direct and/or indirect exposure to investments in securities and derivative financial instruments using Level 3 inputs and presented on a net basis (based on the Funds’ net assets) as of November 30, 2013 were as follows:

Fund Name	Level 3 securities and derivatives
Emerging Countries Fund	<1%
Emerging Markets Fund	<1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.09% of the Fund’s total net assets as of November 30, 2013. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of the Trust’s Board of Trustees. The costs in respect of this matter are being borne by EMF.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Market Risk – Equities	X	X	X	X
Liquidity Risk	X	X	X	X
Smaller Company Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X
Currency Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Leveraging Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X
Management and Operational Risk	X	X	X	X
Fund of Funds Risk	X	X	X	X
Non-Diversified Funds	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

The Funds invest a substantial portion of their assets in equities, and as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., forward currency contracts), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

A Fund’s use of derivatives may be subject to one or more special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. Dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government) are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable gains to shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and Exchange-Traded Funds (“ETFs”) (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies under the 1940 Act:

•	Emerging Countries Fund
•	Emerging Domestic Opportunities Fund
•	Emerging Markets Fund
•	Taiwan Fund

Temporary Defensive Positions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposure, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

Certain derivatives transactions used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2013, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Swap contracts
To achieve returns comparable to holding and lending a direct equity position		X	X
As a substitute for direct investment in securities		X	X
Rights and/or warrants
Received as a result of corporate actions	X		X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2013:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Countries Fund
Asset:
Investments (rights and/or warrants)	$—	$35,617	$—	$—	$—	$35,617

Total	$—	$35,617	$—	$—	$—	$35,617

Emerging Domestic Opportunities Fund
Asset:
Unrealized Appreciation on Swap Contracts	$—	$1,149,069	$—	$—	$—	$1,149,069

Total	$—	$1,149,069	$—	$—	$—	$1,149,069

Liability:
Unrealized Depreciation on Swap Contracts	$—	$(16,992)	$—	$—	$—	$(16,992)

Total	$—	$(16,992)	$—	$—	$—	$(16,992)

Emerging Markets Fund
Asset:
Investments (rights and/or warrants)	$—	$4,263,718	$—	$—	$—	$4,263,718
Unrealized Appreciation on Swap Contracts	—	33,944	—	—	—	33,944

Total	$—	$4,297,662	$—	$—	$—	$4,297,662

Liability:
Unrealized Depreciation on Swap Contracts	—	(521,941)	—	—	—	(521,941)

Total	$—	$(521,941)	$—	$—	$—	$(521,941)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (rights and/or warrants) or notional amounts (swap contracts) outstanding at each month-end, was as follows for the period ended November 30, 2013:

Fund Name	Swap Contracts ($)	Rights and/or Warrants ($)
Emerging Countries Fund	—	4,372
Emerging Domestic Opportunities Fund	138,409,907	—
Emerging Markets Fund	39,369,580	494,381
Taiwan Fund	—	2,208

Subsequent events

The Board of Trustees of GMO Trust appointed GMO Singapore Pte. Limited (“GMOS”) to serve as sub-adviser to GMO Emerging Domestic Opportunities Fund and GMOS will begin providing sub-advisory services to the Fund during the first quarter of 2014.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 76.4%

		United States — 76.4%
		Affiliated Issuers
	3,730,089	GMO International Growth Equity Fund, Class IV	95,937,880
	39,113,872	GMO International Intrinsic Value Fund, Class IV	999,750,563
	27,877,078	GMO U.S. Core Equity Fund, Class VI	479,764,504
	73,943,700	GMO U.S. Flexible Equities Fund, Class VI	880,669,472

		TOTAL MUTUAL FUNDS (COST $2,089,454,974)	2,456,122,419

		INVESTMENT FUNDS — 1.9%

		United States — 1.9%
	1,500,841	Vanguard Emerging Markets ETF	62,254,885

		TOTAL INVESTMENT FUNDS (COST $62,584,126)	62,254,885

		SHORT-TERM INVESTMENTS — 19.0%

		Time Deposits — 1.9%
USD	16,046,879	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.06%, due 12/02/13	16,046,879
USD	14,299,324	Citibank (New York) Time Deposit, 0.06%, due 12/02/13	14,299,324
USD	16,046,878	DBS Bank Ltd (Singapore) Time Deposit, 0.06%, due 12/02/13	16,046,878
USD	16,046,878	Sumitomo (Tokyo) Time Deposit, 0.06%, due 12/02/13	16,046,878

		Total Time Deposits	62,439,959

		U.S. Government — 17.1%
USD	240,000,000	U.S. Treasury Bill, 0.09%, due 09/18/14 (a)	239,826,000
USD	190,000,000	U.S. Treasury Bill, 0.09%, due 10/16/14 (a)	189,844,770
USD	75,000,000	U.S. Treasury Bill, 0.10%, due 08/21/14 (a)	74,948,175
USD	45,000,000	U.S. Treasury Bill, 0.12%, due 11/13/14 (a)	44,949,195

		Total U.S. Government	549,568,140

		TOTAL SHORT-TERM INVESTMENTS (COST $611,961,583)	612,008,099

		TOTAL INVESTMENTS — 97.3% (Cost $2,764,000,683)	3,130,385,403
		Other Assets and Liabilities (net) — 2.7%	85,328,176

		TOTAL NET ASSETS — 100.0%	$3,215,713,579

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/23/2013	DB	AUD	17,084,172	USD	16,367,644	$823,649
12/23/2013	GS	AUD	16,908,362	USD	16,201,576	817,541
12/23/2013	RBS	AUD	2,962,000	USD	2,815,674	120,705
12/10/2013	BBH	CHF	2,529,000	USD	2,774,651	(15,493)
12/10/2013	BCLY	CHF	19,898,583	USD	21,843,156	(110,146)
12/10/2013	GS	CHF	9,617,157	USD	10,553,831	(56,390)
12/10/2013	MSCI	CHF	10,001,933	USD	10,979,926	(54,802)
01/21/2014	MSCI	DKK	22,636,577	USD	4,107,423	(17,470)
12/18/2013	BCLY	EUR	48,635,845	USD	66,179,915	107,761
12/18/2013	GS	EUR	47,478,814	USD	64,625,862	125,543
12/18/2013	JPM	EUR	7,377,000	USD	9,977,274	(44,434)
01/16/2014	BCLY	GBP	16,881,744	USD	26,956,376	(666,538)
01/16/2014	GS	GBP	8,588,957	USD	13,661,896	(391,867)
01/16/2014	JPM	GBP	8,470,489	USD	13,529,260	(330,658)
01/16/2014	MSCI	GBP	16,795,769	USD	26,733,509	(748,727)
01/28/2014	BBH	HKD	83,817,592	USD	10,812,215	(629)
01/23/2014	BCLY	JPY	3,811,224,278	USD	37,955,550	731,051
01/23/2014	MSCI	JPY	3,807,219,617	USD	37,917,785	732,401
01/21/2014	DB	NOK	8,969,116	USD	1,465,319	5,249
01/21/2014	GS	NOK	9,698,053	USD	1,584,155	5,422
01/14/2014	DB	NZD	487,100	USD	407,461	12,371
01/21/2014	MSCI	SEK	75,856,105	USD	11,489,820	(68,497)
01/28/2014	JPM	SGD	7,173,382	USD	5,728,701	12,859
12/10/2013	BBH	USD	6,370,236	CHF	5,790,000	17,637
12/18/2013	BBH	USD	18,213,131	EUR	13,211,000	(265,890)
12/10/2013	GS	USD	3,218,338	CHF	2,872,000	(49,777)
12/18/2013	GS	USD	10,827,055	EUR	7,984,000	19,268
12/23/2013	GS	USD	1,142,625	AUD	1,210,000	(41,709)
12/23/2013	JPM	USD	3,230,917	AUD	3,383,000	(152,902)
12/10/2013	MSCI	USD	3,541,440	CHF	3,226,000	17,676

						$533,204

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
64	Amsterdam IDX	December 2013	$6,891,055	$(59,865)
428	CAC 40	December 2013	24,887,089	(129,459)
73	DAX	December 2013	23,294,546	(1,820,261)
510	FTSE 100	December 2013	55,430,504	(1,018,378)
44	FTSE/MIB	December 2013	5,674,726	(361,124)
49	Hang Seng	December 2013	7,550,604	13,674
63	IBEX 35	December 2013	8,403,313	(91,493)
66	MSCI Singapore	December 2013	3,870,726	(23,421)
402	OMXS 30	December 2013	8,027,675	(218,903)
17,190	S&P 500 E-Mini Index	December 2013	1,550,623,950	(104,086,860)

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
161	SPI 200	December 2013	$19,541,176	$(240,401)
436	TOPIX	December 2013	53,854,227	(3,211,699)

			$1,768,049,591	$(111,248,190)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
58,414,152	USD	1/29/2014	CITI	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.05%	$139,257
47,921,218	USD	2/10/2014	CITI	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.02%	(793,672)
83,217,501	USD	3/13/2014	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA plus 0.04%	(1,932,807)
42,649,335	USD	3/14/2014	BNP	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA plus 0.03%	(530,060)
85,294,605	USD	3/24/2014	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA plus 0.04%	(840,923)
49,560,648	USD	4/3/2014	CITI	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA plus 0.06%	(594,710)
142,820,165	USD	5/12/2014	BNP	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA plus 0.12%	(2,361,414)
229,088,568	USD	5/15/2014	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA plus 0.11%	(2,842,096)

						$(9,756,425)

				Premiums to (Pay) Receive		$—

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

BBA - British Banks Association

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

(a)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BNP - BNP Paribas

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

RBS - Royal Bank of Scotland PLC

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 32.1%

	Affiliated Issuers — 32.1%
791,020	GMO Short-Duration Collateral Fund	2,681,559
20,683,529	GMO U.S. Treasury Fund	517,088,237

	TOTAL MUTUAL FUNDS (COST $520,262,393)	519,769,796

	SHORT-TERM INVESTMENTS — 64.3%

	Money Market Funds — 7.1%
25,892,618	State Street Institutional Liquid Reserves Fund, 0.08% (a) (b)	25,892,618
87,975,894	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	87,975,894

	Total Money Market Funds	113,868,512

	U.S. Government — 57.2%
54,000,000	U.S. Treasury Bill, 0.05%, due 01/09/14 (a) (d)	53,997,300
73,000,000	U.S. Treasury Bill, 0.05%, due 02/13/14 (a) (d)	72,992,992
8,000,000	U.S. Treasury Bill, 0.07%, due 01/23/14 (a) (d)	7,999,220
45,000,000	U.S. Treasury Bill, 0.08%, due 03/06/14 (a) (d) (e)	44,990,595
150,000,000	U.S. Treasury Bill, 0.08%, due 03/20/14 (a) (d) (e)	149,965,200
150,000,000	U.S. Treasury Bill, 0.08%, due 04/03/14 (a) (d)	149,958,000
82,500,000	U.S. Treasury Bill, 0.08%, due 04/17/14 (a) (d) (e)	82,473,517
53,000,000	U.S. Treasury Bill, 0.09%, due 04/10/14 (a) (d)	52,983,835
55,000,000	U.S. Treasury Bill, 0.09%, due 04/24/14 (a) (d)	54,979,265
70,000,000	U.S. Treasury Bill, 0.09%, due 05/01/14 (a) (d)	69,973,050
75,000,000	U.S. Treasury Bill, 0.09%, due 05/08/14 (a) (d)	74,969,775
61,000,000	U.S. Treasury Bill, 0.09%, due 09/18/14 (a) (d)	60,955,775
50,000,000	U.S. Treasury Bill, 0.10%, due 08/21/14 (a) (d)	49,965,450

	Total U.S. Government	926,203,974

	TOTAL SHORT-TERM INVESTMENTS (COST $1,040,107,520)	1,040,072,486

	TOTAL INVESTMENTS — 96.4% (Cost $1,560,369,913)	1,559,842,282
	Other Assets and Liabilities (net) — 3.6%	58,461,537

	TOTAL NET ASSETS — 100.0%	$1,618,303,819

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter-party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/09/2013	MSCI	AUD	37,700,000	USD	35,395,022	$1,061,751
12/16/2013	BCLY	AUD	63,200,000	USD	59,133,468	1,603,421

Settlement Date	Counter-party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/16/2013	CITI	AUD	70,000,000	USD	65,901,150	$2,181,161
12/16/2013	JPM	AUD	116,500,000	USD	110,276,934	4,228,667
02/12/2014	BCLY	AUD	60,400,000	USD	56,867,385	2,092,519
02/12/2014	MSCI	AUD	80,800,000	USD	76,036,502	2,761,515
01/21/2014	MSCI	CAD	126,000,000	USD	121,781,489	3,295,048
02/03/2014	JPM	CAD	162,300,000	USD	154,605,182	2,031,739
02/20/2014	CSI	CAD	22,800,000	USD	21,796,906	372,470
01/21/2014	CSI	EUR	123,700,000	USD	167,302,065	(747,656)
02/27/2014	BCLY	JPY	6,411,900,000	USD	63,343,736	707,383
12/16/2013	JPM	USD	108,103,729	AUD	116,500,000	(2,055,461)
01/21/2014	CSI	USD	257,517,064	EUR	190,100,000	738,814
02/18/2014	MSCI	USD	38,389,012	GBP	23,900,000	707,729
02/20/2014	BCLY	USD	78,386,777	EUR	58,100,000	548,028
02/27/2014	JPM	USD	96,713,892	NZD	118,800,000	(644,812)
02/27/2014	MSCI	USD	28,154,020	NZD	34,600,000	(174,305)

						$18,708,011

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
1,331	Australian Government Bond 10 Yr.	December 2013	$139,736,966	$(113,094)
2,741	Corn (a)	March 2014	58,177,725	(1,020,974)
6,060	Euro STOXX 50 Futures	December 2013	254,147,014	11,173,385
3,007	FTSE 100	December 2013	327,072,191	723,381
515	Mini MSCI	December 2013	26,107,925	(280,827)
101	S&P 500 Index	December 2013	45,553,525	1,539,671
1,957	Soybean (a)	January 2014	130,776,525	5,205,795
2,554	U.S. Treasury Note 10 Yr. (CBT)	March 2014	320,207,750	(505,820)

			$1,301,779,621	$16,721,517

Sales
1,011	Gold 100 OZ (a)	February 2014	$126,415,440	$3,555,313
221	Japanese Government Bond 10 Yr. (TSE)	December 2013	313,260,293	(3,997,854)
636	Nikkei 225	December 2013	98,017,092	(8,754,859)
310	Silver (a)	March 2014	31,051,150	1,149,055
527	SPI 200	December 2013	64,160,565	553,133
1,944	Wheat (a)	March 2014	65,002,500	(983,620)

			$697,907,040	$(8,478,832)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2013.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

CITI - Citibank N.A.

CSI - Credit Suisse International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

USD - United States Dollar

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS (a) — 45.4%

	Australia — 0.7%
4,192,613	Arrium Ltd	6,004,852
333,214	Bank of Queensland Ltd	3,693,833
153,679	Bendigo and Adelaide Bank Ltd	1,575,220
244,778	BHP Billiton Ltd	8,355,089
791,160	BlueScope Steel Ltd *	3,915,528
66,209	Commonwealth Bank of Australia	4,692,463
125,087	CSL Ltd	7,821,240
1,985,926	Goodman Fielder Ltd	1,220,327
308,205	Insurance Australia Group Ltd	1,699,802
472,969	Investa Office Fund (REIT)	1,342,983
70,173	Macquarie Group Ltd	3,464,136
2,151,256	Mirvac Group (REIT)	3,328,277
304,318	National Australia Bank Ltd	9,593,773
789,280	Pacific Brands Ltd	472,502
680,923	QBE Insurance Group Ltd	9,712,123
1,506,710	Stockland (REIT)	5,281,617
1,061,144	TABCORP Holdings Ltd	3,407,515
705,086	Tatts Group Ltd	1,984,303
389,198	Westpac Banking Corp	11,659,247
74,856	Woolworths Ltd	2,296,484

	Total Australia	91,521,314

	Austria — 0.1%
115,129	OMV AG	5,639,311
95,923	Voestalpine AG	4,763,967

	Total Austria	10,403,278

	Belgium — 0.1%
145,942	Ageas	6,151,449
34,188	Anheuser-Busch InBev NV	3,484,307
173,324	Belgacom SA	5,146,579
52,923	Delhaize Group	3,076,502

	Total Belgium	17,858,837

	Brazil — 0.9%
28,900	Aes Tiete SA	226,266
33,000	Ambev SA	248,054
204,100	Ambev SA ADR	1,542,996
103,800	Banco Bradesco SA	1,524,942
1,858,600	Banco do Brasil SA	20,462,819
346,600	Banco Santander Brasil SA	2,210,667
518,400	Banco Santander Brasil SA ADR	3,348,864
198,200	BM&FBOVESPA SA	1,000,290
281,700	BR Malls Participacoes SA	2,309,214
196,300	BR Properties SA	1,617,557
305,300	Brasil Brokers Participacoes SA	735,773
183,800	Cia de Saneamento Basico do Estado de Sao Paulo	1,916,599
333,480	Cielo SA	9,671,363
182,600	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	1,944,690

Shares	Description	Value ($)
	Brazil — continued
54,100	Companhia de Saneamento de Minas Gerais-Copasa MG	884,877
443,600	Companhia Siderurgica Nacional SA	2,261,580
201,400	Companhia Siderurgica Nacional SA Sponsored ADR	1,051,308
110,800	Cosan Ltd – Class A	1,659,784
57,300	Cosan SA Industria e Comercio	1,054,707
100,200	CPFL Energia SA	833,821
35,200	CPFL Energia SA ADR	583,264
257,600	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,742,254
152,570	Duratex SA	892,784
302,900	EDP-Energias Do Brasil SA	1,549,444
146,100	Equatorial Energia SA	1,500,963
108,700	Gol Linhas Aereas Inteligentes SA ADR *	475,019
110,800	Grendene SA	867,485
174,100	Grupo BTG Pactual	2,102,376
197,500	Light SA	1,818,512
414,600	MRV Engenharia e Participacoes SA	1,641,646
32,800	Multiplan Empreendimentos Imobiliarios SA	722,243
129,600	Multiplus SA	1,625,478
571,900	PDG Realty SA Empreendimentos e Participacoes *	411,280
70,500	Porto Seguro SA	891,171
165,200	Qualicorp SA *	1,540,905
136,357	Sul America SA	928,075
410,300	Tim Participacoes SA	2,026,823
24,000	Totvs SA	378,580
95,600	Tractebel Energia SA	1,564,892
159,700	Transmissora Alianca de Energia Eletrica SA	1,484,818
36,300	Ultrapar Participacoes SA	901,712
296,000	Vale SA	4,544,977
1,330,300	Vale SA Sponsored ADR	20,380,196

	Total Brazil	107,081,068

	Canada — 0.2%
837,800	Blackberry Ltd *	5,292,946
31,400	Canadian Tire Corp Ltd – Class A	2,947,834
272,500	First Quantum Minerals Ltd	4,546,370
29,600	Home Capital Group Inc	2,390,630
55,700	Magna International Inc	4,515,366
47,900	RONA Inc	584,938

	Total Canada	20,278,084

	Chile — 0.0%
1,717,847	Enersis SA	534,964

	Czech Republic — 0.1%
448,759	CEZ AS	12,443,772
10,000	Telefonica 02 Czech Republic AS	147,172

	Total Czech Republic	12,590,944

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Denmark — 0.0%
33,487	Jyske Bank A/S *	1,808,623
9,559	Novo-Nordisk A/S – Class B	1,708,392
89,323	Vestas Wind Systems A/S *	2,545,534

	Total Denmark	6,062,549

	Egypt — 0.1%
1,255,091	Al Ezz Steel Rebars SAE *	2,553,804
173,149	Commercial International Bank	1,082,675
345,726	EFG-Hermes Holding SAE *	417,390
291,399	Global Telecom Holding *	962,775
397,784	Orascom Telecom Holding SAE *	264,940
4,130,356	Orascom Telecom Media And Technology Holding SAE	419,475
1,289,014	Palm Hills Developments SAE *	468,773
96,773	Sidi Kerir Petrochemicals Co	242,311
519,774	Talaat Moustafa Group *	424,071
442,353	Telecom Egypt Co	870,267

	Total Egypt	7,706,481

	Finland — 0.2%
3,031,712	Nokia Oyj *	24,482,475
90,278	Sampo Oyj – Class A	4,201,730

	Total Finland	28,684,205

	France — 2.8%
596,189	Air France – KLM *	6,164,777
737,063	Alcatel-Lucent *	3,102,365
569,424	AXA	14,892,628
406,004	BNP Paribas	30,416,965
185,986	Carrefour SA	7,301,527
40,837	Cie Generale des Etablissements Michelin – Class B	4,430,158
81,264	CNP Assurances	1,550,851
117,057	European Aeronautic Defense and Space Co NV	8,305,949
907,924	GDF Suez	21,035,903
23,001	L’Oreal SA	3,843,360
1,146,432	Orange	14,942,891
1,054,484	Peugeot SA *	16,720,914
41,127	Publicis Groupe SA	3,625,994
191,767	Renault SA	16,980,973
25,078	Safran SA	1,648,985
271,513	Sanofi	28,681,370
542,561	Societe Generale	31,127,153
74,749	Solocal Groupe *	118,708
215,497	Technicolor *	1,089,853
1,903,871	Total SA	115,146,431
544,247	Vivendi SA	13,801,261

	Total France	344,929,016

	Germany — 1.2%
61,389	Allianz SE (Registered)	10,648,419

Shares	Description	Value ($)
	Germany — continued
106,174	Aurubis AG	6,253,825
30,828	Bayer AG (Registered)	4,105,374
19,933	Continental AG	4,153,545
143,858	Daimler AG (Registered)	11,899,028
309,162	Deutsche Lufthansa AG (Registered) *	6,701,117
216,439	Deutsche Post AG (Registered)	7,639,511
35,172	Duerr AG	3,059,830
1,979,020	E.ON AG	38,037,352
155,859	Freenet AG	4,411,746
25,325	Hannover Rueck SE	2,103,856
191,725	Kloeckner & Co SE *	2,670,088
17,344	Merck KGaA	3,006,862
104,491	Metro AG	5,236,992
54,548	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	11,908,788
503,499	RWE AG	19,307,822
63,170	Salzgitter AG	2,739,118
59,915	SAP AG	4,953,019

	Total Germany	148,836,292

	Greece — 0.0%
127,991	OPAP SA	1,698,790
77,762	Public Power Corp SA	1,136,612

	Total Greece	2,835,402

	Hong Kong — 0.4%
1,237,272	AAC Technologies Holdings Inc	5,609,464
514,098	Cheung Kong Holdings Ltd	8,112,272
121,653	CLP Holdings Ltd	996,800
2,702,508	Esprit Holdings Ltd	5,617,462
498,238	Galaxy Entertainment Group Ltd *	3,902,131
493,052	Link (REIT)	2,405,927
171	Melco International Development Ltd	602
515,200	Sands China Ltd	3,896,408
783,071	Sun Hung Kai Properties Ltd	10,035,913
320,000	Wharf Holdings Ltd (The)	2,652,388
597,500	Yue Yuen Industrial Holdings	1,851,338

	Total Hong Kong	45,080,705

	Hungary — 0.0%
196,888	Magyar Telekom Telecommunications Plc	257,647
114,817	OTP Bank Plc	2,317,381

	Total Hungary	2,575,028

	India — 0.4%
71,761	Aban Offshore Ltd	431,425
492,480	Allahabad Bank	718,237
113,079	Andhra Bank	112,556
285,832	Aurobindo Pharma Ltd	1,344,008
127,816	Bank of Baroda	1,323,065
148,396	Bank of India	518,506

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	India — continued
588,096	Bharat Heavy Electricals Ltd	1,472,894
515,034	Cairn India Ltd	2,661,300
150,516	Canara Bank Ltd	599,666
113,026	Cipla Ltd	706,885
46,573	Coal India Ltd	202,716
46,755	GAIL India Ltd	253,174
26,191	Hero MotoCorp Ltd	856,358
145,556	Hindalco Industries Ltd	285,138
312,200	Hindalco Industries Ltd GDR, 144A (b)	597,992
1,386,554	Housing Development & Infrastructure Ltd *	1,112,492
269,318	Idea Cellular Ltd	756,932
21,898	Infosys Ltd	1,177,453
84,300	Infosys Ltd Sponsored ADR	4,553,886
79,791	Jai Balaji Industries Ltd *	17,878
156,381	Jindal Steel & Power Ltd	644,279
475,824	Karnataka Bank Ltd	793,612
33,958	Kiri Industries Ltd *	26,864
91,619	Lupin Ltd (c)	1,252,145
1,314,752	NHPC Ltd	381,643
361,749	NMDC Ltd	768,338
68,227	NTPC Ltd	160,863
288,601	Oil & Natural Gas Corp Ltd	1,381,068
342,056	Oriental Bank of Commerce	1,018,788
260,156	Power Finance Corp	662,617
241,270	Punjab National Bank Ltd (c)	2,127,148
25,018	Reliance Energy Ltd	172,152
46,382	Rural Electrification Corp Ltd	169,000
442,122	Sesa Sterlite Ltd	1,294,110
72,780	Sesa Sterlite Ltd ADR	840,609
47,013	State Bank of India	1,371,792
255,440	Steel Authority of India Ltd	277,739
61,742	Sun Pharmaceutical Industries Ltd	564,630
94,553	Syndicate Bank	134,806
98,923	Tata Consultancy Services Ltd	3,172,993
157,977	Tata Motors Ltd	1,015,050
14,000	Tata Motors Ltd Sponsored ADR	454,580
203,332	Tata Steel Ltd	1,302,878
130,461	Tech Mahindra Ltd	3,538,310
36,728	Wipro Ltd	278,095
74,513	Wipro Ltd ADR	869,567

	Total India	44,376,237

	Indonesia — 0.2%
17,731,500	Astra International Tbk PT	9,252,730
3,178,170	Bank Mandiri Persero Tbk PT	2,030,006
893,500	Bank Negara Indonesia Persero Tbk PT	305,790
4,503,270	Bank Rakyat Indonesia Persero Tbk PT	2,801,807
2,812,500	Bank Tabungan Negara Persero Tbk PT	227,879
2,085,000	Gajah Tunggal Tbk PT	313,226
8,895,000	Global Mediacom Tbk PT	1,448,483
828,000	Harum Energy Tbk PT	228,049

Shares	Description	Value ($)
	Indonesia — continued
158,000	Indo Tambangraya Megah Tbk PT	378,673
741,000	Indosat Tbk PT	238,242
4,721,000	Media Nusantara Citra Tbk PT	1,053,358
584,500	Mitra Adiperkasa Tbk PT	237,977
30,520,500	MNC Investama Tbk PT	840,730
1,082,000	Perusahaan Gas Negara Persero Tbk PT	438,410
3,338,000	Ramayana Lestari Sentosa Tbk PT	309,639
1,122,650	Semen Gresik Persero Tbk PT	1,199,982
32,261,000	Telekomunikasi Indonesia Persero Tbk PT	5,837,446
35,300	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,289,862
2,379,500	XL Axiata Tbk PT	992,265

	Total Indonesia	29,424,554

	Ireland — 0.0%
129,547	Smurfit Kappa Group Plc	3,075,577

	Israel — 0.1%
305,488	Bank Hapoalim BM	1,702,018
970,954	Bank Leumi Le-Israel *	3,946,026
1,360,355	Israel Discount Bank Ltd – Class A *	2,756,458
153,300	Partner Communications Co Ltd*	1,467,804

	Total Israel	9,872,306

	Italy — 1.4%
4,756,858	A2A SPA	5,440,752
203,091	Assicurazioni Generali SPA	4,652,357
120,561	Azimut Holding SPA	3,078,170
8,139,367	Enel SPA	36,991,358
1,405,096	ENI SPA	33,625,408
113,869	Exor SPA	4,456,250
1,248,949	Fiat SPA *	9,883,979
967,971	Finmeccanica SPA *	7,040,882
5,249,358	Intesa Sanpaolo SPA	12,651,727
17,115	Italcementi SPA-Di RISP	81,056
2,212,390	Mediaset SPA *	10,050,916
367,514	Mediolanum SPA	3,260,457
1,600,250	Milano Assicurazioni SPA *	1,421,033
76,922	Recordati SPA	1,091,098
13,804,939	Telecom Italia SPA	13,423,332
7,252,975	Telecom Italia SPA-Di RISP	5,575,966
1,919,281	UniCredit SPA	13,873,994

	Total Italy	166,598,735

	Japan — 3.8%
35,179	Adastria Holdings Co Ltd	1,399,215
446,300	Aeon Co Ltd	6,014,915
40,000	Alfresa Holdings Corp	2,076,249
76,400	Astellas Pharma Inc	4,534,276
106,800	Bridgestone Corp	3,920,892
264,000	Calsonic Kansei Corp	1,330,287

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
1,230,935	Cosmo Oil Co Ltd *	2,272,581
74,100	CyberAgent Inc	2,763,339
1,277,000	Daikyo Inc	3,497,766
117,500	Daito Trust Construction Co Ltd	11,163,321
574,000	Daiwa Securities Group Inc	5,590,500
310,300	Dena Co Ltd	6,027,434
774,463	DIC Corp	2,402,394
255,200	Fuji Heavy Industries Ltd	7,234,498
64,800	Fuji Oil Co Ltd	1,049,592
142,000	Gunze Ltd	364,866
217,000	Hanwa Co Ltd	1,047,816
874,707	Haseko Corp *	6,549,806
23,700	Idemitsu Kosan Co Ltd	2,130,140
139,900	IT Holdings Corp	2,120,567
1,222,800	Itochu Corp	15,450,922
521	Japan Retail Fund Investment Corp (REIT)	1,027,016
467,000	Japan Tobacco Inc	15,797,301
415,500	JFE Holdings Inc	9,367,761
2,188,500	JX Holdings Inc	11,398,532
140,742	K’s Holdings Corp	4,609,609
154,300	Kao Corp	5,077,422
3,392,000	Kawasaki Kisen Kaisha Ltd	8,072,100
342,600	KDDI Corp	21,573,197
3,247,000	Kobe Steel Ltd *	5,590,271
42,186	Kohnan Shoji Co Ltd	437,911
692,500	Leopalace21 Corp *	3,941,594
1,270,000	Marubeni Corp	9,223,499
1,337,000	Mazda Motor Corp *	6,173,784
173,304	Medipal Holdings Corp	2,312,523
1,159,000	Mitsubishi Chemical Holdings Corp	5,396,878
854,100	Mitsubishi Corp	16,822,982
240,000	Mitsubishi Gas Chemical Co Inc	1,882,243
536,900	Mitsubishi UFJ Lease & Finance Co Ltd	3,214,340
788,000	Mitsui & Co Ltd	10,931,535
1,360,000	Mitsui Chemicals Inc	3,326,875
1,520,667	Mitsui Engineer & Shipbuilding Co Ltd	3,126,602
1,071,012	Mitsui Mining & Smelting Co Ltd	3,079,233
1,676,134	Mitsui OSK Lines Ltd	7,461,842
2,674,545	Mizuho Financial Group Inc	5,633,896
998,000	NEC Corp	2,206,647
155,400	Net One Systems Co Ltd	942,970
255,000	Nichirei Corp	1,350,499
948,600	Nippon Light Metal Co Ltd	1,243,036
152,832	Nippon Paper Industries Co Ltd	2,787,987
1,334,000	Nippon Steel Corp	4,332,558
329,400	Nippon Telegraph & Telephone Corp	16,563,162
1,829,000	Nippon Yusen Kabushiki Kaisha	5,675,371
316,141	Nipro Corp	2,871,083
183,000	Nisshinbo Holdings Inc	1,673,343
472,300	Nomura Holdings Inc	3,755,283
230,886	North Pacific Bank Ltd	884,909

Shares	Description	Value ($)
	Japan — continued
642,629	NTT Docomo Inc	10,326,464
18,500	Okinawa Electric Power Co	617,180
1,323	ORIX JREIT Inc (REIT)	1,648,110
2,652,800	Resona Holdings Inc	13,178,412
73,673	Ricoh Co Ltd	846,930
211,100	Round One Corp	1,665,126
35,800	Ryohin Keikaku Co Ltd	3,724,988
117,600	Sega Sammy Holdings Inc	3,097,138
92,000	Seino Holdings Co Ltd	1,052,547
19,200	Shimamura Co Ltd	1,971,968
407,000	Shinsei Bank Ltd	1,007,415
401,600	Showa Shell Sekiyu KK	4,465,395
3,299,600	Sojitz Corp	6,100,298
1,073,900	Sumitomo Corp	13,303,195
213,300	Sumitomo Electric Industries Ltd	3,329,969
320,000	Sumitomo Metal Mining Co Ltd	4,264,497
2,365,800	Sumitomo Mitsui Construction Co Ltd *	2,887,656
32,700	Sumitomo Mitsui Financial Group Inc	1,627,366
960,000	Sumitomo Mitsui Trust Holdings Inc	4,733,756
82,000	Sumitomo Realty & Development Co Ltd	3,896,223
38,152	Suzuken Co Ltd	1,297,439
252,695	Takeda Pharmaceutical Co Ltd	12,288,392
2,241,600	Tokyo Electric Power Co Inc (The) *	11,942,194
446,000	Tokyo Tatemono Co Ltd	4,417,243
180,000	TonenGeneral Sekiyu KK	1,740,900
993,000	Tosoh Corp	4,471,329
489,400	Toyota Motor Corp	30,568,822
268,100	Toyota Tsusho Corp	6,918,493
343,200	UNY Co Ltd	2,249,919
1,477,767	Yamada Denki Co Ltd	5,156,497

	Total Japan	463,503,031

	Malaysia — 0.1%
608,900	AMMB Holdings Berhad	1,398,658
1,022,992	CIMB Group Holdings Berhad	2,407,993
408,696	Hong Leong Bank Berhad	1,790,693
292,500	Tenaga Nasional Berhad	894,722

	Total Malaysia	6,492,066

	Mexico — 0.2%
830,000	America Movil SAB de CV	19,289,200
1,937,400	America Movil SAB de CV – Class L	2,246,946
310,800	Cemex SA de CV CPO *	342,672
105,200	Cemex SAB de CV Sponsored ADR *	1,149,836
11,800	Fomento Economico Mexicano SAB de CV	113,705
13,600	Fomento Economico Mexicano SAB de CV Sponsored ADR	1,291,320
527,100	Grupo Financiero Banorte SAB de CV – Class O	3,599,129
50,200	Grupo Mexico SAB de CV – Series B	149,076

	Total Mexico	28,181,884

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Netherlands — 0.3%
1,120,274	Aegon NV	9,946,786
58,982	Corbion NV	1,266,747
1,157,280	ING Groep NV *	15,013,183
469,361	Koninklijke BAM Groep NV	2,236,549
85,275	SNS REAAL NV * (b)	—
217,770	Unilever NV	8,553,080
258,600	VimpelCom Ltd Sponsored ADR	3,175,608

	Total Netherlands	40,191,953

	New Zealand — 0.1%
406,822	Chorus Ltd	504,744
318,166	Fletcher Building Ltd	2,361,635
2,033,117	Telecom Corp of New Zealand	3,804,019

	Total New Zealand	6,670,398

	Norway — 0.1%
376,026	DNB ASA	6,635,624
289,091	Golden Ocean Group Ltd	528,302
293,307	Statoil ASA	6,604,339
61,535	TGS Nopec Geophysical Co ASA	1,619,367

	Total Norway	15,387,632

	Peru — 0.0%
490,855	Companhia de Minas Buenaventura SA ADR	5,792,089

	Philippines — 0.0%
464,610	BDO Unibank Inc	826,872
45,350	GT Capital Holdings Inc	779,358
419,516	Metropolitan Bank & Trust	752,270
2,965	Philippine Long Distance Telephone Co	184,077
6,000	Philippine Long Distance Telephone Co Sponsored ADR	375,180
920,300	Puregold Price Club Inc	885,892

	Total Philippines	3,803,649

	Poland — 0.2%
1,503,980	Boryszew SA *	266,798
6,790	Jastrzebska Spolka Weglowa SA	144,754
506,719	KGHM Polska Miedz SA	19,357,752
311,076	PGE SA	1,879,964
9,617	Polski Koncern Naftowy Orlen SA	148,663
266,886	Synthos SA	465,000

	Total Poland	22,262,931

	Portugal — 0.1%
2,338,296	EDP-Energias de Portugal SA	8,842,079

	Russia — 1.3%
20,181	Bashneft OAO – Class S	1,162,238
43,670	Gazprom Neft JSC Sponsored ADR	983,953
5,332,555	Gazprom OAO Sponsored ADR	45,901,124

Shares	Description	Value ($)
	Russia — continued
570,449	Lukoil OAO Sponsored ADR	35,298,835
972	Magnit OJSC	268,644
42,171	Magnit OJSC GDR	2,777,924
20,930	MegaFon OAO GDR	674,658
209,729	MMC Norilsk Nickel OJSC ADR	3,152,074
275,100	Mobile Telesystems Sponsored ADR	5,799,108
14,357	NovaTek OAO GDR	1,884,511
1,744,753	Rosneft OJSC GDR (Registered)	12,495,919
1,953,325	Sberbank Sponsored ADR	24,263,565
91,790	Sistema JSFC Sponsored GDR (Registered)	2,513,990
1,041,379	Surgutneftegas Sponsored ADR	8,559,544
102,471	Tatneft Sponsored ADR	3,800,394
388,994,452	VTB Bank OJSC	543,036
3,082,200	VTB Bank OJSC GDR (Registered)	8,595,630

	Total Russia	158,675,147

	Singapore — 0.2%
2,076,085	Ezra Holdings Ltd *	2,172,302
14,884,000	Golden Agri-Resources Ltd	6,809,117
199,000	Ho Bee Land Ltd	324,652
6,099,000	Noble Group Ltd	5,363,898
435,000	Singapore Technologies Engineering Ltd	1,399,698
870,000	Swiber Holdings Ltd	439,496
3,239,644	Yangzijiang Shipbuilding Holdings Ltd	3,004,917

	Total Singapore	19,514,080

	South Africa — 0.3%
1,941,874	African Bank Investments Ltd	2,371,701
58,725	Barclays Africa Group Ltd	782,028
44,964	Bidvest Group Ltd	1,128,347
36,060	Exxaro Resources Ltd	495,458
102,331	FirstRand Ltd	338,767
21,207	Foschini Ltd	210,752
29,016	Gold Fields Ltd	116,462
81,414	Gold Fields Ltd Sponsored ADR	326,470
105,383	Growthpoint Properties Ltd	247,867
71,709	Investec Ltd	499,516
29,810	Kumba Iron Ore Ltd	1,160,999
606,401	MTN Group Ltd	11,767,380
129,043	Naspers Ltd – N Shares	12,278,942
8,490	Remgro Ltd	161,660
94,044	Sasol Ltd	4,642,950
1,647	Sasol Ltd Sponsored ADR	81,592
250,412	Telkom South Africa Ltd *	656,999
233,193	Vodacom Group Ltd	2,780,976
76,007	Wilson Bayly Holmes-Ovcon Ltd	1,153,872

	Total South Africa	41,202,738

	South Korea — 1.9%
148,850	BS Financial Group Inc	2,290,144

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
3,462	CJ Corp	340,082
29,400	CJ EM Corp *	859,778
1,360	CJ O Shopping Co Ltd	503,656
25,957	Daelim Industrial Co Ltd	2,462,713
15,470	Daewoo Securities Co Ltd	134,280
38,870	DGB Financial Group Inc	624,088
50,890	Dongbu Insurance Co Ltd	2,579,550
54,940	GS Engineering & Construction Corp	1,570,047
66,508	GS Holdings	3,554,189
266,941	Hana Financial Group Inc	10,000,337
44,420	Hankook Tire WorldwideCo Ltd	1,002,153
51,750	Hanwha Corp	1,936,764
23,473	Hyundai Engineering & Construction	1,393,804
21,952	Hyundai Heavy Industries Co Ltd	5,627,042
63,570	Hyundai Marine & Fire Insurance Co Ltd	1,920,279
3,553	Hyundai Mipo Dockyard	605,129
46,185	Hyundai Mobis	13,395,766
69,638	Hyundai Motor Co	16,570,751
62,760	Hyundai Securities Co Ltd	349,501
3,474	Hyundai Wia Corp	623,096
293,530	Industrial Bank of Korea	3,175,180
217,870	KB Financial Group Inc	8,173,405
2,900	KB Financial Group Inc ADR	108,112
273,623	Kia Motors Corp	15,606,258
13,935	Kolon Industries Inc	713,942
8,121	Korea Zinc Co Ltd	2,210,643
277,030	KT Corp	8,818,453
30,900	KT Corp Sponsored ADR	484,203
13,971	KT&G Corp	1,035,951
9,161	LG Chem Ltd	2,513,235
7,165	LG Corp	423,153
34,990	LG Fashion Corp	1,135,270
30,650	LG International Corp	846,408
245,550	LG Uplus Corp *	2,433,182
56,680	LIG Insurance Co Ltd	1,705,912
8,286	Lotte Chemical Corp	1,713,403
4,459	Lotte Shopping Co Ltd	1,650,770
5,871	Mando Corp	787,519
86,120	Meritz Fire & Marine Insurance Co Ltd	1,203,560
9,471	Mirae Asset Securities Co Ltd	316,362
16,185	POSCO	5,009,388
24,200	POSCO ADR	1,875,258
7,928	S-Oil Corp	567,477
22,060	Samsung Card Co	794,087
3,919	Samsung Electro Mechanics Co Ltd	302,670
35,095	Samsung Electronics Co Ltd	49,520,553
2,634	Samsung Electronics Co Ltd GDR (Registered Shares)	1,860,779
50,040	Samsung Engineering Co Ltd	2,971,689
6,635	Samsung Fire & Marine Insurance Co Ltd	1,632,184
65,240	Samsung Heavy Industries Co Ltd	2,414,698
7,852	Samsung SDI Co Ltd	1,300,205

Shares	Description	Value ($)
	South Korea — continued
11,570	Seah Besteel Corp	295,852
212,860	Shinhan Financial Group Co Ltd	8,942,653
2,972	Shinsegae Co Ltd	719,521
15,676	SK Chemicals Co Ltd	787,367
3,656	SK Gas Co Ltd	248,720
16,999	SK Holdings Co Ltd	3,001,838
66,140	SK Innovation Co Ltd	8,990,724
47,382	SK Telecom Co Ltd	10,133,130
108,900	SK Telecom Co Ltd ADR	2,600,532
49,022	Sungwoo Hitech Co Ltd	800,820
520,440	Woori Finance Holdings Co Ltd	6,211,370
26,560	Woori Investment & Securities Co Ltd	265,648

	Total South Korea	234,645,233

	Spain — 1.7%
2,471,619	Banco Bilbao Vizcaya Argentaria SA	29,444,767
7,920,433	Banco Santander SA	70,390,878
544,421	Gas Natural SDG SA	13,546,768
2,982,159	Iberdrola SA	18,983,943
323,068	Indra Sistemas SA	4,920,164
805,146	Repsol YPF SA	21,106,971
3,101,851	Telefonica SA	51,109,812

	Total Spain	209,503,303

	Sri Lanka — 0.0%
1,065,600	Anilana Hotels & Properties Ltd *	60,135

	Sweden — 0.2%
80,450	Alliance Oil Company Ltd *	728,532
182,886	Investor AB	5,965,938
193,489	Nordea Bank AB	2,497,616
278,503	Skandinaviska Enskilda Banken AB – Class A	3,374,913
17,063	Svenska Handelsbanken AB – A Shares	792,306
166,880	Swedbank AB – Class A	4,256,040
526,840	TeliaSonera AB	4,296,953

	Total Sweden	21,912,298

	Switzerland — 0.6%
31,016	Compagnie Financiere Richemont SA – Class A	3,142,559
101,493	Credit Suisse Group AG (Registered)	3,028,778
138,309	Nestle SA (Registered)	10,088,995
355,914	Novartis AG (Registered)	28,136,999
107,176	Roche Holding AG (Non Voting)	29,892,403

	Total Switzerland	74,289,734

	Taiwan — 1.2%
2,514,000	Acer Inc *	1,362,055
1,293,000	Advanced Semiconductor Engineering Inc	1,283,256
243,000	Advantech Co Ltd	1,500,720

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
1,172,000	Asustek Computer Inc	10,332,628
658,000	Career Technology MFG Co Ltd	614,172
1,104,000	Catcher Technology Co Ltd	6,712,075
863,000	China Petrochemical Development Corp	408,153
442,000	Chipbond Technology Corp	925,450
149,000	Chong Hong Construction Co Ltd	487,852
2,131,470	Chunghwa Telecom Co Ltd	6,681,495
500	Chunghwa Telecom Co Ltd ADR	15,560
7,004,000	Compal Electronics Inc	5,293,220
1,193,000	Coretronic Corp	1,075,945
490,000	Delta Electronics Inc	2,613,913
3,216,600	E.Sun Financial Holding Co Ltd	2,155,738
500,000	Elan Microelectronics Corp	735,975
796,000	Far EasTone Telecommunications Co Ltd	1,706,903
310,062	Flexium Interconnect Inc	999,545
847,000	Foxconn Technology Co Ltd	2,007,358
508,000	Highwealth Construction Corp	1,122,117
7,220,000	Hon Hai Precision Industry Co Ltd	19,012,996
1,526,000	HTC Corp	7,784,559
360,540	ILI Technology Corp	653,851
52,000	Integrated Memory Logic Ltd	112,287
131,000	Kinsus Interconnect Technology Corp	451,766
8,000	Largan Precision Co Ltd	284,136
1,028,537	Lite-On Technology Corp	1,667,691
291,000	Makalot Industrial Co Ltd	1,631,590
304,000	MediaTek Inc	4,467,947
2,547,000	Mega Financial Holding Co Ltd	2,137,306
61,000	Mstar Semiconductor Inc	682,535
364,000	Novatek Microelectronics Corp Ltd	1,466,456
1,327,000	Pegatron Corp	1,649,273
182,000	Phison Electronics Corp	1,114,694
454,000	Pou Chen Corp	590,103
1,712,000	Powertech Technology Inc	2,644,312
1,917,000	Quanta Computer Inc	4,265,609
982,020	Radiant Opto-Electronics Corp	3,499,145
478,330	Realtek Semiconductor Corp	1,159,035
72,132	Silicon Motion Technology Corp ADR	1,076,931
584,000	Siliconware Precision Industries Co	691,635
315,000	Simplo Technology Co Ltd	1,397,836
865,000	Synnex Technology International Corp	1,297,876
3,580,927	Taishin Financial Holding Co Ltd	1,764,296
761,000	Taiwan Mobile Co Ltd	2,493,581
578,044	Taiwan PCB Techvest Co Ltd	650,345
841,600	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	14,921,568
741,000	Taiwan Semiconductor Manufacturing Co Ltd	2,621,564
626,085	TPK Holding Co Ltd	3,500,684
789,000	Tripod Technology Corp	1,358,361
1,608,000	Unimicron Technology Corp	1,191,396
886,000	United Microelectronics Corp	367,742
3,622,522	Wistron Corp	3,250,743

Shares	Description	Value ($)
	Taiwan — continued
1,057,000	WPG Holdings Co Ltd	1,202,795
570,000	Yungtay Engineering Co Ltd	1,771,309

	Total Taiwan	142,868,083

	Thailand — 0.3%
597,400	Advanced Info Service Pcl (Foreign Registered)	4,236,702
995,500	Bangchak Petroleum Pcl (Foreign Registered)	1,030,261
508,260	Bangkok Dusit Medical Service Pcl (Foreign Registered)	2,079,599
3,875,300	Banpu Pcl (Foreign Registered)	3,709,338
424,650	Electricity Generating Pcl (Foreign Registered)	1,697,822
1,169,600	Esso Thailand Pcl (Foreign Registered)	243,887
657,000	Glow Energy Pcl (Foreign Registered)	1,384,268
888,300	PTT Exploration & Production Pcl (Foreign Registered)	4,425,213
319,400	PTT Global Chemical Pcl (Foreign Registered)	757,984
1,077,800	PTT Pcl (Foreign Registered)	9,898,902
543,500	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (c)	829,533
454,700	Ratchaburi Electricity Generating Holding Pcl NVDR	718,289
2,159,500	Sansiri Pcl (Foreign Registered)	135,112
437,300	Shin Corp Pcl	1,053,568
128,700	Shin Corp Pcl (Foreign Registered) (c)	311,078
1,603,500	Thai Oil Pcl (Foreign Registered)	3,144,091
3,241,700	Thai Tap Water Supply Pcl (Foreign Registered)	1,028,865
609,000	Thanachart Capital Pcl (Foreign Registered)	621,421

	Total Thailand	37,305,933

	Turkey — 0.5%
1,223,687	Akbank TAS	4,467,536
1,642,350	Asya Katilim Bankasi AS *	1,613,847
871,502	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,043,097
818,211	Emlak Konut Gayrimenkul Yatirim	1,070,086
26,360	Gubre Fabrikalari TAS *	209,475
237,287	Haci Omer Sabanci Holding AS	1,080,118
418,299	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	969,796
212,948	KOC Holding AS	1,003,441
33,175	Koza Altin Isletmeleri AS	528,341
1,162,862	Koza Anadolu Metal Madencilik Isletmeleri AS *	2,390,613
122,543	Pegasus Hava Tasimaciligi AS *	2,556,785
418,118	Tekfen Holding AS	982,233
61,450	Tupras-Turkiye Petrol Rafineriler AS	1,392,858

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Turkey — continued
833,826	Turk Telekomunikasyon AS	2,698,387
911,696	Turkcell Iletisim Hizmetleri AS *	5,537,564
11,300	Turkcell Iletisim Hizmetleri AS ADR *	173,116
1,972,890	Turkiye Garanti Bankasi AS	7,429,649
2,832,477	Turkiye IS Bankasi – Class C	7,266,201
283,763	Turkiye Sise ve Cam Fabrikalari AS	384,192
1,330,901	Turkiye Vakiflar Bankasi TAO – Class D	3,006,546
836,273	Turkiye Halk Bankasi AS	6,389,800
1,666,336	Yapi ve Kredi Bankasi AS	3,543,272

	Total Turkey	55,736,953

	United Kingdom — 5.3%
57,433	Admiral Group Plc	1,167,099
203,800	Amlin Plc	1,498,974
234,389	Ashtead Group Plc	2,663,490
1,264,933	AstraZeneca Plc	72,556,022
988,741	Aviva Plc	6,946,392
2,350,002	BAE Systems Plc	16,423,450
1,057,433	Balfour Beatty Plc	4,625,389
7,241,225	Barclays Plc	32,099,124
545,156	Barratt Developments Plc	2,931,253
378,791	BG Group Plc	7,728,202
509,284	BHP Billiton Plc	15,455,179
10,870,504	BP Plc	85,515,125
153,056	British American Tobacco Plc	8,145,100
1,413,897	BT Group Plc	8,634,994
97,582	Bunzl Plc	2,214,562
86,767	Cape Plc	390,744
186,086	Catlin Group Ltd	1,675,015
487,994	Cobham Plc	2,108,652
404,373	Darty Plc	577,406
870,032	Debenhams Plc	1,375,796
3,645,119	Dixons Retail Plc *	3,057,859
298,935	Drax Group Plc	3,380,646
29,173	Eurasia Drilling Co Ltd GDR	1,269,980
243,985	Evraz Plc *	425,035
1,921,805	FirstGroup Plc	3,590,621
1,585,900	GlaxoSmithKline Plc	41,967,342
63,056	Globaltrans Investment Plc Sponsored GDR	955,756
1,054,167	Home Retail Group Plc	3,289,566
184,208	Imperial Tobacco Group Plc	6,999,103
298,428	Inchcape Plc	2,902,485
68,063	InterContinental Hotels Group Plc	2,116,403
256,807	Intermediate Capital Group Plc	1,782,842
40,569	JD Wetherspoon Plc	473,118
107,830	Lancashire Holdings Ltd	1,388,758
1,530,515	Legal & General Group Plc	5,349,513
12,690,399	Lloyds Banking Group Plc *	16,044,792
3,646,325	Man Group Plc	5,276,443
402,022	Marks & Spencer Group Plc	3,199,708
78,232	Micro Focus International Plc	1,045,162

Shares	Description	Value ($)
	United Kingdom — continued
193,452	National Express Group Plc	841,492
55,858	Next Plc	5,024,533
429,342	Prudential Plc	9,159,399
141,152	Punch Taverns Plc *	25,708
68,139	Reckitt Benckiser Group Plc	5,468,227
674,670	Rio Tinto Plc	35,839,800
237,939	Rolls-Royce Holdings Plc	4,802,018
1,064,196	Royal Bank of Scotland Group Plc *	5,685,267
1,846,161	Royal Dutch Shell Plc A Shares (London)	61,749,947
1,157,398	Royal Dutch Shell Plc B Shares (London)	40,547,472
229,852	Scottish & Southern Energy Plc	4,985,944
225,240	Spirit Pub Co Plc	266,643
432,105	Standard Life Assurance Plc	2,480,176
2,347,448	Tesco Plc	13,357,624
2,339,679	Thomas Cook Group Plc *	6,641,673
672,455	TUI Travel Plc	4,036,868
17,433,489	Vodafone Group Plc	64,652,075
575,633	William Hill Plc	3,627,245
307,552	WPP Plc	6,789,927

	Total United Kingdom	655,229,138

	United States — 18.1%
352,200	3M Co.	47,022,222
1,032,500	Abbott Laboratories	39,431,175
91,100	Accenture Plc – Class A	7,057,517
104,000	Adobe Systems, Inc. *	5,905,120
36,300	Allergan, Inc.	3,522,915
211,900	Amgen, Inc.	24,173,552
77,000	Apple, Inc.	42,817,390
42,800	Automatic Data Processing, Inc.	3,424,856
179,600	Baxter International, Inc.	12,293,620
106,100	Becton, Dickinson and Co.	11,521,399
71,200	Bed Bath & Beyond, Inc. *	5,555,736
575,300	Bristol-Myers Squibb Co.	29,558,914
825,500	Chevron Corp.	101,074,220
49,000	Church & Dwight Co., Inc.	3,197,250
2,941,500	Cisco Systems, Inc.	62,506,875
2,583,400	Coca-Cola Co. (The)	103,826,846
43,100	Cognizant Technology Solutions Corp. – Class A *	4,046,659
615,800	Colgate-Palmolive Co.	40,525,798
26,200	Copa Holdings SA – Class A	3,967,204
112,800	Costco Wholesale Corp.	14,148,504
52,200	Covidien Plc	3,563,172
81,000	CTC Media, Inc.	1,024,650
9,700	Cummins, Inc.	1,283,892
202,800	CVS Caremark Corp.	13,579,488
115,000	Danaher Corp.	8,602,000
212,800	eBay, Inc. *	10,750,656
381,700	Eli Lilly & Co.	19,168,974
582,700	EMC Corp.	13,897,395

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	United States — continued
182,200	Emerson Electric Co.	12,205,578
892,200	Express Scripts Holding Co. *	60,089,670
540,300	Exxon Mobil Corp.	50,507,244
177,600	General Mills, Inc.	8,956,368
40,200	Genuine Parts Co.	3,330,168
234,700	Gilead Sciences, Inc. *	17,557,907
122,900	Google, Inc. – Class A *	130,223,611
871,100	Hewlett-Packard Co.	23,824,585
93,800	Home Depot, Inc. (The)	7,566,846
14,200	Humana, Inc.	1,476,658
103,200	Illinois Tool Works, Inc.	8,212,656
522,100	International Business Machines Corp.	93,810,928
106,700	Intuit, Inc.	7,920,341
1,364,500	Johnson & Johnson	129,163,570
105,100	Kimberly-Clark Corp.	11,472,716
65,500	Laboratory Corp. of America Holdings *	6,671,175
204,500	Lorillard, Inc.	10,496,985
15,000	Mastercard, Inc. – Class A	11,412,150
29,100	Mattel, Inc.	1,346,457
371,100	McDonald’s Corp.	36,134,007
35,400	McKesson Corp.	5,872,506
660,600	Medtronic, Inc.	37,865,592
556,600	Merck & Co., Inc.	27,735,378
3,517,000	Microsoft Corp.	134,103,210
35,600	Monsanto Co.	4,034,548
259,400	Nike, Inc. – Class B	20,528,916
3,170,000	Oracle Corp.	111,869,300
29,500	Paychex, Inc.	1,290,035
789,900	PepsiCo, Inc.	66,714,954
2,185,400	Pfizer, Inc.	69,342,742
1,021,000	Philip Morris International, Inc.	87,336,340
15,200	Precision Castparts Corp.	3,928,440
1,246,800	Procter & Gamble Co. (The)	105,005,496
551,800	Qualcomm, Inc.	40,601,444
83,800	Quest Diagnostics, Inc.	5,106,772
151,500	Southern Copper Corp.	3,802,650
165,300	Stryker Corp.	12,301,626
335,400	Sysco Corp.	11,279,502
277,000	Target Corp.	17,708,610
71,200	Texas Instruments, Inc.	3,061,600
58,100	TJX Cos, Inc. (The)	3,653,328
156,200	United Technologies Corp.	17,316,332
461,900	UnitedHealth Group, Inc.	34,402,312
6,000	VF Corp.	1,407,480
37,800	Visa, Inc. – Class A	7,690,788
938,500	Wal-Mart Stores, Inc.	76,027,885
229,100	Walgreen Co.	13,562,720
69,600	WellPoint, Inc.	6,464,448
12,900	WW Grainger, Inc.	3,327,168
18,000	Yum! Brands, Inc.	1,398,240

Shares	Description	Value ($)
	United States — continued
150,500	Zimmer Holdings, Inc.	13,757,205

	Total United States	2,218,325,186

	TOTAL COMMON STOCKS (COST $5,085,026,775)	5,570,721,249

	PREFERRED STOCKS (a) — 1.2%

	Brazil — 0.9%
203,800	AES Tiete SA	1,752,640
475,390	Banco Bradesco SA	6,308,416
411,610	Banco Bradesco SA ADR	5,462,065
232,800	Banco do Estado do Rio Grande do Sul SA – Class B	1,355,284
253,850	Bradespar SA	2,761,153
42,300	Braskem SA – Class A	376,628
35,600	Companhia de Transmissao de Energia Eletrica Paulista	441,933
538,100	Companhia Energetica de Minas Gerais	4,521,597
341,000	Companhia Energetica de Minas Gerais Sponsored ADR	2,847,350
104,900	Companhia Energetica de Sao Paulo – Class B	1,054,793
52,400	Companhia Paranaense de Energia ADR	707,400
81,400	Companhia Paranaense de Energia – Class B	1,094,114
595,800	Eletropaulo Metropolitana SA	2,412,683
443,600	Gerdau SA	3,418,004
215,100	Gerdau SA ADR	1,664,874
155,800	Gol Linhas Aereas Inteligentes SA	660,921
653,260	Itau Unibanco Holding SA	9,216,836
573,060	Itau Unibanco Holding SA ADR	8,062,954
2,497,370	Itausa-Investimentos Itau SA	9,942,015
216,900	Klabin SA	1,123,449
263,000	Metalurgica Gerdau SA	2,555,584
1,518,600	Oi SA	2,320,706
442,000	Petroleo Brasileiro SA (Petrobras)	3,617,585
164,200	Telefonica Brasil SA	3,156,638
213,000	Telefonica Brasil SA ADR	4,144,980
71,600	Tim Participacoes SA ADR	1,774,248
373,200	Usinas Siderrurgicas de Minas Gerais SA	1,988,930
1,816,700	Vale SA	25,499,590
253,300	Vale SA Sponsored ADR	3,553,799

	Total Brazil	113,797,169

	Germany — 0.1%
92,234	Porsche Automobil Holding SE	9,364,512
18,154	Volkswagen AG	4,809,511

	Total Germany	14,174,023

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)		Description	Value ($)
		Russia — 0.1%
	1,062,224	Sberbank	2,719,460
	9,902,648	Surgutneftegaz OJSC	7,046,368
	635	Transneft	1,270,000

		Total Russia	11,035,828

		South Korea — 0.1%
	18,563	Hyundai Motor Co	2,156,841
	19,478	Hyundai Motor Co	2,336,770
	3,248	Samsung Electronics Co Ltd (Non-Voting)	3,077,166

		Total South Korea	7,570,777

		United Kingdom — 0.0%
	18,005,132	Rolls-Royce Holdings Plc C Shares *	29,471

		TOTAL PREFERRED STOCKS (COST $147,308,501)	146,607,268

		RIGHTS/WARRANTS (a) — 0.0%

		Brazil — 0.0%
	6,647	Klabin SA Rights, Expires 12/27/13 *	45,526

		South Africa — 0.0%
	1,631,174	African Bank Investments Ltd Rights, Expires 12/06/13 *	719,565

		TOTAL RIGHTS/WARRANTS (COST $1,188,151)	765,091

		INVESTMENT FUNDS (a) — 0.5%

		Thailand — 0.0%
	1,566,440	BTS Rail Mass Transit Growth Infrastructure Fund	460,514

		United States — 0.5%
	1,601,069	iShares MSCI Emerging Markets ETF	67,805,272

		TOTAL INVESTMENT FUNDS (COST $67,613,046)	68,265,786

		DEBT OBLIGATIONS (a) — 11.2%

		Canada — 0.0%
		Asset-Backed Securities — 0.0%
CAD	2,559,488	Master Asset Vehicle II, Series 09-2, Class A1, 0.78%, due 07/15/56	2,192,952
CAD	1,938,400	Master Asset Vehicle II, Series 09-2, Class A2, 0.78%, due 07/15/56	1,624,307
CAD	352,000	Master Asset Vehicle II, Series 09-2, Class B, Zero Coupon, due 07/15/56	288,334
CAD	150,000	Master Asset Vehicle II, Series 09-2, Class C, Zero Coupon, due 07/15/56	112,984

		Total Asset-Backed Securities	4,218,577

Shares / Par Value ($)	Description	Value ($)
	United States — 11.2%
	Bank Loans — 0.0%
380,447	Caesars Entertainment Corp. Term Loan B1, 3.24%, due 01/28/15	378,545
779,253	Caesars Entertainment Corp. Term Loan B3, 3.24%, due 01/28/15	771,460

	Total Bank Loans	1,150,005

	CMBS Collateralized Debt Obligations — 0.0%
1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.04%, due 11/23/52	1,599

	Insured Other — 0.0%
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	503,750

	U.S. Government — 11.2%
27,864,960	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (d)	32,734,808
313,888,778	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (d)	368,132,525
21,541,890	U.S. Treasury Inflation Indexed Note, 2.00%, due 01/15/14 (d)	21,508,242
654,728,721	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (d)	640,713,598
33,190,500	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (d)	33,296,809
259,343,382	U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21 (d)	277,315,100

	Total U.S. Government	1,373,701,082

	TOTAL DEBT OBLIGATIONS (COST $1,393,183,030)	1,379,575,013

	MUTUAL FUNDS — 32.3%

	United States — 32.3%
	Affiliated Issuers — 32.3%
71,388,868	GMO Alpha Only Fund, Class IV	1,716,902,283
36,483,112	GMO Alternative Asset Opportunity Fund	1,139,002,697
24,459,606	GMO Debt Opportunities Fund, Class VI	675,329,724
43,091,105	GMO Emerging Country Debt Fund, Class IV	428,756,492

	TOTAL MUTUAL FUNDS (COST $3,941,539,764)	3,959,991,196

	SHORT-TERM INVESTMENTS (a) — 10.0%

	Money Market Funds — 1.9%
230,209,180	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (e)	230,209,180

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	U.S. Government — 8.1%
86,000,000	U.S. Treasury Bill, 0.04%, due 02/06/14 (f) (g)	85,993,722
150,000,000	U.S. Treasury Bill, 0.08%, due 04/03/14 (f) (g)	149,958,000
107,000,000	U.S. Treasury Bill, 0.11%, due 05/29/14 (f) (g)	106,944,467
377,700,000	U.S. Treasury Bill, 0.05%, due 02/13/14 (f)	377,663,741
190,000,000	U.S. Treasury Bill, 0.08%, due 03/06/14 (f)	189,960,290
90,000,000	U.S. Treasury Bill, 0.09%, due 09/18/14 (f) (g)	89,934,750

	Total U.S. Government	1,000,454,970

	TOTAL SHORT-TERM INVESTMENTS (COST $1,230,595,903)	1,230,664,150

	TOTAL INVESTMENTS — 100.6% (Cost $11,866,455,170)	12,356,589,753
	Other Assets and Liabilities (net) — (0.6%)	(79,362,549)

	TOTAL NET ASSETS — 100.0%	$12,277,227,204

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts (a)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/23/2013	GS	AUD	90,273,000	USD	85,338,227	$3,201,113
12/23/2013	JPM	AUD	10,834,000	USD	9,821,357	(36,225)
01/09/2014	BCLY	CAD	25,887,000	USD	24,718,319	367,870
12/10/2013	BCLY	CHF	30,184,239	USD	33,133,970	(167,833)
12/10/2013	GS	CHF	26,432,304	USD	29,006,707	(155,644)
12/10/2013	MSCI	CHF	16,307,972	USD	17,900,319	(92,013)
01/21/2014	MSCI	DKK	32,152,000	USD	5,840,424	(18,306)
12/18/2013	BCLY	EUR	406,398,660	USD	550,968,852	(1,119,795)
12/18/2013	GS	EUR	312,225,026	USD	424,861,039	706,365
01/16/2014	BCLY	GBP	125,264,741	USD	200,019,827	(4,947,981)
01/16/2014	GS	GBP	63,731,184	USD	101,373,052	(2,908,815)
01/16/2014	JPM	GBP	79,327,133	USD	127,223,748	(2,577,411)
01/16/2014	MSCI	GBP	124,626,795	USD	198,366,124	(5,557,826)
01/23/2014	BCLY	JPY	26,108,673,841	USD	259,235,069	4,232,991
01/23/2014	MSCI	JPY	20,400,022,876	USD	203,172,857	3,926,879
01/21/2014	DB	NOK	48,451,348	USD	7,922,453	34,639
01/21/2014	GS	NOK	44,440,652	USD	7,259,280	24,402
01/14/2014	DB	NZD	7,991,264	USD	6,684,724	202,358
01/14/2014	JPM	NZD	160,000	USD	129,980	191
01/21/2014	MSCI	SEK	143,715,000	USD	21,771,996	(126,762)
01/28/2014	GS	SGD	3,676,000	USD	2,927,500	(1,589)
01/28/2014	JPM	SGD	20,681,000	USD	16,515,957	37,042
12/13/2013	BCLY	TWD	1,668,620,855	USD	56,429,518	23,936
12/10/2013	MSCI	USD	6,194,884	CHF	5,610,000	(5,458)
12/13/2013	BOA	USD	28,321,692	TWD	834,555,293	(110,624)
12/13/2013	DB	USD	28,311,798	TWD	834,065,562	(117,284)

						$(5,185,780)

Written Options (a)

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put	3,830	12/20/2013	Euro STOXX 50, Strike 3,050	$2,749,251	$(1,252,498)
Put	3	12/20/2013	FTSE 100, Strike 6,650	2,525	(3,216)
Put	443	12/20/2013	FTSE 100, Strike 6,675	586,991	(618,961)
Put	28	12/20/2013	FTSE 100, Strike 6,700	60,268	(46,189)
Put	46	12/30/2013	Hang Seng, Strike 23,000	88,995	(34,935)
Put	261	12/30/2013	Hang Seng, Strike 23,800	505,712	(611,451)
Put	400	12/13/2013	Nikkei 225, Strike 14,250	1,644,272	(33,290)
Put	178	12/13/2013	Nikkei 225, Strike 15,125	584,065	(108,827)
Put	113	12/13/2013	Nikkei 225, Strike 15,500	216,128	(166,048)
Put	34	12/21/2013	S&P 500, Strike 1,750	92,024	(20,400)
Put	64	12/21/2013	S&P 500, Strike 1,780	108,581	(66,240)
Put	1,076	12/21/2013	S&P 500, Strike 1,790	2,570,395	(1,441,840)
Put	37	12/20/2013	S&P TSX 60, Strike 770	1,487	(2,682)
Put	1,197	12/20/2013	S&P TSX 60, Strike 775	96,887	(114,955)
Put	715	12/19/2013	SPI 200, Strike 5,300	421,438	(286,180)
Put	60	12/19/2013	SPI 200, Strike 5,325	21,681	(28,520)
Put	66	12/19/2013	SPI 200, Strike 5,400	52,759	(57,411)

				$9,803,459	$(4,893,643)

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered – Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

NVDR - Non-Voting Depository Receipt

OJSC – Open Joint-Stock Company

REIT - Real Estate Investment Trust

The rates shown on variable interest rate notes are the current interest rates at November 30, 2013, which are subject to change based on the terms of the security.

*	Non-income producing security.

(a)	All or a portion of this security or derivative is owned by GMO Implementation Fund, which is a 100% owned subsidiary of GMO Benchmark-Free Allocation Fund.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(d)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(e)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

(f)	The rate shown represents yield-to-maturity.

(g)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

TWD - Taiwan Dollar

USD - United States Dollar

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
8,424,496	GMO Alpha Only Fund, Class IV	202,609,118
5,979,331	GMO Alternative Asset Opportunity Fund	186,674,702
21,828,939	GMO Asset Allocation Bond Fund, Class VI	533,499,267
36,003,332	GMO Currency Hedged International Equity Fund, Class III	991,531,767
6,077,309	GMO Debt Opportunities Fund, Class VI	167,794,508
18,485,509	GMO Emerging Country Debt Fund, Class IV	183,930,813
44,588,282	GMO Emerging Markets Fund, Class VI	498,942,875
39,053,387	GMO Quality Fund, Class VI	1,059,908,934
23,853,594	GMO Risk Premium Fund, Class VI	257,380,279
930,632	GMO Special Situations Fund, Class VI	24,289,508
5,350,790	GMO Strategic Fixed Income Fund, Class VI	86,682,800
2,463,303	GMO U.S. Treasury Fund	61,582,581

	TOTAL MUTUAL FUNDS (COST $3,881,313,507)	4,254,827,152

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
88,598	State Street Eurodollar Time Deposit, 0.01%, due 12/02/2013	88,598

	TOTAL SHORT-TERM INVESTMENTS (COST $88,598)	88,598

	TOTAL INVESTMENTS — 100.0% (Cost $3,881,402,105)	4,254,915,750
	Other Assets and Liabilities (net) — 0.00%	114,977

	TOTAL NET ASSETS — 100.0%	$4,255,030,727

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.8%

	Affiliated Issuers — 99.8%
20,706,447	GMO Alpha Only Fund, Class IV	497,990,050
9,015,215	GMO Alternative Asset Opportunity Fund	281,455,025
21,517,509	GMO Asset Allocation Bond Fund, Class VI	525,887,914
10,139,311	GMO Currency Hedged International Equity Fund, Class III	279,236,618
5,528,356	GMO Debt Opportunities Fund, Class VI	152,637,906
2,613,301	GMO Domestic Bond Fund, Class VI	38,938,184
18,635,522	GMO Emerging Country Debt Fund, Class IV	185,423,445
41,447,470	GMO Emerging Markets Fund, Class VI	463,797,188
45,488,067	GMO International Intrinsic Value Fund, Class IV	1,162,674,982
11,907,298	GMO Risk Premium Fund, Class VI	128,479,748
1,010,533	GMO Special Situations Fund, Class VI	26,374,903
15,368,407	GMO Strategic Fixed Income Fund, Class VI	248,968,190
101,536,986	GMO U.S. Flexible Equities Fund, Class VI	1,209,305,504
3,703,996	GMO U.S. Treasury Fund	92,599,896

	TOTAL MUTUAL FUNDS (COST $4,872,763,976)	5,293,769,553

	DEBT OBLIGATIONS — 0.2%

	Asset-Backed Securities — 0.2%

	Airlines — 0.0%
397,020	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.65%, due 05/15/24	174,689

	Business Loans — 0.0%
50,967	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.53%, due 04/25/34	46,635
197,163	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.56%, due 01/25/36	163,645
186,972	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.41%, due 07/25/37	148,642
642,872	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.47%, due 12/25/37	618,764
213,059	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.17%, due 05/28/39	101,736
213,059	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.47%, due 05/28/39	85,756
247,928	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.17%, due 02/28/40	177,269
131,984	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 02/25/30	121,447

Par Value ($)	Description	Value ($)
	Business Loans — continued
107,882	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 09/25/30	98,173
7,013	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.02%, due 10/25/37	6,989

	Total Business Loans	1,569,056

	CMBS — 0.0%
311,809	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.30%, due 12/15/20	307,132

	CMBS Collateralized Debt Obligations — 0.0%
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.04%, due 11/23/52	500
462,330	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.50%, due 05/25/46	439,213
47,836	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 02/26/34	41,782

	Total CMBS Collateralized Debt Obligations	481,495

	Insured Business Loans — 0.0%
125,125	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.61%, due 10/25/30	93,844

	Insured Other — 0.0%
432,032	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.37%, due 09/15/41	412,658
437,187	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.37%, due 12/15/41	419,990
22,291	TIB Card Receivables Fund, Series 2005-B, 144A, FGIC, 3 mo. LIBOR + .25%, 0.49%, due 01/05/14	20,229
100,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	32,680
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	181,350

	Total Insured Other	1,066,907

	Insured Residential Asset-Backed Securities (United States) ¿ — 0.0%
46,820	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.59%, due 07/25/34	43,894
56,960	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.55%, due 12/25/33	53,827
15,359	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.50%, due 03/25/34	14,822

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	Insured Residential Asset-Backed Securities (United States) ¿ — continued
133,507	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.39%, due 11/25/35	127,499

	Total Insured Residential Asset-Backed Securities (United States)	240,042

	Insured Residential Mortgage-Backed Securities (United States) ¿ — 0.0%
10,679	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.51%, due 10/25/34	9,338
25,870	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.50%, due 01/25/35	21,537
190,337	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.32%, due 06/15/37	139,898
120,298	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.40%, due 10/25/34	104,996
3,340	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.63%, due 07/25/29	3,261
6,970	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.73%, due 08/15/30	5,785
8,145	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.61%, due 06/25/34	7,473
2,464	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.46%, due 12/25/32	2,260

	Total Insured Residential Mortgage-Backed Securities (United States)	294,548

	Residential Asset-Backed Securities (United States) ¿ — 0.2%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.56%, due 01/25/35	35,492
64,656	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.45%, due 02/25/36	24,569
78,562	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.35%, due 03/25/36	74,634
609,159	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.35%, due 10/25/36	313,717
130,749	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 05/25/36	90,217
19,514	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.26%, due 06/25/36	10,537
301,157	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 04/25/36	270,288

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿ — continued
91,667	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.49%, due 09/25/35	39,417
232,339	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.37%, due 06/25/36	88,289
297,344	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.51%, due 06/25/36	111,504
121,360	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.26%, due 01/25/37	67,355
97,882	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.24%, due 11/25/36	36,706
354,062	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.57%, due 05/25/37	21,686
76,972	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.21%, due 05/25/34	73,869
1,249,869	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 07/25/36	545,646
226,087	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.28%, due 09/25/36	89,870
308,773	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.36%, due 03/25/36	148,211
234,015	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 06/25/36	86,037
93,898	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.28%, due 11/25/36	66,630
277,924	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.37%, due 11/25/36	119,619
46,159	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.49%, due 02/25/37	26,805
1,077,052	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.37%, due 02/25/37	978,394
204,795	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.33%, due 06/25/36	201,519
2,247	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.71%, due 04/25/33	2,193
351,838	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 12/25/36	161,845
741,291	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.31%, due 02/25/37	709,489

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿ — continued
17,528	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.47%, due 04/25/34	13,174
299,938	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.33%, due 04/25/36	225,703
102,177	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.36%, due 05/25/36	9,898
46,771	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.27%, due 08/25/36	19,556
545,691	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.33%, due 08/25/36	218,276
66,639	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.46%, due 01/20/35	65,098
195,416	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.33%, due 01/20/36	190,775
825,250	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.29%, due 12/25/36	404,702
419,147	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.32%, due 03/25/36	270,350
338,359	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 06/25/36	181,022
661,773	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 08/25/36	239,893
422,409	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.33%, due 10/25/36	236,549
173,589	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.49%, due 03/25/36	35,586
49,732	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.97%, due 08/25/34	46,522
264,878	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 11/25/36	109,416
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.71%, due 03/25/35	6,658
608	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.43%, due 10/25/35	607
457,482	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 06/25/37	268,908
95,883	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.37%, due 01/25/36	93,822

Shares / Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿ — continued
16,731	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.75%, due 11/25/35	16,496
451,882	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.57%, due 06/25/37	239,498

	Total Residential Asset-Backed Securities (United States)	7,287,047

	Residential Mortgage-Backed Securities (United States) — 0.0%
16,204	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.47%, due 08/25/35	13,490

	Student Loans — 0.0%
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.49%, due 01/25/24	682,500

	Time Share — 0.0%
39,861	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.17%, due 02/20/20	40,185

	Total Asset-Backed Securities	12,250,935

	U.S. Government Agency — 0.0%
7,488	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.46%, due 05/01/14 (a)	7,455

	TOTAL DEBT OBLIGATIONS (COST $11,813,931)	12,258,390

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
299,941	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (b)	299,941

	TOTAL SHORT-TERM INVESTMENTS (COST $299,941)	299,941

	TOTAL INVESTMENTS — 100.0%
	(Cost $4,884,877,848)	5,306,327,884
	Other Assets and Liabilities (net) — (0.0%)	(7,530)

	TOTAL NET ASSETS — 100.0%	$5,306,320,354

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

¿	These securities are primarily backed by subprime mortgages.

The rates shown on variable rate notes are the current interest rates at November 30, 2013, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
8,332,128	GMO Currency Hedged International Equity Fund, Class III	229,466,810
33,466,749	GMO Emerging Markets Fund, Class VI	374,492,923
40,775,774	GMO International Intrinsic Value Fund, Class IV	1,042,228,773
5,804,575	GMO U.S. Core Equity Fund, Class VI	99,896,737
93,621,506	GMO U.S. Flexible Equities Fund, Class VI	1,115,032,133

	TOTAL MUTUAL FUNDS (COST $2,509,726,096)	2,861,117,376

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
75,665	State Street Eurodollar Time Deposit, 0.01%, due 12/02/2013	75,665

	TOTAL SHORT-TERM INVESTMENTS (COST $75,665)	75,665

	TOTAL INVESTMENTS — 100.0% (Cost $2,509,801,761)	2,861,193,041
	Other Assets and Liabilities (net) — (0.0%)	(58,056)

	TOTAL NET ASSETS — 100.0%	$2,861,134,985

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
37,107,966	GMO Emerging Markets Fund, Class VI	415,238,140
55,179,097	GMO International Intrinsic Value Fund, Class IV	1,410,377,713

	TOTAL MUTUAL FUNDS (COST $1,597,512,255)	1,825,615,853

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
43,371	State Street Eurodollar Time Deposit, 0.01%, due 12/02/2013	43,371

	TOTAL SHORT-TERM INVESTMENTS (COST $43,371)	43,371

	TOTAL INVESTMENTS — 100.0% (Cost $1,597,555,626)	1,825,659,224
	Other Assets and Liabilities (net) — (0.0%)	(49,843)

	TOTAL NET ASSETS — 100.0%	$1,825,609,381

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,970,175	GMO Emerging Markets Fund, Class VI	22,046,254
43,053,548	GMO International Intrinsic Value Fund, Class IV	1,100,448,674

	TOTAL MUTUAL FUNDS (COST $950,386,836)	1,122,494,928

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
53,336	State Street Eurodollar Time Deposit, 0.01%, due 12/02/2013	53,336

	TOTAL SHORT-TERM INVESTMENTS (COST $53,336)	53,336

	TOTAL INVESTMENTS — 100.0% (Cost $950,440,172)	1,122,548,264
	Other Assets and Liabilities (net) — (0.0%)	(39,882)

	TOTAL NET ASSETS — 100.0%	$1,122,508,382

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 22.2%

		Asset-Backed Securities — 17.5%
		Residential Asset-Backed Securities (Canada) ¿ — 17.5%
CAD	10,237,953	Master Asset Vehicle II, Series 09-2, Class A1, 0.78%, due 07/15/56	8,771,808
CAD	7,753,600	Master Asset Vehicle II, Series 09-2, Class A2, 0.78%, due 07/15/56	6,497,226
CAD	1,408,000	Master Asset Vehicle II, Series 09-2, Class B, Zero Coupon, due 07/15/56	1,153,338
CAD	600,000	Master Asset Vehicle II, Series 09-2, Class C, Zero Coupon, due 07/15/56	451,935

		Residential Asset-Backed Securities (Canada)	16,874,307

		Total Asset-Backed Securities	16,874,307

		Convertible Debt — 4.7%
		Bank Loans — 4.7%
USD	1,521,789	Caesars Entertainment Corp. Term Loan B1, 3.24%, due 01/28/15	1,514,181
USD	3,117,009	Caesars Entertainment Corp. Term Loan B3, 3.24%, due 01/28/15	3,085,839

		Total Bank Loans	4,600,020

		TOTAL DEBT OBLIGATIONS (COST $21,171,084)	21,474,327

		MUTUAL FUNDS — 67.4%

		Affiliated Issuers — 67.4%
	2,600,427	GMO U.S. Treasury Fund	65,010,663

		TOTAL MUTUAL FUNDS (COST $65,016,033)	65,010,663

		SHORT-TERM INVESTMENTS — 10.5%

		Money Market Funds — 10.5%
	10,120,632	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	10,120,632

		TOTAL SHORT-TERM INVESTMENTS (COST $10,120,632)	10,120,632

		TOTAL INVESTMENTS — 100.1% (Cost $96,307,749)	96,605,622
		Other Assets and Liabilities (net) — (0.1%)	(101,128)

		TOTAL NET ASSETS — 100.0%	$96,504,494

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

Currency Abbreviations:

CAD - Canadian Dollar

USD - United States Dollar

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.8%

	Affiliated Issuers — 99.8%
11,007,401	GMO Asset Allocation Bond Fund, Class VI	269,020,883
5,796,629	GMO Currency Hedged International Equity Fund, Class III	159,639,158
2,864,655	GMO Debt Opportunities Fund, Class VI	79,093,125
685,664	GMO Domestic Bond Fund, Class VI	10,216,395
10,068,480	GMO Emerging Country Debt Fund, Class IV	100,181,379
4,326,745	GMO Emerging Markets Fund, Class VI	48,416,277
30,679,033	GMO International Intrinsic Value Fund, Class IV	784,156,075
7,810,906	GMO Risk Premium Fund, Class VI	84,279,677
1,252,927	GMO Strategic Fixed Income Fund, Class VI	20,297,421
70,478,810	GMO U.S. Flexible Equities Fund, Class VI	839,402,630

	TOTAL MUTUAL FUNDS (COST $2,060,711,012)	2,394,703,020

	DEBT OBLIGATIONS — 0.2%

	Asset-Backed Securities — 0.2%

	Business Loans — 0.1%
591,488	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.56%, due 01/25/36	490,934
568,158	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.47%, due 05/28/39	228,684
366,799	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 09/25/30	333,787

	Total Business Loans	1,053,405

	CMBS — 0.0%
170,072	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.30%, due 12/15/20	167,526

	Insured Residential Asset-Backed Securities (United States) ¿ — 0.0%
41,079	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.39%, due 11/25/35	39,231

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
285,505	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.32%, due 06/15/37	209,846

	Residential Asset-Backed Securities (United States) ¿ — 0.1%
377,550	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.37%, due 06/25/36	143,469
228,392	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.24%, due 11/25/36	85,647

Par Value ($) / Shares	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿ — continued
135,652	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.28%, due 09/25/36	53,922
171,541	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.36%, due 03/25/36	82,339
990,504	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.37%, due 02/25/37	899,773
6,741	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.71%, due 04/25/33	6,580
1,186,065	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.31%, due 02/25/37	1,135,183
907,775	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.29%, due 12/25/36	445,173
239,513	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.32%, due 03/25/36	154,486

	Total Residential Asset-Backed Securities (United States)	3,006,572

	Total Asset-Backed Securities	4,476,580

	TOTAL DEBT OBLIGATIONS (COST $4,179,572)	4,476,580

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
252,777	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	252,777

	TOTAL SHORT-TERM INVESTMENTS (COST $252,777)	252,777

	TOTAL INVESTMENTS — 100.0%
	(Cost $2,065,143,361)	2,399,432,377
	Other Assets and Liabilities (net) — (0.0%)	(97,634)

	TOTAL NET ASSETS — 100.0%	$2,399,334,743

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

¿	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%
1,159,208	GMO U.S. Core Equity Fund, Class VI	19,949,973
1,764,314	GMO U.S. Flexible Equities Fund, Class VI	21,012,980
100,644	GMO U.S. Small/Mid Cap Fund, Class III	1,059,786

	TOTAL MUTUAL FUNDS (COST $31,773,658)	42,022,739

	SHORT-TERM INVESTMENTS — 0.1%

	Time Deposits — 0.1%
22,439	State Street Eurodollar Time Deposit, 0.01%, due 12/02/2013	22,439

	TOTAL SHORT-TERM INVESTMENTS (COST $22,439)	22,439

	TOTAL INVESTMENTS — 100.0% (Cost $31,796,097)	42,045,178
	Other Assets and Liabilities (net) — (0.0%)	(20,329)

	TOTAL NET ASSETS — 100.0%	$42,024,849

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
4,604,626	GMO Currency Hedged International Equity Fund, Class III	126,811,392
2,659,255	GMO Emerging Markets Fund, Class VI	29,757,066
25,515,223	GMO International Intrinsic Value Fund, Class IV	652,169,108
4,695,429	GMO U.S. Core Equity Fund, Class VI	80,808,334
58,854,671	GMO U.S. Flexible Equities Fund, Class VI	700,959,136

	TOTAL MUTUAL FUNDS (COST $1,290,974,130)	1,590,505,036

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
29,571	State Street Eurodollar Time Deposit, 0.01%, due 12/02/2013	29,571

	TOTAL SHORT-TERM INVESTMENTS (COST $29,571)	29,571

	TOTAL INVESTMENTS — 100.0% (Cost $1,291,003,701)	1,590,534,607
	Other Assets and Liabilities (net) — (0.0%)	(43,047)

	TOTAL NET ASSETS — 100.0%	$1,590,491,560

As of November 30, 2013, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Alpha Only Fund	2,820,249,976	313,844,818	(3,709,391)	310,135,427
Consolidated Alternative Asset Opportunity Fund	1,552,187,940	16,758,353	(9,104,011)	7,654,342
Consolidated Benchmark-Free Allocation Fund	11,902,630,946	560,350,354	(106,391,547)	453,958,807
Benchmark-Free Fund	3,882,482,183	433,689,500	(61,255,933)	372,433,567
Global Asset Allocation Fund	4,968,678,995	373,355,128	(35,706,239)	337,648,889
Global Equity Allocation Fund	2,535,233,021	348,010,408	(22,050,388)	325,960,020
International Equity Allocation Fund	1,687,120,326	142,478,043	(3,939,145)	138,538,898
International Opportunities Equity Allocation Fund	1,071,070,726	51,477,538	—	51,477,538
Special Situations Fund	96,307,749	319,009	(21,136)	297,873
Strategic Opportunities Allocation Fund	2,091,298,544	311,680,582	(3,546,749)	308,133,833
U.S. Equity Allocation Fund	32,858,296	9,186,882	—	9,186,882
World Opportunities Equity Allocation Fund	1,340,478,481	250,056,126	—	250,056,126

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended November 30, 2013 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
Alpha Only Fund
GMO International Growth Equity Fund, Class IV	$472,693,875	$147,295,984	$552,774,106	$14,275,886	$13,749,899	$—	$95,937,880
GMO International Intrinsic Value Fund, Class IV	1,100,163,857	315,504,304	606,550,300	9,370,205	—	—	999,750,563
GMO U.S. Core Equity Fund, Class VI	523,090,853	142,802,403	278,240,250	2,099,603	—	—	479,764,504
GMO U.S. Flexible Equities Fund, Class VI	965,757,640	284,282,002	498,416,800	2,636,312	14,312,890	—	880,669,472
GMO U.S. Treasury Fund	116,540,642	475,057,802	591,630,416	54,255	4,543	—	—

Totals	$3,178,246,867	$1,364,942,495	$2,527,611,872	$28,436,261	$28,067,332	$—	$2,456,122,419

Consolidated Alternative Asset Opportunity Fund
GMO Short-Duration Collateral Fund	$3,084,979	$—	$—	$18,320	$—	$559,599	$2,681,559
GMO U.S. Treasury Fund	616,498,947	650,610,072	750,000,000	521,048	89,024	—	517,088,237

Totals	$619,583,926	$650,610,072	$750,000,000	$539,368	$89,024	$559,599	$519,769,796

Consolidated Benchmark-Free Allocation Fund
GMO Alpha Only Fund, Class IV	$1,129,748,983	$1,198,634,438	$597,138,071	$1,798,053	$—	$—	$1,716,902,283
GMO Alternative Asset Opportunity Fund	489,287,387	1,000,468,021	375,736,351	—	—	—	1,139,002,697
GMO Debt Opportunities Fund, Class VI	267,402,815	399,571,180	—	1,138,143	1,933,037	—	675,329,724
GMO Emerging Country Debt Fund, Class IV	127,099,623	307,167,477	—	2,317,477	—	—	428,756,492
GMO Flexible Equities Fund, Class VI	141,469,403	40,752,276	156,726,110	26,361,353	14,390,923	—	—

Totals	$2,155,008,211	$2,946,593,392	$1,129,600,532	$31,615,026	$16,323,960	$—	$3,959,991,196

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
Benchmark-Free Fund
GMO Alpha Only Fund, Class IV	$457,131,993	$14,004,968	$265,027,455	$490,199	$—	$—	$202,609,118
GMO Alternative Asset Opportunity Fund	188,187,832	120,691,865	130,423,645	—	—	—	186,674,702
GMO Asset Allocation Bond Fund, Class VI	—	537,743,814	—	—	—	—	533,499,267
GMO Currency Hedged International Equity Fund, Class III	927,521,659	142,994,501	204,778,282	33,725,683	19,533,311	—	991,531,767
GMO Debt Opportunities Fund, Class VI	162,220,146	2,297,718	—	455,999	774,475	—	167,794,508
GMO Emerging Country Debt Fund, Class IV	102,994,675	83,425,974	—	1,226,822	—	—	183,930,813
GMO Emerging Markets Fund, Class VI	490,803,797	64,390,925	38,714,061	903,638	—	—	498,942,875
GMO Flexible Equities Fund, Class VI	128,814,066	37,441,517	142,809,211	24,077,440	13,364,077	—	—
GMO Quality Fund, Class VI	918,524,954	45,878,746	35,636,302	2,725,804	13,530,827	—	1,059,908,934
GMO Risk Premium Fund, Class VI	243,009,116	8,042,737	—	—	5,509,709	—	257,380,279
GMO Special Situations Fund, Class VI	175,541,690	1,068,495	155,325,193	—	—	—	24,289,508
GMO Strategic Fixed Income Fund, Class VI	146,772,924	3,999,900	60,828,960	2,495,947	—	—	86,682,800
GMO U.S Treasury Fund	—	61,582,581	—	1,980	—		61,582,581

Totals	$3,941,522,852	$1,123,563,741	$1,033,543,109	$66,103,512	$52,712,399	$—	$4,254,827,152

Global Asset Allocation Fund
GMO Alpha Only Fund, Class IV	$729,162,436	$89,889,248	315,208,230	$805,237	$—	$—	$497,990,050
GMO Alternative Asset Opportunity Fund	269,060,669	97,327,864	93,517,484	—	—	—	281,455,025
GMO Asset Allocation Bond Fund, Class VI	—	530,020,905	—	—	—	—	525,887,914
GMO Currency Hedged International Equity Fund, Class III	248,043,903	60,279,608	65,749,457	9,743,426	5,643,218	—	279,236,618
GMO Debt Opportunities Fund, Class VI	119,450,615	31,848,204	1,149,341	344,559	585,203	—	152,637,906
GMO Domestic Bond Fund, Class VI	45,628,493	—	393,235	150,651	—	8,172,590	38,938,184
GMO Emerging Country Debt Fund, Class IV	121,041,373	69,400,514	1,174,961	1,480,235	—	—	185,423,445
GMO Emerging Markets Fund, Class VI	455,385,222	49,938,354	22,674,035	839,729	—	—	463,797,188
GMO Flexible Equities Fund, Class VI	100,158,243	20,730,509	110,295,463	14,009,503	6,721,006	—	—
GMO International Core Equity Fund, Class VI	622,763,298	8,011,823	664,351,334	8,011,823	—	—	—
GMO International Growth Equity Fund, Class IV	28,498,947	96,658,291	125,021,550	2,526,250	1,774,081	—	—
GMO International Intrinsic Value Fund, Class IV	358,974,608	689,412,581	46,230,056	6,672,630	—	—	1,162,674,982
GMO Risk Premium Fund, Class VI	117,555,180	7,806,663	—	—	2,750,351	—	128,479,748
GMO Special Purpose Holding Fund	3,289	—	9,196	—	—	258,692	—
GMO Special Situations Fund, Class VI	165,745,642	8,937,584	151,232,708	—	—	—	26,374,903
GMO Strategic Fixed Income Fund, Class VI	296,449,409	17,756,487	60,563,098	5,075,116	—	—	248,968,190
GMO U.S. Flexible Equities Fund, Class VI	1,064,789,143	127,064,819	135,790,065	2,598,343	14,106,752	—	1,209,305,504

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
Global Asset Allocation Fund (continued)
GMO U.S. Treasury Fund	$—	$92,849,896	$250,000	$2,983	$—	$—	$92,599,896

Totals	$4,742,710,470	$1,997,933,350	$1,793,610,213	$52,260,485	$31,580,611	$8,431,282	$5,293,769,553

Global Equity Allocation Fund
GMO Currency Hedged International Equity Fund, Class III	$155,882,479	$63,863,659	$16,670,581	$7,285,304	$4,219,518	$—	$229,466,810
GMO Emerging Markets Fund, Class VI	325,125,624	84,719,203	21,265,533	665,452	—	—	374,492,923
GMO Flexible Equities Fund, Class VI	35,579,121	8,117,238	39,543,454	5,740,617	2,376,621	—	—
GMO International Core Equity Fund, Class VI	469,254,168	6,685,414	503,036,148	6,672,155	—	—	—
GMO International Growth Equity Fund, Class IV	30,002,710	203,900,417	234,381,615	6,790,128	5,682,743	—	—
GMO International Intrinsic Value Fund, Class IV	278,726,153	677,821,889	37,406,030	4,960,280	—	—	1,042,228,773
GMO Special Purpose Holding Fund	154	—	429	—	—	12,079	—
GMO SPV I, LLC	30	—	120	—	—	3,953	—
GMO U.S. Core Equity Fund, Class VI	77,632,724	13,888,854	7,288,118	299,957	—	—	99,896,737
GMO U.S. Flexible Equities Fund, Class VI	848,494,082	220,373,299	88,947,643	2,326,767	12,632,331	—	1,115,032,133

Totals	$2,220,697,245	$1,279,369,973	$948,539,671	$34,740,660	$24,911,213	$16,032	$2,861,117,376

International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$357,138,077	$107,045,451	$36,336,277	$733,604	$—	$—	$415,238,140
GMO Flexible Equities Fund, Class VI	45,162,963	4,760,850	49,780,452	3,638,721	1,122,129	—	—
GMO International Growth Equity Fund, Class IV	285,931,562	95,934,111	401,505,031	11,592,423	9,749,344	—	—
GMO International Intrinsic Value Fund, Class IV	696,941,748	605,035,680	74,458,594	6,182,003	—	—	1,410,377,713

Totals	$1,385,174,350	$812,776,092	$562,080,354	$22,146,751	$10,871,473	$—	$1,825,615,853

International Opportunities Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$19,089,766	$4,168,272	$361,559	$40,120	$—	$—	$22,046,254
GMO Flexible Equities Fund, Class VI	43,798,347	7,601,111	48,890,511	4,801,054	2,800,058	—	—
GMO International Growth Equity Fund, Class IV	278,348,071	30,680,768	326,700,137	9,670,859	7,341,199	—	—
GMO International Intrinsic Value Fund, Class IV	625,555,137	346,156,357	19,012,429	4,766,103	—	—	1,100,448,674

Totals	$966,791,321	$388,606,508	$394,964,636	$19,278,136	$10,141,257	$—	$1,122,494,928

Special Situations Fund
GMO U.S. Treasury Fund	$642,686,692	$101,203,444	$679,134,000	$201,508	$1,936	$—	$65,010,663

Totals	$642,686,692	$101,203,444	$679,134,000	$201,508	$1,936	$—	$65,010,663

Strategic Opportunities Allocation Fund
GMO Alpha Only Fund, Class IV	$62,597,522	$42,122,449	$103,922,161	$104,151	$—	$—	$—
GMO Asset Allocation Bond Fund, Class VI	—	272,092,785	—	—	—	—	269,020,883
GMO Currency Hedged International Equity Fund, Class III	142,477,873	35,950,032	38,962,656	6,089,610	3,526,993	—	159,639,158

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Return of Capital*	Value, end of period
Strategic Opportunities Allocation Fund (continued)
GMO Debt Opportunities Fund, Class VI	$78,618,929	$4,668,363	$5,695,611	$216,552	$367,795	$—	$79,093,125
GMO Domestic Bond Fund, Class VI	11,861,988	—	—	39,387	—	2,136,705	10,216,395
GMO Emerging Country Debt Fund, Class IV	62,062,358	43,154,693	3,309,482	734,775	—	—	100,181,379
GMO Emerging Markets Fund, Class VI	45,375,997	4,780,448	—	85,472	—	—	48,416,277
GMO Flexible Equities Fund, Class VI	84,933,948	24,424,761	94,747,650	15,384,398	9,040,363	—	—
GMO International Growth Equity Fund, Class IV	174,154,916	4,231,492	189,731,193	2,359,204	1,872,288	—	—
GMO International Intrinsic Value Fund, Class IV	508,373,819	205,679,149	55,218,563	4,464,189	—	—	784,156,075
GMO Risk Premium Fund, Class VI	75,746,033	6,527,926	—	—	1,699,790		84,279,677
GMO Special Situations Fund, Class VI	63,120,913	18,464,993	82,654,044	—	—	—	—
GMO Strategic Fixed Income Fund, Class VI	114,412,850	1,922,436	93,494,496	1,922,436	—	—	20,297,421
GMO U.S. Flexible Equities Fund, Class VI	736,384,617	44,215,692	45,228,528	1,759,298	9,551,460	—	839,402,630

Totals	$2,160,121,763	$708,235,219	$712,964,384	$33,159,472	$26,058,689	$2,136,705	$2,394,703,020

U.S. Equity Allocation Fund
GMO U.S. Core Equity Fund, Class VI	$38,283,951	$491,391	$22,846,944	$62,915	$—	$—	$19,949,973
GMO U.S. Flexible Equities Fund, Class VI	40,220,813	813,826	23,362,775	44,872	243,613	—	21,012,980
GMO U.S. Small/Mid Cap Fund, Class III	1,979,369	205,673	1,243,861	16,256	166,841	—	1,059,786

Totals	$80,484,133	$1,510,890	$47,453,580	$124,043	$410,454	$—	$42,022,739

World Opportunities Equity Allocation Fund
GMO Currency Hedged International Equity Fund, Class III	$105,584,819	$30,035,781	$23,516,612	$4,370,439	$2,531,279	$—	$126,811,392
GMO Emerging Markets Fund, Class VI	30,728,573	437,353	152,553	54,164	—	—	29,757,066
GMO Flexible Equities Fund, Class VI	30,425,117	5,115,792	34,133,287	3,480,608	1,635,184	—	—
GMO International Growth Equity Fund, Class IV	153,982,276	6,901,504	169,483,591	3,767,853	3,133,651	—	—
GMO International Intrinsic Value Fund, Class IV	474,047,552	117,650,726	40,089,966	3,571,642	—	—	652,169,108
GMO U.S. Core Equity Fund, Class VI	74,987,226	638,400	8,410,205	263,400	—	—	80,808,334
GMO U.S. Flexible Equities Fund, Class VI	662,034,180	16,802,327	68,681,636	1,580,668	8,581,659	—	700,959,136

Totals	$1,531,789,743	$177,581,883	$344,467,850	$17,088,774	$15,881,773	$—	$1,590,505,036

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2013 through November 30, 2013. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2014.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Basis of presentation and principles of consolidation: Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund

Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund include the accounts of their wholly-owned investments in Alternative Asset SPC Ltd. and Implementation Fund (each a “wholly owned subsidiary”), respectively, and the accompanying schedules of investments have been consolidated for those accounts. The consolidated schedules of investments include 100% of the assets and liabilities of each wholly-owned subsidiary.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2013, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2013. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below and as described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Funds and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. See the table below for information about securities for which no alternative pricing source was available. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that the Funds calculate their net asset value on any business day, the Funds will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service and presented in the table below on a net basis, which will tend to understate the Funds’ exposure, or valued using prices for which no alternative pricing source was available. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2013 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
Alpha Only Fund	—	33%	—
Consolidated Alternative Asset Opportunity Fund	< 1%	< 1%	< 1%
Consolidated Benchmark-Free Allocation Fund	< 1%	32%	< 1%
Benchmark-Free Fund	< 1%	35%	< 1%
Global Asset Allocation Fund	< 1%	37%	< 1%
Global Equity Allocation Fund	< 1%	54%	—
International Equity Allocation Fund	< 1%	93%	—
International Opportunities Equity Allocation Fund	< 1%	96%	—
Strategic Opportunities Allocation Fund	< 1%	40%	< 1%
U.S. Equity Allocation Fund	—	1%	—
World Opportunities Equity Allocation Fund	1%	49%	—

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2013, Special Situations Fund held material Level 3 investments in asset-backed securities and loans. The Fund values these investments using unadjusted prices supplied by a third party pricing source (e.g., broker quotes) as described in the Portfolio Valuation note. Other than as described in this paragraph, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund
Asset Valuation Inputs
Mutual Funds
United States	$2,456,122,419	$—	$—	$2,456,122,419

TOTAL MUTUAL FUNDS	2,456,122,419	—	—	2,456,122,419

Investment Funds
United States	62,254,885	—	—	62,254,885

TOTAL INVESTMENT FUNDS	62,254,885	—	—	62,254,885

Short-Term Investments	612,008,099	—	—	612,008,099

Total Investments	3,130,385,403	—	—	3,130,385,403

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	3,549,133	—	3,549,133
Futures Contracts
Equity Risk	—	13,674	—	13,674
Swap Contracts
Equity Risk	—	139,257	—	139,257

Total	$3,130,385,403	$3,702,064	$—	$3,134,087,467

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,015,929)	$—	$(3,015,929)
Futures Contracts
Equity Risk	(104,086,860)	(7,175,004)	—	(111,261,864)
Swap Contracts
Equity Risk	—	(9,895,682)	—	(9,895,682)

Total	$(104,086,860)	$(20,086,615)	$—	$(124,173,475)

Consolidated Alternative Asset Opportunity Fund
Asset Valuation Inputs
Mutual Funds	$519,769,796	$—	$—	$519,769,796
Short-Term Investments	978,075,966	61,996,520	—	1,040,072,486

Total Investments	1,497,845,762	61,996,520	—	1,559,842,282

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	22,330,245	—	22,330,245
Futures Contracts
Physical Commodity Contract Risk	9,910,163	—	—	9,910,163
Equity Risk	1,539,671	12,449,899	—	13,989,570

Total	$1,509,295,596	$96,776,664	$—	$1,606,072,260

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,622,234)	$—	$(3,622,234)
Futures Contracts
Physical Commodity Contract Risk	(2,004,594)	—	—	(2,004,594)
Equity Risk	(280,827)	(8,754,859)	—	(9,035,686)
Interest Rate Risk	(4,616,768)	—	—	(4,616,768)

Total	$(6,902,189)	$(12,377,093)	$—	$(19,279,282)

Description	Level 1	Level 2	Level 3		Total
Consolidated Benchmark-Free Allocation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$91,521,314	$—		$91,521,314
Austria	—	10,403,278	—		10,403,278
Belgium	—	17,858,837	—		17,858,837
Brazil	30,986,121	76,094,947	—		107,081,068
Canada	20,278,084	—	—		20,278,084
Chile	—	534,964	—		534,964
Czech Republic	—	12,590,944	—		12,590,944
Denmark	—	6,062,549	—		6,062,549
Egypt	—	7,706,481	—		7,706,481
Finland	—	28,684,205	—		28,684,205
France	—	344,929,016	—		344,929,016
Germany	—	148,836,292	—		148,836,292
Greece	—	2,835,402	—		2,835,402
Hong Kong	—	45,080,705	—		45,080,705
Hungary	—	2,575,028	—		2,575,028
India	6,718,642	37,059,603	597,992		44,376,237
Indonesia	1,289,862	28,134,692	—		29,424,554
Ireland	—	3,075,577	—		3,075,577
Israel	—	9,872,306	—		9,872,306
Italy	—	166,598,735	—		166,598,735
Japan	—	463,503,031	—		463,503,031
Malaysia	—	6,492,066	—		6,492,066
Mexico	28,181,884	—	—		28,181,884
Netherlands	3,175,608	37,016,345	0	**	40,191,953
New Zealand	—	6,670,398	—		6,670,398
Norway	—	15,387,632	—		15,387,632
Peru	5,792,089	—	—		5,792,089
Philippines	375,180	3,428,469	—		3,803,649
Poland	—	22,262,931	—		22,262,931
Portugal	—	8,842,079	—		8,842,079
Russia	5,799,108	152,876,039	—		158,675,147
Singapore	—	19,514,080	—		19,514,080
South Africa	408,062	40,794,676	—		41,202,738
South Korea	5,068,105	229,577,128	—		234,645,233
Spain	—	209,503,303	—		209,503,303
Sri Lanka	—	60,135	—		60,135
Sweden	—	21,912,298	—		21,912,298
Switzerland	—	74,289,734	—		74,289,734
Taiwan	16,014,059	126,854,024	—		142,868,083
Thailand	—	37,305,933	—		37,305,933
Turkey	173,116	55,563,837	—		55,736,953
United Kingdom	—	655,229,138	—		655,229,138
United States	2,218,325,186	—	—		2,218,325,186

TOTAL COMMON STOCKS	2,342,585,106	3,227,538,151	597,992		5,570,721,249

Preferred Stocks
Brazil	28,217,670	85,579,499	—		113,797,169
Germany	—	14,174,023	—		14,174,023
Russia	—	11,035,828	—		11,035,828
South Korea	—	7,570,777	—		7,570,777
United Kingdom	—	—	29,471		29,471

TOTAL PREFERRED STOCKS	28,217,670	118,360,127	29,471		146,607,268

Rights/warrants
Brazil	—	45,526	—		45,526
South Africa	—	719,565	—		719,565

TOTAL RIGHTS/WARRANTS	—	765,091	—		765,091

Investment Funds
Thailand	—	460,514	—		460,514
United States	67,805,272	—	—		67,805,272

TOTAL INVESTMENT FUNDS	67,805,272	460,514	—		68,265,786

Description	Level 1	Level 2	Level 3	Total
Consolidated Benchmark-Free Allocation Fund (continued)
Asset Valuation Inputs (continued)
Debt Obligations
Canada	$—	$—	$4,218,577	$4,218,577
United States	—	1,373,701,082	1,655,354	1,375,356,436

TOTAL DEBT OBLIGATIONS	—	1,373,701,082	5,873,931	1,379,575,013

Mutual Funds
United States	3,959,991,196	—	—	3,959,991,196

TOTAL MUTUAL FUNDS	3,959,991,196	—	—	3,959,991,196

Short-Term Investments	1,230,664,150	—	—	1,230,664,150

Total Investments	7,629,263,394	4,720,824,965	6,501,394	12,356,589,753

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	12,757,786	—	12,757,786

Total	$7,629,263,394	$4,733,582,751	$6,501,394	$12,369,347,539

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(17,943,566)	$—	$(17,943,566)
Written Options
Equity Risk	(1,646,117)	(3,247,526)	—	(4,893,643)

Total	$(1,646,117)	$(21,191,092)	$—	$(22,837,209)

Benchmark – Free Fund
Asset Valuation Inputs
Mutual Funds	$4,254,827,152	$—	$—	$4,254,827,152
Short-Term Investments	88,598	—	—	88,598

Total Investments	4,254,915,750	—	—	4,254,915,750

Total	$4,254,915,750	$—	$—	$4,254,915,750

Global Asset Allocation Fund
Asset Valuation Inputs
Mutual Funds	$5,293,769,553	$—	$—	$5,293,769,553
Debt Obligations
Asset-Backed Securities	—	174,689	12,076,246	12,250,935
U.S. Government Agency	—	—	7,455	7,455

TOTAL DEBT OBLIGATIONS	—	174,689	12,083,701	12,258,390

Short-Term Investments	299,941	—	—	299,941

Total Investments	5,294,069,494	174,689	12,083,701	5,306,327,884

Total	$5,294,069,494	$174,689	$12,083,701	$5,306,327,884

Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,861,117,376	$—	$—	$2,861,117,376
Short-Term Investments	75,665	—	—	75,665

Total Investments	2,861,193,041	—	—	2,861,193,041

Total	$2,861,193,041	$—	$—	$2,861,193,041

International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,825,615,853	$—	$—	$1,825,615,853
Short-Term Investments	43,371	—	—	43,371

Total Investments	1,825,659,224	—	—	1,825,659,224

Total	$1,825,659,224	$—	$—	$1,825,659,224

Description	Level 1	Level 2	Level 3	Total
International Opportunities Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,122,494,928	$—	$—	$1,122,494,928
Short-Term Investments	53,336	—	—	53,336

Total Investments	1,122,548,264	—	—	1,122,548,264

Total	$1,122,548,264	$—	$—	$1,122,548,264

Special Situations Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$—	$16,874,307	$16,874,307
Bank Loans	—	—	4,600,020	4,600,020

TOTAL DEBT OBLIGATIONS	—	—	21,474,327	21,474,327

Mutual Funds	65,010,663	—	—	65,010,663

Short-Term Investments	10,120,632	—	—	10,120,632

Total Investments	75,131,295	—	21,474,327	96,605,622

Total	$75,131,295	$—	$21,474,327	$96,605,622

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,394,703,020	$—	$—	$2,394,703,020
Debt Obligations
Asset-Backed Securities	—	—	4,476,580	4,476,580

TOTAL DEBT OBLIGATIONS	—	—	4,476,580	4,476,580

Short-Term Investments	252,777	—	—	252,777

Total Investments	2,394,955,797	—	4,476,580	2,399,432,377

Total	$2,394,955,797	$—	$4,476,580	$2,399,432,377

U.S. Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$42,022,739	$—	$—	$42,022,739
Short-Term Investments	22,439	—	—	22,439

Total Investments	42,045,178	—	—	42,045,178

Total	$42,045,178	$—	$—	$42,045,178

World Opportunities Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,590,505,036	$—	$—	$1,590,505,036
Short-Term Investments	29,571	—	—	29,571

Total Investments	1,590,534,607	—	—	1,590,534,607

Total	$1,590,534,607	$—	$—	$1,590,534,607

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at November 30, 2013.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds, for the period ended November 30, 2013, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28 2013	Purchases	Sales		Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3 *	Transfer out of Level 3 *		Balances as of November 30, 2013		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2013
Consolidated Benchmark-Free Allocation Fund
Common Stocks
India	$1,107,369	$2,412,367	$(590,397)		$—	$(124,571)	$(79,628)	$—	$(2,127,148	)**	$597,992		$103,564
Netherlands	93,629	—	—		—	—	(93,629)	—	—		0	***	—
Thailand	1,300,860	1,803,086	(1,884,496)		—	326,303	(405,142)	—	(1,140,611	)**	—		—
United Kingdom	—	19,615	(19,615)		—	—	—	—	—		—		—
Preferred Stocks
United Kingdom	—	29,228	—		—	—	243	—	—		29,471		243
Debt Obligations
Asset-Backed Securities
Canada	4,156,599	—	(106)		12,192	10	49,882	—	—		4,218,577		49,882
United States	397,099	—	—		26,791	—	81,459	—	—		505,349		81,459
Bank Loans
United States	4,983,209	—	(3,800,838)		8,738	17,045	(58,149)	—	—		1,150,005		(21,072)

Total	$12,038,765	$4,264,296	$(6,295,452)		$47,721	$218,787	$(504,964)	$—	$(3,267,759)		$6,501,394		$214,076

Global Asset Allocation Fund
Debt Obligations
Asset-Backed Securities	$21,136,349	$24	$(10,356,201)		$275,004	$1,375,594	$(354,524)	$—	$—		$12,076,246		$316,001
U.S. Government Agency	22,304	—	(14,976)		115	110	(98)	—	—		$7,455		(98)

Total	$21,158,653	$24	$(10,371,177	)#	$275,119	$1,375,704	$(354,622)	$—	$—		$12,083,701		$315,903

Special Situations Fund
Debt Obligations
Asset-Backed Securities	$17,233,071	$—	$(612,363)		$48,768	$19,248	$185,583	$—	$—		$16,874,307		$199,603
Bank Loans	19,932,835		(15,203,352)		34,951	68,181	(232,595)	—	—		$4,600,020		(84,288)

Total	$37,165,906	$—	$(15,815,715	)##	$83,719	$87,429	$(47,012)	$—	$—		$21,474,327		$115,315

Strategic Opportunities Allocation Fund
Debt Obligations
Asset-Backed Securities	$8,853,321	$—	$(4,837,021)		$196,346	$476,129	$(212,195)	$—	$—		$4,476,580		$144,277

Total	$8,853,321	$—	$(4,837,021	)###	$196,346	$476,129	$(212,195)	$—	$—		$4,476,580		$144,277

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was observable market data to value these assets at period end.
***	Represents the interest in securities that were determined to have a value of zero at November 30, 2013.
#	Includes $4,110,978 of proceeds received from principal paydowns.
##	Includes $15,815,715 of proceeds received from principal paydowns.
###	Includes $1,724,710 of proceeds received from principal paydowns.

The net aggregate direct and/or indirect exposure to investments in securities and derivative financial instruments using Level 3 inputs and presented on a net basis (based on the Funds’ net assets) as of November 30, 2013 were as follows:

Fund Name	Level 3 securities and derivatives
Alpha Only Fund	< 1%
Consolidated Alternative Asset Opportunity Fund	< 1%
Consolidated Benchmark-Free Allocation Fund	6%
Benchmark-Free Fund	5%
Global Asset Allocation Fund	5%
Global Equity Allocation Fund	< 1%
International Equity Allocation Fund	< 1%
International Opportunities Equity Allocation Fund	< 1%
Special Situations Fund	22%
Strategic Opportunities Allocation Fund	4%
World Opportunities Equity Allocation Fund	< 1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements and participations

The Funds may invest in loans to corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments of loans, it generally acquires direct rights against the borrower. Loan agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. That Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to that Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, that Fund’s recovery of cash from the seller may be delayed and, even if that Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes that Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond constitutes taxable ordinary income to investors, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.:

	Alpha Only Fund	Alternative Asset Opportunity Fund	Benchmark- Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Equity Allocation Fund	Interna- tional Equity Allocation Fund	Interna- tional Opportunities Equity Allocation Fund	Special Situations Fund	Strategic Opportunities Allocation Fund	U.S. Equity Allocation Fund	World Opportunities Equity Allocation Fund
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X		X
Market Risk – Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X		X
Credit Risk	X	X	X	X	X	X	X	X	X	X		X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X		X	X	X	X	X	X		X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X		X	X	X	X	X	X	X	X	X	X
Real Estate Risk	X		X	X	X	X				X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales Risk	X	X	X	X	X	X	X	X		X	X	X
Natural Resources Risk	X		X	X	X	X	X	X		X		X
Commodities Risk		X	X	X	X	X	X	X		X		X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X	X
Options Risk			X	X	X	X	X	X	X	X		X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

Some of the Funds invest a substantial portion of their assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, its shares are expected to decline in value when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform the equity markets on which its puts were written when those markets rise rapidly because the Fund does not have exposure to the upside of the equity markets.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The market price of a Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation).

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream the Manager expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause a Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. In addition, payment of principal of fixed income securities guaranteed by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk — Asset Backed Securities” above.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

A Fund’s use of derivatives may be subject to one or more special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the

Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).
A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention

(or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government) are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. See also “Real Estate Risk” below.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• REAL ESTATE RISK. Because Real Estate Fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operating costs and property taxes, levels of occupancy, adequacy of rent to cover operating costs, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition, and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, some mortgage real estate investment trusts (“REITs”) may hold mortgages that the mortgagors elect to prepay, which prepayment may reduce the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and their failure to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from investment company status under the Investment Company Act of 1940, as amended (the “1940 Act”).

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• SHORT SALES RISK. Some Funds may use short sales in their investment programs in an attempt to increase their returns or for hedging purposes.

In implementing its principal investment strategy, Alpha Only Fund is permitted to engage in short sales of securities or currencies that it does not own. To do so, the Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses.

Short sales of securities or currencies the Fund does not own involve a form of investment leverage, and the amount of a Fund’s potential loss is theoretically unlimited. Alpha Only Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own.

• NATURAL RESOURCES RISK. The Funds (except Alternative Asset Opportunity Fund, Implementation Fund, Special Situations Fund and U.S. Equity Allocation Fund) may invest in Resources Fund. Resources Fund concentrates its investments in the natural resources sector, and so is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector may be more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over supplies or for the products they sell, which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

The Funds (except Alternative Asset Opportunity Fund, Implementation Fund, Special Situations Fund and U.S. Equity Allocation Fund) are exposed to the risks of investments in the natural resources sector to the extent they invest in Resources Fund.

• COMMODITIES RISK. The Funds (except Alpha Only Fund, Implementation Fund, Special Situations Fund and U.S. Equity Allocation Fund) may invest in Alternative Asset Opportunity Fund, which has exposure to commodity markets. Therefore, the net asset value of its shares is affected by factors particular to those markets and may decline and fluctuate in a rapid and unpredictable manner. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Alternative Asset Opportunity Fund invests in commodity-related derivatives. The value of these derivatives may fluctuate more than the commodity or commodities or commodity index to which they relate. The Funds (except Alpha Only Fund, Implementation Fund, Special Situations Fund and U.S. Equity Allocation Fund) are exposed to the risks of investments in commodities to the extent they invest in Alternative Asset Opportunity Fund.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable gains to shareholders. In the case of Funds that are regulated investment companies for U.S. federal tax purposes, they also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any), and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• OPTIONS RISK. The market price of options written by a Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American-style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term gains, which, when distributed, are taxable to shareholders at ordinary income tax rates.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Because some of their underlying Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds may invest a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Each of the Funds may invest without limitation in other GMO Funds that are not diversified.

The following Funds are not diversified investment companies under the 1940 Act:

•	Alpha Only Fund
•	Alternative Asset Opportunity Fund
•	Implementation Fund
•	Special Situations Fund
•	U.S. Equity Allocation Fund

Temporary Defensive Positions. The Funds (other than Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund) normally do not take temporary defensive positions. Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund may, from time to time, take temporary defensive positions if deemed prudent by the Manager. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

At November 30, 2013, only Alpha Only Fund, Alternative Asset Opportunity Fund, Implementation Fund and Special Situations Fund held derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alpha Only Fund, Alternative Asset Opportunity Fund, Implementation Fund and Special Situations Fund.

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Use of Derivatives by Alpha Only Fund

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio or the portfolio investments.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

Use of Derivatives by Alternative Asset Opportunity Fund

The Fund may use derivatives as a substitute for direct investment in global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and the Manager believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by Implementation Fund

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of Benchmark-Free Allocation Fund (“BFAF”). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its or BFAF’s portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its or BFAF’s investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or BFAF holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its or BFAF’s portfolio. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by Special Situations Fund

The Fund may use derivatives as substitutes for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of another fund or account that invests in the Fund. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio or the portfolio of another fund or account that invests in the Fund. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures or the investment exposures of another fund or account that invests in the Fund to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or another fund or account that invests in the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In addition, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain exposure to the credit of an issuer through the debt instrument but adjust the interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio or the portfolio of another fund or account that invests in the Fund.

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2013, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Alpha Only Fund	Consolidated Alternative Asset Opportunity Fund*	Consolidated Benchmark-Free Allocation Fund**	Special Situations Fund
Forward currency contracts
Adjust currency exchange rate risk		X
Adjust exposure to foreign currencies	X	X	X	X
To hedge some or all of the currency exposure of the underlying Funds and assets in which the Fund invests	X
To manage against anticipated currency exchange rate changes	X		X	X
Futures contracts
Adjust exposure to certain securities markets		X	X
Maintain the diversity and liquidity of the portfolio		X	X
To hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests	X
Options (Written)
Used written put option contracts as a substitute for direct equity investment			X

Type of Derivative and Objective for Use	Alpha Only Fund	Consolidated Alternative Asset Opportunity Fund*	Consolidated Benchmark-Free Allocation Fund**	Special Situations Fund
Swap contracts
Adjust exposure to certain securities markets			X	X
Adjust interest rate exposure				X
Adjust exposure to certain companies and industries			X	X
Manage the duration of the portfolio				X
To hedge some or all of the broad market exposure of the assets in which the Fund invests			X	X
To hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests	X
Rights and/or warrants
Received as a result of corporate actions			X

*	Certain derivatives are held by Alternative Asset Opportunity Fund’s wholly owned subsidiary.
**	Derivatives are held by Benchmark-Free Allocation Fund’s wholly owned subsidiary.

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2013, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Consolidated Benchmark-Free
Allocation Fund
Outstanding, beginning of period	$—	4,383	$3,763,138	$—	—	$—
Options written	—	69,211	68,118,154	—	—	—
Options bought back	—	(14,916)	(19,485,693)	—	—	—
Options expired	—	(49,712)	(42,006,259)	—	—	—
Options exercised	—	(415)	(585,881)	—	—	—

Outstanding, end of period	$—	8,551	$9,803,459	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if a Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2013:

Credit Contracts	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Alpha Only Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$3,549,133	$—	$—	$3,549,133
Unrealized Appreciation on Futures Contracts	—	—	13,674	—	—	—	13,674
Unrealized Appreciation on Swap Contracts	—	—	139,257	—	—	—	139,257

Total	$—	$—	$152,931	$3,549,133	$—	$—	$3,702,064

Credit Contracts	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Alpha Only Fund (continued)
Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(3,015,929)	$—	$—	$(3,015,929)
Unrealized Depreciation on Futures Contracts	—	—	(111,261,864)	—	—	—	(111,261,864)
Unrealized Depreciation on Swap Contracts	—	—	(9,895,682)	—	—	—	(9,895,682)

Total	$—	$—	$(121,157,546)	$(3,015,929)	$—	$—	$(124,173,475)

Consolidated Alternative Asset Opportunity Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$22,330,245	$—	$—	$22,330,245
Unrealized Appreciation on Futures Contracts	—	-9,910,163	13,989,570	—	—	—	23,899,733

Total	$—	$9,910,163	$13,989,570	$22,330,245	$—	$—	$46,229,978

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(3,622,234)	$—	$—	$(3,622,234)
Unrealized Depreciation on Futures Contracts	—	(2,004,594)	(9,035,686)	—	(4,616,768)	—	(15,657,048)

Total	$—	$(2,004,594)	$(9,035,686)	$(3,622,234)	$(4,616,768)	$—	$(19,279,282)

Consolidated Benchmark-Free Allocation Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$—	$765,091	$—	$—	$—	$765,091
Unrealized Appreciation on Forward Currency Contracts	—	—	—	12,757,786	—	—	12,757,786

Total	$—	$—	$765,091	$12,757,786	$—	$—	$13,522,877

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(17,943,566)	$—	$—	$(17,943,566)
Written Options, at value	—	—	(4,893,643)	—	—	—	(4,893,643)

Total	$—	$—	$(4,893,643)	$(17,943,566)	$—	$—	$(22,837,209)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap contracts) or number of contracts (options) outstanding at each month-end was as follows for the period ended November 30, 2013.

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options	Rights and/ or Warrants ($)
Alpha Only Fund	955,214,061	2,082,075,123	820,630,003	—	—
Consolidated Alternative Asset Opportunity Fund	848,009,009	1,546,961,660	—	—	—
Consolidated Benchmark-Free Allocation Fund	2,523,318,729	100,697,134	3,721,051	7,597	514,949
Special Situations Fund	521,587,323	—	87,906,783	—	—

Subsequent events

The Board of Trustees of GMO Trust approved the liquidation of GMO U.S. Equity Allocation Fund and the Fund is expected to liquidate on or about January 28, 2014.

On December 19, 2013, GMO Alpha Only Fund redeemed its holdings of GMO International Intrinsic Value Fund, GMO U.S. Core Equity Fund and GMO U.S. Flexible Equities Fund and received portfolio securities.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 66.9%

	Australia — 1.1%
4,192,613	Arrium Ltd	6,004,852
333,214	Bank of Queensland Ltd	3,693,833
153,679	Bendigo and Adelaide Bank Ltd	1,575,220
244,778	BHP Billiton Ltd	8,355,089
791,160	BlueScope Steel Ltd *	3,915,528
66,209	Commonwealth Bank of Australia	4,692,463
125,087	CSL Ltd	7,821,240
1,985,926	Goodman Fielder Ltd	1,220,327
308,205	Insurance Australia Group Ltd	1,699,802
472,969	Investa Office Fund (REIT)	1,342,983
70,173	Macquarie Group Ltd	3,464,136
2,151,256	Mirvac Group (REIT)	3,328,277
304,318	National Australia Bank Ltd	9,593,773
789,280	Pacific Brands Ltd	472,502
680,923	QBE Insurance Group Ltd	9,712,123
1,506,710	Stockland (REIT)	5,281,617
1,061,144	TABCORP Holdings Ltd	3,407,515
705,086	Tatts Group Ltd	1,984,303
389,198	Westpac Banking Corp	11,659,247
74,856	Woolworths Ltd	2,296,484

	Total Australia	91,521,314

	Austria — 0.1%
115,129	OMV AG	5,639,311
95,923	Voestalpine AG	4,763,967

	Total Austria	10,403,278

	Belgium — 0.2%
145,942	Ageas	6,151,449
34,188	Anheuser-Busch InBev NV	3,484,307
173,324	Belgacom SA	5,146,579
52,923	Delhaize Group	3,076,502

	Total Belgium	17,858,837

	Brazil — 1.3%
28,900	Aes Tiete SA	226,266
33,000	Ambev SA	248,054
204,100	Ambev SA ADR	1,542,996
103,800	Banco Bradesco SA	1,524,942
1,858,600	Banco do Brasil SA	20,462,819
346,600	Banco Santander Brasil SA	2,210,667
518,400	Banco Santander Brasil SA ADR	3,348,864
198,200	BM&FBOVESPA SA	1,000,290
281,700	BR Malls Participacoes SA	2,309,214
196,300	BR Properties SA	1,617,557
305,300	Brasil Brokers Participacoes SA	735,773
183,800	Cia de Saneamento Basico do Estado de Sao Paulo	1,916,599
333,480	Cielo SA	9,671,363

Shares	Description	Value ($)
	Brazil — continued
182,600	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	1,944,690
54,100	Companhia de Saneamento de Minas Gerais-Copasa MG	884,877
443,600	Companhia Siderurgica Nacional SA	2,261,580
201,400	Companhia Siderurgica Nacional SA Sponsored ADR	1,051,308
110,800	Cosan Ltd – Class A	1,659,784
57,300	Cosan SA Industria e Comercio	1,054,707
100,200	CPFL Energia SA	833,821
35,200	CPFL Energia SA ADR	583,264
257,600	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,742,254
152,570	Duratex SA	892,784
302,900	EDP-Energias Do Brasil SA	1,549,444
146,100	Equatorial Energia SA	1,500,963
108,700	Gol Linhas Aereas Inteligentes SA ADR *	475,019
110,800	Grendene SA	867,485
174,100	Grupo BTG Pactual	2,102,376
197,500	Light SA	1,818,512
414,600	MRV Engenharia e Participacoes SA	1,641,646
32,800	Multiplan Empreendimentos Imobiliarios SA	722,243
129,600	Multiplus SA	1,625,478
571,900	PDG Realty SA Empreendimentos e Participacoes *	411,280
70,500	Porto Seguro SA	891,171
165,200	Qualicorp SA*	1,540,905
136,357	Sul America SA	928,075
410,300	Tim Participacoes SA	2,026,823
24,000	Totvs SA	378,580
95,600	Tractebel Energia SA	1,564,892
159,700	Transmissora Alianca de Energia Eletrica SA	1,484,818
36,300	Ultrapar Participacoes SA	901,712
296,000	Vale SA	4,544,977
1,330,300	Vale SA Sponsored ADR	20,380,196

	Total Brazil	107,081,068

	Canada — 0.2%
837,800	Blackberry Ltd *	5,292,946
31,400	Canadian Tire Corp Ltd - Class A	2,947,834
272,500	First Quantum Minerals Ltd	4,546,370
29,600	Home Capital Group Inc	2,390,630
55,700	Magna International Inc	4,515,366
47,900	RONA Inc	584,938

	Total Canada	20,278,084

	Chile — 0.0%
1,717,847	Enersis SA	534,964

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Czech Republic — 0.2%
448,759	CEZ AS	12,443,772
10,000	Telefonica 02 Czech Republic AS	147,172

	Total Czech Republic	12,590,944

	Denmark — 0.1%
33,487	Jyske Bank A/S *	1,808,623
9,559	Novo-Nordisk A/S – Class B	1,708,392
89,323	Vestas Wind Systems A/S *	2,545,534

	Total Denmark	6,062,549

	Egypt — 0.1%
1,255,091	Al Ezz Steel Rebars SAE *	2,553,804
173,149	Commercial International Bank	1,082,675
345,726	EFG-Hermes Holding SAE *	417,390
291,399	Global Telecom Holding *	962,775
397,784	Orascom Telecom Holding SAE *	264,940
4,130,356	Orascom Telecom Media And Technology Holding SAE	419,475
1,289,014	Palm Hills Developments SAE *	468,773
96,773	Sidi Kerir Petrochemicals Co	242,311
519,774	Talaat Moustafa Group *	424,071
442,353	Telecom Egypt Co	870,267

	Total Egypt	7,706,481

	Finland — 0.3%
3,031,712	Nokia Oyj *	24,482,475
90,278	Sampo Oyj – Class A	4,201,730

	Total Finland	28,684,205

	France — 4.1%
596,189	Air France – KLM *	6,164,777
737,063	Alcatel-Lucent *	3,102,365
569,424	AXA	14,892,628
406,004	BNP Paribas	30,416,965
185,986	Carrefour SA	7,301,527
40,837	Cie Generale des Etablissements Michelin – Class B	4,430,158
81,264	CNP Assurances	1,550,851
117,057	European Aeronautic Defense and Space Co NV	8,305,949
907,924	GDF Suez	21,035,903
23,001	L’Oreal SA	3,843,360
1,146,432	Orange	14,942,891
1,054,484	Peugeot SA *	16,720,914
41,127	Publicis Groupe SA	3,625,994
191,767	Renault SA	16,980,973
25,078	Safran SA	1,648,985
271,513	Sanofi	28,681,370
542,561	Societe Generale	31,127,153
74,749	Solocal Groupe *	118,708
215,497	Technicolor *	1,089,853
1,903,871	Total SA	115,146,431

Shares	Description	Value ($)
	France — continued
544,247	Vivendi SA	13,801,261

	Total France	344,929,016

	Germany — 1.8%
61,389	Allianz SE (Registered)	10,648,419
106,174	Aurubis AG	6,253,825
30,828	Bayer AG (Registered)	4,105,374
19,933	Continental AG	4,153,545
143,858	Daimler AG (Registered)	11,899,028
309,162	Deutsche Lufthansa AG (Registered) *	6,701,117
216,439	Deutsche Post AG (Registered)	7,639,511
35,172	Duerr AG	3,059,830
1,979,020	E.ON AG	38,037,352
155,859	Freenet AG	4,411,746
25,325	Hannover Rueck SE	2,103,856
191,725	Kloeckner & Co SE *	2,670,088
17,344	Merck KGaA	3,006,862
104,491	Metro AG	5,236,992
54,548	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	11,908,788
503,499	RWE AG	19,307,822
63,170	Salzgitter AG	2,739,118
59,915	SAP AG	4,953,019

	Total Germany	148,836,292

	Greece — 0.0%
127,991	OPAP SA	1,698,790
77,762	Public Power Corp SA	1,136,612

	Total Greece	2,835,402

	Hong Kong — 0.5%
1,237,272	AAC Technologies Holdings Inc	5,609,464
514,098	Cheung Kong Holdings Ltd	8,112,272
121,653	CLP Holdings Ltd	996,800
2,702,508	Esprit Holdings Ltd	5,617,462
498,238	Galaxy Entertainment Group Ltd *	3,902,131
493,052	Link (REIT)	2,405,927
171	Melco International Development Ltd	602
515,200	Sands China Ltd	3,896,408
783,071	Sun Hung Kai Properties Ltd	10,035,913
320,000	Wharf Holdings Ltd (The)	2,652,388
597,500	Yue Yuen Industrial Holdings	1,851,338

	Total Hong Kong	45,080,705

	Hungary — 0.0%
196,888	Magyar Telekom Telecommunications Plc	257,647
114,817	OTP Bank Plc	2,317,381

	Total Hungary	2,575,028

	India — 0.5%
71,761	Aban Offshore Ltd	431,425
492,480	Allahabad Bank	718,237

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	India — continued
113,079	Andhra Bank	112,556
285,832	Aurobindo Pharma Ltd	1,344,008
127,816	Bank of Baroda	1,323,065
148,396	Bank of India	518,506
588,096	Bharat Heavy Electricals Ltd	1,472,894
515,034	Cairn India Ltd	2,661,300
150,516	Canara Bank Ltd	599,666
113,026	Cipla Ltd	706,885
46,573	Coal India Ltd	202,716
46,755	GAIL India Ltd	253,174
26,191	Hero MotoCorp Ltd	856,358
145,556	Hindalco Industries Ltd	285,138
312,200	Hindalco Industries Ltd GDR, 144A (a)	597,992
1,386,554	Housing Development & Infrastructure Ltd *	1,112,492
269,318	Idea Cellular Ltd	756,932
21,898	Infosys Ltd	1,177,453
84,300	Infosys Ltd Sponsored ADR	4,553,886
79,791	Jai Balaji Industries Ltd *	17,878
156,381	Jindal Steel & Power Ltd	644,279
475,824	Karnataka Bank Ltd	793,612
33,958	Kiri Industries Ltd *	26,864
91,619	Lupin Ltd (b)	1,252,145
1,314,752	NHPC Ltd	381,643
361,749	NMDC Ltd	768,338
68,227	NTPC Ltd	160,863
288,601	Oil & Natural Gas Corp Ltd	1,381,068
342,056	Oriental Bank of Commerce	1,018,788
260,156	Power Finance Corp	662,617
241,270	Punjab National Bank Ltd (b)	2,127,148
25,018	Reliance Energy Ltd	172,152
46,382	Rural Electrification Corp Ltd	169,000
442,122	Sesa Sterlite Ltd	1,294,110
72,780	Sesa Sterlite Ltd ADR	840,609
47,013	State Bank of India	1,371,792
255,440	Steel Authority of India Ltd	277,739
61,742	Sun Pharmaceutical Industries Ltd	564,630
94,553	Syndicate Bank	134,806
98,923	Tata Consultancy Services Ltd	3,172,993
157,977	Tata Motors Ltd	1,015,050
14,000	Tata Motors Ltd Sponsored ADR	454,580
203,332	Tata Steel Ltd	1,302,878
130,461	Tech Mahindra Ltd	3,538,310
36,728	Wipro Ltd	278,095
74,513	Wipro Ltd ADR	869,567

	Total India	44,376,237

	Indonesia — 0.4%
17,731,500	Astra International Tbk PT	9,252,730
3,178,170	Bank Mandiri Persero Tbk PT	2,030,006
893,500	Bank Negara Indonesia Persero Tbk PT	305,790
4,503,270	Bank Rakyat Indonesia Persero Tbk PT	2,801,807

Shares	Description	Value ($)
	Indonesia — continued
2,812,500	Bank Tabungan Negara Persero Tbk PT	227,879
2,085,000	Gajah Tunggal Tbk PT	313,226
8,895,000	Global Mediacom Tbk PT	1,448,483
828,000	Harum Energy Tbk PT	228,049
158,000	Indo Tambangraya Megah Tbk PT	378,673
741,000	Indosat Tbk PT	238,242
4,721,000	Media Nusantara Citra Tbk PT	1,053,358
584,500	Mitra Adiperkasa Tbk PT	237,977
30,520,500	MNC Investama Tbk PT	840,730
1,082,000	Perusahaan Gas Negara Persero Tbk PT	438,410
3,338,000	Ramayana Lestari Sentosa Tbk PT	309,639
1,122,650	Semen Gresik Persero Tbk PT	1,199,982
32,261,000	Telekomunikasi Indonesia Persero Tbk PT	5,837,446
35,300	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,289,862
2,379,500	XL Axiata Tbk PT	992,265

	Total Indonesia	29,424,554

	Ireland — 0.0%
129,547	Smurfit Kappa Group Plc	3,075,577

	Israel — 0.1%
305,488	Bank Hapoalim BM	1,702,018
970,954	Bank Leumi Le-Israel *	3,946,026
1,360,355	Israel Discount Bank Ltd – Class A *	2,756,458
153,300	Partner Communications Co Ltd *	1,467,804

	Total Israel	9,872,306

	Italy — 2.0%
4,756,858	A2A SPA	5,440,752
203,091	Assicurazioni Generali SPA	4,652,357
120,561	Azimut Holding SPA	3,078,170
8,139,367	Enel SPA	36,991,358
1,405,096	ENI SPA	33,625,408
113,869	Exor SPA	4,456,250
1,248,949	Fiat SPA *	9,883,979
967,971	Finmeccanica SPA *	7,040,882
5,249,358	Intesa Sanpaolo SPA	12,651,727
17,115	Italcementi SPA-Di RISP	81,056
2,212,390	Mediaset SPA *	10,050,916
367,514	Mediolanum SPA	3,260,457
1,600,250	Milano Assicurazioni SPA *	1,421,033
76,922	Recordati SPA	1,091,098
13,804,939	Telecom Italia SPA	13,423,332
7,252,975	Telecom Italia SPA-Di RISP	5,575,966
1,919,281	UniCredit SPA	13,873,994

	Total Italy	166,598,735

	Japan — 5.6%
35,179	Adastria Holdings Co Ltd	1,399,215
446,300	Aeon Co Ltd	6,014,915
40,000	Alfresa Holdings Corp	2,076,249

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
76,400	Astellas Pharma Inc	4,534,276
106,800	Bridgestone Corp	3,920,892
264,000	Calsonic Kansei Corp	1,330,287
1,230,935	Cosmo Oil Co Ltd *	2,272,581
74,100	CyberAgent Inc	2,763,339
1,277,000	Daikyo Inc	3,497,766
117,500	Daito Trust Construction Co Ltd	11,163,321
574,000	Daiwa Securities Group Inc	5,590,500
310,300	Dena Co Ltd	6,027,434
774,463	DIC Corp	2,402,394
255,200	Fuji Heavy Industries Ltd	7,234,498
64,800	Fuji Oil Co Ltd	1,049,592
142,000	Gunze Ltd	364,866
217,000	Hanwa Co Ltd	1,047,816
874,707	Haseko Corp *	6,549,806
23,700	Idemitsu Kosan Co Ltd	2,130,140
139,900	IT Holdings Corp	2,120,567
1,222,800	Itochu Corp	15,450,922
521	Japan Retail Fund Investment Corp (REIT)	1,027,016
467,000	Japan Tobacco Inc	15,797,301
415,500	JFE Holdings Inc	9,367,761
2,188,500	JX Holdings Inc	11,398,532
140,742	K’s Holdings Corp	4,609,609
154,300	Kao Corp	5,077,422
3,392,000	Kawasaki Kisen Kaisha Ltd	8,072,100
342,600	KDDI Corp	21,573,197
3,247,000	Kobe Steel Ltd *	5,590,271
42,186	Kohnan Shoji Co Ltd	437,911
692,500	Leopalace21 Corp *	3,941,594
1,270,000	Marubeni Corp	9,223,499
1,337,000	Mazda Motor Corp *	6,173,784
173,304	Medipal Holdings Corp	2,312,523
1,159,000	Mitsubishi Chemical Holdings Corp	5,396,878
854,100	Mitsubishi Corp	16,822,982
240,000	Mitsubishi Gas Chemical Co Inc	1,882,243
536,900	Mitsubishi UFJ Lease & Finance Co Ltd	3,214,340
788,000	Mitsui & Co Ltd	10,931,535
1,360,000	Mitsui Chemicals Inc	3,326,875
1,520,667	Mitsui Engineer & Shipbuilding Co Ltd	3,126,602
1,071,012	Mitsui Mining & Smelting Co Ltd	3,079,233
1,676,134	Mitsui OSK Lines Ltd	7,461,842
2,674,545	Mizuho Financial Group Inc	5,633,896
998,000	NEC Corp	2,206,647
155,400	Net One Systems Co Ltd	942,970
255,000	Nichirei Corp	1,350,499
948,600	Nippon Light Metal Co Ltd	1,243,036
152,832	Nippon Paper Industries Co Ltd	2,787,987
1,334,000	Nippon Steel Corp	4,332,558
329,400	Nippon Telegraph & Telephone Corp	16,563,162
1,829,000	Nippon Yusen Kabushiki Kaisha	5,675,371
316,141	Nipro Corp	2,871,083

Shares	Description	Value ($)
	Japan — continued
183,000	Nisshinbo Holdings Inc	1,673,343
472,300	Nomura Holdings Inc	3,755,283
230,886	North Pacific Bank Ltd	884,909
642,629	NTT Docomo Inc	10,326,464
18,500	Okinawa Electric Power Co	617,180
1,323	ORIX JREIT Inc (REIT)	1,648,110
2,652,800	Resona Holdings Inc	13,178,412
73,673	Ricoh Co Ltd	846,930
211,100	Round One Corp	1,665,126
35,800	Ryohin Keikaku Co Ltd	3,724,988
117,600	Sega Sammy Holdings Inc	3,097,138
92,000	Seino Holdings Co Ltd	1,052,547
19,200	Shimamura Co Ltd	1,971,968
407,000	Shinsei Bank Ltd	1,007,415
401,600	Showa Shell Sekiyu KK	4,465,395
3,299,600	Sojitz Corp	6,100,298
1,073,900	Sumitomo Corp	13,303,195
213,300	Sumitomo Electric Industries Ltd	3,329,969
320,000	Sumitomo Metal Mining Co Ltd	4,264,497
2,365,800	Sumitomo Mitsui Construction Co Ltd *	2,887,656
32,700	Sumitomo Mitsui Financial Group Inc	1,627,366
960,000	Sumitomo Mitsui Trust Holdings Inc	4,733,756
82,000	Sumitomo Realty & Development Co Ltd	3,896,223
38,152	Suzuken Co Ltd	1,297,439
252,695	Takeda Pharmaceutical Co Ltd	12,288,392
2,241,600	Tokyo Electric Power Co Inc (The) *	11,942,194
446,000	Tokyo Tatemono Co Ltd	4,417,243
180,000	TonenGeneral Sekiyu KK	1,740,900
993,000	Tosoh Corp	4,471,329
489,400	Toyota Motor Corp	30,568,822
268,100	Toyota Tsusho Corp	6,918,493
343,200	UNY Co Ltd	2,249,919
1,477,767	Yamada Denki Co Ltd	5,156,497

	Total Japan	463,503,031

	Malaysia — 0.1%
608,900	AMMB Holdings Berhad	1,398,658
1,022,992	CIMB Group Holdings Berhad	2,407,993
408,696	Hong Leong Bank Berhad	1,790,693
292,500	Tenaga Nasional Berhad	894,722

	Total Malaysia	6,492,066

	Mexico — 0.3%
830,000	America Movil SAB de CV	19,289,200
1,937,400	America Movil SAB de CV – Class L	2,246,946
310,800	Cemex SA de CV CPO *	342,672
105,200	Cemex SAB de CV Sponsored ADR *	1,149,836
11,800	Fomento Economico Mexicano SAB de CV	113,705
13,600	Fomento Economico Mexicano SAB de CV Sponsored ADR	1,291,320

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Mexico — continued
527,100	Grupo Financiero Banorte SAB de CV – Class O	3,599,129
50,200	Grupo Mexico SAB de CV – Series B	149,076

	Total Mexico	28,181,884

	Netherlands — 0.5%
1,120,274	Aegon NV	9,946,786
58,982	Corbion NV	1,266,747
1,157,280	ING Groep NV *	15,013,183
469,361	Koninklijke BAM Groep NV	2,236,549
85,275	SNS REAAL NV * (a)	—
217,770	Unilever NV	8,553,080
258,600	VimpelCom Ltd Sponsored ADR	3,175,608

	Total Netherlands	40,191,953

	New Zealand — 0.1%
406,822	Chorus Ltd	504,744
318,166	Fletcher Building Ltd	2,361,635
2,033,117	Telecom Corp of New Zealand	3,804,019

	Total New Zealand	6,670,398

	Norway — 0.2%
376,026	DNB ASA	6,635,624
289,091	Golden Ocean Group Ltd	528,302
293,307	Statoil ASA	6,604,339
61,535	TGS Nopec Geophysical Co ASA	1,619,367

	Total Norway	15,387,632

	Peru — 0.1%
490,855	Companhia de Minas Buenaventura SA ADR	5,792,089

	Philippines — 0.0%
464,610	BDO Unibank Inc	826,872
45,350	GT Capital Holdings Inc	779,358
419,516	Metropolitan Bank & Trust	752,270
2,965	Philippine Long Distance Telephone Co	184,077
6,000	Philippine Long Distance Telephone Co Sponsored ADR	375,180
920,300	Puregold Price Club Inc	885,892

	Total Philippines	3,803,649

	Poland — 0.3%
1,503,980	Boryszew SA*	266,798
6,790	Jastrzebska Spolka Weglowa SA	144,754
506,719	KGHM Polska Miedz SA	19,357,752
311,076	PGE SA	1,879,964
9,617	Polski Koncern Naftowy Orlen SA	148,663
266,886	Synthos SA	465,000

	Total Poland	22,262,931

	Portugal — 0.1%
2,338,296	EDP-Energias de Portugal SA	8,842,079

Shares	Description	Value ($)
	Russia — 1.9%
20,181	Bashneft OAO – Class S	1,162,238
43,670	Gazprom Neft JSC Sponsored ADR	983,953
5,332,555	Gazprom OAO Sponsored ADR	45,901,124
570,449	Lukoil OAO Sponsored ADR	35,298,835
972	Magnit OJSC	268,644
42,171	Magnit OJSC GDR	2,777,924
20,930	MegaFon OAO GDR	674,658
209,729	MMC Norilsk Nickel OJSC ADR	3,152,074
275,100	Mobile Telesystems Sponsored ADR	5,799,108
14,357	NovaTek OAO GDR	1,884,511
1,744,753	Rosneft OJSC GDR (Registered)	12,495,919
1,953,325	Sberbank Sponsored ADR	24,263,565
91,790	Sistema JSFC Sponsored GDR (Registered)	2,513,990
1,041,379	Surgutneftegas Sponsored ADR	8,559,544
102,471	Tatneft Sponsored ADR	3,800,394
388,994,452	VTB Bank OJSC	543,036
3,082,200	VTB Bank OJSC GDR (Registered)	8,595,630

	Total Russia	158,675,147

	Singapore — 0.2%
2,076,085	Ezra Holdings Ltd *	2,172,302
14,884,000	Golden Agri-Resources Ltd	6,809,117
199,000	Ho Bee Land Ltd	324,652
6,099,000	Noble Group Ltd	5,363,898
435,000	Singapore Technologies Engineering Ltd	1,399,698
870,000	Swiber Holdings Ltd	439,496
3,239,644	Yangzijiang Shipbuilding Holdings Ltd	3,004,917

	Total Singapore	19,514,080

	South Africa — 0.5%
1,941,874	African Bank Investments Ltd	2,371,701
58,725	Barclays Africa Group Ltd	782,028
44,964	Bidvest Group Ltd	1,128,347
36,060	Exxaro Resources Ltd	495,458
102,331	FirstRand Ltd	338,767
21,207	Foschini Ltd	210,752
29,016	Gold Fields Ltd	116,462
81,414	Gold Fields Ltd Sponsored ADR	326,470
105,383	Growthpoint Properties Ltd	247,867
71,709	Investec Ltd	499,516
29,810	Kumba Iron Ore Ltd	1,160,999
606,401	MTN Group Ltd	11,767,380
129,043	Naspers Ltd – N Shares	12,278,942
8,490	Remgro Ltd	161,660
94,044	Sasol Ltd	4,642,950
1,647	Sasol Ltd Sponsored ADR	81,592
250,412	Telkom South Africa Ltd *	656,999
233,193	Vodacom Group Ltd	2,780,976
76,007	Wilson Bayly Holmes-Ovcon Ltd	1,153,872

	Total South Africa	41,202,738

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	South Korea — 2.8%
148,850	BS Financial Group Inc	2,290,144
3,462	CJ Corp	340,082
29,400	CJ E & M Corp *	859,778
1,360	CJ O Shopping Co Ltd	503,656
25,957	Daelim Industrial Co Ltd	2,462,713
15,470	Daewoo Securities Co Ltd	134,280
38,870	DGB Financial Group Inc	624,088
50,890	Dongbu Insurance Co Ltd	2,579,550
54,940	GS Engineering & Construction Corp	1,570,047
66,508	GS Holdings	3,554,189
266,941	Hana Financial Group Inc	10,000,337
44,420	Hankook Tire WorldwideCo Ltd	1,002,153
51,750	Hanwha Corp	1,936,764
23,473	Hyundai Engineering & Construction	1,393,804
21,952	Hyundai Heavy Industries Co Ltd	5,627,042
63,570	Hyundai Marine & Fire Insurance Co Ltd	1,920,279
3,553	Hyundai Mipo Dockyard	605,129
46,185	Hyundai Mobis	13,395,766
69,638	Hyundai Motor Co	16,570,751
62,760	Hyundai Securities Co Ltd	349,501
3,474	Hyundai Wia Corp	623,096
293,530	Industrial Bank of Korea	3,175,180
217,870	KB Financial Group Inc	8,173,405
2,900	KB Financial Group Inc ADR	108,112
273,623	Kia Motors Corp	15,606,258
13,935	Kolon Industries Inc	713,942
8,121	Korea Zinc Co Ltd	2,210,643
277,030	KT Corp	8,818,453
30,900	KT Corp Sponsored ADR	484,203
13,971	KT&G Corp	1,035,951
9,161	LG Chem Ltd	2,513,235
7,165	LG Corp	423,153
34,990	LG Fashion Corp	1,135,270
30,650	LG International Corp	846,408
245,550	LG Uplus Corp *	2,433,182
56,680	LIG Insurance Co Ltd	1,705,912
8,286	Lotte Chemical Corp	1,713,403
4,459	Lotte Shopping Co Ltd	1,650,770
5,871	Mando Corp	787,519
86,120	Meritz Fire & Marine Insurance Co Ltd	1,203,560
9,471	Mirae Asset Securities Co Ltd	316,362
16,185	POSCO	5,009,388
24,200	POSCO ADR	1,875,258
7,928	S-Oil Corp	567,477
22,060	Samsung Card Co	794,087
3,919	Samsung Electro Mechanics Co Ltd	302,670
35,095	Samsung Electronics Co Ltd	49,520,553
2,634	Samsung Electronics Co Ltd GDR (Registered Shares)	1,860,779
50,040	Samsung Engineering Co Ltd	2,971,689
6,635	Samsung Fire & Marine Insurance Co Ltd	1,632,184

Shares	Description	Value ($)
	South Korea — continued
65,240	Samsung Heavy Industries Co Ltd	2,414,698
7,852	Samsung SDI Co Ltd	1,300,205
11,570	Seah Besteel Corp	295,852
212,860	Shinhan Financial Group Co Ltd	8,942,653
2,972	Shinsegae Co Ltd	719,521
15,676	SK Chemicals Co Ltd	787,367
3,656	SK Gas Co Ltd	248,720
16,999	SK Holdings Co Ltd	3,001,838
66,140	SK Innovation Co Ltd	8,990,724
47,382	SK Telecom Co Ltd	10,133,130
108,900	SK Telecom Co Ltd ADR	2,600,532
49,022	Sungwoo Hitech Co Ltd	800,820
520,440	Woori Finance Holdings Co Ltd	6,211,370
26,560	Woori Investment & Securities Co Ltd	265,648

	Total South Korea	234,645,233

	Spain — 2.5%
2,471,619	Banco Bilbao Vizcaya Argentaria SA	29,444,767
7,920,433	Banco Santander SA	70,390,878
544,421	Gas Natural SDG SA	13,546,768
2,982,159	Iberdrola SA	18,983,943
323,068	Indra Sistemas SA	4,920,164
805,146	Repsol YPF SA	21,106,971
3,101,851	Telefonica SA	51,109,812

	Total Spain	209,503,303

	Sri Lanka — 0.0%
1,065,600	Anilana Hotels & Properties Ltd *	60,135

	Sweden — 0.3%
80,450	Alliance Oil Company Ltd *	728,532
182,886	Investor AB	5,965,938
193,489	Nordea Bank AB	2,497,616
278,503	Skandinaviska Enskilda Banken AB – Class A	3,374,913
17,063	Svenska Handelsbanken AB – A Shares	792,306
166,880	Swedbank AB – Class A	4,256,040
526,840	TeliaSonera AB	4,296,953

	Total Sweden	21,912,298

	Switzerland — 0.9%
31,016	Compagnie Financiere Richemont SA – Class A	3,142,559
101,493	Credit Suisse Group AG (Registered)	3,028,778
138,309	Nestle SA (Registered)	10,088,995
355,914	Novartis AG (Registered)	28,136,999
107,176	Roche Holding AG (Non Voting)	29,892,403

	Total Switzerland	74,289,734

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Taiwan — 1.7%
2,514,000	Acer Inc *	1,362,055
1,293,000	Advanced Semiconductor Engineering Inc	1,283,256
243,000	Advantech Co Ltd	1,500,720
1,172,000	Asustek Computer Inc	10,332,628
658,000	Career Technology MFG Co Ltd	614,172
1,104,000	Catcher Technology Co Ltd	6,712,075
863,000	China Petrochemical Development Corp	408,153
442,000	Chipbond Technology Corp	925,450
149,000	Chong Hong Construction Co Ltd	487,852
2,131,470	Chunghwa Telecom Co Ltd	6,681,495
500	Chunghwa Telecom Co Ltd ADR	15,560
7,004,000	Compal Electronics Inc	5,293,220
1,193,000	Coretronic Corp	1,075,945
490,000	Delta Electronics Inc	2,613,913
3,216,600	E.Sun Financial Holding Co Ltd	2,155,738
500,000	Elan Microelectronics Corp	735,975
796,000	Far EasTone Telecommunications Co Ltd	1,706,903
310,062	Flexium Interconnect Inc	999,545
847,000	Foxconn Technology Co Ltd	2,007,358
508,000	Highwealth Construction Corp	1,122,117
7,220,000	Hon Hai Precision Industry Co Ltd	19,012,996
1,526,000	HTC Corp	7,784,559
360,540	ILI Technology Corp	653,851
52,000	Integrated Memory Logic Ltd	112,287
131,000	Kinsus Interconnect Technology Corp	451,766
8,000	Largan Precision Co Ltd	284,136
1,028,537	Lite-On Technology Corp	1,667,691
291,000	Makalot Industrial Co Ltd	1,631,590
304,000	MediaTek Inc	4,467,947
2,547,000	Mega Financial Holding Co Ltd	2,137,306
61,000	Mstar Semiconductor Inc	682,535
364,000	Novatek Microelectronics Corp Ltd	1,466,456
1,327,000	Pegatron Corp	1,649,273
182,000	Phison Electronics Corp	1,114,694
454,000	Pou Chen Corp	590,103
1,712,000	Powertech Technology Inc	2,644,312
1,917,000	Quanta Computer Inc	4,265,609
982,020	Radiant Opto-Electronics Corp	3,499,145
478,330	Realtek Semiconductor Corp	1,159,035
72,132	Silicon Motion Technology Corp ADR	1,076,931
584,000	Siliconware Precision Industries Co	691,635
315,000	Simplo Technology Co Ltd	1,397,836
865,000	Synnex Technology International Corp	1,297,876
3,580,927	Taishin Financial Holding Co Ltd	1,764,296
761,000	Taiwan Mobile Co Ltd	2,493,581
578,044	Taiwan PCB Techvest Co Ltd	650,345
841,600	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	14,921,568
741,000	Taiwan Semiconductor Manufacturing Co Ltd	2,621,564
626,085	TPK Holding Co Ltd	3,500,684
789,000	Tripod Technology Corp	1,358,361

Shares	Description	Value ($)
	Taiwan — continued
1,608,000	Unimicron Technology Corp	1,191,396
886,000	United Microelectronics Corp	367,742
3,622,522	Wistron Corp	3,250,743
1,057,000	WPG Holdings Co Ltd	1,202,795
570,000	Yungtay Engineering Co Ltd	1,771,309

	Total Taiwan	142,868,083

	Thailand — 0.5%
597,400	Advanced Info Service Pcl (Foreign Registered)	4,236,702
995,500	Bangchak Petroleum Pcl (Foreign Registered)	1,030,261
508,260	Bangkok Dusit Medical Service Pcl (Foreign Registered)	2,079,599
3,875,300	Banpu Pcl (Foreign Registered)	3,709,338
424,650	Electricity Generating Pcl (Foreign Registered)	1,697,822
1,169,600	Esso Thailand Pcl (Foreign Registered)	243,887
657,000	Glow Energy Pcl (Foreign Registered)	1,384,268
888,300	PTT Exploration & Production Pcl (Foreign Registered)	4,425,213
319,400	PTT Global Chemical Pcl (Foreign Registered)	757,984
1,077,800	PTT Pcl (Foreign Registered)	9,898,902
543,500	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (b)	829,533
454,700	Ratchaburi Electricity Generating Holding Pcl NVDR	718,289
2,159,500	Sansiri Pcl (Foreign Registered)	135,112
437,300	Shin Corp Pcl	1,053,568
128,700	Shin Corp Pcl (Foreign Registered) (b)	311,078
1,603,500	Thai Oil Pcl (Foreign Registered)	3,144,091
3,241,700	Thai Tap Water Supply Pcl (Foreign Registered)	1,028,865
609,000	Thanachart Capital Pcl (Foreign Registered)	621,421

	Total Thailand	37,305,933

	Turkey — 0.7%
1,223,687	Akbank TAS	4,467,536
1,642,350	Asya Katilim Bankasi AS *	1,613,847
871,502	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,043,097
818,211	Emlak Konut Gayrimenkul Yatirim	1,070,086
26,360	Gubre Fabrikalari TAS *	209,475
237,287	Haci Omer Sabanci Holding AS	1,080,118
418,299	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	969,796
212,948	KOC Holding AS	1,003,441
33,175	Koza Altin Isletmeleri AS	528,341
1,162,862	Koza Anadolu Metal Madencilik Isletmeleri AS *	2,390,613

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	Turkey — continued
122,543	Pegasus Hava Tasimaciligi AS *	2,556,785
418,118	Tekfen Holding AS	982,233
61,450	Tupras-Turkiye Petrol Rafineriler AS	1,392,858
833,826	Turk Telekomunikasyon AS	2,698,387
911,696	Turkcell Iletisim Hizmetleri AS *	5,537,564
11,300	Turkcell Iletisim Hizmetleri AS ADR *	173,116
1,972,890	Turkiye Garanti Bankasi AS	7,429,649
2,832,477	Turkiye IS Bankasi – Class C	7,266,201
283,763	Turkiye Sise ve Cam Fabrikalari AS	384,192
1,330,901	Turkiye Vakiflar Bankasi TAO – Class D	3,006,546
836,273	Turkiye Halk Bankasi AS	6,389,800
1,666,336	Yapi ve Kredi Bankasi AS	3,543,272

	Total Turkey	55,736,953

	United Kingdom — 7.9%
57,433	Admiral Group Plc	1,167,099
203,800	Amlin Plc	1,498,974
234,389	Ashtead Group Plc	2,663,490
1,264,933	AstraZeneca Plc	72,556,022
988,741	Aviva Plc	6,946,392
2,350,002	BAE Systems Plc	16,423,450
1,057,433	Balfour Beatty Plc	4,625,389
7,241,225	Barclays Plc	32,099,124
545,156	Barratt Developments Plc	2,931,253
378,791	BG Group Plc	7,728,202
509,284	BHP Billiton Plc	15,455,179
10,870,504	BP Plc	85,515,125
153,056	British American Tobacco Plc	8,145,100
1,413,897	BT Group Plc	8,634,994
97,582	Bunzl Plc	2,214,562
86,767	Cape Plc	390,744
186,086	Catlin Group Ltd	1,675,015
487,994	Cobham Plc	2,108,652
404,373	Darty Plc	577,406
870,032	Debenhams Plc	1,375,796
3,645,119	Dixons Retail Plc *	3,057,859
298,935	Drax Group Plc	3,380,646
29,173	Eurasia Drilling Co Ltd GDR	1,269,980
243,985	Evraz Plc *	425,035
1,921,805	FirstGroup Plc	3,590,621
1,585,900	GlaxoSmithKline Plc	41,967,342
63,056	Globaltrans Investment Plc Sponsored GDR	955,756
1,054,167	Home Retail Group Plc	3,289,566
184,208	Imperial Tobacco Group Plc	6,999,103
298,428	Inchcape Plc	2,902,485
68,063	InterContinental Hotels Group Plc	2,116,403
256,807	Intermediate Capital Group Plc	1,782,842
40,569	JD Wetherspoon Plc	473,118
107,830	Lancashire Holdings Ltd	1,388,758
1,530,515	Legal & General Group Plc	5,349,513

Shares	Description	Value ($)
	United Kingdom — continued
12,690,399	Lloyds Banking Group Plc *	16,044,792
3,646,325	Man Group Plc	5,276,443
402,022	Marks & Spencer Group Plc	3,199,708
78,232	Micro Focus International Plc	1,045,162
193,452	National Express Group Plc	841,492
55,858	Next Plc	5,024,533
429,342	Prudential Plc	9,159,399
141,152	Punch Taverns Plc *	25,708
68,139	Reckitt Benckiser Group Plc	5,468,227
674,670	Rio Tinto Plc	35,839,800
237,939	Rolls-Royce Holdings Plc	4,802,018
1,064,196	Royal Bank of Scotland Group Plc *	5,685,267
1,846,161	Royal Dutch Shell Plc A Shares (London)	61,749,947
1,157,398	Royal Dutch Shell Plc B Shares (London)	40,547,472
229,852	Scottish & Southern Energy Plc	4,985,944
225,240	Spirit Pub Co Plc	266,643
432,105	Standard Life Assurance Plc	2,480,176
2,347,448	Tesco Plc	13,357,624
2,339,679	Thomas Cook Group Plc *	6,641,673
672,455	TUI Travel Plc	4,036,868
17,433,489	Vodafone Group Plc	64,652,075
575,633	William Hill Plc	3,627,245
307,552	WPP Plc	6,789,927

	Total United Kingdom	655,229,138

	United States — 26.7%
352,200	3M Co.	47,022,222
1,032,500	Abbott Laboratories	39,431,175
91,100	Accenture Plc – Class A	7,057,517
104,000	Adobe Systems, Inc. *	5,905,120
36,300	Allergan, Inc.	3,522,915
211,900	Amgen, Inc.	24,173,552
77,000	Apple, Inc.	42,817,390
42,800	Automatic Data Processing, Inc.	3,424,856
179,600	Baxter International, Inc.	12,293,620
106,100	Becton, Dickinson and Co.	11,521,399
71,200	Bed Bath & Beyond, Inc. *	5,555,736
575,300	Bristol-Myers Squibb Co.	29,558,914
825,500	Chevron Corp.	101,074,220
49,000	Church & Dwight Co., Inc.	3,197,250
2,941,500	Cisco Systems, Inc.	62,506,875
2,583,400	Coca-Cola Co. (The)	103,826,846
43,100	Cognizant Technology Solutions Corp. – Class A*	4,046,659
615,800	Colgate-Palmolive Co.	40,525,798
26,200	Copa Holdings SA – Class A	3,967,204
112,800	Costco Wholesale Corp.	14,148,504
52,200	Covidien Plc	3,563,172
81,000	CTC Media, Inc.	1,024,650

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares	Description	Value ($)
	United States — continued
9,700	Cummins, Inc.	1,283,892
202,800	CVS Caremark Corp.	13,579,488
115,000	Danaher Corp.	8,602,000
212,800	eBay, Inc. *	10,750,656
381,700	Eli Lilly & Co.	19,168,974
582,700	EMC Corp.	13,897,395
182,200	Emerson Electric Co.	12,205,578
892,200	Express Scripts Holding Co. *	60,089,670
540,300	Exxon Mobil Corp.	50,507,244
177,600	General Mills, Inc.	8,956,368
40,200	Genuine Parts Co.	3,330,168
234,700	Gilead Sciences, Inc. *	17,557,907
122,900	Google, Inc. – Class A *	130,223,611
871,100	Hewlett-Packard Co.	23,824,585
93,800	Home Depot, Inc. (The)	7,566,846
14,200	Humana, Inc.	1,476,658
103,200	Illinois Tool Works, Inc.	8,212,656
522,100	International Business Machines Corp.	93,810,928
106,700	Intuit, Inc.	7,920,341
1,364,500	Johnson & Johnson	129,163,570
105,100	Kimberly – Clark Corp.	11,472,716
65,500	Laboratory Corp. of America Holdings *	6,671,175
204,500	Lorillard, Inc.	10,496,985
15,000	Mastercard, Inc. – Class A	11,412,150
29,100	Mattel, Inc.	1,346,457
371,100	McDonald’s Corp.	36,134,007
35,400	McKesson Corp.	5,872,506
660,600	Medtronic, Inc.	37,865,592
556,600	Merck & Co., Inc.	27,735,378
3,517,000	Microsoft Corp.	134,103,210
35,600	Monsanto Co.	4,034,548
259,400	Nike, Inc. - Class B	20,528,916
3,170,000	Oracle Corp.	111,869,300
29,500	Paychex, Inc.	1,290,035
789,900	PepsiCo, Inc.	66,714,954
2,185,400	Pfizer, Inc.	69,342,742
1,021,000	Philip Morris International, Inc.	87,336,340
15,200	Precision Castparts Corp.	3,928,440
1,246,800	Procter & Gamble Co. (The)	105,005,496
551,800	Qualcomm, Inc.	40,601,444
83,800	Quest Diagnostics, Inc.	5,106,772
151,500	Southern Copper Corp.	3,802,650
165,300	Stryker Corp.	12,301,626
335,400	Sysco Corp.	11,279,502
277,000	Target Corp.	17,708,610
71,200	Texas Instruments, Inc.	3,061,600
58,100	TJX Cos, Inc. (The)	3,653,328
156,200	United Technologies Corp.	17,316,332
461,900	UnitedHealth Group, Inc.	34,402,312
6,000	VF Corp.	1,407,480
37,800	Visa, Inc. – Class A	7,690,788

Shares	Description	Value ($)
	United States — continued
938,500	Wal-Mart Stores, Inc.	76,027,885
229,100	Walgreen Co.	13,562,720
69,600	WellPoint, Inc.	6,464,448
12,900	WW Grainger, Inc.	3,327,168
18,000	Yum! Brands, Inc.	1,398,240
150,500	Zimmer Holdings, Inc.	13,757,205

	Total United States	2,218,325,186

	TOTAL COMMON STOCKS (COST $5,085,026,775)	5,570,721,249

	PREFERRED STOCKS — 1.8%

	Brazil — 1.4%
203,800	AES Tiete SA	1,752,640
475,390	Banco Bradesco SA	6,308,416
411,610	Banco Bradesco SA ADR	5,462,065
232,800	Banco do Estado do Rio Grande do Sul SA – Class B	1,355,284
253,850	Bradespar SA	2,761,153
42,300	Braskem SA – Class A	376,628
35,600	Companhia de Transmissao de Energia Eletrica Paulista	441,933
538,100	Companhia Energetica de Minas Gerais	4,521,597
341,000	Companhia Energetica de Minas Gerais Sponsored ADR	2,847,350
104,900	Companhia Energetica de Sao Paulo – Class B	1,054,793
52,400	Companhia Paranaense de Energia ADR	707,400
81,400	Companhia Paranaense de Energia – Class B	1,094,114
595,800	Eletropaulo Metropolitana SA	2,412,683
443,600	Gerdau SA	3,418,004
215,100	Gerdau SA ADR	1,664,874
155,800	Gol Linhas Aereas Inteligentes SA	660,921
653,260	Itau Unibanco Holding SA	9,216,836
573,060	Itau Unibanco Holding SA ADR	8,062,954
2,497,370	Itausa-Investimentos Itau SA	9,942,015
216,900	Klabin SA	1,123,449
263,000	Metalurgica Gerdau SA	2,555,584
1,518,600	Oi SA	2,320,706
442,000	Petroleo Brasileiro SA (Petrobras)	3,617,585
164,200	Telefonica Brasil SA	3,156,638
213,000	Telefonica Brasil SA ADR	4,144,980
71,600	Tim Participacoes SA ADR	1,774,248
373,200	Usinas Siderrurgicas de Minas Gerais SA	1,988,930
1,816,700	Vale SA	25,499,590
253,300	Vale SA Sponsored ADR	3,553,799

	Total Brazil	113,797,169

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Shares / Par Value ($)		Description	Value ($)
		Germany — 0.2%
	92,234	Porsche Automobil Holding SE	9,364,512
	18,154	Volkswagen AG	4,809,511

		Total Germany	14,174,023

		Russia — 0.1%
	1,062,224	Sberbank	2,719,460
	9,902,648	Surgutneftegaz OJSC	7,046,368
	635	Transneft	1,270,000

		Total Russia	11,035,828

		South Korea — 0.1%
	18,563	Hyundai Motor Co	2,156,841
	19,478	Hyundai Motor Co	2,336,770
	3,248	Samsung Electronics Co Ltd (Non-Voting)	3,077,166

		Total South Korea	7,570,777

		United Kingdom — 0.0%
	18,005,132	Rolls-Royce Holdings Plc C Shares *	29,471

		TOTAL PREFERRED STOCKS (COST $147,308,501)	146,607,268

		RIGHTS/WARRANTS — 0.0%

		Brazil — 0.0%
	6,647	Klabin SA Rights, Expires 12/27/13 *	45,526

		South Africa — 0.0%
	1,631,174	African Bank Investments Ltd Rights, Expires 12/06/13 *	719,565

		TOTAL RIGHTS/WARRANTS (COST $1,188,151)	765,091

		INVESTMENT FUNDS — 0.8%

		Thailand — 0.0%
	1,566,440	BTS Rail Mass Transit Growth Infrastructure Fund	460,514

		United States — 0.8%
	1,601,069	iShares MSCI Emerging Markets ETF	67,805,272

		TOTAL INVESTMENT FUNDS (COST $67,613,046)	68,265,786

		DEBT OBLIGATIONS — 16.6%

		Canada — 0.1%
		Asset-Backed Securities — 0.1%
CAD	2,559,488	Master Asset Vehicle II, Series 09-2, Class A1, 0.78%, due 07/15/56	2,192,952
CAD	1,938,400	Master Asset Vehicle II, Series 09-2, Class A2, 0.78%, due 07/15/56	1,624,307

Shares / Par Value ($)		Description	Value ($)
		Asset-Backed Securities — continued
CAD	352,000	Master Asset Vehicle II, Series 09-2, Class B, Zero Coupon, due 07/15/56	288,334
CAD	150,000	Master Asset Vehicle II, Series 09-2, Class C, Zero Coupon, due 07/15/56	112,984

		Total Asset-Backed Securities	4,218,577

		United States — 16.5%
		Bank Loans — 0.0%
	380,447	Caesars Entertainment Corp. Term Loan B1, 3.24%, due 01/28/15	378,545
	779,253	Caesars Entertainment Corp. Term Loan B3, 3.24%, due 01/28/15	771,460

		Total Bank Loans	1,150,005

		CMBS Collateralized Debt Obligations — 0.0%
	1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.04%, due 11/23/52	1,599

		Insured Other — 0.0%
	2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	503,750

		U.S. Government — 16.5%
	27,864,960	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (c)	32,734,808
	313,888,778	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (c)	368,132,525
	21,541,890	U.S. Treasury Inflation Indexed Note, 2.00%, due 01/15/14 (c)	21,508,242
	654,728,721	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (c)	640,713,598
	33,190,500	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (c)	33,296,809
	259,343,382	U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21 (c)	277,315,100

		Total U.S. Government	1,373,701,082

		TOTAL DEBT OBLIGATIONS (COST $1,393,183,030)	1,379,575,013

		SHORT-TERM INVESTMENTS — 14.8%

		Money Market Funds — 2.8%
	230,129,027	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (d)	230,129,027

		U.S. Government — 12.0%
	86,000,000	U.S. Treasury Bill, 0.04%, due 02/06/14 (e) (f)	85,993,722
	150,000,000	U.S. Treasury Bill, 0.08%, due 04/03/14 (e) (f)	149,958,000

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2013 (Unaudited)

Par Value ($)	Description	Value ($)
	U.S. Government — continued
107,000,000	U.S. Treasury Bill, 0.11%, due 05/29/14 (e) (f)	106,944,467
377,700,000	U.S. Treasury Bill, 0.05%, due 02/13/14 (f)	377,663,741
190,000,000	U.S. Treasury Bill, 0.08%, due 03/06/14 (f)	189,960,290
90,000,000	U.S. Treasury Bill, 0.09%, due 09/18/14 (e) (f)	89,934,750

	Total U.S. Government	1,000,454,970

	TOTAL SHORT-TERM INVESTMENTS (COST $1,230,515,750)	1,230,583,997

	TOTAL INVESTMENTS — 100.9% (Cost $7,924,835,253)	8,396,518,404
	Other Assets and Liabilities (net) — (0.9%)	(73,776,801)

	TOTAL NET ASSETS — 100.0%	$8,322,741,603

A summary of outstanding financial instruments at November 30, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/23/2013	GS	AUD	90,273,000	USD	85,338,227	$3,201,113
12/23/2013	JPM	AUD	10,834,000	USD	9,821,357	(36,225)
01/09/2014	BCLY	CAD	25,887,000	USD	24,718,319	367,870
12/10/2013	BCLY	CHF	30,184,239	USD	33,133,970	(167,833)
12/10/2013	GS	CHF	26,432,304	USD	29,006,707	(155,644)
12/10/2013	MSCI	CHF	16,307,972	USD	17,900,319	(92,013)
01/21/2014	MSCI	DKK	32,152,000	USD	5,840,424	(18,306)
12/18/2013	BCLY	EUR	406,398,660	USD	550,968,852	(1,119,795)
12/18/2013	GS	EUR	312,225,026	USD	424,861,039	706,365
01/16/2014	BCLY	GBP	125,264,741	USD	200,019,827	(4,947,981)
01/16/2014	GS	GBP	63,731,184	USD	101,373,052	(2,908,815)
01/16/2014	JPM	GBP	79,327,133	USD	127,223,748	(2,577,411)
01/16/2014	MSCI	GBP	124,626,795	USD	198,366,124	(5,557,826)
01/23/2014	BCLY	JPY	26,108,673,841	USD	259,235,069	4,232,991
01/23/2014	MSCI	JPY	20,400,022,876	USD	203,172,857	3,926,879
01/21/2014	DB	NOK	48,451,348	USD	7,922,453	34,639
01/21/2014	GS	NOK	44,440,652	USD	7,259,280	24,402
01/14/2014	DB	NZD	7,991,264	USD	6,684,724	202,358
01/14/2014	JPM	NZD	160,000	USD	129,980	191
01/21/2014	MSCI	SEK	143,715,000	USD	21,771,996	(126,762)
01/28/2014	GS	SGD	3,676,000	USD	2,927,500	(1,589)
01/28/2014	JPM	SGD	20,681,000	USD	16,515,957	37,042
12/13/2013	BCLY	TWD	1,668,620,855	USD	56,429,518	23,936
12/10/2013	MSCI	USD	6,194,884	CHF	5,610,000	(5,458)
12/13/2013	BOA	USD	28,321,692	TWD	834,555,293	(110,624)
12/13/2013	DB	USD	28,311,798	TWD	834,065,562	(117,284)

						$(5,185,780)

Written Options

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put	3,830	12/20/2013	Euro STOXX 50, Strike 3,050	$2,749,251	$(1,252,498)
Put	3	12/20/2013	FTSE 100, Strike 6,650	2,525	(3,216)
Put	443	12/20/2013	FTSE 100, Strike 6,675	586,991	(618,961)
Put	28	12/20/2013	FTSE 100, Strike 6,700	60,268	(46,189)
Put	46	12/30/2013	Hang Seng, Strike 23,000	88,995	(34,935)
Put	261	12/30/2013	Hang Seng, Strike 23,800	505,712	(611,451)
Put	400	12/13/2013	Nikkei 225, Strike 14,250	1,644,272	(33,290)
Put	178	12/13/2013	Nikkei 225, Strike 15,125	584,065	(108,827)
Put	113	12/13/2013	Nikkei 225, Strike 15,500	216,128	(166,048)
Put	34	12/21/2013	S&P 500, Strike 1,750	92,024	(20,400)
Put	64	12/21/2013	S&P 500, Strike 1,780	108,581	(66,240)
Put	1,076	12/21/2013	S&P 500, Strike 1,790	2,570,395	(1,441,840)
Put	37	12/20/2013	S&P TSX 60, Strike 770	1,487	(2,682)
Put	1,197	12/20/2013	S&P TSX 60, Strike 775	96,887	(114,955)
Put	715	12/19/2013	SPI 200, Strike 5,300	421,438	(286,180)
Put	60	12/19/2013	SPI 200, Strike 5,325	21,681	(28,520)
Put	66	12/19/2013	SPI 200, Strike 5,400	52,759	(57,411)

				$9,803,459	$(4,893,643)

As of November 30, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2013 (Unaudited)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

The rates shown on variable rate notes are the current interest rates at November 30, 2013, which are subject to change based on the terms of the security.

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(d)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swaps contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(f)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

TWD - Taiwan Dollar

USD - United States Dollar

As of November 30, 2013, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
7,943,798,863	543,673,589	(90,954,048)	452,719,541

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Fund classifies such securities as Level 3 (levels defined below). For the period ended November 30, 2013, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of its counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that was valued using fair value inputs obtained from that independent pricing service as of November 30, 2013. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

Typically, the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. See the table below for information about securities for which no alternative pricing source was available. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, the Fund invests in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service and presented in the table below on a net basis, which will tend to understate the Fund’s exposure, or valued using prices for which no alternative pricing source was available. The net aggregate direct exposure to these valuation methodologies (based on the Fund’s net assets) as of November 30, 2013 is as follows:

Securities and Derivatives

Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; no alternative pricing source was available
< 1%	41%	< 1%

U.S. GAAP requires the Fund to disclose the fair value of its investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to the Fund’s total net assets separately identified in the table below). At November 30, 2013, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Fund’s direct securities and derivatives, if any, as of November 30, 2013:

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks
Australia	$—	$91,521,314	$—	$91,521,314
Austria	—	10,403,278	—	10,403,278
Belgium	—	17,858,837	—	17,858,837
Brazil	30,986,121	76,094,947	—	107,081,068
Canada	20,278,084	—	—	20,278,084
Chile	—	534,964	—	534,964
Czech Republic	—	12,590,944	—	12,590,944
Denmark	—	6,062,549	—	6,062,549

Description	Level 1	Level 2	Level 3		Total
Asset Valuation Inputs (continued)
Common Stocks (continued)
Egypt	$—	$7,706,481	$—		$7,706,481
Finland	—	28,684,205	—		28,684,205
France	—	344,929,016	—		344,929,016
Germany	—	148,836,292	—		148,836,292
Greece	—	2,835,402	—		2,835,402
Hong Kong	—	45,080,705	—		45,080,705
Hungary	—	2,575,028	—		2,575,028
India	6,718,642	37,059,603	597,992		44,376,237
Indonesia	1,289,862	28,134,692	—		29,424,554
Ireland	—	3,075,577	—		3,075,577
Israel	—	9,872,306	—		9,872,306
Italy	—	166,598,735	—		166,598,735
Japan	—	463,503,031	—		463,503,031
Malaysia	—	6,492,066	—		6,492,066
Mexico	28,181,884	—	—		28,181,884
Netherlands	3,175,608	37,016,345	0	*	40,191,953
New Zealand	—	6,670,398	—		6,670,398
Norway	—	15,387,632	—		15,387,632
Peru	5,792,089	—	—		5,792,089
Philippines	375,180	3,428,469	—		3,803,649
Poland	—	22,262,931	—		22,262,931
Portugal	—	8,842,079	—		8,842,079
Russia	5,799,108	152,876,039	—		158,675,147
Singapore	—	19,514,080	—		19,514,080
South Africa	408,062	40,794,676	—		41,202,738
South Korea	5,068,105	229,577,128	—		234,645,233
Spain	—	209,503,303	—		209,503,303
Sri Lanka	—	60,135	—		60,135
Sweden	—	21,912,298	—		21,912,298
Switzerland	—	74,289,734	—		74,289,734
Taiwan	16,014,059	126,854,024	—		142,868,083
Thailand	—	37,305,933	—		37,305,933
Turkey	173,116	55,563,837	—		55,736,953
United Kingdom	—	655,229,138	—		655,229,138
United States	2,218,325,186	—	—		2,218,325,186

TOTAL COMMON STOCKS	2,342,585,106	3,227,538,151	597,992		5,570,721,249

Preferred Stocks
Brazil	28,217,670	85,579,499	—		113,797,169
Germany	—	14,174,023	—		14,174,023
Russia	—	11,035,828	—		11,035,828
South Korea	—	7,570,777	—		7,570,777
United Kingdom	—	—	29,471		29,471

TOTAL PREFERRED STOCKS	28,217,670	118,360,127	29,471		146,607,268

Rights/warrants
Brazil	—	45,526	—		45,526
South Africa	—	719,565	—		719,565

TOTAL RIGHTS/WARRANTS	—	765,091	—		765,091

Investment Funds
Thailand	—	460,514	—		460,514
United States	67,805,272	—	—		67,805,272

TOTAL INVESTMENT FUNDS	67,805,272	460,514	—		68,265,786

Debt Obligations
Canada	—	—	4,218,577		4,218,577
United States	—	1,373,701,082	1,655,354		1,375,356,436

TOTAL DEBT OBLIGATIONS	—	1,373,701,082	5,873,931		1,379,575,013

Short-Term Investments	1,230,583,997	—	—		1,230,583,997

Total Investments	3,669,192,045	4,720,824,965	6,501,394		8,396,518,404

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs (continued)
Derivatives**
Forward Currency Contracts
Foreign Currency Risk	$—	$12,757,786	$—	$12,757,786

Total	$3,669,192,045	$4,733,582,751	$6,501,394	$8,409,276,190

Liability Valuation Inputs
Derivatives**
Forward Currency Contracts
Foreign Currency Risk	—	(17,943,566)	—	(17,943,566)
Written Options
Equity Risk	(1,646,117)	(3,247,526)	—	(4,893,643)

Total	$(1,646,117)	$(21,191,092)	$—	$(22,837,209)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Represents the interest in securities that were determined to have a value of zero at November 30, 2013.
**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds, if any, held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For the period ended November 30, 2013, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2013	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*		Balances as of November 30, 2013		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2013
Common Stocks
India	$1,107,369	$2,412,367	$(590,397)	$—	$(124,571)	$(79,628)	$—	$(2,127,148	)**	$597,992		$103,564
Netherlands	93,629	—	—	—	—	(93,629)	—	—		0	***	—
Thailand	1,300,860	1,803,086	(1,884,496)	—	326,303	(405,142)	—	(1,140,611	)**	—		—
United Kingdom	—	19,615	(19,615)	—	—	—	—	—		—		—
Preferred Stocks
United Kingdom	—	29,228	—	—	—	243	—	—		29,471		243
Debt Obligations
Asset-Backed Securities
Canada	4,156,599	—	(106)	12,192	10	49,882	—	—		4,218,577		49,882
United States	397,099	—	—	26,791	—	81,459	—	—		505,349		81,459
Bank Loans
United States	4,983,209	—	(3,800,838)	8,738	17,045	(58,149)	—	—		1,150,005		(21,072)

Total	$12,038,765	$4,264,296	$(6,295,452)	$47,721	$218,787	$(504,964)	$—	$(3,267,759)		$6,501,394		$214,076

*	The Fund accounts for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was observable market data to value these assets at period end.
***	Represents the interest in securities that were determined to have a value of zero at November 30, 2013.

The net aggregate direct and/or indirect exposure to investments in securities and derivative financial instruments using Level 3 inputs and presented on a net basis (based on the Fund’s net assets) as of November 30, 2013 were as follows:

Level 3 securities and derivatives
< 1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements and participations

The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it generally acquires direct rights against the borrower. Loan agreements outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for a relative short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments

Inflation-indexed bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation-indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond constitutes taxable ordinary income to investors, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Investment and other risks

Investing in mutual funds involves many risks. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

An investment in the Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. The Fund is subject to market risk, which is the risk that the market value of its holdings will decline. Market risks include:

Equities — The Fund runs the risk that the market prices of its equity investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

The Fund invests a substantial portion of its assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of the Fund’s shares.

If the Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments — The Fund’s investments in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing the Fund to the risk that the price of which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk of the Fund’s investments in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater when the Fund invests in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The market price of the Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation).

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, if the Fund has invested a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

• NON-U.S. INVESTMENT RISK. Because the Fund invests in non-U.S. securities, it is subject to additional and more varied risks than funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit the Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

The Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. The Fund may seek to collect a refund on taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by the Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. The Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. The Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes the Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of the Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including the Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Fund’s investment opportunities.

Because the Fund may invest a significant portion of its assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets), it is subject to greater non-U.S. investment risk than funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in the Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• MANAGEMENT AND OPERATIONAL RISK. The Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. The Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

The Manager’s portfolio managers may use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Fund’s investment objective.

The Fund also is subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Fund for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Fund. Other Fund service providers also have limitations on their liability to the Fund for losses resulting from their errors.

• OPTIONS RISK. The market price of options written by the Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American-style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While the Fund has greater flexibility to tailor an OTC option, OTC options generally expose the Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to the Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, the Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term gains, which, when distributed, are taxable to shareholders at ordinary income tax rates.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, the Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). Because the Fund’s principal investment strategies may involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities, the Fund has increased exposure to liquidity risk. These types of investments can be difficult to value, exposing the Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

• DERIVATIVES RISK. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, the Fund often will not receive the collateral the day the collateral is called for.

The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

The Fund’s use of derivatives may be subject to one or more special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Fund to new kinds of risks and costs.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which the Fund’s investments are traded, in which the Fund receives income, or in which the Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

The Fund may use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of its portfolio. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and the Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. In addition, payment of principal of fixed income securities guaranteed by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and if the Fund holds such a security, the Fund is subject to the risk that the security’s rating will be downgraded.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” below, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk — Asset-Backed Securities” below.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” above for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer.

MARKET RISK — Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause the Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. See “Credit Risk” above for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease.

In addition, the existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• COUNTERPARTY RISK. To the extent the Fund enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or lends its securities, it runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Fund is not subject to any limits on its exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. The Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases the Fund’s counterparty risk. To the extent the Fund uses swap contracts, it is subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., the Fund’s investment exposures exceed its net asset value). Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. The Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

• REAL ESTATE RISK. To the extent the Fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operating costs and property taxes, levels of occupancy, adequacy of rent to cover operating costs, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, some mortgage real estate investment trusts (REITs) may hold mortgages that the mortgagors elect to prepay, which prepayment may reduce the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and their failure to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from investment company status under the Investment Company act of 1940 Act, as amended (the “1940 Act”).

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Investment and other risk” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment programs for a period of time and achieving its investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates or indices, or to offer them on a more limited basis. To the extent that the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• SHORT SALES RISK. The Fund may use short sales in its investment programs in an attempt to increase its returns or for hedging purposes.

In implementing its principal investment strategies, the Fund is permitted to engage in short sales of securities or currencies that it does not own. To do so, the Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses.

Short sales of securities or currencies the Fund does not own involve a form of investment leverage, and the amount of a Fund’s potential loss is theoretically unlimited. The Fund is subject to increased leveraging risk and other investment risks described in this “Investments and other risks” section to the extent it sells short securities or currencies it does not own.

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government) are subject to greater overall risk than funds whose investments are more diversified. To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

To the extent the Fund focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, it is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. See also “Real Estate Risk” above.

Similarly, to the extent the Fund has a significant portion of its assets in investments tied economically to a particular geographic region, non-U.S. country or particular market (e.g., emerging markets), it has more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g. GMO asset allocation accounts), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Fund are not subject to restrictions on the frequency of trading of Fund shares. Asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable gains to shareholders. In addition, to the extent the Fund invests in other GMO Funds subject to large shareholder risk, it is indirectly subject to this risk.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. The Fund may invest in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this risk disclosure, “underlying Funds”), and is exposed to the risk that the underlying Funds will not perform as expected.

Because the Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if the Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Fund also is indirectly exposed to all of the risks of an investment in the underlying Funds.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. The Fund is a “non-diversified investment company” under the 1940 Act. This means that it is allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, it may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on its performance, than if it was “diversified.”

Temporary Defensive Positions. The Fund normally does not take temporary defensive positions. To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of GMO Benchmark-Free Allocation Fund (“BFAF”). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its or BFAF’s portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its or BFAF’s investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or BFAF holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its or BFAF’s portfolio. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions used by the Fund, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Fund holds cleared derivatives transactions through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Fund holds exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

The Fund held derivatives during the period ended November 30, 2013. The following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use
Forward currency contracts
Adjust exposure to foreign currencies	X
To manage against anticipated currency exchange rate changes	X
Futures contracts
Adjust exposure to certain securities markets	X
Maintain the diversity and liquidity of the portfolio	X
Options (Written)
Used written put option contracts as substitute for direct equity investment	X
Swap contracts
Adjust exposure to certain securities markets	X
Adjust exposure to certain companies and industries	X
To hedge some or all of the broad market exposure of the assets in which the Fund invests	X
Rights and/or warrants
Received as a result of corporate actions	X

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2013, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	$—	4,383	$3,763,138	$—	—	$—
Options written	—	69,211	68,118,154	—	—	—
Options bought back	—	(14,916)	(19,485,693)	—	—	—
Options expired	—	(49,712)	(42,006,259)	—	—	—
Options exercised	—	(415)	(585,881)	—	—	—

Outstanding, end of period	$—	8,551	$9,803,459	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Fund may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the values assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2013:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Asset:
Investments, at value (rights and/or warrants)	$—	$765,091	$—	$—	$—	$765,091
Unrealized Appreciation on Forward Currency Contracts	—	—	12,757,786	—	—	12,757,786

Total	$—	$765,091	$12,757,786	$—	$—	$13,522,877

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(17,943,566)	$—	$—	$(17,943,566)
Written Options, at value	—	(4,893,643)	—	—	—	(4,893,643)

Total	$—	$(4,893,643)	$(17,943,566)	$—	$—	$(22,837,209)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap contracts) or number of contracts (options) outstanding at each month-end, was as follows for the period ended November 30, 2013:

Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options	Rights and/or warrants ($)
2,523,318,729	100,697,134	3,721,051	7,597	514,949

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GMO Trust

By (Signature and Title):	\s\ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

Date: January 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	\s\ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

Date: January 27, 2014

By (Signature and Title):	\s\ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date: January 27, 2014